As filed with the Securities and Exchange Commission on April 28, 1999
                                     Registration Statement No. 333-_______

==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              -----------------

                            REGISTRATION STATEMENT
                                  ON FORM S-3
                                     UNDER
                          THE SECURITIES ACT OF 1933

                             -------------------

                     J.P. MORGAN ACCEPTANCE CORPORATION I
            (Exact name of registrant as specified in its charter)
Delaware                                                      13-3475488
(State of incorporation)                                 (I.R.S. Employer
                                                       Identification No.)

                                60 Wall Street
                           New York, New York 10260
                                (212) 648-7741

              (Address, including zip code, and telephone number,
             including area code, of principal executive offices)

                               ----------------

                           David M. Duzyk, President
                                60 Wall Street
                           New York, New York 10260
                                (212) 648-7741

               (Name, address, including zip code, and telephone
              number, including area code, of agent for service)

                               ----------------

                                With a copy to:
                             Siegfried Knopf, Esq.
                               Brown & Wood LLP
                            One World Trade Center
                           New York, New York 10048

         Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


         If delivery of the prospectus is expected to be made pursuant to
Rule 434, please check the following box. [   ]



                        CALCULATION OF REGISTRATION FEE

===========================================================================================================================
                                                                     Proposed         Proposed
                                                                     Maximum          Maximum
                                                    Amount          Aggregate        Aggregate            Amount of
                  Title of                          to be             Price       Offering Price*        Registration
        Securities to Be Registered               Registered        Per Unit*                                Fee
===========================================================================================================================
Asset Backed Securities.....................  $1,656,379,452(1)        100%      $1,656,379,452(1)    $140,191,278.89(2)
===========================================================================================================================


         *    Estimated for the purpose of calculating the registration fee.

(1) $956,379,452 aggregate principal amount of securities registered under Registration No. 33-23597 referred to below and not previously sold is carried forward in this Registration Statement pursuant to Rule 429. A registration fee of $191,275.89 in connection with such unsold amount of securities was paid previously under the foregoing Registration Statement. In addition, $700,000,000 aggregate principal amount of securities registered under Registration No. 33-23761 referred to below and not previously sold is carried forward in this Registration Statement pursuant to Rule 429. A registration fee of $140,000,000 in connection with such unsold amount of securities was paid previously under the foregoing Registration Statement.

(2)      Previously paid, as noted above.

         Pursuant to Rule 429 and Rule 414, the prospectus and forms of the prospectus supplement contained in this Registration Statement also relate to, and this Registration Statement constitutes a post-effective amendment to, Registration Statement No. 33-23597, which was filed on August 9, 1988 on Form S-11, by J.P. Morgan Mortgage Pass-Through Corporation, as a result of a merger of J.P. Morgan Mortgage Pass-Through Corporation into the Registrant. The merger was effective as of April 14, 1999. The Registrant expressly adopts Registration Statement No. 33-23597 as its own registration statement for all purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934.

         In addition, pursuant to Rule 429, the prospectus and forms of prospectus supplement contained in this Registration Statement also relate to, and the Registration Statement constitutes a post-effective amendment to, Registration Statement No. 33-23761, which was filed by the Registrant on August 24, 1988 on Form S-3 and Form S-11, and any unsold securities registered thereunder.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

==============================================================================


The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION, DATED APRIL 28, 1999
PROSPECTUS SUPPLEMENT
To Prospectus dated _____________________
                           $___________ (approximate)
                          HOME EQUITY LOAN TRUST 199_-_
               HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 199_-_
                      J.P. MORGAN ACCEPTANCE CORPORATION I
                                    DEPOSITOR

                       as Transferor and Master Servicer

The notes represent non-recourse obligations of the issuer only and do not represent an inteest in or obligation of the Depositor, the trustee or any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.


                                   THE TRUST

o is a Delaware business trust formed pursuant to a trust agreement between J.P. Morgan Acceptance Corporation I and ________

o        will issue [___] class of senior Notes, which are offered hereby

o        will issue a single Transferor Interest, which is not offered hereby

                                   THE NOTES

o are principally secured by the assets of the trust which consist of a pool of [adjustable rate home equity revolving credit line loan agreements and fixed rate closed-end home equity loans]

o        currently have no trading market


                               CREDIT ENHANCEMENT

o        A spread account will fund shortfalls in payments due on the Notes.

o The Transferor Interest will absorb up to a certain percentage of all losses on the mortgage loans.

o An irrevocable and unconditional guaranty insurance policy issued by [________] will guarantee payments on the Notes.

o If _____ defaults, certain payments to the holder of the Transferor Interest will only be paid after payments due on the Notes are made.


REVIEW THE INFORMATION IN "RISK FACTORS" ON PAGE S-10 IN THIS PROSPECTUS SUPPLEMENT AND ON PAGE 5 IN THE PROSPECTUS.

o For complete information about the Notes, read both this prospectus supplement and the prospectus.

    J.P. Morgan Securities Inc., the Underwriter, will buy the Notes from the Depositor at the price specified below.


                                                     PER $1,000 OF
                                                         NOTES            TOTAL
Price to Public...................................   $               $
Underwriting Discount.............................   $               $
Proceeds, before expenses, to the Depositor.......   $               $

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE NOTES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

J.P. Morgan & Co.

_________________, 199_






         CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE SECURITIES. SPECIFICALLY, THE UNDERWRITERS MAY OVERALLOT IN CONNECTION WITH THE OFFERING, AND MAY BID FOR, AND PURCHASE, THE SECURITIES IN THE OPEN MARKET. SEE "UNDERWRITING".

         THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE NOTES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, DATED _______, 199_ AND ATTACHED HERETO. PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE NOTES OFFERED HEREBY MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

         No dealer, salesman, or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus supplement and the accompanying prospectus and if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or the Underwriter. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation in such jurisdiction. The delivery of this prospectus supplement and the accompanying prospectus at any time does not imply that the information herein or therein is correct as of any time subsequent to the date hereof.

         UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE NOTES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITER AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.






                               TABLE OF CONTENTS

                                                                          Page
PROSPECTUS SUPPLEMENT
         Summary.............................................................S-3
         Risk Factors.......................................................S-10
         The Insurer........................................................S-13
         The Trust..........................................................S-13
         The Transferor.....................................................S-14
         Description of the Mortgage Loans..................................S-16
         Descripton of the Notes............................................S-24
         Pool Factor........................................................S-39
         Maturity and Prepayment considerations.............................S-39
         Description of the Agreements......................................S-41
         Use of Proceeds....................................................S-48
         Certain Federal Income Tax Consequences............................S-48
         State Taxes........................................................S-51
         ERISA Considerations...............................................S-51
         Legal Investment Considerations....................................S-53
         Underwriting.......................................................S-53
         Legal Matters......................................................S-53
         Experts............................................................S-54
         Ratings............................................................S-54

PROSPECTUS
         Risk Factors.....................................................   5
         The Trust Fund...................................................   7
         Use of Proceeds..................................................  25
         The Depositor....................................................  25
         Credit Enhancement...............................................  43
         Yield and Prepayment Considerations..............................  50
         The Agreements...................................................  52
         Certain Legal Aspects of the Loans...............................  68
         Federal Income Tax Consequences..................................  84
         State Tax Considerations......................................... 111
         ERISA Considerations............................................. 111
         Legal Investment................................................. 118
         Method of Distribution........................................... 119
         Legal Matters.................................................... 120
         Financial Information............................................ 120
         Rating........................................................... 120
         Index of Defined Terms........................................... 122





                                    SUMMARY

         This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. Please read this entire prospectus supplement and the accompanying prospectus for additional information about the Notes.

--------------------------------------------------------------------------------------------------

                       HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 199_-_
--------------------------------------------------------------------------------------------------
----------------------- ------------------ --------------------------- ---------------------------

                                                 INITIAL CLASS
CLASS/INTEREST              NOTE RATE          PRINCIPAL BALANCE1      MATURITY DATE2
----------------------- ------------------ --------------------------- ---------------------------
----------------------- ------------------ --------------------------- ---------------------------

Notes                     LIBOR + ___%3        $________________              ____________
----------------------- ------------------ --------------------------- ---------------------------
----------------------- ------------------ --------------------------- ---------------------------

Transferor4                   N.A.                    N.A.                        N.A.
----------------------- ------------------ --------------------------- ---------------------------

1         This amount is subject to a variance of ___%.
2         We expect the actual maturity date for the Notes will be significantly earlier than its maturity date stated above.
3         If this rate exceeds the weighted average of the net loan rates on any payment date, you will receive interest at the weighted average net loan rate. We refer you to "Description of the Notes--Payments on the Notes" for more information regarding the weighted average net loan rate and other limitations on the payment of interest on the Notes.
4         The Transferor Interest is not being offered pursuant to this prospectus supplement and the prospectus.







THE TRANSFEROR AND MASTER SERVICER

o        ________________________

o _________________________maintains its principal office at _____________________. Its telephone number is ____________.

o The master servicer will receive a monthly fee from the interest payments on the mortgage loans equal to ___% per annum on the principal balance of each mortgage loan.

         WE REFER YOU TO "THE TRANSFEROR" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.

THE DEPOSITOR

o        J.P.Morgan Acceptance Corporation I

o J.P.Morgan Acceptance Corporation I maintains its principal office at 60 Wall Street, New York, New York 10260. Its telephone number is
         (212) 648-7741.

         WE REFER YOU TO "THE DEPOSITOR" IN THE PROSPECTUS FOR ADDITIONAL INFORMATION.

TRUST

o        Home Equity Loan Trust, 199_-_.

INDENTURE TRUSTEE

o        [__________________________]

OWNER TRUSTEE

o        [__________________________]

INSURER

o        [________________________]

         WE REFER YOU TO "THE INSURER" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.

CUT-OFF DATE

o        ______________, 199_.

CLOSING DATE

o        ______________, 199_.

PAYMENT DATE

o The __th day of each month, or if such day is not a business day, the next business day. The first payment date is ____________, 199_.

COLLECTION PERIOD

o        The calendar month preceding the month of a payment date.

REGISTRATION OF NOTES

         We will issue the Notes in book-entry form. You will hold your interests either through a depository in the United States or through one of two depositories in Europe. While the notes are book-entry, they will be registered in the name of the applicable depository, or in the name of the depository's nominee.

         Transfers within any depository system will be made in accordance with the usual rules and operating procedures of that system. Cross-market transfers between two different depository systems may be made through a third-party bank and/or the related depositories. The limited circumstances under which definitive notes will replace the book-entry notes are described in this prospectus supplement.

         WE REFER YOU TO "RISK FACTORS-- CONSEQUENCES ON LIQUIDITY AND PAYMENT DELAY BECAUSE OF OWNINg BOOK-ENTRY NOTES", "DESCRIPTION OF THE NOTES--BOOK-ENTRY NOTES" AND "ANNEX I" IN THIS PROSPECTUs SUPPLEMENT FOR ADDITIONAL INFORMATION.

ASSETS OF THE TRUST

         The trust's assets include:

o a pool of [adjustable rate home equity revolving credit line loan agreements and fixed rate closed-end home equity loans,] secured by either first or junior deeds of trust or mortgages on one- to four-family residential properties;

o payments of interest due on the mortgage loans on and after the cut-off date and principal payments received on the mortgage loans on and after the cut-off date;

o property that secured a mortgage loan which has been acquired by foreclosure or deed in lieu of foreclosure; and

o rights under certain hazard insurance policies covering the mortgaged properties.

During the life of the trust, all new advances made to mortgagors under the applicable credit line agreement will become assets of the trust. Due to such advances and any principal payments on the mortgage loans, the pool balance will generally fluctuate and differ from day to day.

THE MORTGAGE LOANS

1.       Mortgage Loan Statistics

On the closing date, the trust will acquire a pool of [adjustable rate home equity revolving credit line loan agreements (the revolving credit-line loans) and fixed rate closed-end home equity loans] (the closed-end loans), or "mortgage loans". The mortgage loans will have the following characteristics:

o   number of mortgage loans: _____

o   number of revolving credit-line loans:

o   number of closed-end loans:

o   aggregate principal balance: $__________

      o  number of mortgage loans: _____

      o  mortgaged property location: ___ states

      o  average credit limit of revolving credit-line loans: $_____

      o  credit limits on the revolving credit-line loans range: $____ to $____

      o  interest rates as of December 1, 1998 range: _____% to ______%

      o  weighted average interest rate as of the cut-off date _____%
         (approximate)

      o  loan age range: ____ to ____months

      o  weighted average loan age:  __ months

      o  credit limit utilization rate range for revolving credit-line loans:
         ___ to ___

      o weighted average credit limit utilization rate for revolving credit-line loans: ___

      o  gross margin range for revolving credit-line loans: ___ to ___

      o  weighted average gross margin for revolving credit-line loans: __

      o  combined loan-to-value ratio range, of ____% to _____% (approximate)

      o  weighted average combined loan-to-value ratio ____% (approximate)

      o all of the revolving credit-line loans bear interest at an adjustable rate based on [_________].

      o balloon loans - loans with amortization schedules that don't fully amortize by their maturity date: ____% (approximate).

2.   Payment Terms of Mortgage Loans

     A.  Revolving Credit Line Loans

     o Each borrower under a revolving credit-line loan may borrow amounts from time to time up to the maximum amount of that borrower's line of credit. If borrowed amounts are repaid, they can again be borrowed.

     o INTEREST - Interest on each revolving credit-line loan is payable monthly on the related outstanding principal balance for each day in the billing cycle. The loan rate is variable and is equal to
         __________.

         PRINCIPAL - The revolving credit-line loans have [a ten year draw period during which time amounts may be borrowed under the credit line agreement, followed by a ten year repayment period during which the borrower must repay the outstanding principal of the loan].

     B.  Closed-End Home Equity Loans

     o The amount borrowed under a closed-end loan is fully disbursed on the date of origination of the related closed-end loan and the borrower is not entitled to future advances of cash under the related closed-end loan.

     o Interest on each closed-end loan is payable monthly on the related outstanding principal balance of the closed-end loan. The loan rate for most of the closed-end loans is fixed at origination of the closed-end loan. The loan rate for the remainder of the closed-end loans is variable and is equal to [________].

     C.  Simple Interest Loans

     o All of the loans compute interest based on a simple interest method. This means that interest is computed and charged to the borrower on the outstanding balance of the loan based on the number of days elapsed between the date through which interest was last paid on the loan through receipt of the borrower's most current payment. The portions of each monthly payment that are allocated to interest and principal are adjusted based on the actual amount interest charged on such basis.

WE REFER YOU TO "DESCRIPTION OF THE MORTGAGE LOANS" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.



THE NOTES

1.   GENERAL

     o   The notes will be secured by the assets of the trust.

     o Each month, the indenture trustee will calculate the amount you are owed.

     o If you hold a note on the day immediately preceding the related payment date, you will be entitled to receive payments on that payment date.

2. INTEREST PAYMENTS: Interest on the notes accrues during the period beginning on the prior payment date (or in the case of the first payment date, beginning on the closing date) and ending on the day before the applicable payment date. The indenture trustee will calculate interest based on the actual number of days in the interest period and a year assumed to consist of 360 days. On each payment date, you will be entitled to the following amounts from your portion of interest collections on the mortgage loans:

     o interest at the related note rate that accrued during the interest period on your invested amount; and

     o any interest that was due on a prior payment date and not paid. In addition, interest will have accrued on the amount of interest which was previously due and not paid.

3. PRINCIPAL PAYMENTS: From the first payment date and ending on the payment date in __________ and if certain events causing an acceleration of payment of principal do not occur, you will be entitled to either (a) or
     (b), whichever is the lesser amount:

     o   ___% of the principal collected during the prior due period; or

     o the amount of principal collected during the prior due period minus advances made to the borrowers under the credit line agreements during that due period.

     On the payment date following ___________, or if certain events causing an acceleration of principal occur, you will be entitled to receive the amount described in (a) above.

     WE REFER YOU TO "DESCRIPTION OF THE NOTES--PAYMENTS ON THE NOTES" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.

CREDIT ENHANCEMENT

1. THE INSURANCE POLICY: [_______________] will issue an insurance policy which unconditionally guarantees the payment of:

o     accrued and unpaid interest due on the Notes;

o     principal losses on the mortgage loans; and

o     any principal amounts owed to noteholders on the maturity date.

WE REFER YOU TO "DESCRIPTION OF THE NOTES--THE POLICY" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.

[2. THE SPREAD ACCOUNT: Amounts on deposit in the spread account will be available to the indenture trustee to pay interest due on the notes and to cover principal losses on the mortgage loans prior to a draw on the insurance policy.]

[WE REFER YOU TO "DESCRIPTION OF THE NOTES--THE SPREAD ACCOUNT" IN THIS
      PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.]

3. LIMITED SUBORDINATION OF TRANSFEROR INTEREST: [After the spread account is depleted and prior][Prior] to a draw on the policy, losses on the mortgage loans will be allocable to the transferor interest. up to certain levels. In addition, if the insurer defaults, certain payments to the holder of the transferor interest will be made after payments to the notes.

      WE REFER YOU TO "DESCRIPTION OF THE NOTES--OVERCOLLATERALIZATION" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.

OPTIONAL TERMINATION

      The mortgage loans will be subject to an optional transfer to the owner of the transferor interest on any payment date after:

      o the principal balance of the notes is reduced to any amount less than or equal to _% of the original principal balance of the notes; and

      o all amounts due and owing to the insurer and unreimbursed draws on the insurance policy, with interest thereon have been paid.

      WE REFER YOU TO "DESCRIPTION OF THE NOTES--TERMINATION; RETIREMENT OF THE NOTES" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.

FEDERAL TAX CONSIDERATIONS

     For federal income tax purposes:

      o Tax counsel is of the opinion that the notes will be treated as debt instruments.

      o You must agree to treat your note as indebtedness for federal, state and local income and franchise tax purposes.

      WE REFER YOU TO "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS FOR ADDITIONAL INFORMATION.

ERISA CONSIDERATIONS

     The fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, or ERISA, can limit investments by certain pension and other employee benefit plans. Pension and other employee benefit plans should be able to purchase investments like the notes so long as they are treated as debt under applicable state law and have no "substantial equity features". Any plan fiduciary considering whether to purchase the notes on behalf of a plan should consult with its counsel regarding the applicability of the provisions of ERISA and the Internal Revenue Code and the availability of any exemptions.

     WE REFER YOU TO "ERISA CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS FOR ADDITIONAL INFORMATION.

LEGAL INVESTMENT CONSIDERATIONS

     The Secondary Mortgage Market Enhancement Act of 1984 defines "mortgage related securities" to include only first mortgages, and not second mortgages. Because the pool of mortgage loans owned by the trust includes junior mortgage loans, the notes will not be "mortgage related securities" under that definition. Some institutions may be limited in their legal investment authority to only first mortgages or "mortgage related securities" and will be unable to invest in the Notes.

     WE REFER YOU TO "LEGAL INVESTMENT CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND "LEGAL INVESTMENT" IN THE PROSPECTUS FOR ADDITIONAL INFORMATION.

NOTE RATING

      The Trust will not issue the Notes unless they receive the following ratings:

      o  ____ by ___________________________.

      o  ___ by ____________________________.

      A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal by either rating agency.

      WE REFER YOU TO "RATINGS" AND "RISK FACTORS--NOTE RATING BASED PRIMARILY ON CLAIMS-PAYING ABILITY OF THE INSURER" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.



                                  RISK FACTORS

         YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS PRIOR TO ANY PURCHASE OF NOTES. YOU SHOULD ALSO CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS.

CONSEQUENCES ON LIQUIDITY AND PAYMENT DELAY BECAUSE OF OWNING BOOK-ENTRY NOTES

o LIMIT ON LIQUIDITY OF NOTES. Issuance of notes in book-entry form may reduce the liquidity of such notes in the secondary trading market since investors may be unwilling to purchase notes for which they cannot obtain physical notes.

o LIMIT ON ABILITY TO TRANSFER OR PLEDGE. Since transactions in the book-entry notes can be effected only through DTC, participating organizations, indirect participants and certain banks, your ability to transfer or pledge a book-entry note to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of such notes, may be limited due to lack of a physical note representing the book-entry notes.

o DELAYS IN PAYMENTS. You may experience some delay in the receipt of payments on the book-entry notes since the payments will be forwarded by the indenture trustee to DTC for DTC to credit the accounts of its participants which will thereafter credit them to your account either directly or indirectly through indirect participants, as applicable.

         WE REFER YOU TO "DESCRIPTION OF NOTES--BOOK-ENTRY NOTES" IN THIS PROSPECTUS SUPPLEMENT.

BALLOON LOAN RISK

         Balloon loans pose a risk because a borrower must pay a large lump sum payment of principal at the end of the loan term. If the borrower is unable to pay the lump sum or refinance such amount, you will suffer a loss if the insurer fails to perform its obligations under the policy and the other forms of credit enhancement are insufficient to cover the loss. Approximately ___% of the mortgage loans are balloon loans.

DELAY IN RECEIPT OF LIQUIDATION PROCEEDS; LIQUIDATION PROCEEDS MAY BE LESS THAN MORTGAGE LOAN BALANCE

         Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, liquidation expenses such as legal fees, real estate taxes and maintenance and preservation expenses will reduce the portion of liquidation proceeds payable to you. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the insurer fails to perform its obligations under the insurance policy.

         WE REFER YOU TO "CERTAIN LEGAL ASPECTS OF LOANS--FORECLOSURE" IN THE PROSPECTUS.

PREPAYMENTS AFFECT TIMING AND RATE OF RETURN ON YOUR INVESTMENT

         The yield to maturity on your notes will be directly related to the rate of principal payments on the mortgage loans. Please consider the following:

o Mortgagors may fully or partially prepay their mortgage loan at any time. However, some mortgage loans require that the mortgagor pay a fee with any prepayments in full within five years of origination, except that generally no fee is required for any prepayment in full made within twelve months of a loan's maturity date. This may result in the rate of prepayments being slower than would otherwise be the case.

o During the period that a borrower may borrow money under a revolving credit-line loan, the borrower may make monthly payments only for the accrued interest or may also repay some or all of the amounts previously borrowed. In addition, borrowers may borrow additional amounts up to the maximum amounts of their lines of credit. As a result, the amount the trust receives in any month (and in turn the amount of principal paid to you) may change significantly.

o All of the mortgage loans compute interest due on a simple interest method. This means that the amount of each monthly payment will vary each month if the monthly payment is not received on its scheduled due date.

o All the mortgage loans contain due-on-sale provisions. Due-on-sale provisions require the mortgagor to fully pay the mortgage loan when the mortgaged property is sold. Generally, the master servicer will enforce the due-on-sale provision unless prohibited by applicable law.

o The rate of principal payments on pools of mortgage loans is influenced by a variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility.

o Home equity loans generally are not viewed by borrowers as permanent financing. Accordingly, the mortgage loans may experience a higher rate of prepayment than purchase money first lien mortgage loans.

o We cannot predict the rate at which borrowers will repay their mortgage loans, nor are we aware of any publicly available studies or statistics on the rate of prepayment of mortgage loans similar to the mortgage loans in the pool.

o If you purchased your note at a premium and you receive your principal faster than expected, your yield to maturity will be lower than you anticipated. If you purchased your note at a discount and you receive your principal slower than expected, your yield to maturity will be lower than you anticipated.

         WE REFER YOU TO "PREPAYMENT AND YIELD CONSIDERATIONS" IN THE
PROSPECTUS.

NOTE RATING BASED PRIMARILY ON CLAIMS-PAYING ABILITY OF THE INSURER

         The rating on the notes depends primarily on an assessment by the rating agencies of the mortgage loans and upon the claims-paying ability of the insurer. Any reduction of the rating assigned to the claims-paying ability of the insurer may cause a corresponding reduction on the ratings assigned to the notes. A reduction in the rating assigned to the notes will reduce the market value of the notes and may affect your ability to sell them. In general, the rating on your notes addresses credit risk and does not address the likelihood of prepayments.

         WE REFER YOU TO "RATINGS" IN THIS PROSPECTUS SUPPLEMENT.

LIEN PRIORITY COULD RESULT IN PAYMENT DELAY AND LOSS

         Most of the mortgage loans are secured by mortgages which are junior in priority. For mortgage loans in the trust secured by first mortgages, the master servicer may consent under certain circumstances to a new first priority lien on the mortgaged property regardless of the principal amount, which has the effect of making the first mortgage a junior mortgage. Mortgage loans that are secured by junior mortgages will receive proceeds from a sale of the related mortgaged property only after any senior mortgage loans and prior statutory liens have been paid. If the remaining proceeds are insufficient to satisfy the mortgage loan in the trust and the insurer fails to perform its obligations under the policy and the other forms of credit enhancement are insufficient to cover the loss, then:

o there will be a delay in payments to you while a deficiency judgment against the borrower is sought; and

o you may incur a loss if a deficiency judgment cannot be obtained or is not realized upon.

         WE REFER YOU TO "CERTAIN LEGAL ASPECTS OF THE LOANS" IN THE
PROSPECTUS.

PAYMENTS TO AND RIGHTS OF INVESTORS ADVERSELY AFFECTED BY INSOLVENCY OF THE DEPOSITOR OR THE TRANSFEROR

         The sale of the mortgage loans from the transferor to the Depositor will be treated by the transferor and the Depositor as a sale of the mortgage loans. If the Transferor were to become insolvent, a receiver or conservator for, or a creditor of, the transferor, may argue that the transaction between the transferor and the trust is a pledge of mortgage loans as security for a borrowing rather than a sale. Such an attempt, even if unsuccessful, could result in delays in payments to you.

         [In the event of the transferor's insolvency, there is a possibility that the Federal Deposit Insurance Corporation could be appointed as a receiver or conservator and prevent the Indenture Trustee from taking any action with respect to the trust. The Federal Deposit Insurance Corporation may enforce the transferor's contracts and may have the power to cause the transferor to continue to perform the master servicer's duties. This would prevent the appointment of a successor servicer and prevent the liquidation of the mortgage loans or the early retirement of the notes.]

INTEREST PAYMENTS ON THE MORTGAGE LOANS MAY BE REDUCED

o PREPAYMENTS OF PRINCIPAL MAY REDUCE INTEREST PAYMENTS. If a mortgagor prepays a mortgage loan in full, the mortgagor is charged interest only up to the date of the prepayment, instead of a full month. The master servicer is obligated to reduce its servicing fee in the month of such prepayment so that one month's interest is paid with such prepayment in full. If the servicing fee is insufficient to pay such interest shortfalls attributed to prepayments, a shortfall in interest due on the notes may result. The insurer is required to cover this shortfall. If the insurer fails to perform its obligations under the policy, you may incur a loss.

o CERTAIN INTEREST SHORTFALLS ARE NOT COVERED BY THE MASTER SERVICER OR THE INSURANCE POLICY. The Soldiers' and Sailors' Civil Relief Act of 1940 permits certain modifications to the payment terms for mortgage loans, including a reduction in the amount of interest paid by the borrower, under certain circumstances. Neither the master servicer nor the insurer will pay for any interest shortfalls created by the Soldiers' and Sailors' Civil Relief Act of 1940.

RISK OF LOSSES AS A RESULT OF GEOGRAPHIC CONCENTRATION

         The mortgaged properties relating to the mortgage loans are located in __ states. However, __% of the mortgaged properties (by principal balance as of the cut-off date) are located in ______. If ____________ experiences in the future weaker economic conditions or greater rates of decline in real estate values than the United States generally, then the mortgage loans may experience higher rates of delinquencies, defaults and foreclosures than would otherwise be the case.

[NOTEHOLDERS COULD BE ADVERSELY AFFECTED IN THE ABSENCE OF YEAR 2000 COMPLIANCE

         As is the case with most companies using computers in their operations, the master servicer is faced with the task of preparing for year 2000. The year 2000 issue is the result of prior computer programs being written using two digits, rather than four digits, to define the applicable year. Any of the master servicer's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. Major computer system failure or miscalculations may occur as a result. The master servicer is presently engaged in various procedures to ensure that their computer systems and software will be year 2000 compliant.

         However, if the master servicer or any of its suppliers, customers, brokers or agents do not successfully and timely achieve year 2000 compliance, the performance of obligations of the master servicer could be materially adversely affected. This could result in delays in processing payments on the mortgage loans and cause a related delay in payments to you.]

RISK OF INCREASED DELINQUENCY, DEFAULT AND FORECLOSURE EXPERIENCE DUE TO LESS STRINGENT UNDERWRITING STANDARDS

         The transferor's underwriting standards are generally less stringent than those of Fannie Mae or the Federal Home Loan Mortgage Corporation with respect to credit history and certain other items. If a borrower has a poor credit history, the transferor may still make a loan to the borrower. This approach to underwriting may result in higher rates of delinquencies, defaults and foreclosures than for mortgage loans underwritten in a more traditional manner.








                                  THE INSURER

         The information set forth in this section have been provided by the [________], the insurer (the "Insurer"). No representation is made by the Underwriters, the Transferor, the Master Servicer or any of their affiliates as to the accuracy of completeness of any such information.


                            [DESCRIPTION OF INSURER]



                                   THE TRUST

GENERAL

         Home Equity Loan Trust 199_-_ (the "Trust") is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement for the transactions described in this Prospectus Supplement. After its formation, the Trust will not engage in any activity other than (i) acquiring, holding and managing the Mortgage Loans and the other assets of the Trust and proceeds therefrom, (ii) issuing the Notes and the Transferor Interest, (iii) making payments on the Notes and the Transferor Interest and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or in connection therewith.

         The Notes and the Transferor Interest will be delivered by the Trust to the Transferor as consideration for the Mortgage Loans pursuant to the Sale and Servicing Agreement.

         On the Closing Date, the Trust will purchase Mortgage Loans having an aggregate principal balance of approximately $___________ as of the Cut-Off Date (the "Cut-Off Date Pool Principal Balance") from the Transferor pursuant to a Sale and Servicing Agreement dated as of __________, 199_ (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Depositor, the Transferor, the Master Servicer, the Owner Trustee and the Indenture Trustee.

         The assets of the Trust will consist primarily of the Mortgage Loans, which will be secured by first- or junior-lien Mortgages on the Mortgaged Properties. SEE "DESCRIPTION OF THE MORTGAGE LOANS" herein. The assets of the Trust will also include (i) payments in respect on the Mortgage Loans received on or after the Cut-Off Date (exclusive of (i) certain payments in respect of interest accrued on the Mortgage Loans during ______ and (ii) payments in respect of interest on the delinquent Mortgage Loans due prior to the Cut-Off Date and received thereafter), (ii) amounts on deposit in the Collection Account, Distribution Account [and the Spread Account} and (iii) certain other ancillary or incidental funds, rights and properties related to the foregoing.

         The Trust will include the unpaid principal balance of each Mortgage Loan as of the opening of business on the Cut-Off Date (the "Cut-Off Date Principal Balance"). With respect to any date, the "Pool Principal Balance" will be equal to the aggregate Principal Balances of all Loans as of such date.

         The assets of the Trust will be pledged to the Indenture Trustee as security for the Notes pursuant to the Indenture dated as of _________ (as amended and supplemented from time to time), between the Trust and the Indenture Trustee.

         The Master Servicer is obligated to service the Mortgage Loans pursuant to the Sale and Servicing Agreement (collectively with the Indenture and the Trust Agreement, the "Agreements") and will be compensated for such services as described under "--Servicing Compensation and Payment of Expenses" herein.

         The Trust's principal offices are located in __________________, in care of [____________________], as Owner Trustee, at the address set forth below.

THE OWNER TRUSTEE

         [__________________] will act as the Owner Trustee under the Trust Agreement. [_________________] is a ____________________________ banking corporation and its principal offices are located at [_________________________________________________________].


                                 THE TRANSFEROR

                        [DESCRIPTION OF THE TRANSFEROR]

CREDIT AND UNDERWRITING GUIDELINES

         [Description of the Transferor's Credit and Underwriting Guidelines]

DELINQUENCY AND CHARGE-OFF EXPERIENCE

         The following tables set forth the Master Servicer's delinquency and charge-off experience on its servicing portfolio of home equity lines of credit similar to and including the Mortgage Loans for the periods indicated. There can be no assurance that the delinquency and charge-off experience on the Mortgage Loans will be consistent with the historical information provided below. Accordingly, this information should not be considered to reflect the credit quality of the Mortgage Loans included in the Trust, or a basis of assessing the likelihood, amount or severity of losses on the Mortgage Loans. The statistical data in the tables set forth below are based on all of the [mortgage loans][home equity lines of credit] in the Master Servicer's servicing, portfolio.

         Delinquency is a percentage of aggregate principal balance of mortgage loans serviced for each period would be higher than those shown if a group of mortgage loans were artificially isolated at a point in time and the information showed the activity only in that isolated group.

         DELINQUENCY EXPERIENCE OF THE MASTER SERVICER'S PORTFOLIO OF HOME EQUITY LINES OF CREDIT

         The following table sets forth information relating to the delinquency experience of mortgage loans similar to and including the Mortgage Loans for the ___ months ended _________, 199_, and the years ended December 31, 199_, December 31, 199_ and December 31, 199_.

                                                     YEAR ENDED                                           ____ Months Ended
                DECEMBER 31, 199_      DECEMBER 31, 199_     DECEMBER 31, 199_     DECEMBER 31, 199_                     30, 199_
--------------
               NUMBER       DOLLAR     NUMBER     DOLLAR     NUMBER     DOLLAR     NUMBER     DOLLAR     NUMBER     DOLLAR
               OF LOANS    AMOUNT(4)   OF       AMOUNT(4)   OF LOANS  AMOUNT(4)   OF LOANS  AMOUNT(4)   OF LOANS   AMOUNT(4)
                                        LOANS

Portfolio...... (3)        $              (3)   $                     $                                            $
Delinquency
Percentage(1)     (3)                    (3)           (3)     %          %                                %           %
 30-59 days
  60-89           (3)                    (3)                   %          %                                %           %
  90 days or      (3)                    (3)                   %          %                                %           %
    more(2)....
TOTAL..........   (3)               %    (3)             %     %          %                                %           %

--------------
(1) The delinquency percentage represents the number and principal balance of mortgage loans with monthly payments which are contractually past due. Mortgage loans for which the related borrower has declared bankruptcy are not included unless or until such loans are delinquent pursuant to their repayment terms.
(2) Includes the principal balance of loans currently in process of foreclosure and loans acquired through foreclosure or deed in lieu of foreclosure.
(3)  Insufficient information available.
(4)  Dollar amounts rounded to the nearest $1,000.


          CHARGE-OFF EXPERIENCE OF THE MASTER SERVICER'S PORTFOLIO OF
                          HOME EQUITY LINES OF CREDIT

         The following table sets forth information relating to the loan charge-off experience of mortgage loans similar to and including the Mortgage Loans for the ____ months ended ____________, 199_, and the years ended December 31, 199_, December 31, 199_ and December 31, 199_.

                                                       YEAR ENDED

                                                                                                         MONTHS ENDED
                      DECEMBER 31, 199_      DECEMBER 31, 199_   DECEMBER 31, 199_   DECEMBER 31, 199_   ___________, 199_

Average Portfolio                   $        $                   $                                      $
     Balance (1)....
Charge-Offs (2)......      $                 $                    $                                     $
Charge-Offs as a %                    %                   %                  %                                   %(3)
 of Average Portfolio
  Balance............


(1) "Average Portfolio Balance" during the period is the arithmetic average of the principal balances of the mortgage loans outstanding on the first and last days of each period. The Average Portfolio Balance has been rounded to the nearest $1,000.
(2) "Charge-Offs" are amounts which have been determined by the Master Servicer to be uncollectible relating to the mortgage loans for each respective period and do not include any amount of collections or recoveries received by the Master Servicer subsequent to charge-off dates. The Master Servicer's policy regarding charge-offs provides that mortgaged properties are reappraised when a mortgage loan has been delinquent for 180 days and based upon such appraisals, a decision is then made concerning the amounts determined to be uncollectible.
(3)  Annualized.








                       DESCRIPTION OF THE MORTGAGE LOANS

GENERAL

         All statistical information concerning the Mortgage Loans is based upon all of the Mortgage Loans included in the Trust. All weighted averages described below are weighted on the basis of the Cut-Off Date Pool Balance included in the Trust unless otherwise indicated.

         Approximately ____% of the Mortgage Loans (by Cut-Off Date Pool Balance) are fixed rate closed-end home equity loans evidenced by promissory notes (such Mortgage Loans, the "Closed-End Loans"). Approximately ____% of the Mortgage Loans (by Cut-Off Date Pool Balance) are adjustable rate revolving home equity lines of credit (such Mortgage Loans, the "Revolving Credit-Line Loans").

         All Mortgage Loans were originated between _________ and ____________. The aggregate Cut-Off Date Principal Balance of the Mortgage Loans was $___________ (the "Cut-Off Date Pool Balance"), which is equal to the aggregate Principal Balances of the Mortgage Loans as of the close of business on _____________, 199__ (the "Cut-Off Date"). Approximately ____% of the Mortgage Loans (by Cut-Off Date Pool Balance) were secured by a first Mortgage on the related Mortgaged Property, ____% of the Mortgage Loans (by Cut-Off Date Pool Balance") were secured by second Mortgages and ___% of the Mortgage Loans (by Cut-Off Date Pool Balance) were secured by third Mortgages. No Mortgage Loan had a Combined Loan-to-Value Ratio greater than 100%. As of the Cut-Off Date, all of the Mortgage Loans were secured by Mortgaged Properties that are one- to four-family residences. As of the Cut-Off Date, ___% of the Mortgage Loans (by Cut-Off Date Pool Balance) were secured by Mortgaged Properties that are owner-occupied, and ___% of the Mortgage Loans (by Cut-Off Date Pool Balance) were secured by non-owner occupied Mortgaged Properties. Approximately ____%, ____% and ____% of the Mortgage Loans were secured by Mortgaged Properties in Ohio, Kentucky and New Hampshire, respectively (by Cut-Off Date Pool Balance). Approximately ____% of the Mortgage Loans were contractually delinquent 30 days or more. No Mortgage Loan was delinquent more than 60 days.

         The minimum Principal Balance of the Revolving Credit-Line Loans as of the Cut-Off Date was $_______, the maximum Principal Balance of the Revolving Credit-Line Loans as of the Cut-Off Date was $__________, and the average Principal Balance of the Revolving Credit-Line Loans as of the Cut-Off Date was $________. As of the Cut-Off Date, the rate at which interest accrues on the Revolving Credit-Line Loans (the "Loan Rates") ranged from ______% per annum to _____% per annum and the weighted average Loan Rate was ____% per annum. The average Credit Limit Utilization Rate (defined below) of the Revolving Credit-Line Loans was ____% as of the Cut-Off Date. The weighted average Combined Loan-to-Value Ratio of the Revolving Credit-Line Loans was ___% as of the Cut-Off Date (by Cut-Off Date Pool Balance) and the weighted average junior mortgage ratio of the Revolving Credit-Line Loans (computed by dividing the greater of the Credit Limit and the Cut-Off Date Principal Balance for each Revolving Credit-Line Loan, provided such Revolving Credit-Line Loan was in a junior lien position, by the sum of such Credit Limit or Cut-Off Date Principal Balance as applicable and the outstanding balances at the time such Revolving Credit-Line Loan was originated of all senior mortgage loans affecting the Mortgaged Property) was approximately ____% (by Cut-Off Date Pool Balance).

         The "Combined Loan-to-Value Ratio" or "CLTV" of each Revolving Credit-Line Loan is the ratio, expressed as a percentage, of (a) the sum of (i) the greater of the Credit Limit and the current balance as of the Cut-Off Date and (ii) the principal balance of any senior mortgage loan as of the origination of such Mortgage Loan, over (b) the value (based on an appraised value or other acceptable valuation method) for the related Mortgaged Property determined in the origination of such Mortgage Loan. The "Combined Loan-to-Value Ratio" or "CLTV" of each Closed-End Loan is the ratio, expressed as a percentage, of (i) the sum of (a) the original principal balance of such Closed-End Loan at the date of origination plus (b) the remaining principal balance of the senior lien(s), if any, at the date of origination of such Closed-En Loan divided by (ii) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of such Closed-End Loan or other acceptable valuation method. The average "Credit Limit Utilization Rate" for the Mortgage Loans as of the Cut-Off Date is determined by dividing the sum of the Cut-Off Date Principal Balances of the Mortgage Loans by the sum of the Credit Limits of the Mortgage Loans.

MORTGAGE LOAN TERMS

         REVOLVING CREDIT-LINE LOANS. The Revolving Credit-Line Loans were originated pursuant to loan agreements (the "Credit Line Agreements"). Under the Credit Line Agreements, the borrowers may receive advances (an "Additional Balance" or a "Draw") at any time during a specified period (the "Draw Period"). The minimum amount of any Draw that a borrower may receive is $100. The maximum amount of each Draw with respect to any Revolving Credit-Line Loan is equal to the excess, if any, of the Credit Limit over the Principal Balance outstanding under such Credit Line Agreement at the time of such Draw.

         Approximately ___% (by Cut-Off Date Pool Balance) of the Mortgage Loans (the "Ten-Year Draw Period Loans") have original terms of 20 years, consisting of a Draw Period of 10 years and an Amortization Period of 10 years. During the Amortization Period, the borrower is obligated to make monthly payments equal to the sum of 1/120 of the unpaid balance of the Mortgage Loan at the end of the Draw Period plus accrued finance charges. The Loan Rate for each Ten-Year Draw Period Loan adjusts monthly. Minimal monthly principal payments may be required to be made by the borrowers during the Draw Period, but such payments will not be sufficient to fully amortize the Mortgage Loan the Draw Period.

         The borrower's right to make a Draw under a Revolving Credit-Line Loan may be suspended, or the Credit Limit may be reduced under a number of circumstances, including, but not limited to, a material adverse change in the borrower's financial circumstances, a significant decline in the appraised value of the Mortgaged Property or a default by the borrower of any material obligation under the Credit Line Agreement. Generally, such suspension or reduction will not affect the payment terms for previously drawn balances. In the event of default under a Revolving Credit-Line Loan, the right of the borrower to make a Draw may be terminated and the entire outstanding Principal Balance of such Revolving Credit-Line Loan may be declared immediately due and payable. A "default" includes, but is not limited to, the borrower's failure to make any payment as required, any action or inaction by the borrower that adversely affects the Mortgaged Property or the rights in the Mortgaged Property or any fraud or material misrepresentation by the borrower in connection with the Revolving Credit-Line Loan. The Credit Limit may also be increased, upon completion of satisfactory underwriting review, as described below.

         Interest (the "Finance Charge") accrues on each Revolving Credit-Line Loan, payable monthly, on the related average daily outstanding Principal Balance for each Billing Cycle at a Loan Rate. The Loan Rate for each Billing Cycle is adjusted quarterly (except for the Ten-Year Draw Period Loans which are adjusted monthly) and is equal to the Index on the last day of the most recently ended March, June, September or December (or, for the Ten-Year Draw Period Loans, the twentieth day of the prior month) (such date, the "Adjustment Date") as described below plus a fixed percentage amount (the "Gross Margin") specified in the related Credit Line Agreement, computed on the basis of a 365 day year times actual days elapsed. The "Billing Cycle" for each Revolving Credit-Line Loan is the calendar month preceding each Due Date.

         The "Due Date" for payments under each Revolving Credit-Line Loan is the twentieth day of each month.

         The Finance Charge accrued each month with respect to each Revolving Credit-Line Loan is calculated based on [_________________] (the "Index") on the related Adjustment Date. The Gross Margins for the Revolving Credit-Line Loans as of the Cut-Off Date ranged from ___% to ____%. The weighted average Gross Margins as of the Cut-Off Date for the Revolving Credit-Line Loans was ___%. Substantially all of the Revolving Credit-Line Loans are subject to a maximum Loan Rate of at least __% per annum. The Revolving Credit-Line Loans have a minimum Loan Rate equal to the greater of zero and the Gross Margin. No Revolving Credit-Line Loan is subject to a periodic rate cap.

         Payments made by or on behalf of the borrower for each Revolving Credit-Line Loan are generally required to be applied, first, to any unpaid Finance Charges and second, to the Principal Balance outstanding with respect to such Mortgage Loan.

         CLOSED-END LOANS. All of the Closed-End Loans bear interest at rates ("Loan Rates") that are fixed and are evidenced by promissory notes (the "Mortgage Notes") secured by deeds of trust or mortgages on the related Mortgaged Properties. The Closed-End Loans provide that interest is charged to the borrowers thereunder, and payments are due from such borrowers, as of a scheduled day of each month which is fixed at the time of origination. Interest is computed on the "simple interest basis" and charged to the borrower on the outstanding Principal Balance of the related Closed-End Loan based on the number of days elapsed between the date through which interest was last paid on the closed-end loan through receipt of the borrower's most current monthly payment, and the portions of each monthly payment that are allocated to interest and principal are adjusted based on the actual amount of interest charged on such basis. Interest accrues during the calendar month preceding each Due Date, computed on the basis of a 365 day year times actual days elapsed if such Closed-End Loan is an adjustable loan or a 360 day year of twelve 30-day months, if such Closed-End Loan is a fixed-rate loan.

         Approximately __% of the Closed-End Loans bear interest at a Loan Rate based on the Index plus a Gross Margin, adjusted quarterly. The Adjustment Date for each such loan is the twentieth day of March, June, September or December. In connection with each adjustment, the monthly payment is adjusted to an amount sufficient to fully amortize the mortgage loan over its remaining term. The Gross Margins for the adjustable rate Closed-End Loans as of the Cut-Off Date ranged from ___% to ___%. The weighted average Gross Margins as of the Cut-Off Date for the adjustable rate Closed-End Loans was __%. Substantially all of the adjustable rate Closed-End Loans are subject to a Maximum Loan Rate of at least ___% per annum. The adjustable rate Closed-End Loans have a minimum Loan Rate equal to the Gross Margin. No adjustable rate Closed-End Loan is subject to a periodic rate cap.

MORTGAGE LOAN POOL STATISTICS

         The Master Servicer has computed the following additional information as of the Cut-Off Date with respect to the Mortgage Loans to be included in the Trust. The following tables are based on the Cut-Off Date Principal Balances of all Mortgage Loans.






                         COMBINED LOAN-TO-VALUE RATIOS

Combined                             Number of          Cut-Off Date        Percent of
Loan -to-Value Ratios              Mortgage Loans    Principal Balance    Pool by Cut-Off
                                                                               Date
                                                                         Principal Balance

   0.000% .....................
   0.001 to   ______...........
______ to     ______...........
______ to     ______...........
______ to     ______...........
______ to     ______...........
______ to     ______...........
______ to     ______...........
______ to     ______...........
______ to     ______...........
______ to     ______...........
______ to     ______...........
______ to     ______...........
______ to     ______...........
Total..........................         ___           $__________                100.00%
                                        ===           ===========                ======


                                 LIEN PRIORITY
LIEN PRIORITY                      NUMBER OF            CUT-OFF DATE             PERCENT OF
                                 MORTGAGE LOANS       PRINCIPAL BALANCE     POOL BY CUT-OFF DATE
                                                                              PRINCIPAL BALANCE
1........................
2........................
3........................
Unknown..................
     Total...............              ___               $_____                     100.00%
                                                          =====                     ======               ======


                                                    PROPERTY TYPE
PROPERTY TYPE                                         NUMBER OF            CUT-OFF DATE             PERCENT OF
                                                    MORTGAGE LOANS       PRINCIPAL BALANCE     POOL BY CUT-OFF DATE
                                                                                                 PRINCIPAL BALANCE
1- to 4-Family.............................               ___                      $______                      %
                                                          ---                      -------
     Total.................................               ___                      $______               100.00%
                                                          ===                      =======               ======


                                          OWNER OCCUPANCY STATUS


OWNER OCCUPANCY STATUS                                NUMBER OF            CUT-OFF DATE             PERCENT OF
                                                    MORTGAGE LOANS       PRINCIPAL BALANCE     POOL BY CUT-OFF DATE
                                                                                                PRINCIPAL BALANCE
Owner Occupied.............................
Non-Owner Occupied.........................
Unknown....................................                __                       ______                __
                                                         ----                   ----------             -----
     Total.................................               ___                   $_________               100.00%
                                                          ===                   ==========               ======



                                                    GEOGRAPHIC DISTRIBUTION(1)
OWNER OCCUPANCY STATUS                                NUMBER OF            CUT-OFF DATE             PERCENT OF
                                                    MORTGAGE LOANS       PRINCIPAL BALANCE     POOL BY CUT-OFF DATE
                                                                                                 PRINCIPAL BALANCE
-----------------..........................
-----------------..........................
----------.................................
     Total.................................               ___                       $_____               100.00%
                                                          ===                       ======               ======

(1)   Geographic location is determined by the address of Mortgaged Property securing each Mortgage
      Loan.







                                            PRINCIPAL BALANCES


PRINCIPAL BALANCES                                    NUMBER OF             CUT-OFF DATE              PERCENT
                                                    MORTGAGE LOANS       PRINCIPAL BALANCE        BY CUT-OFF DATE
                                                                                                 PRINCIPAL BALANCE
$       0.01 - _________ ...................
__________- _________ ......................
__________- _________ ......................
__________- _________ ......................
__________- _________ ......................
__________- _________ ......................
__________- _________ ......................
__________- _________ ......................
__________- _________ ......................
__________- _________ ......................
__________- _________.......................
__________- _________.......................
__________- _________ ......................
__________- _________ ......................
__________  and greater ....................
          Total.............................              ___                $__________                100.00%
                                                          ===                ===========                ======


                                       REVOLVING CREDIT-LINE LOANS
                                              CREDIT LIMITS

CREDIT LIMITS                                           NUMBER              CUT-OFF DATE              PERCENT
                                                     OF REVOLVING        PRINCIPAL BALANCE        BY CUT-OFF DATE
                                                  CREDIT-LINE LOANS                              PRINCIPAL BALANCE

$      0.01- __________ ...................
_________- __________ .....................
_________- __________ .....................
_________- __________ .....................
_________- __________ .....................
_________- __________ .....................
_________- __________ .....................
_________- __________ .....................
_________- __________ ....................
_________- __________ .....................
_________- __________ .....................
_________- __________ .....................
_________- __________ .....................
_________- __________ .....................
_________- __________ .....................
_________ and greater .....................
       Total...............................              ____                 $__________              100.00%
                                                         ====                 ===========              ======






                                       REVOLVING CREDIT-LINE LOANS
                                      CREDIT LIMIT UTILIZATION RATES

CREDIT LIMIT UTILIZATION RATES                     NUMBER               CUT-OFF DATE        PERCENT BY CUT-OFF DATE
                                                OF REVOLVING         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                              CREDIT-LINE LOANS

less than or equal to _____%..........
   ---- -  ---- ......................
   ---- -  ---- ......................
   ---- -  ---- ......................
   ---- -  ---- ......................
   ---- -  ---- ......................
   ---- -  ---- ......................
   ---- -  ---- ......................
   ---- -  ---- ......................
   ---- -  ---- ......................
   ---- -  ---- ......................
   ---- -  ---- ......................
   ---- -  ---- ......................
        Total.........................               ____                $___________                100.00%



                                    LOAN AGE

LOAN AGE               NUMBER OF        CUT-OFF DATE     PERCENT BY CUT-OFF DATE
                    MORTGAGE LOANS   PRINCIPAL BALANCE      PRINCIPAL BALANCE
  0 months........
1-  12............
13- 24............
25- 36............
37- 48............
49- 60............
61- 72............
73-84 ............
85-96 ............
97-108............
109-120...........
121-132 ..........
     Total........        ____            $_________              100.00%
                          ====             =========              ======





                       LOAN RATES AS OF THE CUT-OFF DATE

LOAN RATES                  NUMBER OF     CUT-OFF DATE    PERCENT BY CUT-OFF
                           MORTGAGE        PRINCIPAL        DATE PRINCIPAL
                            LOANS           BALANCE            BALANCE
--- - ------ %.......
--- - ------ ........
--- - ------ ........
--- - ------ ........
--- - ------ ........
--- - ------ ........
--- -  ------ .......
--- - ------ ........
--- - ------ ........
--- - ------ ........
--- - ------ ........
--- - ------.........
--- - ------.........
--- - ------ ........
--- - ------.........
--- - ------.........
--- - ------ ........
   Total.............         ____             $__________             100.00%
                              ====             ===========             ======


                            GROSS MARGIN FOR ADJUSTABLE RATE MORTGAGE LOANS(1)

GROSS MARGIN                                       NUMBER              CUT-OFF DATE        PERCENT BY CUT-OFF DATE
                                                OF REVOLVING         PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                              CREDIT-LINE LOANS
------ -  -------%...................
------ -  -------.....................
------ - - ------.....................
------ -   ------.....................
 ----- -   ------.....................
 ------   ------......................
 ------   ------......................
 ------   ------......................
 ------   ------......................
 ------   ------......................
 ------   ------......................
 ------   ------......................
 ------   ------......................
 ------   ------......................
 ------   ------......................
 ------   ------......................
      Total...........................               ____                  $________                  100.00%
                                                     ====                  =========                  ======


---------

(1) Each adjustable rate Mortgage Loan is subject to a minimum Loan Rate equal to the greater of zero and the Gross Margin.






                             MAXIMUM RATES FOR ADJUSTABLE RATE MORTGAGE LOANS

MAXIMUM RATES                              NUMBER                 CUT-OFF DATE             PERCENT BY CUT-OFF DATE
                                        OF REVOLVING            PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                     CREDIT-LINE LOANS
-----%.......................
----- .......................
    Total ...................               _____                      $_________                  100.00%
                                            =====                                                  ======



                                             ORIGINATION YEAR

ORIGINATION YEAR                        NUMBER OF                 CUT-OFF DATE              PERCENT BY CUT-OFF DATE
                                      MORTGAGE LOANS           PRINCIPAL BALANCE               PRINCIPAL BALANCE
198__ .......................
198__ .......................
198__ .......................
198__ .......................
199__ .......................
199__ .......................
199__ .......................
199__ .......................
199__ .......................
199__ .......................
199__ .......................
199__ .......................
     Total...................              ____                  $_________                           100.00%
                                           ====                  ==========                           ======


                                            DELINQUENCY STATUS

NUMBER OF DAYS DELINQUENT               NUMBER OF                 CUT-OFF DATE              PERCENT BY CUT-OFF DATE
                                      MORTGAGE LOANS           PRINCIPAL BALANCE               PRINCIPAL BALANCE
Current.......................
30 to 59......................
   Total......................              _____                        $_______                    100.00%
                                            =====                                                    ======

                                         DESCRIPTION OF THE NOTES

         The Home Equity Loan Trust 199__-__ (the "Trust") will issue one class of Home Equity Loan Asset-Backed Notes (the "Notes") pursuant to the Indenture to be dated as of _________ __, 199__ (the "Indenture"), between the Trust and ________, as Indenture Trustee (the "Indenture Trustee"). The Trust will also issue the transferor interest (the "Transferor Interest") pursuant to the terms of a Trust Agreement to be dated as of _________ __, 199__ (the "Trust Agreement"), among the Trust and __________, as owner trustee (the "Owner Trustee"). The Notes will be secured by the assets of the Trust pursuant to the Indenture. In addition, J.P. Morgan Acceptance Corporation I (the "Depositor") will enter into a sale and servicing agreement to be dated as of _________ __, 199__ (the "Sale and Servicing Agreement") among ____________, as transferor, the Trust, the Indenture Trustee and the Master Servicer. The Indenture, the Trust Agreement and the Sale and Servicing Agreement are collectively referred to as the "Agreements" herein. The forms of the Agreements have been filed as exhibits to the Registration Statement of which this Prospectus Supplement and the Prospectus are a part. The following summaries describe certain provisions of the Agreements. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreements. Wherever particular sections or defined terms of the Agreements are referred to, such sections or defined terms are hereby incorporated herein by reference.

GENERAL

         The Notes will be issued in minimum denominations of $1,000 and multiples of $1 in excess thereof and will evidence specified undivided interests in the Trust. The property of the Trust will consist of: (i) each of the Mortgage Loans that from time to time are subject to the Sale and Servicing Agreement (including any Additional Balances arising after the Cut-Off Date) and the Mortgage Files; (ii) collections on the Mortgage Loans received on and after the Cut-Off Date (exclusive of certain payments in respect of interest accrued on the Mortgage Loans during ______ and (ii) payments in respect to interest on the delinquent Mortgage Loans due prior to the Cut-Off Date and received thereafter); (iii) Mortgaged Properties relating to the Mortgage Loans that are acquired by foreclosure or deed in lieu of foreclosure; (iv) the Collection Account, the Distribution Account and the Spread Account; and (v) the Policy. Definitive Notes (as defined below), if issued, will be transferable and exchangeable at the corporate trust office of the Indenture Trustee, which will initially act as Note Registrar. See "-- Book-Entry Notes" below. No service charge will be made for any registration of exchange or transfer of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

         The aggregate undivided interest in the Trust represented by the Notes as of the Closing Date will equal $____________ (the "Original Invested Amount") which represents ___% of the Cut-Off Date Pool Balance. The "Original Note Principal Balance" will equal $__________ (subject to a permitted variance in the aggregate of plus or minus 5%). Following the Closing Date, the "Invested Amount" with respect to any Payment Date will be an amount equal to the Original Invested Amount minus (i) the amount of Investor Principal Collections previously distributed to Noteholders, and minus (ii) an amount equal to the product of the Investor Floating Allocation Percentage and the Liquidation Loss Amounts not allocated to the Transferor Interest (each, as defined herein). The principal amount of the outstanding Notes (the "Note Principal Balance") on any Payment Date is equal to the Original Note Principal Balance minus the aggregate of amounts actually distributed as principal to the Noteholders. See "-- Payments on the Notes" below. Each Note represents the right to receive payments of interest at the Note Rate and payments of principal as described below.

         The Transferor will own the remaining undivided interest in the Mortgage Loans (the "Transferor Interest"), which is equal to the Pool Balance less the Invested Amount. The Transferor Interest will initially equal $_________ which represents approximately __% of the Cut-Off Date Pool Balance. The "Transferor" as of any date is the owner of the Transferor Interest, which initially will be ____________. In general, the Pool Balance will vary each day as principal is paid on the Mortgage Loans, liquidation losses are incurred, Additional Balances are drawn down by borrowers and Mortgage Loans are transferred to the Trust.

         The Transferor has the right to sell or pledge the Transferor Interest at any time, provided (i) the Rating Agencies (as defined herein) have notified the Transferor, the Insurer and the Indenture Trustee in writing that such action will not result in the reduction or withdrawal of the ratings assigned to the Notes, (ii) the Insurer has consented in writing to such transfer and
(iii) certain other conditions specified in the Sale and Servicing Agreement are satisfied.

BOOK-ENTRY NOTES

         The Notes will be book-entry Notes (the "Book-Entry Notes"). Persons acquiring beneficial ownership interests in the Notes ("Notes Owners") may elect to hold their Notes through The Depository Trust Company ("DTC") in the United States, or Cedelbank ("Cedelbank") or the Euroclear System ("Euroclear") in Europe if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Notes will be issued in one or more notes which equal the aggregate principal balance of the Notes and will initially be registered in the name of Cede & Co., the nominee of DTC. Cedelbank and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Cedelbank and Chase will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Notes in minimum denominations representing Note Principal Balances of $1,000 and in multiples of $1 in excess thereof. Except as described below, no person acquiring a Book-Entry Note (each, a "beneficial owner") will be entitled to receive a physical note representing such Note (a "Definitive Note"). Unless and until Definitive Notes are issued, it is anticipated that the only "Noteholder" of the Notes will be Cede & Co., as nominee of DTC. Note Owners will not be Noteholders as that term is used in the Indenture. Note Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The beneficial owner's ownership of a Book-Entry Note will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Note will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant) and on the records of Cedelbank or Euroclear, as appropriate.

         Note Owners will receive all payments of principal of, and interest on, the Notes from the Indenture Trustee through DTC and DTC participants. While the Notes are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Notes and is required to receive and transmit payments of principal of, and interest on, the Notes. Participants and indirect participants with whom Note Owners have accounts with respect to Notes are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective Note Owners. Accordingly, although Note Owners will not possess notes, the Rules provide a mechanism by which Note Owners will receive payments and will be able to transfer their interest.

         Note Owners will not receive or be entitled to receive Definitive Notes representing their respective interests in the Notes, except under the limited circumstances described below. Unless and until Definitive Notes are issued, Note Owners who are not Participants may transfer ownership of Notes only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Notes, by book-entry transfer, through DTC for the account of the purchasers of such Notes, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Notes will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Note Owners.

         Because of time zone differences, credits of securities received in Cedelbank or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedelbank Participants on such business day. Cash received in Cedelbank or Euroclear as a result of sales of securities by or through a Cedelbank Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedelbank or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Notes, see "CERTAIN FEDERAL INCOME TAX CONSEQUENCES - Foreign Investors" and "-- Backup Withholding" herein and "GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES - Certain U.S.
Federal Income Tax Documentation Requirements" in Annex I hereto.

         Transfers between Participants will occur in accordance with DTC rules. Transfers between Cedelbank Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedelbank Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities, in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedelbank Participants and Euroclear Participants may not deliver instructions, directly to the European Depositaries.

         DTC which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Notes, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Notes will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

         Cedelbank is incorporated under the laws of Luxembourg as a professional depository. Cedelbank holds securities for its participating organizations ("Cedelbank Participants") and facilitates the clearance and settlement of securities transactions between Cedelbank Participants through electronic book-entry changes in accounts of Cedelbank Participants, thereby eliminating the need for physical movement of notes. Transactions may be settled in Cedelbank in any of 28 currencies, including United States dollars. Cedelbank provides to its Cedelbank Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedelbank interfaces with domestic markets in several countries. As a professional depository, Cedelbank is subject to regulation by the Luxembourg Monetary Institute. Cedelbank Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedelbank is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedelbank Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of notes and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific notes to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Payments on the Book-Entry Notes will be made on each Payment Date by the Indenture Trustee to DTC. DTC will be responsible for crediting the amount of such payments to, the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Notes that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Notes that it represents.

         Under a book-entry format, beneficial owners of the Book-Entry Notes may experience some delay in their receipt of payments, since such payments will be forwarded by the Indenture Trustee to Cede. Payments with respect to Notes held through Cedelbank or Euroclear will be credited to the cash accounts of Cedelbank Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES - Foreign Investors" and "- Backup Withholding" herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Notes to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Notes, may be limited due to the lack of physical notes for such Book-Entry Notes. In addition, issuance of the Book-Entry Notes in book-entry form may reduce the liquidity of such Notes in the secondary market since certain potential investors may be unwilling to purchase Notes for which they cannot obtain physical notes.

         Monthly and annual reports on the Trust provided by the Master Servicer to Cede, as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Notes of such beneficial owners are credited.

         DTC has advised the Depositor and the Indenture Trustee that, unless and until Definitive Notes are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Notes under the Sale and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Notes are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Notes. Cedelbank or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Noteholder under the Sale and Servicing Agreement on behalf of a Cedelbank Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Notes which conflict with actions taken with respect to other Notes.

         Definitive Notes will be issued to beneficial owners of the Book-Entry Notes, or their nominees, rather than to DTC, only if (a) DTC or the Trust advises the Indenture Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Notes and the Trust or the Indenture Trustee is unable to locate a qualified successor, (b) the Transferor, at its sole option, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Servicing Termination (as defined herein), beneficial owners having Percentage Interests aggregating not less than 51% of the Note Principal Balance of the Book-Entry Notes advise the Indenture Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners. Upon the occurrence of any of the events described in the immediately preceding sentence, the Indenture Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Notes. Upon surrender by DTC of the global note or notes representing the Book-Entry Notes and instructions for re-registration, the Indenture Trustee will issue Definitive Notes, and thereafter the Indenture Trustee will recognize the holders of such Definitive Notes as Noteholders under the Indenture.

         Although DTC, Cedelbank and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Notes among participants of DTC, Cedelbank and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         DTC management is aware that some computer applications, systems, and the like for processing data ("Systems") that are dependent upon calendar dates, including dates before, on, and after January 1, 2000, may encounter "Year 2000 problems." DTC has informed its Participants and other members of the financial community (the "Industry") that it has developed and is implementing a program so that its Systems, as the same relate to the timely payment of distributions (including principal and income payments) to securityholders, book-entry deliveries, and settlement of trades within DTC ("DTC Services"), continue to function appropriately. This program includes a technical assessment and a remediation plan, each of which is complete. Additionally, DTC's plan includes a testing phase, which is expected to be completed within appropriate time frames.

         However, DTC's ability to perform properly its services is also dependent upon other parties, including but not limited to issuers and their agents, as well as third party vendors from whom DTC licenses software and hardware, and third party vendors on whom DTC relies for information or the provision of services, including telecommunication and electrical utility service providers, among others. DTC has informed the Industry that it is contacting (and will continue to contact) third party vendors from whom DTC acquires services to: (i) impress upon them the importance of such services being year 2000 compliant; and (ii) determine the extent of their efforts for Year 2000 remediation (and, as appropriate, testing) of their services. In addition, DTC is in the process of developing such contingency plans as it deems appropriate.

         According to DTC, the foregoing information with respect to DTC has been provided to the Industry for informational purposes only and is not intended to serve as a representation, warranty, or contract modification of any kind.

ASSIGNMENT OF MORTGAGE LOANS

         At the time of issuance of the Notes, the Depositor will transfer to the Trust all of its right, title and interest in and to each Mortgage Loan (including any Additional Balances arising in the future), related Credit Line Agreements and Mortgage Notes, as applicable, and the mortgages and other related documents (collectively, the "Related Documents"), including all collections received on or with respect to each such Mortgage Loan on or after the Cut-Off Date (exclusive of certain payments in respect of (i) interest accrued on the Mortgage Loans in _____ and (ii) payments in respect of interest on the delinquent Mortgage Loans due prior to the Cut-Off Date and received thereafter) . The Trust, concurrently with such transfer, will deliver or cause to be delivered the Notes to the Depositor and the Transferor Interest to the Transferor. Each Mortgage Loan transferred to the Trust will be identified on a schedule (the "Mortgage Loan Schedule") which will be attached as an exhibit to the Indenture. Such schedule will include information as to the Cut-Off Date Principal Balance of each Mortgage Loan, as well as information with respect to the Loan Rate.

         The Indenture Trustee will review or cause to be reviewed the Mortgage Notes within 60 days of the Closing Date and the assignments of each Mortgage within 180 days of the Closing Date. If any Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Transferor by the Owner Trustee, the Trust or the Insurer, the Transferor will be obligated to accept the transfer of such Mortgage Loan from the Trust. Upon such transfer, the Principal Balance of such Mortgage Loan will be deducted from the Pool Balance, thus reducing the amount of the Transferor Interest. If the deduction would cause the Transferor Interest to become less than the Minimum Transferor Interest at such time (a "Transfer Deficiency"), the Transferor will be obligated to either substitute an Eligible Substitute Mortgage Loan or make a deposit into the Collection Account in the amount (the "Transfer Deposit Amount") equal to the Transfer Deficiency. Any such deduction, substitution or deposit, will be considered for the purposes of the Sale and Servicing Agreement a payment in full of such Mortgage Loan. Any Transfer Deposit Amount will be treated as a Principal Collection. No such transfer shall be considered to have occurred until the required deposit to the Collection Account is actually made. The obligation of the Transferor to accept a transfer of a Defective Mortgage Loan, is the sole remedy regarding any defects in the Mortgage File and Related Documents available to the Owner Trustee, the Indenture Trustee or the Noteholders.

         An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the Transferor for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance) that is approximately equal to the Transfer Deficiency relating to such Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) have a Loan Rate based on the same Index with adjustments to such Loan Rate made on the same Adjustment Date as that of the Defective Mortgage Loan; (iv) have a Gross Margin that is not less than the Gross Margin of the Defective Mortgage Loan and not more than 100 basis points higher than the Gross Margin for the Defective Mortgage Loan; (v) have a mortgage of the same or higher level of priority as the mortgage relating to the Defective Mortgage Loan; (vi) comply with each representation and warranty as to the Mortgage Loans set forth in the Sale and Servicing Agreement (deemed to be made as of the date of substitution); (vii) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; and (viii) satisfy certain other conditions specified in the Sale and Servicing Agreement. To the extent the Principal Balance of an Eligible Substitute Mortgage Loan is less than the related Transfer Deficiency, the Transferor will be required to make a deposit to the Collection Account equal to such difference. Any such amounts will be treated as Principal Collections.

         The Transferor will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Owner Trustee with respect to each Mortgage Loan (e.g., Cut-Off Date Principal Balance and the Loan Rate). In addition, the Transferor will represent and warrant on the Closing Date that, among other things: (i) at the time of transfer to the Trust, the Transferor has transferred or assigned all of its rights, title and interest in or granted a security interest in each Mortgage Loan and the Related Documents, free of any lien (subject to certain exceptions) and (ii) each Mortgage Loan complied, at the time or origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Noteholders or the Insurer in the related Mortgage Loan and Related Documents, the Transferor will have a period of 60 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 60-day period, the Transferor will be obligated to accept a transfer of the Defective Mortgage Loan from the Trust. The same procedure and limitations that are set forth in the two preceding paragraphs for the transfer of Defective Mortgage Loans will apply to the transfer of a Mortgage Loan that is required to be transferred because of such breach of a representation or warranty in the Sale and Servicing Agreement that materially and adversely affects the interests of the Noteholders.

         Mortgage Loans required to be transferred to Transferor as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

         Pursuant to the Sale and Servicing Agreement, the Master Servicer will service and administer the Mortgage Loans as more fully set forth above.

AMENDMENTS TO CREDIT LINE AGREEMENTS

         Subject to applicable law, the Master Servicer may change the terms of the Credit Line Agreements at any time provided that such changes (i) do not adversely affect the interest of the Noteholders or the Insurer, and (ii) are consistent with prudent business practice. In addition, the Sale and Servicing Agreement permits the Master Servicer, within certain limitations described therein, to increase or reduce the Credit Limit of the related Mortgage Loan and reduce the Gross Margin for such Mortgage Loan.

OPTIONAL TRANSFERS OF MORTGAGE LOANS TO THE TRANSFEROR

         Subject to the conditions specified in the Sale and Servicing Agreement, on any Payment Date the Transferor may, but shall not be obligated to, remove on such Payment Date (the "Transfer Date") from the Trust, certain Mortgage Loans without notice to the Noteholders. The Transferor is permitted to randomly designate the Mortgage Loans to be removed. Mortgage Loans so designated will only be removed upon satisfaction of certain conditions specified in the Sale and Servicing Agreement, including: (i) the Transferor Interest as of such Transfer Date (after giving effect to such removal) exceeds the Minimum Transferor Interest; (ii) the Transferor shall have delivered to the Indenture Trustee and the Insurer a "Mortgage Loan Schedule" containing a list of all Mortgage Loans remaining in the Trust after such removal; (iii) the Transferor shall represent and warrant that no selection procedures which the Transferor reasonably believes are adverse to the interests of the Noteholders or the Insurer were used by the Transferor in selecting such Mortgage Loans;
(iv) in connection with each such retransfer of Mortgage Loans, the Rating Agencies shall have been notified of the proposed transfer and prior to the Transfer Date the Rating Agencies shall have notified the Transferor, the Indenture Trustee and the Insurer in writing that such transfer will not result in a reduction or withdrawal of the ratings assigned to the Notes without regard to the Policy; and (v) the Transferor shall have delivered to the Indenture Trustee and the Insurer an officer's certificate confirming the satisfaction of the conditions set forth in clauses (i) through (iii) above.

         As of any date of determination, the "Minimum Transferor Interest" is an amount equal to the lesser of (a) __% of the Pool Balance on such date and
(b) the Transferor Interest as of the Closing Date.

PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT AND
DISTRIBUTION ACCOUNT

         The Master Servicer shall establish and maintain in the name of the Indenture Trustee a separate trust account (the "Collection Account") for the benefit of the Noteholders, the Insurer and the Transferor, as their interests may appear. The Collection Account will be an Eligible Account (as defined herein). Subject to the investment provisions described in the following paragraphs, upon receipt by the Master Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Servicing Fee) the Master Servicer will deposit such amounts in the Collection Account. Not later than the eighteenth day of the calendar month of each Payment Date (the "Determination Date"), the Master Servicer will notify the Indenture Trustee of the amount of such deposit to be included in funds available for the related Payment Date. Amounts so deposited may be invested in Eligible Investments (as described in the Sale and Servicing Agreement) maturing no later than one Business Day prior to the date on which amounts on deposit therein are required to be deposited in the Distribution Account.

         The Indenture Trustee will establish an account (the "Distribution Account") into which will be deposited amounts withdrawn from the Collection Account for payment to Noteholders on a Payment Date. The Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in Eligible Investments maturing on or before the Business Day prior to the related Payment Date. Net investment earnings on the funds in the Distribution Account will be paid to ____________.

         An "Eligible Account" is a segregated account that is (i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies and whose accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation with a minimum long-term unsecured debt rating of "A1" by Moody's and "A" by S&P and Fitch, and which is any of (a) a federal savings and loan association duly organized, validly existing and in good standing under the applicable banking laws of any state, (b) an institution or association duly organized, validly existing and in good standing under the applicable banking laws of any state, (c) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (d) a principal subsidiary of a bank holding company, and in each case of (a) - (d), approved in writing by the Insurer, (ii) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company,, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iii) otherwise acceptable to each Rating Agency and the Insurer as evidenced by a letter from each Rating Agency and the Insurer to the Indenture Trustee, without reduction or withdrawal of their then current ratings of the Notes without regard to the Policy.

         Eligible Investments are specified in the Sale and Servicing Agreement and are limited to investments which are acceptable to the Insurer and meet the criteria of the Rating Agency from time to time as being consistent with their then current ratings of the Notes.

SIMPLE INTEREST EXCESS SUB-ACCOUNT

         The Sale and Servicing Agreement requires that the Master Servicer establish and maintain in the name of the Indenture Trustee a sub-account of the Collection Account (the "Simple Interest Excess Sub-Account") which must be an Eligible Account. The Indenture Trustee will transfer to the Simple Interest Excess Sub-Account all Net Simple Interest Excess. "Net Simple Interest Excess" means as of any Payment Date, the excess, if any, of the aggregate amount of Simple Interest Excess over the amount of Simple Interest Shortfall. "Net Simple Interest Shortfall" means as of any Payment Date, the excess, if any, of the aggregate amount of Simple Interest Shortfall over the amount Simple Interest Excess. "Simple Interest Shortfall" means as of any Payment Date for each Simple Interest Qualifying Loan, the excess, if any, of (i) 30 days' interest on the Principal Balance of all such Mortgage Loans at the Loan Rate, over (ii) the portion of the monthly payment received from the Mortgagor for such Mortgage Loan allocable to interest with respect to the related Collection Period. "Simple Interest Excess" means as of any Payment Date for each Simple Interest Qualifying Loan, the excess, if any, of (i) the portion of the monthly payment received from the mortgagor for such Mortgage Loan allocable to interest with respect to the related Collection Period, over (ii) 30 days' interest on the Principal Balance of such Mortgage Loan at the Loan Rate. A Simple Interest Qualifying Loan" as of any Determination Date is any Mortgage Loan that was neither prepaid in full during the related Collection Period and is not delinquent with respect to a payment that became due during the related Collection Period as of the close of business on the Determination Date following such Collection Period.

         The Master Servicer will withdraw amounts on deposit in the Simple Interest Excess Sub-Account for deposit to the Collection Account prior to each Payment Date to pay Net Simple Interest Shortfalls.

         All funds in the Simple Interest Excess Sub-Account may be invested in Eligible Investments. So long as no Event of Servicing Termination shall have occurred and be continuing, any investment earnings on funds held in the Simple Interest Excess Sub-Account are for the account of the Master Servicer. Upon receipt of notification of a loss on investment in the Simple Interest Excess Sub-Account, the Master Servicer, including any predecessor Master Servicer, which directed such investments, shall promptly remit the amount of such loss from its own funds to the Simple Interest Excess Sub-Account.

ALLOCATIONS AND COLLECTIONS

         All collections on the Mortgage Loans will generally be allocated in accordance with the Credit Line Agreements or the Mortgage Notes, as applicable, between amounts collected in respect of interest and amounts collected in respect of principal. As to any Payment Date, "Interest Collections" will be equal to the amounts collected during the related Collection Period, including such portion of Net Liquidation Proceeds allocated to interest pursuant to the terms of the Credit Line Agreements or the Mortgage Notes, as applicable, less Servicing Fees for the related Collection Period and as adjusted for Simple Interest Shortfalls and Simple Interest Excess as described above under "--Simple Interest Excess Sub-Account."

         As to any Payment Date, "Principal Collections" will be equal to the sum of (i) the amounts collected during the related Collection Period, including such portion of Net Liquidation Proceeds allocated to principal pursuant to the terms of the Credit Line Agreements or Mortgage Notes, as applicable, and (ii) any Transfer Deposit Amounts. "Liquidation Proceeds" are the proceeds (excluding any amounts drawn on the Policy) received in connection with the liquidation of any Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise. "Net Liquidation Proceeds" with respect to a Mortgage Loan are equal to the Liquidation Proceeds, reduced by related expenses, but not including the portion, if any, of such amount that exceeds the sum of (i) the Principal Balance of the Mortgage Loan plus (ii) accrued and unpaid interest thereon to the end of the Collection Period during which such Mortgage Loan became a Liquidated Mortgage Loan.

         With respect to any Payment Date, the portion of Interest Collections allocable to the Notes ("Investor Interest Collections") will equal the product of (a) Interest Collections for such Payment Date and (b) the Investor Floating Allocation Percentage. With respect to any Payment Date, the "Investor Floating Allocation Percentage" is the percentage equivalent of a fraction determined by dividing (a) the Invested Amount at the close of business on the preceding Payment Date (or the Closing Date in the case of the first Payment Date) by (b) the Pool Balance at the beginning of the related Collection Period. The remaining amount of Interest Collections will be allocated to the Transferor Interest.

         Principal Collections will be allocated between the Noteholders and the Transferor ("Investor Principal Collections" and "Transferor Principal Collections", respectively) as described herein.

         The Indenture Trustee will deposit any amounts withdrawn from the Spread Account or drawn under the Policy into the Distribution Account.

         With respect to any date, the "Pool Balance" will be equal to the aggregate of the Principal Balances of all Mortgage Loans as of such date. The "Principal Balance" of a Mortgage Loan (other than a Liquidated Mortgage Loan) on any day is equal to the Cut-Off Date Principal Balance thereof, plus (i) any Additional Balances in respect of such Mortgage Loan minus (ii) all collections credited against the Principal Balance of such Mortgage Loan in accordance with the related Credit Line Agreement or Mortgage Note prior to such day. The Principal Balance of a Liquidated Mortgage Loan after final recovery of related Liquidation Proceeds shall be zero.

         "Liquidation Loss Amount" means with respect to any Liquidated Mortgage Loan, the unrecovered Principal Balance thereof during the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan, after giving effect to the Net Liquidation Proceeds received in connection therewith. The "Investor Loss Amount" shall be the product of the Investor Floating Allocation Percentage and the aggregate of the Liquidation Loss Amounts for such Payment Date. A "Liquidated Mortgage Loan" means, as to any Payment Date, any Mortgage Loan in respect of which the Master Servicer has determined, based on the servicing procedures specified in the Sale and Servicing Agreement, as of the end of the preceding Collection Period that all Liquidation Proceeds which it expects to recover with respect to the disposition of the related Mortgaged Property have been recovered.

         As, to any Payment Date, the "Collection Period" is the calendar month preceding each Payment Date.

PAYMENTS ON THE NOTES

         Beginning with the first Payment Date (which will occur on _________ __, 199__), payments on the Notes will be made by the Indenture Trustee or the Paying Agent based upon aggregate information provided by the Master Servicer on each Payment Date to the persons in whose names such Notes are registered at the close of business on the day prior to each Payment Date or, if the Notes are no longer Book-Entry Notes, at the close of business on the last day of the month preceding such Payment Date (the "Record Date"). The term "Payment Date" means the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day. Payments will be made by check or money order mailed (or upon the request of a Noteholder owning Notes having denominations aggregating at least $1,000,000, by wire transfer or otherwise) to the address of the person entitled thereto (which, in the case of Book-Entry Notes, will be DTC or its nominee) as it appears on the Note Register in amounts calculated as described herein on the Determination Date. However, the final payment in respect of the Notes will be made only upon presentation and surrender thereof at the office or the agency of the Indenture Trustee specified in the notice to Noteholders of such final payment. For purposes of the Agreements, a "Business Day" is any day other than (i) a Saturday or Sunday or (ii) a day on which the Insurer or banking institutions in the States of Ohio, California or New York are required or authorized by law to be closed.

         APPLICATION OF INTEREST COLLECTIONS. On each Payment Date, the Indenture Trustee or the Paying Agent will apply the Investor Interest Collections in the following manner and order of priority:

                  (i) as payment to the Indenture Trustee for its fee for services rendered pursuant to the Sale and Servicing Agreement and as payment to the Owner Trustee for its fee for services rendered pursuant to the Trust Agreement;

                  (ii) as payment for the premium for the Policy, and

                  (iii) concurrently, as follows:

                      (a) to the Noteholders, as payment for the accrued
                  interest due and any overdue accrued interest (with interest thereon to the extent permitted by law) on the Note Principal Balance of the Notes; and

                      (b) to the holder of the Transferor Interest, the amount
                  to which it is entitled in accordance with the provisions of the Sale and Servicing Agreement, which will generally be equal to the amount accrued on a notional balance equal to the Note Principal Balance at a rate equal to the excess of the Net WAC over the Note Rate;

PROVIDED, HOWEVER, if Investor Interest Collections (prior to giving effect to withdrawals from the Spread Account or draws on the Policy) on such Payment Date are insufficient to make the payments required to be made pursuant to this clause (iii), then Investor Interest Collections will be allocated between subclauses (a) and (b) above, PRO RATA, based on the amount required to be paid pursuant to each such subclause without giving effect to any shortfall in such Investor Interest Collections; PROVIDED, FURTHER that if the amount on deposit in the Spread Account has been depleted and the Insurer fails to pay under the Policy, the amount payable pursuant to clause (b) above on any Payment Date thereafter will be paid to the holder of the Transferor Interest after payment of principal and interest due on the Notes are made on such Payment Date.

         CALCULATION OF THE NOTE RATE. Interest will be distributed on each Payment Date at the Note Rate for the related Interest Period on the Note Principal Balance as of the first day of such Interest Period (reduced by any Civil Relief Act Interest Shortfalls for such Payment Date). The "Note Rate" for a Payment Date will generally equal the sum of (a) LIBOR, determined as specified herein, as of the second LIBOR Business Day prior to the immediately preceding Payment Date (or as of two LIBOR Business Days prior to the Closing Date, in the case of the first Payment Date) plus (b) ___% per annum. Notwithstanding the foregoing, in no event will the amount of interest required to be distributed in respect of the Notes on any Payment Date exceed the amount calculated at a rate (the "Net WAC") equal to the weighted average of the Loan Rates (net of the Servicing Fee Rate, the fee payable to the Indenture Trustee and the Owner Trustee (expressed as a rate) and the rate at which the premium payable to the Insurer is calculated) weighted on the basis of the daily balance of each Mortgage Loan during the calendar month preceding the Collection Period relating to such Payment Date or in the case of the first Payment Date, the weighted average loan rate as of the Cut-Off Date.

         Interest on the Notes in respect of any Payment Date will accrue on the Note Principal Balance from the preceding Payment Date (or in the case of the first Payment Date, from the date of the initial issuance of the Notes (the "Closing Date")) through the day preceding such Payment Date (each such period, an "Interest Period") on the basis of the actual number of days in the Interest Period and a 360-day year. Interest payments on the Notes will be funded from Investor Interest Collections and, if necessary, from the Policy pursuant to the terms thereof. Interest for any Payment Date due but not paid on such Payment Date will be due on the next succeeding Payment Date together with additional interest on such amount at a rate equal to the applicable Note Rate.

         CALCULATION OF THE LIBOR RATE. On each Payment Date, LIBOR shall be established by the Indenture Trustee and as to any Interest Period, LIBOR will equal the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Period. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Transferor after consultation with the Indenture Trustee), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Transferor after consultation with the Indenture Trustee) as of 11:00 A.M., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Payment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the principal amount of the Notes then outstanding. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the Transferor after consultation with the Indenture Trustee, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the principal amount of the Notes then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Payment Date. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

         TRANSFEROR COLLECTIONS. Interest Collections allocable to the Transferor Interest will be paid to the Transferor on each Payment Date. Principal Collections allocable to the Transferor Interest will be distributed to the Transferor only to the extent that such payment will not reduce the amount of the Transferor Interest as of the related Payment Date below the Minimum Transferor Interest. Amounts not distributed to the Transferor because of such limitations will be retained in the Collection Account until the Transferor Interest exceeds the Minimum Transferor Interest, at which time such excess shall be released to the Transferor.

         PAYMENTS OF PRINCIPAL COLLECTIONS. For the period beginning on the first Payment Date and, unless a Rapid Amortization Event shall have earlier occurred, ending immediately after the Payment Date in _____________ (such period, the "Managed Amortization Period"), the amount of Principal Collections payable to Noteholders as of each Payment Date during the Managed Amortization Period will equal, to the extent funds are available therefor, the Scheduled Principal Collections Payment Amount for such Payment Date. On any Payment Date during the Managed Amortization Period, the "Scheduled Principal Collections Payment Amount" shall equal the lesser of (i) the Maximum Principal Payment (as defined below) and (ii) the Alternative Principal Payment (as defined herein). With respect to any Payment Date, the "Maximum Principal Payment" will equal the product of the Investor Fixed Allocation Percentage and Principal Collections for such Payment Date. With respect to any Payment Date, the "Alternative Principal Payment" will equal the amount, but not less than zero, of Principal Collections for such Payment Date less the aggregate of Additional Balances created during the related Collection Period. The "Rapid Amortization Period" is the period beginning at the earlier of (i) the occurrence of a Rapid Amortization Event and (ii) immediately following the Payment Date in __________ and continuing until the later of when (i) the Note Principal Balance has been reduced to zero and all amounts then due and owing to the Insurer have been paid and (ii) the Trust is terminated. See "-- Termination; Retirement of the Notes."

         Beginning with the first Payment Date following the end of the Managed Amortization Period, the amount of Principal Collections payable to Noteholders on each Payment Date will be equal to the Maximum Principal Payment.

         Payments of Principal Collections based upon the Investor Fixed Allocation Percentage may result in payments of principal to Noteholders in amounts that are greater relative to the declining Pool Balance than would be the case if the Investor Floating Allocation Percentage were used to determine the percentage of Principal Collections distributed in respect of the Invested Amount. Principal Collections not allocated to the Noteholders will be allocated to the Transferor Interest. The aggregate payments of principal to the Noteholders will not exceed the Original Note Principal Balance.

         In addition, to the extent of funds available therefor (including funds available under the Policy), on the Payment Date in __________, Noteholders will be entitled to receive as a payment of principal an amount equal to the outstanding Note Principal Balance.

         THE PAYING AGENT. The Paying Agent shall initially be the Indenture Trustee, together with any successor thereto in such capacity (the "Paying Agent"). The Paying Agent shall have the revocable power to withdraw funds from the Distribution Account for the purpose of making payments to the Noteholders.

[THE SPREAD ACCOUNT

         The Sale and Servicing Agreement requires the Master Servicer to establish in the name of the Indenture Trustee on the Closing Date and to maintain a reserve account (the "Spread Account") for the benefit of the Insurer and the Noteholders. On the Closing Date, the Indenture Trustee will make a deposit to the Spread Account, as specified in the Sale and Servicing Agreement. No additional deposits will be required to be made to the Spread Account.

         On any Payment Date prior to giving effect to any draw on the Policy, amounts, if any, on deposit in the Spread Account will be available to make any of the following payments on the Policy in the following order of priority:

         to the Noteholders, any Insured Payment required to be made on such Payment Date;

         to Noteholders, the Investor Loss Amount for such Payment Date or unreimbursed Investor Loss Amounts from a previous Payment Date;

         to reimburse the Insurer for prior draws made under the Policy (with interest thereon); and

         to pay any other amounts owed to the Insurer pursuant to the Insurance Agreement.

         The Sale and Servicing Agreement permits reduction of the amount on deposit in the Spread Account as specified in the Sale and Servicing Agreement. Any such reduction will be dependent on the delinquency and loss performance of the Mortgage Loans. The maximum amount required to be on deposit at any time in the Spread Account is the "Spread Account Requirement."

         The amounts on deposit in the Spread Account in excess of the Spread Account Requirement will be distributed to the Transferor. The Transferor will not be required to refund any amounts previously and properly distributed to it, regardless of whether there are sufficient funds on a subsequent Payment Date to make a full payment to the holders of the Notes on such Payment Date. Funds credited to the Spread Account may be invested in Eligible Investments or certain other investments specified in the Sale and Servicing Agreement that are scheduled to mature on or prior to the next Payment Date as specified in the Sale and Servicing Agreement. The Spread Account shall be an Eligible Account.

         The Spread Account may be terminated or other assets, including mortgage loans such as the Mortgage Loans or a guarantee of the Transferor or a letter of credit issued on behalf of the Transferor, may be substituted for some or all of the assets held therein, if any, provided that the Insurer and the Rating Agencies consent to such action and the then current ratings of the Notes assigned by the Rating Agencies are not lowered as a result thereof.]

RAPID AMORTIZATION EVENTS

         As described above, the Managed Amortization Period will continue through the Payment Date in __________, unless a Rapid Amortization Event occurs prior to such date in which case the Rapid Amortization Period will commence prior to such date. The "Rapid Amortization Period" is the period commencing on the earlier of (x) the end of the Managed Amortization Period and
(y) the day, if any, upon which a Rapid Amortization Event occurs and concluding upon the later of (i) termination of the Trust and (ii) all amounts due and owing to the Insurer and the Noteholders have been paid. "Rapid Amortization Event" refers to any of the following events:

                  (a) failure on the part of the Transferor (i) to make a payment or deposit required under the Agreements or (ii) to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreements, which failure continues unremedied for a period of 30 days after written notice;

                  (b) any representation or warranty made by the Transferor in the Agreements proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 30 days after written notice and as a result of which the interests of the Noteholders or the Insurer are materially and adversely affected; provided, however, that a Rapid Amortization Event shall not be deemed to occur with respect to a breach of representation and warranty relating to a Mortgage Loan if the Transferor has purchased or made a substitution for the related Mortgage Loan or Mortgage Loans if applicable during such period (or within an additional 60 days, with the consent of the Indenture Trustee and the Insurer) in accordance with the provisions of the Sale and Servicing Agreement;

                  (c) the occurrence of certain events of bankruptcy, insolvency or receivership relating to the Transferor,

                  (d) the Trust becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act, of 1940, as amended; or

                  (e) the aggregate of all draws under the Policy exceeds __% of the Cut-Off Date Pool Balance.

         In the case of any event described in clause (a) or (b), a Rapid Amortization Event will be deemed to have occurred only if, after the applicable grace period, if any, described in such clauses, either the Indenture Trustee or Noteholders holding Notes evidencing more than 51% of the Percentage Interests (in either case, with the consent of the Insurer) or the Insurer (so long as there is no default by the Insurer in the performance of its obligations under the Policy), by written notice to the Transferor and the Master Servicer (and to the Indenture Trustee, if given by the Noteholders) declare that a Rapid Amortization Event has occurred as of the date of such notice. In the case of any event described in clause (c), (d) or (e) a Rapid Amortization Event will be deemed to have occurred without any notice or other action on the part of the Indenture Trustee, the Insurer or the Noteholders immediately upon the occurrence of such event.

         In addition to the consequences of a Rapid Amortization Event discussed above, if the Transferor voluntarily files a bankruptcy petition or goes into liquidation or any person is appointed a receiver or bankruptcy trustee of the Transferor, on the day of any such filing or appointment no further Additional Balances will be transferred to the Trust, the Transferor will immediately cease to transfer Additional Balances to the Trust and the Transferor will promptly give notice to the Indenture Trustee and the Insurer of any such filing or appointment.

         Notwithstanding the foregoing, if a conservator or trustee-in-bankruptcy is appointed for the Transferor and no Rapid Amortization Event exists other than such conservatorship, receivership or insolvency of the Transferor, the conservator or receiver may have the power to prevent the commencement of the Rapid Amortization Period or the sale of Mortgage Loans described above.

THE POLICY

         The following information has been supplied by the Insurer for inclusion in this Prospectus Supplement. Accordingly, the Depositor does not make any representation as to the accuracy and completeness of such information.

         The Insurer, in consideration of the payment of the premium and subject to the terms of the Policy, thereby unconditionally and irrevocably guarantees to any Owner (as defined herein) that an amount equal to each full and complete Insured Payment will be received by the Indenture Trustee, or its successor, as trustee for the __________, on behalf of the Owners from the Insurer, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in the Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Notes, unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

         The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Notes against the debtor that made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding, related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Notes to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable under the Policy no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by ________________, as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

         Insured Payments due under the Policy unless otherwise stated therein will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to the Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under the Policy.

         As used in the Policy, the following terms shall have the following meanings:

         "AGREEMENTS" means any of the Indenture, the Trust Agreement or the Sale and Servicing Agreement without regard to any amendment or supplement thereto unless such amendment or modification has been approved in writing by the Insurer.

         "BUSINESS DAY" means any day other than (i) a Saturday or a Sunday or
(ii) a day on which the Insurer or banking institutions in the States of New York or _________ are required or authorized by law or executive order to be closed.

         "CIVIL RELIEF ACT INTEREST SHORTFALLS" means for any Payment Date any shortfall in interest collections on the Mortgage Loans during the prior Collection Period that are attributable to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "DEFICIENCY AMOUNT" means for any Payment Date (A) the excess, if any, of (i) Investor Interest for such Payment Date plus any Unpaid Investor Interest Shortfall, if any, due on the Notes over (ii) Investor Interest Collections on deposit in the Distribution Account available to be distributed therefor on such Payment Date and (B) the Guaranteed Principal Amount.

         "FINAL PAYMENT DATE" means the Payment Date in __________.

         "GUARANTEED PRINCIPAL AMOUNT" means (a) for any Payment Date (other than the Final Payment Date) the amount, if any, by which the Note Principal Balance exceeds the Invested Amount as of such Payment Date (after giving effect to all payments of principal on the Notes on such Payment Date pursuant to the Agreements) and (b) on the Final Payment Date, the outstanding Note Principal Balance (after giving effect to all other payments of principal on the Notes on such Payment Date pursuant to the Agreements).

         "INSURED PAYMENT" means (i) as of any Payment Date, any Deficiency Amount and (ii) any Preference Amount.

         "INVESTOR INTEREST" means, with respect to any Payment Date, interest for the related Interest Period at the applicable Note Rate on the Note Principal Balance as of the first day of such Interest Period (after giving effect to the payments made on the first day of such Interest Period), net of any Civil Relief Act Interest Shortfalls for such Payment Date.

         "NOTICE" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy, substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

         "OWNER" means each Holder (as defined in the Sale and Servicing Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Notes to payment thereunder.

         "PREFERENCE AMOUNT" means any amount previously distributed to an Owner on the Notes that is recoverable and sought to be recovered as avoidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

         "UNPAID INVESTOR SHORTFALL" means, with respect to any Payment Date, the aggregate amount, if any, of Investor Interest that was accrued in respect of prior Payment Dates and has not been distributed to Noteholders.

         Capitalized terms used in the Policy and not otherwise defined in the Policy shall have the respective meanings set forth in the Sale and Servicing Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment or modification to the Sale and Servicing Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice under the Policy or service of process on the Fiscal Agent or the Insurer may be made at the address listed below for the Fiscal Agent or the Insurer or such other address as the Insurer shall specify in writing to the Indenture Trustee.

         The notice address of the Fiscal Agent is ________________________,
Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

         The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to the maturity of the Notes.


                                  POOL FACTOR

         The "Pool Factor" is a seven-digit decimal which the Master Servicer will compute monthly expressing the Note Principal Balance of the Notes as of each Payment Date (after giving effect to any payment of principal on such Payment Date) as a proportion of the Original Note Principal Balance. On the Closing Date, the Pool Factor will be 1.0000000. See "DESCRIPTION OF THE NOTES--Payments on the Notes." Thereafter, the Pool Factor will decline to reflect reductions in the related Note Principal Balance resulting from payments of principal to the Notes.

         Pursuant to the Sale and Servicing Agreement, monthly reports concerning the Invested Amount, the Pool Factor and various other items of information will be made available to the Noteholders. In addition, within 60 days after the end of each calendar year, beginning with the 199__ calendar year, information for tax reporting purposes will be made available to each person who has been a Noteholder of record at any time during the preceding calendar year. See "DESCRIPTION OF THE NOTES--Book-Entry Notes" and "--Reports to Noteholders" herein.


                     MATURITY AND PREPAYMENT CONSIDERATIONS

         The Agreements, except as otherwise described herein, provides that the Noteholders will be entitled to receive on each Payment Date payments of principal, in the amounts described herein, until the Note Principal Balance is reduced to zero. During the Managed Amortization Period, Noteholders will receive amounts from Principal Collections based upon the Investor Fixed Allocation Percentage subject to reduction as described below. During the Rapid Amortization Period, Noteholders will receive amounts from Principal Collections based solely upon the Investor Fixed Allocation Percentage. Because prior payments of Investor Principal Collections to Noteholders reduce the Investor Floating Allocation Percentage but do not change the Fixed Allocation Percentage, allocations of Principal Collections based on the Fixed Allocation Percentage may result in payments of principal to the Noteholders in amounts that are, in most cases, greater relative to the declining balance of the Mortgage Loans than would be the case if the Investor Floating Allocation Percentage were used to determine the percentage of Principal Collections distributed to Noteholders. This is especially true during the Rapid Amortization Period when the Noteholders are entitled to receive Investor Principal Collections and not a lesser amount. In addition, to the extent of losses allocable to the Noteholders, Noteholders may also receive as payment of principal the Investor Floating Allocation Percentage of the amount of such losses either from the Spread Account or draws under the Policy. The level of losses may therefore affect the rate of payment of principal on the Notes. For a description of the defined terms used in this section, See "DESCRIPTION OF THE NOTES."

         To the extent obligors make more draws than principal payments, the Transferor Interest may grow. Because during the Rapid Amortization Period the Noteholders' share of Principal Collections is based upon the Investor Fixed Allocation Percentage (without reduction), an increase in the Transferor Interest due to additional draws may also result in Noteholders receiving principal at a greater rate than would otherwise occur if the Investor Floating Allocation Percentage were used to determine the percentage of Principal Collections distributed to Noteholders. The Sale and Servicing Agreement permits the Transferor, at its option, but subject to the satisfaction of certain conditions specified in the Sale and Servicing Agreement, including the conditions described below, to remove certain Mortgage Loans from the Trust at any time during the life of the Trust, so long as the Transferor Interest (after giving effect to such removal) is not less than the Minimum Transferor Interest. Such removals may affect the rate at which principal is distributed to Noteholders by reducing the overall Pool Balance and thus the amount of Principal Collections. See "DESCRIPTION OF THE NOTES--Optional Retransfers of Mortgage Loans to the Transferor."

         The prepayment experience with respect to the Mortgage Loans will affect the weighted average life of the Notes.

         The rate of prepayment on the Mortgage Loans cannot be predicted. The Depositor is not aware of any publicly available studies or statistics that accurately predict or forecast the rate of prepayment of mortgage loans such as the Mortgage Loans. Generally, home equity loans are not viewed by borrowers as permanent financing. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than traditional first mortgage loans. Because the Revolving Credit-Line Loans generally do not amortize during the Draw Period, rates of principal payment on the Mortgage Loans will generally be slower than those of traditional fully-amortizing first mortgages in the absence of prepayments on such Mortgage Loans. The prepayment experience of the Trust with respect to the Mortgage Loans may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing, homeowner mobility, the frequency and amount of any future draws on the Credit Line Agreements and changes affecting the deductibility for Federal income tax purposes of interest payments on home equity loans. Substantially all of the Mortgage Loans contain "due-on-sale" provisions, and the Master Servicer intends to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF LOANS--Due-on-Sale Clauses" in the Prospectus.

         As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans with fixed rates such as the Closed-End Loans with fixed Loan Rates is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the interest rate on a mortgage loan, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing mortgage rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments.

         The yield to an investor who purchases the Notes in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the Mortgage Loans is actually different than the rate anticipated by such investor at the time such Notes were purchased.

         Collections on the Mortgage Loans may vary because, among other things, borrowers may make payments during any month as low as the minimum monthly payment for such month which, in the case of the Revolving Credit-Line Loans may be zero, or as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make scheduled payments. Collections on the Mortgage Loans may vary due to seasonal purchasing and payment habits of borrowers.

         No assurance can be given as to the level of prepayments that will be experienced by the Trust but it can be expected that a portion of borrowers will not prepay their Mortgage Loans to any significant degree. See "DESCRIPTION OF THE SECURITIES--Weighted Average Life of the Certificates" in the Prospectus.


                         DESCRIPTION OF THE AGREEMENTS

         The following summary describes certain terms of the Sale and Servicing Agreement, the Trust Agreement and the Indenture. Such summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the respective provisions of the Sale and Servicing Agreement, the Trust Agreement and the Indenture. Whenever particular defined terms in the Indenture are referred to, such defined terms are thereby incorporated herein by reference. See "The Agreements" in the Prospectus.

REPORTS TO NOTEHOLDERS

         Concurrently with each payment to the Noteholders, the Master Servicer will forward to the Indenture Trustee for mailing to such Noteholder and the Insurer a statement setting forth among other items:

              (i) the Investor Floating Allocation Percentage for the preceding Collection Period;

              (ii) the amount being distributed to Noteholders;

              (iii) the amount of interest included in such payment and the related Note Rate;

              (iv) the amount, if any, of overdue accrued interest included in such payment;

              (v) the amount, if any, of the remaining overdue accrued interest after giving effect to such payment;

              (vi) the amount, if any, of principal included in such payment;

              (vii) the amount, if any, of the reimbursement of previous Liquidation Loss Amounts included in such payment;

              (viii) the amount, if any, of the aggregate unreimbursed Liquidation Loss Amounts after giving effect to such payment;

              (ix) the Servicing Fee for such Payment Date;

              (x) the Invested Amount and the Note Principal Balance, each after giving effect to such payment;

              (xi) the Pool Balance as of the end of the preceding Collection Period;

              (xii) the number and aggregate Principal Balances of the Mortgage Loans as to which the minimum monthly payment is delinquent to 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the Collection Period;

              (xiii) the book value of any real estate which is acquired by the Trust through foreclosure or grant of deed in lieu of foreclosure; and

              (xiv) the amount of any draws on the Policy.

         In the case of information furnished pursuant to clauses (ii), (iii) in respect of the amount of interest included in such payment, (iv) and (viii) above, the amounts shall be expressed as a dollar amount per Note with a $1,000 denomination.

         Each year commencing in 1999, the Master Servicer will be required to forward to the Indenture Trustee a statement containing the information set forth in clauses (iii) and (vi) above aggregated for such calendar year.

COLLECTION AND OTHER SERVICING PROCEDURES ON MORTGAGE LOANS

         The Master Servicer will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the Sale and Servicing Agreement, follow such collection procedures as it follows from time to time with respect to the home equity loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the above, the Master Servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the Mortgage Loans.

         With respect to the Mortgage Loans, the Master Servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period, provided that any such arrangement is consistent with the Master Servicer's policies with respect to the home equity mortgage loans it owns or services. In accordance with the terms of the Sale and Servicing Agreement, the Master Servicer may consent under certain circumstances to the placing of a subsequent senior lien in respect of a Mortgage Loan.

HAZARD INSURANCE

         The Master Servicer will cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the outstanding Principal Balance on the Mortgage Loan and any related senior lien(s); and (ii) the maximum insurable value of the improvements securing the Mortgage Loan. Generally, if the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as FLOOD ZONE "A", such flood insurance has been made available and the Master Servicer determines that such insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions, the Master Servicer will cause to be purchased a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (a) the outstanding Principal Balance of the Mortgage Loan and any related senior lien(s), if any, or (b) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. Any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the borrower in accordance with customary mortgage servicing procedures) will be deposited in the Collection Account, subject to retention by the Master Servicer to the extent such amounts constitute servicing compensation or to withdrawal pursuant to the Sale and Servicing Agreement.

         In the event that the Master Servicer obtains and maintains a blanket policy as provided in the Sale and Servicing Agreement insuring against fire and hazards of extended coverage on all of the Mortgage Loans then, to the extent such policy names the Master Servicer or its designee as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance of the Mortgage Loans without coinsurance, and otherwise complies with the requirements of the first paragraph of this subsection, the Master Servicer will be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

         The Master Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into default when, in accordance with applicable servicing procedures under the Sale and Servicing Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general subordinate mortgage servicing activities, provided the Master Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase Net Liquidation Proceeds. The Master Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to Noteholders or the Transferor.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         With respect to each Collection Period, the Master Servicer will receive from interest collections in respect of the Mortgage Loans a portion of such interest collections as a monthly Servicing Fee in the amount equal to 0.50% per annum ("Servicing Fee Rate") on the aggregate Principal Balances of the Mortgage Loans as of the first day of the related Collection Period (or as of the Cut-Off Date for the first Collection Period). All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Master Servicer as additional servicing compensation.

         The Master Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Sale and Servicing Agreement. In addition, the Master Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Mortgage Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Noteholders to receive any related Net Liquidation Proceeds.

EVIDENCE AS TO COMPLIANCE

         The Sale and Servicing Agreement provides for delivery on or before May 31 in each year, beginning on May 31, 1999, to the Indenture Trustee, the Rating Agencies and the Insurer of an annual statement signed by an officer of the Master Servicer to the effect that the Master Servicer has fulfilled its material obligations under the Sale and Servicing Agreement throughout the preceding fiscal year, except as specified in such statement.

CERTAIN MATTERS REGARDING THE MASTER SERVICER AND THE TRANSFEROR

         The Sale and Servicing Agreement provides that the Master Servicer may not resign from its obligations and duties thereunder, except in connection with a permitted transfer of servicing, unless (i) such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or its subsidiaries or affiliates or (ii) upon the satisfaction of the following conditions: (a) the Master Servicer has proposed a successor Master Servicer to the Indenture Trustee and the Insurer in writing and such proposed successor Master Servicer is reasonably acceptable to the Indenture Trustee; (b) the Rating Agencies have confirmed to the Indenture Trustee and the Insurer that the appointment of such proposed successor Master Servicer as the Master Servicer will not result in the reduction or withdrawal of the then current rating of the Notes; and (c) such proposed successor Master Servicer is acceptable to the Insurer. No such resignation will become effective until the Indenture Trustee or a successor Master Servicer has assumed the Master Servicer's obligations and duties under the Sale and Servicing Agreement.

         The Master Servicer may perform any of its duties and obligations under the Sale and Servicing Agreement through one or more subservicers or delegates, which may be affiliates of the Master Servicer. Notwithstanding any such arrangement, the Master Servicer will remain liable and obligated to the Indenture Trustee, the Owner Trustee, the Noteholders and the Insurer for the Master Servicer's duties and obligations under the Sale and Servicing Agreement, without any diminution of such duties and obligations and as if the Master Servicer itself were performing such duties and obligations.

         Any person into which, in accordance with the Sale and Servicing Agreement, the Transferor or the Master Servicer may be merged or consolidated or any person resulting from any merger or consolidation to which the Transferor or the Master Servicer is a party, or any person succeeding to the business of the Transferor or the Master Servicer, will be the successor to the Master Servicer under the Sale and Servicing Agreement.

         The Sale and Servicing Agreement provides that the Master Servicer will indemnify the Trust, the Indenture Trustee and the Owner Trustee from and against any loss, liability, expense, damage or injury suffered or sustained as a result of the Master Servicer's actions or omissions in connection with the servicing and administration of the Mortgage Loans which are not in accordance with the provisions of the Sale and Servicing Agreement. In the event of an Event of Servicing Termination (as defined below) resulting in the assumption of servicing obligations by a successor Master Servicer, the successor Master Servicer will indemnify the Transferor for any losses, claims, damages and liabilities of the Transferor as described in this paragraph arising from the successor Master Servicer's actions or omissions. The Sale and Servicing Agreement provides that neither the Transferor nor the Master Servicer nor their directors, officers, employees or agents will be under any other liability to the Trust, the Indenture Trustee, the Owner Trustee, the Noteholders or any other person for any action taken or for refraining from taking any action pursuant to the Sale and Servicing Agreement. However, neither the Transferor nor the Master Servicer will be protected against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence of the Transferor or the Master Servicer in the performance of its duties under the Sale and Servicing Agreement or by reason of reckless disregard of its obligations thereunder. In addition, the Sale and Servicing Agreement provides that the Master Servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the Sale and Servicing Agreement and which in its opinion may expose it to any expense or liability. The Master Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable with respect to the Sale and Servicing Agreement and the rights and duties of the parties thereto and the interest of the Noteholders and the Insurer thereunder.

EVENTS OF SERVICING TERMINATION

         "Events of Servicing Termination" will consist of: (i) any failure by the Master Servicer to deposit in the Collection Account any deposit required to be made under the Sale and Servicing Agreement; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Sale and Servicing Agreement which, in each case, materially and adversely affects the interests of the Noteholders or the Insurer and continues unremedied for 30 days after the giving of written notice of such failure to the Master Servicer by the Indenture Trustee, or to the Master Servicer and the Indenture Trustee by the Insurer or Noteholders evidencing Percentage Interests aggregating not less than 25%; (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the Master Servicer and certain actions by the Master Servicer indicating insolvency, reorganization or inability to pay its obligations; or (iv) certain loss or delinquency tests set forth in the Sale and Servicing Agreement are not met. Under certain other circumstances, the Indenture Trustee shall, at the direction of the Insurer or may, with the consent of the Insurer, or the holders of Notes evidencing an aggregate, undivided interest in the Trust of at least 51% of the Note Principal Balance may (with the consent of the Insurer so long as there is no default by the Insurer in the performance of its obligations under the Policy) deliver written notice to the Master Servicer terminating all the rights and obligations of the Master Servicer under the Sale and Servicing Agreement.

         Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (i) or (ii) above for a period of ten or 30 Business Days, respectively, shall not constitute an Event of Servicing Termination if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God, or other similar occurrence. Upon the occurrence of any such event the Master Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Sale and Servicing Agreement and the Master Servicer shall provide the Indenture Trustee and the Noteholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

RIGHTS UPON AN EVENT OF SERVICING TERMINATION

         So long as an Event of Servicing Termination remains unremedied, either the Indenture Trustee shall at the direction of the Insurer or may, with the consent of the Insurer, or Noteholders evidencing an aggregate, undivided interest in the Trust of at least 51% of the Note Principal Balance with the consent of the Insurer, may terminate all of the rights and obligations of the Master Servicer under the Sale and Servicing Agreement and in and to the Mortgage Loans, whereupon the Indenture Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under the Sale and Servicing Agreement and will be entitled to similar compensation arrangements. In the event that the Indenture Trustee would be obligated to succeed the Master Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan Master Servicer with all licenses and permits required to perform its obligations under the Sale and Servicing Agreement and having a net worth of at least $15,000,000 and acceptable to the Insurer to act as successor to the Master Servicer under the Sale and Servicing Agreement. Pending such appointment, the Indenture Trustee will be obligated to act in such capacity unless prohibited by law. Such successor will be entitled to receive the same compensation that the Master Servicer would otherwise have received (or such lesser compensation as the Indenture Trustee and such successor may agree). A receiver or conservator for the Master Servicer may be empowered to prevent the termination and replacement of the Master Servicer where the only Event of Servicing Termination that has occurred is an Insolvency Event.

EVENTS OF DEFAULT UNDER THE INDENTURE

         "Events of Default" under the Indenture include:

                  (i) a default in the payment of any interest or principal payment when the same becomes due and payable and continuance of such default for a period of five days;

                  (ii) failure on the part of the Trust to perform in any material respect any covenant or agreement under the Indenture (other than a covenant covered in clause (i) hereof) which continues for a period of thirty days after notice thereof is given; and

                  (iii) certain events of bankruptcy, insolvency, receivership or liquidation of the Trust.

REMEDIES ON EVENT OF DEFAULT UNDER THE INDENTURE

         If an Event of Default under the Indenture has occurred and is continuing, either the Indenture Trustee or the majority of the then outstanding amount of the Notes may declare the principal amount of the Notes due and payable immediately. Such a declaration may be rescinded by a majority of the then outstanding amount of the Notes.

         If the principal of the Notes has been declared due and payable as described in the preceding paragraph, the Indenture Trustee may elect not to liquidate the assets of the Trust provided that the assets are generating sufficient cash to pay interest and principal as it becomes due and payable to the Noteholders.

         However, the Indenture Trustee may not sell or otherwise liquidate the assets of the Trust following an Event of Default (other than one described in clause (i) of the definition of "Event of Default"), unless (a) the holders of 100% of the Notes and the Insurer consents to such sale, or (b) the proceeds of such sale or liquidation are sufficient to pay all amounts due and owing to the Noteholders and the Insurer, or (c) the Trustee determines that the assets of the Trust would not be sufficient on an ongoing basis to make all payments on the Notes as they become due and payable and the Trustee obtains the consent of the holders of 66-2/3% of the Percentage Interests of the Notes agree.

CERTAIN MATTERS REGARDING THE INDENTURE TRUSTEE AND THE OWNER TRUSTEE

         Neither the Indenture Trustee nor any director, officer or employee of the Indenture Trustee will be under any liability to the Trust of the Noteholders for taking any action or for refraining from the taking of any action in good faith pursuant to the Indenture, or for errors in judgment; provided, that none of the Indenture Trustee or any director, officer or employee thereof will be protected against any liability that would otherwise be imposed on it by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Indenture. Subject to certain limitations set forth in the Indenture, the Indenture Trustee and any director, officer, employee or agent thereof will be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the indenture, other than any loss, liability or expense incurred by reason of its own willful malfeasance, bad faith or negligence in the performance of its duties under the Indenture, or by reason of its reckless disregard of its obligations and duties under the Indenture. All persons into which the Indenture Trustee may be merged or with which it may be consolidated, or any person resulting from such merger or consolidation, will be the successor to the Indenture Trustee under the Indenture.

         The Owner Trustee, the Indenture Trustee and any of their respective affiliates may hold Notes in their own names or as pledgees. For the purpose of meeting the legal requirements of certain jurisdictions, the Master Servicer, the Owner Trustee and the Indenture Trustee acting jointly (or in some instances, the Owner Trustee or the Indenture Trustee acting alone) will have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of such an appointment, all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee by the Sale and Servicing Agreement and the Trust Agreement and the Indenture Trustee by the Indenture will be conferred or imposed upon the Owner Trustee and the Indenture Trustee, respectively, and in each such case such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Owner Trustee or Indenture Trustee will be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties and obligations solely at the direction of the Owner Trustee or the Indenture Trustee, respectively.

         The Indenture Trustee may resign at any time, in which event the Owner Trustee will be obligated to appoint a successor thereto. The Owner Trustee may resign at any time, in which event the Co-Owner Trustee will be obligated to appoint a successor thereto. The Master Servicer may also remove the Owner Trustee or the Indenture Trustee if either ceases to be eligible to continue as such under the Trust Agreement or the Indenture, as the case may be, or becomes legally unable to act or becomes insolvent. Any resignation or removal of the Owner Trustee or Indenture Trustee and appointment of a successor thereto will not become effective until acceptance of the appointment by such successor.

DUTIES OF THE OWNER TRUSTEE AND INDENTURE TRUSTEE

         The Owner Trustee will make no representations as to the validity or sufficiency of the Trust Agreement, the Notes (other than the execution and authentication thereof), or of any Mortgage Loans or related documents, and will not be accountable for the use or application by the Transferor or the Master Servicer of any funds paid to the Transferor or the Master Servicer in respect of the Notes, or the Mortgage Loans, or the investment of any monies by the Master Servicer before such monies are deposited into the Collection Account or the Distribution Account. So long as no Event of Default has occurred and is continuing, the Owner Trustee will be required to perform only those duties specifically required of it under the Trust Agreement. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement. The Owner Trustee will not be charged with knowledge of a failure by the Master Servicer to perform its duties under the Trust Agreement or Sale and Servicing Agreement which failure constitutes an Event of Default unless the Owner Trustee obtains actual knowledge of such failure as will be specified in the Trust Agreement.

         The Indenture Trustee will make no representations as to the validity or sufficiency of the Indenture, the Notes (other than the execution and authentication thereof) or of any Mortgage Loans or related documents, and will not be accountable for the use or application by the Transferor or the Master Servicer of any funds paid to the Transferor or the Master Servicer in respect of the Notes or the Mortgage Loans, or the use or investment of any monies by the Master Servicer before such monies are deposited into the Collection Account or the Distribution Account. So long as no Event of Default has occurred and is continuing, the Indenture Trustee will be required to perform only those duties specifically required of it under the Indenture. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Indenture Trustee under the Indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the Indenture. The Indenture Trustee will not be charged with knowledge of a failure by the Master Servicer to perform its duties under the Trust Agreement or Sale and Servicing Agreement which failure constitutes an Event of Default unless the Indenture Trustee obtains actual knowledge of such failure as will be specified in the Indenture.

         The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Noteholders, unless such Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

AMENDMENT

         Each of the Agreements may be amended from time to time by the Master Servicer and the Indenture Trustee and with the consent of the Insurer, but without the consent of the Noteholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions of such Agreement, to add to the duties of the Transferor or the Master Servicer or to add or amend any provisions of such Agreement as required by the Rating Agencies in order to maintain or improve any rating of the Notes (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Trustee nor the Master Servicer is obligated to obtain, maintain, or improve any such rating) or to add any other provisions with respect to matters or questions arising under such Agreement which shall not be inconsistent with the provisions of such Agreement, provided that such action will not, as evidenced by an opinion of counsel, materially and adversely affect the interests of any Noteholder or the Insurer; provided, that any such amendment will not be deemed to materially and adversely affect the Noteholders and no such opinion will be required to be delivered if the person requesting such amendment obtains a letter from the Rating Agencies stating that such amendment would not result in a downgrading of the then current rating of the Notes. Each of the Agreements may also be amended from time to time by the Master Servicer and the Indenture Trustee, with the consent of Noteholders evidencing an aggregate, undivided interest in the Trust of at least 51% of the Note Principal Balance and the Insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Sale and Servicing Agreement or of modifying in any manner the rights of the Noteholders, provided that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, collections of payments on the Notes or payments under the Policy which are required to be made on any Note without the consent of the holder of such Note and the Insurer or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes then outstanding.

TERMINATION; RETIREMENT OF THE NOTES

         The Trust will terminate on the Payment Date following the later of
(A) payment in full of all amounts owing to the Insurer and (B) the earliest of
(i) the Payment Date on which the Note Principal Balance has been reduced to zero, (ii) the final payment (or other liquidation) of the last Mortgage Loan in the Trust or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan, (iii) the optional transfer to the Transferor of the Mortgage Loans, as described below and (iv) the Payment Date in ___________.

         The Mortgage Loans will be subject to optional transfer to the Transferor on any Payment Date after the Note Principal Balance is reduced to an amount less than __% of the Original Note Principal Balance and all amounts due and owing to the Insurer, including unreimbursed draws on the Policy, together with interest thereon, as provided under the Insurance Agreement, have been paid. The transfer price will be equal to the sum of the outstanding Note Principal Balance and accrued and unpaid interest thereon at the Note Rate through the day preceding the final Payment Date. In no event, however, will the Trust created by the Trust Agreement continue for more than 21 years after the death of certain individuals named in the Sale and Servicing Agreement. Written notice of termination of the Sale and Servicing Agreement will be given to each Noteholder, and the final payment will be made only upon surrender and cancellation of the Notes at an office or agency appointed by the Indenture Trustee which will be specified in the notice of termination.

THE INDENTURE TRUSTEE

         ____________, a ___________________ with its principal place of business in ____________, has been named Indenture Trustee pursuant to the Sale and Servicing Agreement.

         The commercial bank or trust company serving as Indenture Trustee may own Notes and have normal banking relationships with the Depositor, the Master Servicer and the Insurer and/or their affiliates.

         The Indenture Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor Indenture Trustee, as approved by the Insurer. The Depositor or the Insurer may also remove the Indenture Trustee if the Indenture Trustee ceases to be eligible to continue as such under the Sale and Servicing Agreement or if the Indenture Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Indenture Trustee, as approved by the Insurer. Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee will not become effective until acceptance of the appointment by the successor Indenture Trustee.

         No holder of a Note will have any right under the Sale and Servicing Agreement to institute any proceeding with respect to the Sale and Servicing Agreement unless the Insurer has consented in writing to the institution of such proceeding and such holder previously has given to the Indenture Trustee written notice of default and unless Noteholders evidencing an aggregate, undivided interest in the Trust of at least 51% of the Note Principal Balance have made written requests upon the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee thereunder and have offered to the Indenture Trustee reasonable indemnity and the Indenture Trustee for 60 days has neglected or refused to institute any such proceeding. The Indenture Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Sale and Servicing Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Noteholders, unless such Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the cost expenses and liabilities which may be incurred therein or thereby.

CERTAIN ACTIVITIES

         The Trust will not: (i) borrow money; (ii) make loans; (iii) invest in securities for the purpose of exercising control; (iv) underwrite securities;
(v) except as provided in the Sale and Servicing Agreement, engage in the purchase and sale (or turnover) of investments; (vi) offer securities in exchange for property (except Notes for the Mortgage Loans); or (vii) repurchase or otherwise reacquire its. securities. See "--Evidence as to Compliance" above for information regarding reports as to the compliance by the Master Servicer with the terms of the Sale and Servicing Agreement.


                                             USE OF PROCEEDS

         The net proceeds to be received from the sale of the Notes will be applied by the Depositor to purchase the Mortgage Loans.


                                 CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

         The following discussion, which summarizes certain U.S. federal income tax aspects of the purchase, ownership and disposition of the Notes, is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations thereunder, and published rulings and court decisions in, effect as of the date hereof, all of which are subject to change, possibly retroactively. This discussion does not address every aspect of the U.S. federal income tax laws which may be relevant to Note Owners in light of their personal investment circumstances or to certain types of Note Owners subject to special treatment under the U.S. federal income tax laws (for example, banks and life insurance companies). Accordingly, investors should consult their tax advisors regarding U.S. federal, state, local, foreign and any other tax consequences to them of investing in the Notes.

CHARACTERIZATION OF THE NOTES AS INDEBTEDNESS

         Based on the application of existing law to the facts as set forth in the Agreements and other relevant documents and assuming compliance with the terms of the Agreements as in effect on the date of issuance of the Notes, Brown & Wood LLP, special tax counsel to the Trust ("Tax Counsel") and counsel to the Underwriters, is of the opinion that (i) the Notes will be treated as debt instruments for federal income tax purposes as of such date and (ii) the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool within the meaning of Section 7701 (i). Accordingly, upon issuance, the Notes will be treated as "Debt Securities" as described in the Prospectus. See "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" in the Prospectus.

         The Transferor and the Noteholders express in the Sale and Servicing Agreement their intent that, for applicable tax purposes, the Notes will be indebtedness secured by the Mortgage Loans. The Transferor and the Noteholders, by accepting the Notes, and each Note Owner by its acquisition of a beneficial interest in a Note, have agreed to treat the Notes as indebtedness for U.S. federal income tax purposes. However, because different criteria are used to determine the non-tax accounting characterization of the transaction, the Transferor intends to treat this transaction as a sale of an interest in the Principal Balances of the Mortgage Loans for financial accounting and certain regulatory purposes.

         In general, whether for U.S. federal income tax purposes a transaction constitutes a sale of property or loan, the repayment of which is secured by property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or the manner in which it is labeled. While the Internal Revenue Service (the "IRS") and the courts have set forth several factors to be taken into account in determining whether the substance of a transaction is a sale of property or a secured loan, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership thereof. Tax Counsel has analyzed and relied on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the Mortgage Loans has been retained by the Transferor and has not been transferred to the Note Owners.

         In some instances, courts have held that a taxpayer is bound by the particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Tax Counsel has advised that the rationale of those cases will not apply to this transaction, because the form of the transaction as reflected in the operative provisions, of the documents either accords with the characterization of the Notes as debt or otherwise makes the rationale of those cases inapplicable to this situation.

TAXATION OF INTEREST INCOME OF NOTE OWNERS

         Assuming that the Note Owners are holders of debt obligations for U.S. federal income tax purposes, the Notes generally will be taxable as Debt Securities. See "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" in the Prospectus.

         While it is not anticipated that the Notes will be issued at a greater than DE MINIMIS discount, under Treasury regulations (the "OID Regulations") it is possible that the Notes could nevertheless be deemed to have been issued with original issue discount ("OID") if the interest were not treated as an unconditionally payable under the OID Regulations. If such regulations were to apply, all of the taxable income to be recognized with respect to the Notes would be includible in income of Note Owners as OID, but would not be includible again when the interest is actually received. See "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Debt Securities; Interest and Acquisition Discount" in the Prospectus for a discussion of the application of the OID rules if the Notes are in fact issued at a greater than DE MINIMIS discount or are treated as having been issued with OID under the OID Regulations. For purposes of calculating OID, it is likely that the Notes will be treated as Pay-Through Securities.

POSSIBLE CLASSIFICATION OF THE NOTES AS A PARTNERSHIP OR ASSOCIATION TAXABLE AS A CORPORATION

         The opinion of Tax Counsel is not binding on the courts or the IRS, It is possible that the IRS could assert that for purposes of the Code, the transaction contemplated by this Prospectus with respect to the Notes constitutes a sale of the Mortgage Loans (or an interest therein) to the Note Owners and that the proper classification of the legal relationship between the Transferor and the Note Owners resulting from this transaction is that of a partnership (including a publicly traded partnership), a publicly traded partnership treated as a corporation, or an association taxable as a corporation. Since Tax Counsel has advised that the Notes will be treated as indebtedness in the hands of the Noteholders for U.S. federal income tax purposes, the Transferor will not attempt to comply with U.S. federal income tax reporting requirements applicable to partnerships or corporations as such requirements would apply if the Notes were treated as indebtedness.

         If it were determined that this transaction created an entity classified as a corporation (including a publicly traded partnership taxable as a corporation), the Trust would be subject to U.S. federal income tax at corporate income tax rates on the income it derives from the Mortgage Loans, which would reduce the amounts available for payment to the Note Owners. Cash payments to the Note Owners generally would be treated as dividends for tax purposes to the extent of such corporation's earnings and profits. If the transaction were treated as creating a partnership between the Note Owners and the Transferor, the partnership itself would not be subject to U.S. federal income tax (unless it were to be characterized as a publicly traded partnership taxable as a corporation); rather, the Transferor and each Note Owner would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of the Note Owner could differ if the Notes were held to constitute partnership interests rather than indebtedness.

POSSIBLE CLASSIFICATION AS A TAXABLE MORTGAGE POOL

         In relevant part, Section 7701 (i) of the Code provides that any entity (or a portion of an entity) that is a "taxable mortgage pool" will be classified as a taxable corporation and will not be permitted to file a consolidated U.S. federal income tax return with another corporation. Subject to a grandfather provision for existing entities, any entity (or a portion of any entity) will be a taxable mortgage pool if (i) substantially all of its assets consist of debt instruments, more than 50% of which are real estate Mortgages (ii) the entity is the obligor under debt obligations with two or more maturities, and (iii) under the terms of the entity's debt obligations (or an underlying arrangement), payments on such debt obligations bear a relationship to the debt instruments held by the entity.

         Assuming that all of the provisions of the Agreements, as in effect on the date of issuance, are complied with, Tax Counsel is of the opinion that the arrangement created by the Agreements will not be a taxable mortgage pool under
Section 7701 (i) of the Code because only one class of indebtedness, secured by the Mortgage Loans is being issued.

         The opinion of Tax Counsel is not binding on the IRS or the courts. If the IRS were to contend successfully (or future regulations were to provide) that the arrangement created by the Agreements is a taxable mortgage pool, such arrangement would be subject to U.S. federal corporate income tax on its taxable income generated by ownership of the Mortgage Loans. Such a tax might reduce amounts available for payments to Note Owners. The amount of such a tax would depend upon whether payments to Note Owners would be deductible as interest expense in computing the taxable income of such an arrangement as a taxable mortgage pool.

FOREIGN INVESTORS

         In general, subject to certain exceptions, interest (including OID) paid on a Note to a nonresident alien individual, foreign corporation or other non-United States person is not subject to U.S. federal income tax, provided that such interest is not effectively connected with a trade or business of the recipient in the United States and the Note Owner provides the required foreign person information certification. See "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS--Tax Treatment of Foreign Investors" in the Prospectus.

         If the interests of the Note Owners were deemed to be partnership interests, the partnership, if it were considered to be engaged in a U.S. trade or business, would be required, on a quarterly basis, to pay withholding tax equal to the product, for each foreign partner, of such foreign partner's distributive share of "effectively connected" income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. In addition, such foreign partner would be subject to branch profits tax. Each non-foreign partner would be required to certify to the partnership that it is not a foreign person. The tax withheld from each foreign partner would be credited against such foreign partner's U.S. income tax liability.

         If the Trust were taxable as a corporation, payments to foreign persons, to the extent treated as dividends (or if the Trust were characterized as a partnership that was not engaged in a trade or business, all interest payments), would generally be subject to withholding at the rate of 30%, unless such rate were reduced by an applicable tax treaty.

         If, contrary to the opinion of Tax Counsel, the Notes are recharacterized as equity interests in a partnership, or in an association or publicly traded partnership taxable as a corporation, any taxes required to be so withheld will be treated for all purposes of the Notes and the Policy as having been paid to the related Noteholder.

BACKUP WITHHOLDING

         Certain Note Owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the Notes if the Note Owners, upon issuance, fail to supply the Indenture Trustee or his broker with his taxpayer identification number, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments" (as defined in the Code) property, or, under certain circumstances, fail to provide the Indenture Trustee or his broker with a certified statement, under penalty of perjury, that he is not subject to backup withholding.

         The Indenture Trustee will be required to report annually to the IRS, and to each Noteholder of record, the amount of interest paid (and OID accrued, if any) on the Notes (and the amount of interest withheld for U.S. federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only "Noteholder" of record is Cede, as nominee for DTC, Note Owners and the IRS will receive tax and other information including the amount of interest paid on the Notes from Participants and Indirect Participants rather than from the Indenture Trustee. (The Indenture Trustee, however, will respond to requests for necessary information to enable Participants, Indirect Participants and certain other persons to complete their reports.) Each non-exempt Note Owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt Note Owner fail to provide the required certification, the Participants or Indirect Participants (or the Paying Agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's Federal income tax liability.

TAX-EXEMPT ENTITIES

         A tax-exempt Note Owner would be subject to less favorite tax treatment because an interest in a partnership would generate "unrelated business taxable income" and thereby subject the Note Owner to the "unrelated business, taxable income" provisions of the Code.


                                  STATE TAXES

         The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Notes under the tax laws of any state. Investors considering an investment in the Notes should consult their own tax advisors regarding such tax consequences.

         All investors should consult their own tax advisors regarding the Federal, state, local, foreign or any other income tax consequences of the purchase, ownership and disposition of the Notes.


                              ERISA CONSIDERATIONS

GENERAL

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code impose certain restrictions on employee benefit plans subject to ERISA or plans or arrangements subject to Section 4975 of the Code ("Plans") and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Offered Securities without regard to the ERISA considerations described below, subject to other applicable Federal and state law. However, any such governmental or church plan which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules set forth in section 503 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Notes should consult with its counsel with respect to the potential consequences under ERISA and the Code, of the Plan's acquisition and ownership of the Notes. See "ERISA Considerations" in the Prospectus. Investments by Plans are also subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

PROHIBITED TRANSACTIONS

GENERAL

         Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions (including loans) involving a Plan and its assets unless a statutory regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) of ERISA) on parties in interest which engage in non-exempt prohibited transactions.

         Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase or holding of the Notes--for example, Prohibited Transaction Class Exemption ("PTE") 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager"; PTE 95-60, which exempts certain transactions between insurance company general accounts and parties in interest; PTE 91-38, which exempts certain transactions between bank collective investment funds and parties in interest; PTE 90-1, which exempts certain transactions between insurance company pooled separate accounts and parties in interest; or PTE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager". There can be no assurance that any of these exemptions will apply with respect to any Plan's investment in the Notes, or that such an exemption, if it did apply, would apply to all prohibited transactions that may occur in connection with such investment.

PLAN ASSET REGULATION

         The United States Department of Labor ("Labor") has issued final regulations concerning the definition of what constitutes the assets of a Plan for purposes of ERISA and the prohibited transaction provisions of the Code (the "Plan Asset Regulation"). The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a Plan invests will be considered to be "plan assets" such that any person who exercises control over such assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a Plan invests in another entity, the Plan's assets do not include, solely by reason of such investment, any of the underlying assets of the entity. However, the Plan Asset Regulation provides that, if a Plan acquires an "equity interest" in an entity that is neither a "publicly-offered security" (as defined therein) nor a security issued by an investment company registered under the Investment Company Act of 1940, the assets of the entity will be treated as assets of the Plan investor unless certain exceptions apply. If the Notes were deemed to be equity interests and no statutory, regulatory or administrative exemption applies, the Trust could be considered to hold plan assets by reason of a Plan's investment in the Notes. Such plan assets would include an undivided interest in any assets held by the Trust. In such an event, the Master Servicer and other persons, in providing services with respect to the Trust's assets, may be parties in interest with respect to such Plans, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code, with respect to transactions involving the Trust's assets. Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." Although the Plan Asset Regulation is silent with respect to the question of which law constitutes "applicable local law" for this purpose, Labor has stated that these determinations should be made under the state law governing interpretation of the instrument in question. In the preamble to the Plan Asset Regulation, Labor declined to provide a precise definition of what features are equity features or the circumstances under which such features would be considered "substantial," noting that the question of whether a plan's interest has substantial equity features is an inherently factual one, but that in making a determination it would be appropriate to take into account whether the equity features are such that a Plan's investment would be a practical vehicle for the indirect provision of investment management services. Based upon the terms of the Notes, the opinion of Tax Counsel that the Notes will be classified as debt instruments for Federal income tax purposes and the ratings which have been assigned to the Notes, the Issuer expects that the Notes will not constitute "equity interests" for purposes of the Plan Asset Regulation. However, if the Notes are deemed nevertheless to be equity interests in the Trust and no statutory, regulatory or administrative exception applies, the Trust could be considered to hold plan assets by reason of a Plan's investment in the Notes.

REVIEW BY PLAN FIDUCIARIES

         Any Plan fiduciary considering whether to purchase any Notes on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Notes, a fiduciary of a Plan should make its own determination as to whether the Trust, as obligor on the Notes, is a party in interest with respect to the Plan, the availability of the relief provided in the Plan Asset Regulations and the availability of any other prohibited transaction exemptions. Purchasers should analyze whether the decision may have an impact with respect to purchases of the Notes.


                        LEGAL INVESTMENT CONSIDERATIONS

         Although, as a condition to their issuance, the Notes will be rated in the highest rating category of the Rating Agencies, the Notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), because not all of the Mortgages securing the Mortgage Loans are first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first mortgage loans may not be legally authorized to invest in the Notes, which because they evidence interests in a pool that includes junior mortgage loans are not "mortgage related securities" under SMMEA. See "LEGAL INVESTMENT" in the Prospectus.


                                  UNDERWRITING

         Subject to the terms and conditions set forth in the underwriting agreement, dated _________ __, 199__ (the "Underwriting Agreement"), between the Depositor and J.P. Morgan Securities Inc. (the "Underwriter"), the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor the Notes offered hereby.

         In the Underwriting Agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, to purchase all the Notes offered hereby if any of the Notes are purchased.

         The Depositor has been advised by the Underwriter that they propose initially to offer the Notes to the public in Europe and the United States at the underwriting price set forth herein and to certain dealers at such, price, less a discount not in excess of ____% of the Note denominations. The Underwriter may allow and such dealers may reallow a discount not in excess of ___% of the Note denominations to certain other dealers. After the initial public offering, the public offering price, such concessions and such discounts may be changed.

         The Depositor has been advised by the Underwriter that they presently intend to make a market in the Notes offered hereby; however, the Underwriter is not obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the Notes will develop.

         In connection with the offering, the Underwriter may engage in transactions that stabilize, maintain or otherwise affect the price of the Securities. Specifically, the Underwriter may overallot the offering, crating a syndicate short position. In addition, the Underwriter may bid for, and purchase, the Securities in the open market to cover syndicate shorts or to stabilize the price of the Securities. Any of these activities may stabilize or maintain the market price of the Securities above independent market levels. The Underwriter is not required to engage in these activities, and if commenced, such activities may be discontinued at any time.

         The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.


                                 LEGAL MATTERS

         Certain legal matters with respect to the Notes will be passed upon for the Depositor by Brown & Wood LLP, New York, New York and for the Underwriters by Brown & Wood LLP, New York, New York. Certain legal matters will be passed upon for the Insurer by _____________.


                                    EXPERTS

         The consolidated balance sheets of [Insurer] and its subsidiaries as of December 31, 199__ and 199__ and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 199__, incorporated by reference in this Prospectus Supplement, have been incorporated herein in reliance on the report of _________________, independent accountants, given on the authority of that firm as experts in accounting and auditing.


                                    RATINGS

         It is a condition to issuance that the Notes be rated "____" by __________ and _____ and "_____" by __________.

         A securities rating addresses the likelihood of the receipt by Noteholders of payments on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Notes. The ratings on the Notes do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans or the possibility that Noteholders might realize a lower than anticipated yield.

         The ratings assigned to the Notes will depend primarily upon the creditworthiness of the Insurer. Any reduction in a rating assigned to the claims-paying ability of the Insurer below the ratings initially assigned to the Notes may result in a reduction of one or more of the ratings assigned to the Notes.

         A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.


The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED APRIL 28, 1999

To Prospectus dated _____________

                          $___________ (approximate)
                          Home Equity Loan Trust 199_

            Home Equity Loan Asset-Backed Certificates, Series 199_
                     J.P. Morgan Acceptance Corporation I
                                 as Depositor

                                ---------------
                         as Seller and Master Servicer


     The certificates represent obligations of the trust only and do not represent an interest in or obligation of the Depositor, the Trustee or any of their affiliates.

     This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.


The Trust

o   will issue [6] classes of senior Class A Certificates

o   will issue a single Residual Certificate

o   will make a REMIC election for federal income tax purposes

The Certificates

o represent the entire beneficial interest in a trust, whose assets are a pool of closed-end fixed and adjustable rate mortgage loans consisting of two loan groups

o    currently have no trading market

o    are not guaranteed

o are obligations of the trust only and are not obligations of the seller and master servicer or its affiliates

Credit Enhancement

o    will  be  provided  in  the  form  of   [overcollateralization]   and  an
     irrevocable and unconditional certificate guaranty insurance policy issued by [certificate insurer]

REVIEW THE INFORMATION IN "RISK FACTORS" ON PAGE S-10 AND ON PAGE 5 IN THE PROSPECTUS.

o For complete information about the Class A Certificates, read both this prospectus supplement and the prospectus.

o J.P. Morgan Securities Inc., the Underwriter, will buy the Class A Certificates from J.P. Morgan Acceptance Corporation I at a price equal to ________ of their face value. The Underwriter will sell the Class A Certificates from time to time in negotiated transactions.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

J.P. Morgan & Co.
___________, 199_


     THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE OFFERED CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, DATED _______, 199_ AND ATTACHED HERETO. PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE OFFERED CERTIFICATES HEREBY MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     No dealer, salesman, or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus supplement and the accompanying prospectus and if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or the Underwriter. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation in such jurisdiction. The delivery of this prospectus supplement and the accompanying prospectus at any time does not imply that the information herein or therein is correct as of any time subsequent to the date hereof.

     UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITER AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


                       TABLE OF CONTENTS[To be Updated]

                                                                    Page
Prospectus Supplement
            Summary...............................................  S-4
            Risk Factors.......................................... S-10
            The Certificate Insurer............................... S-13
            The Seller and the Master Servicer.................... S-13
            Description of the Mortgage Loans..................... S-14
            Prepayment and Yield Considerations................... S-31
            Description of the Certificates....................... S-36
            Use of Proceeds....................................... S-57
            Federal Income Tax Consequences....................... S-57
            State Taxes........................................... S-59
            ERISA Considerations.................................. S-60
            Legal Investment Considerations....................... S-62
            Underwriting.......................................... S-62
            Experts............................................... S-63
            Legal Matters......................................... S-63
            Ratings............................................... S-63
            Index of Defined Terms................................ S-64
            Annex I............................................... S-65


Prospectus

            Risk Factors.......................................... 5
            The Trust Fund........................................ 7
            Use of Proceeds.......................................25
            The Depositor.........................................25
            Description of the Securities.........................25
            Credit Enhancement....................................43
            Yield and Prepayment Considerations...................50
            The Agreements........................................52
            Material Legal Aspects of the Loans...................68
            Federal Income Tax Consequences.......................84
            State Tax Considerations..............................111
            ERISA Considerations..................................111
            Legal Investment......................................118
            Method of Distribution................................119
            Legal Matters.........................................120
            Financial Information.................................120
            Rating................................................120
            Index of Defined Terms................................122







                                    SUMMARY

     This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. Please read this entire prospectus supplement and the accompanying prospectus carefully for additional information about the Class A Certificates.

           Home Equity Loan Asset-Backed Certificates, Series 199_-_


                                  Initial Class            Last Scheduled
 Class       Certificate Rate   Principal Balance (1)    Distribution Date(2)
 -----       ----------------   ------------------       -------------------

 Class A-1               %                  $                       -
 Class A-2               %                  $                       -
 Class A-3               %                  $                       -
 Class A-4               %                  $                       -
 Class A-5               %                  $                       -
 Class A-6          Variable(3)             $                       -
 Class R                N/A                $0                       -

(1)  This amount is subject to a variance of 5%.
(2) We expect the actual last distribution date for each Class A Certificate to be significantly earlier than its last scheduled distribution date.
(3)  [Describe variable rate]
(4) The Class R Certificates are not offered pursuant to this prospectus supplement and prospectus.




The Seller and Master Servicer

     o    ________________.

     o    _______________ maintains its principal office at _________________.
          Its telephone number is (___) ___-____.

     o The master servicer will receive a monthly fee from the interest payments on the mortgage loans equal to __% per annum on the principal balance of each mortgage loan.

     We refer you to "THE SELLER" in this prospectus supplement for additional information.

The Depositor

     o    J.P. Morgan Acceptance Corporation I.

     o J.P. Morgan Acceptance Corporation I maintains its principal office at 60 Wall Street, New York, New York 10260. Its telephone number is
          (212) 648-7741.

     We refer you to "THE DEPOSITOR" in this prospectus supplement for additional information.



Trust Fund

     o    Home Equity Loan Trust 199_-_.

Trustee

     o    [----------------------------]

Certificate Insurer

     o    [------------------].

     We refer you to "THE CERTIFICATE INSURER" in this prospectus supplement for additional information.

Cut-Off Date

     o    ____________, 199_.

Closing Date

     o    ________________, 199_.

Distribution Date

     o The 25th day of each month, or if such day is not a business day, the next business day. The first distribution date is ___________ 199_.

Due Period

     o The calendar month immediately preceding a determination date or a distribution date, as applicable.

Designations

     o    Offered Certificates - The Class A Certificates.

     o    Non-Offered Certificates - The Class R Certificates.

     o Regular Certificates - All classes of certificates other than the Class R Certificates.

     o    Residual Certificates - The Class R Certificates.

     o Class A Certificates - Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates.

     o Fixed Rate or Group 1 Certificates - Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates. These certificates will receive their payments from loan group 1.

     o Variable Rate or Group 2 Certificates - The Class A-6 Certificates. These certificates will receive their payments from loan group 2.

     o    Loan Group 1 - Mortgage loans which bear interest at a fixed rate.

     o Loan Group 2 - Mortgage loans which bear interest at an adjustable rate.


Registration of Class A Certificates

      We will issue the Class A Certificates in book-entry form. You will hold your interests either through a depository in the United States or through one of two depositories in Europe. While the certificates are book-entry, they will be registered in the name of the applicable depository, or in the name of the depository's nominee.

      Transfers within any depository system will be made in accordance with the usual rules and operating procedures of that system. Cross-market transfers between two different depository systems may be made through a third-party bank and/or the related depositories. The limited circumstances under which definitive certificates will replace the book-entry certificates are described in this prospectus supplement.

      We refer you to "RISK FACTORS--Consequences on Liquidity and Payment Delay Because of Owing Book-Entry Certificates", "DESCRIPTION OF THE CERTIFICATES--Book-Entry Certificates" and "ANNEX I" in this prospectus supplement for additional information.

Trust Fund Property

     The trust fund property is held by the trustee for the benefit of the certificateholders. The trust fund property includes:

     o a pool of closed-end fixed and adjustable rate mortgage loans, secured by first and second deeds of trust or mortgages on one- to four-family residential properties;

     o    payments on the mortgage loans received on and after the cut-off date;

     o property that secured a mortgage loan which has been acquired by foreclosure or deed in lieu of foreclosure;

     o rights under any hazard insurance policies covering the mortgaged properties; and

     o amounts on deposit in certain accounts described in this prospectus supplement.

The Mortgage Loans

     On the closing date, the trust fund will acquire a pool of fixed and adjustable rate home equity loans, or "mortgage loans" with an aggregate principal balance as of the cut-off date of $____________.

     The mortgage loans will have the following characteristics as of the cut-off date:

     o    number of mortgage loans: _______

     o    aggregate principal balance: $____________

     o    mortgaged property location: __ states and the District of Columbia

     o    loan rates range: _____% to _____%

     o    weighted average interest rate: _____% (approximate)

     o weighted average remaining term to stated maturity, based on principal balance: ___ months (approximate)

     o    term to stated maturity range: __ months to 360 months

     o    last maturity date: __________

     o    combined loan-to-value ratio range: _____% to _____% (approximate)

     o balloon loans - loans with amortization schedules that don't fully amortize by their maturity date: _____% (approximate)

     The   mortgage   loans  in  loan   group  1  will   have  the   following
     characteristics as of the cut-off date:

     o    number of mortgage loans: _______

     o    aggregate principal balance: $___________

     o    mortgaged property location: __ states and the District of Columbia

     o    average principal balance: $___________

     o    maximum principal balance: $___________

     o    interest rates range: _____% to ____%

     o    weighted average interest rate: _________% (approximate)

     o weighted average remaining term to stated maturity, based on principal balance: ___ months (approximate)

     o    term to stated maturity range: __ months to 360 months

     o    combined loan-to-value ratio range: ____% to _____% (approximate)

     o balloon loans - loans with amortization schedules that don't fully amortize by their maturity date: _____% (approximate)

     The   mortgage   loans  in  loan   group  2  will   have  the   following
     characteristics as of the cut-off date:

     o    number of mortgage loans: _______

     o    aggregate principal balance: $___________

     o    mortgaged property location: __ states and the District of Columbia

     o    average principal balance: $___________

     o    maximum principal balance: $___________

     o    interest rates range: _____% to ____%

     o    weighted average interest rate: _________% (approximate)

     o weighted average remaining term to stated maturity, based on principal balance: ___ months (approximate)

     o    term to stated maturity range: __ months to 360 months

     o    combined loan-to-value ratio range: ____% to _____% (approximate)

     o    weighted average combined loan-to-value ratio: ____% (approximate)

     o balloon loans - loans with amortization schedules that don't fully amortize by their maturity date: _____% (approximate)

     o    weighted average periodic cap: __%

     o    range of periodic caps: ___% to ___%.

     We refer you to "DESCRIPTION OF THE MORTGAGE LOANS" in this prospectus supplement for additional information.

Monthly Advances


     If the master servicer reasonably believes that cash advances can be recovered from future payments or collections on the mortgage loans, the master servicer will make cash advances to the trust fund to cover delinquent mortgage loan payments. The master servicer will make advances only to maintain a regular flow of scheduled interest and principal payments on the certificates, not to guarantee or insure against losses.

     We refer you to "DESCRIPTION OF THE CERTIFICATES--Monthly Advances" in this prospectus supplement for additional information.

The Certificates

1.  General

     o    Each month the trustee will calculate the amount you are owed.

     o If you hold a certificate on the last day of a calendar month, you will be entitled to receive payments on the distribution date in the next month.

     We refer you to "DESCRIPTION OF THE CERTIFICATES" in this prospectus supplement for additional information.


2.  Interest Distributions

     o Interest accrues on the group 1 certificates from the first day of a calendar month through the last day of that calendar month.

     o Interest accrues on the group 2 certificates from the distribution date in the month prior to that distribution date through the day before that distribution date.

     On each distribution date, you will be entitled to the following:

     o interest at the related certificate rate that accrued during the related interest period; and

     o any interest that was due on a prior distribution date and not paid. In addition, interest will have accrued on the amount of interest which was previously due and not paid.

     We refer you to "DESCRIPTION OF THE CERTIFICATES--Interest" in this prospectus supplement for additional information.


3.  Principal Distributions

     o Principal distributions are payable on each distribution date. However, no class of group 1 certificates will receive a principal distribution until the other classes with a lower numerical class designation are paid in full.

     o Shortfalls in available funds may result in a class receiving less than what is due.

     o The calculation of the amount a class is entitled to receive on each distribution date and the priority of principal distributions among the group 1 certificates is described in this prospectus supplement under "DESCRIPTION OF THE CERTIFICATES --Principal."


     We refer you to "DESCRIPTION OF THE CERTIFICATES--Principal" in this prospectus supplement for additional information.

Credit Enhancements

1. The Certificate Insurance Policy: The Certificate Insurance Policy guarantees the payment of:

     o    accrued and unpaid interest on the Class A Certificates;

     o    principal losses on the mortgage loans; and

     o any principal amounts owed to the certificateholders on the last scheduled distribution date.

     We refer you to "THE CERTIFICATE INSURER" in this prospectus supplement for additional information.

2.   Overcollateralization:  On  the  closing  date  the  aggregate  principal balance of the mortgage loans in each group will equal the aggregate principal balance of the certificates in the related certificate group. The interest payments on the mortgage loans in each loan group are expected to exceed the amount of interest due and payable on the certificates in the related certificate group. This excess will be applied as principal payments to the most senior Class A Certificate in the related certificate group that is outstanding on that distribution date. This will result in a limited acceleration of principal payments on the certificates relative to the amortization of the related mortgage loans, thereby creating overcollateralization for the Class A Certificates. Once the required level of overcollateralization is reached, the application of the excess interest payments will stop, until it is again needed to maintain the required level of overcollateralization.

     The level of required overcollateralization will increase and decrease over time. For example, an increase in the required level of overcollateralization will result if the delinquency or default experience on the mortgage loans exceeds certain set levels. In that event, amortization of the Class A Certificates would be accelerated until the level of overcollateralization reaches its required level.

     We refer you to "DESCRIPTION OF THE CERTIFICATES--Overcollateralization" in this prospectus supplement for additional information.

3.   Crosscollateralization

     The excess interest generated by one loan group may be used to fund shortfalls on the certificates in the other loan group.

     We refer you to "DESCRIPTION OF THE CERTIFICATES--Crosscollateralization" in this prospectus supplement for additional information.

Pre-Funding Account

     On the closing date, the trustee shall deposit $_______________ in the group 1 pre-funding account and $_____________ in the group 2 pre-funding account. The trust will use the amounts on deposit in the pre-funding accounts to acquire additional mortgage loans for the related loan group from the seller. The trustee may only acquire such additional mortgage loans until _________________.

     If any amounts are left in the pre-funding accounts on ___________________, holders of the group 1 certificates will receive amounts left in the group 1 pre-funding account and holders of the group 2 certificates will receive amounts left in the group 2 pre-funding account on the next distribution date as payment of principal.

     We refer you to "DESCRIPTION OF THE CERTIFICATES--Pre-Funding Account" in this prospectus supplement for additional information.

Capitalized Interest Account

     On the closing date, the trustee shall deposit $_______________ in the group 1capitalized interest account and $____________ in the group 2 capitalized interest account. The trust will use the amounts on deposit in the capitalized interest accounts to cover interest shortfalls on the certificates expected to occur prior to the trust's purchase of the additional mortgage loans. Until the trust purchases the additional mortgage loans or prepays the certificates, interest payments on the loans will not cover the amount of interest due on the certificates.

     Any   amounts   left   in  the   capitalized   interest   account   after
     _______________ will be paid to Seller.

     We refer you to "DESCRIPTION OF THE CERTIFICATES--Capitalized Interest Account" in this prospectus supplement for additional information.


Optional Termination

     If the total pool principal balance declines below __% of the total pool principal balance as of the cut-off date, then the seller may purchase all of the mortgage loans and the related properties in the trust fund. If the seller purchases all of the mortgage loans, you will receive a final distribution and the trust fund will be terminated.


     We refer you to "DESCRIPTION OF THE CERTIFICATES--Termination; Purchase of the Mortgage Loans" in this prospectus supplement for more detail.

Federal Tax Considerations

For federal income tax purposes:

     o An election will be made to treat the trust fund as a "real estate mortgage investment conduit" or REMIC

     o The Class A Certificates will be "regular interests" in the REMIC and will be treated as debt instruments of the REMIC

     o The Class R Certificates will represent the beneficial ownership of the sole class of "residual interest" in the REMIC.


     We refer you to "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" in this prospectus supplement and in this prospectus for additional information.

ERISA Considerations

     The fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, or ERISA, can limit investments by certain pension and other employee benefit plans. For example, the acquisition of certain certificates may be considered a "prohibited transaction" under ERISA. Certain exemptions from the prohibited transaction rules could be applicable to the acquisition of the Class A Certificates. If you are a fiduciary of a pension or other employee benefit plan which is subject to ERISA, you should consult with your counsel regarding the applicability of the provisions of ERISA and the tax code before purchasing a Class A Certificate.

     We refer you to "ERISA Considerations" in this prospectus supplement and the prospectus for additional information.

Legal Investment Considerations

     The Secondary Mortgage Market Enhancement Act of 1984 defines "mortgage related securities" to include only first mortgages, and not second mortgages. Because the pool of mortgage loans owned by the trust fund includes second mortgage loans, the certificates will not be "mortgage related securities" under that definition. Some institutions may be limited in their legal investment authority to only first mortgages or "mortgage related securities" and will be unable to invest in the Class A Certificates.


     We refer you to "LEGAL INVESTMENT CONSIDERATIONS" in this prospectus supplement and "LEGAL INVESTMENT" in the prospectus for additional information.

Certificate Rating

     The Trust Fund will not issue the Class A Certificates unless they receive the following ratings:

      ___ by _________________
      ___ by _________________

     A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal by either rating agency.

     We refer you to "RATINGS" and "RISK FACTORS--Rating of the Securities" in the prospectus for additional information.



                                     RISK FACTORS

     You should carefully consider the following risk factors prior to any purchase of certificates. You should also carefully consider the information set forth under "Risk Factors" in the prospectus.

     Consequences on Liquidity and Payment Delay Because of Owning Book-Entry Certificates

     o Limit on Liquidity of Certificates. Issuance of certificates in book-entry form may reduce the liquidity of such certificates in the secondary trading market since investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     o Limit on Ability to Transfer or Pledge. Since transactions in the book-entry certificates can be effected only through DTC, participating organizations, indirect participants and certain banks, your ability to transfer or pledge a book-entry certificate to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of such certificates, may be limited due to lack of a physical certificate representing the book-entry certificates.

     o Delays in Distributions. You may experience some delay in the receipt of distributions on the book-entry certificates since the distributions will be forwarded by the trustee to DTC for DTC to credit the accounts of its participants which will thereafter credit them to your account either directly or indirectly through indirect participants, as applicable.

     We refer you to "DESCRIPTION OF THE CERTIFICATES--Book-Entry Certificate" in this prospectus supplement.

Balloon Loan Risk

     Balloon loans pose a risk because a borrower must pay a large lump sum payment of principal at the end of the loan term. If the borrower is unable to pay the lump sum or refinance such amount, you will suffer a loss if the certificate insurer fails to perform its obligations under the policy. Approximately ___% of the mortgage loans are balloon loans.

Delay in Receipt of Liquidation Proceeds; Liquidation Proceeds May Be Less than Mortgage Loan Balance

     Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, liquidation expenses such as legal fees, real estate taxes and maintenance and preservation expenses will reduce the portion of liquidation proceeds payable to you. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the certificate insurer fails to perform its obligations under the certificate insurance policy.

     We refer you to "CERTAIN LEGAL ASPECTS OF LOANS--Foreclosure" in the prospectus.

Prepayments Affect Timing and Rate of Return on Your Investment

     The yield to maturity on your certificates will be directly related to the rate of principal payments on the mortgage loans. Please consider the following:

  o Mortgagors may fully or partially prepay their mortgage loan at any time. However, some mortgage loans require that the mortgagor pay a fee with any prepayment. This may result in the rate of prepayments being slower than otherwise be the case.

  o All the mortgage loans contain due-on-sale provisions. Due-on-sale provisions require the mortgagor to fully pay the mortgage loan when the mortgaged property is sold. Generally, the master servicer will enforce the due-on-sale provision unless prohibited by applicable law.

  o The rate of principal payments on pools of mortgage loans is influenced by a variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility.

  o We cannot predict the rate at which borrowers will repay their mortgage loans, nor are we aware of any publicly available studies or statistics on the rate of prepayment of mortgage loans similar to the mortgage loans in the pool.

     We refer you to "PREPAYMENT AND YIELD CONSIDERATIONS" in this prospectus supplement.

Certificate Rating Based Primarily on Claims-Paying Ability of the Certificate Insurer

     The rating on the certificates depends primarily on the claims paying ability of the certificate insurer. Therefore, a reduction of the rating assigned to the claims-paying ability of the certificate insurer may have a corresponding reduction on the ratings assigned to the certificates. A reduction in the rating assigned to the certificates would reduce the market value of the certificates and may affect your ability to sell them. In general, the rating on your certificate addresses credit risk and does not address the likelihood of prepayments.

     We refer you to "Ratings" in this prospectus supplement.

Lien Priority Could Result in Payment Delay and Loss

     Some of the mortgage loans are secured by mortgages which are junior in priority. For mortgage loans in the trust fund secured by first mortgages, the master servicer may consent under certain circumstances to a new first priority lien regardless of the principal amount, which has the effect of making the first mortgage a junior mortgage. Mortgage loans that are secured by junior mortgages will receive proceeds from a sale of the related mortgaged property only after any senior mortgage loans and prior statutory liens have been paid. If the remaining proceeds are insufficient to satisfy the mortgage loan in the trust fund and the certificate insurer fails to perform its obligations under the policy, then:

     o there will be a delay in distributions to you while a deficiency judgment against the borrower is sought; and

     o  you may incur a loss if a deficiency judgment cannot be obtained.

Distributions and Rights of Investors Adversely Affected by Insolvency of Seller

     The sale of the mortgage loans from the seller to the depositor will be treated by the seller and the depositor as a sale of the mortgage loans. The sale of the mortgage loans from the depositor to the trust will be treated by the depositor and the trust as a sale of the mortgage loans. If the seller were to become insolvent, a receiver or conservator for, or a creditor of, the seller, may argue that the transaction between the seller and the depositor is a pledge of mortgage loans as security for a borrowing rather than a sale. Such an attempt, even if unsuccessful, could result in delays in distributions to you.

Interest Payments on the Mortgage Loans May Be Reduced

   o Prepayments of Principal May Reduce Interest Payments. If a mortgagor fully prepays a mortgage loan, the mortgagor is charged interest only up to the date of the prepayment, instead of a full month. This may result in an interest shortfall. The master servicer is obligated to pay that interest shortfall, without any right of reimbursement, up to the amount of its servicing fee for that month. If the servicing fee is insufficient to pay such interest shortfalls attributed to prepayments, they will be covered by the certificate insurance policy.

   o Certain Interest Shortfalls Are Not Covered by the Master Servicer or the Certificate Insurance Policy. The Soldiers' and Sailors' Civil Relief Act of 1940 permits certain modifications to the payment terms for mortgage loans, including a reduction in the amount of interest paid by the borrower, under certain circumstances. Neither the master servicer nor the certificate insurer will pay for any interest shortfalls created by the Soldiers' and Sailors' Civil Relief Act of 1940.

[Risk of Losses as a Result of Geographic Concentration

     The mortgaged properties relating to the mortgage loans are located in __ states and the District of Columbia. However, __% of the mortgaged properties (by principal balance as of the cut-off date) are located in _______. If ____________ experiences in the future weaker economic conditions or greater rates of decline in real estate values than the United States generally then, the mortgage loans may experience higher rates of delinquencies and foreclosures than would otherwise be the case.]

[Risk of Prepayment Due to Subsequent Mortgage Loans

     The trust will buy additional mortgage loans from the seller until _______. The seller will sell mortgage loans to the trust if it has mortgage loans to sell. The ability of the seller to originate and acquire additional mortgage loans is affected by a variety of factors, including interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. If the full amount deposited in the pre-funding accounts for the purpose of purchasing additional mortgage loans cannot be used for that purpose within [three] months from the closing date, any remaining amounts will be paid to you as a prepayment on the certificates.]

Risks Associated With Year 2000 Compliance

     As is the case with most companies using computers in their operations, the master servicer is faced with the task of preparing for year 2000. The year 2000 issue is the result of prior computer programs being written using two digits, rather than four digits, to define the applicable year. Any of the master servicer's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. Major computer system failure or miscalculations may occur as a result. The master servicer is presently engaged in various procedures to ensure that their computer systems and software will be year 2000 compliant.

     However, if the master servicer or any of its suppliers, customers, brokers or agents do not successfully and timely achieve year 2000 compliance, the performance of obligations of the master servicer could be materially adversely affected. This could result in delays in processing payments on the mortgage loans and cause a related delay in distributions to you.


                            THE CERTIFICATE INSURER

     The information set forth in this section have been provided by the Certificate Insurer. No representation is made by the Underwriter, the Depositor, the Seller, the Master Servicer or any of their affiliates as to the accuracy or completeness of any such information.

                   [Description of the Certificate Insurer]


                      THE SELLER AND THE MASTER SERVICER

     ______________ ("__________"), as Master Servicer (the "Master Servicer") will be responsible for servicing the Mortgage Loans for the Trust Fund in accordance with the terms of the pooling and servicing agreement (the "Agreement") to be dated as of _____, 199_, among J.P. Morgan Acceptance Corporation I, as depositor (the "Depositor"), _____________, as seller (the "Seller") and master servicer, and ________, as trustee (the "Trustee"). See "--Servicing and Collection Procedures."

Credit and Underwriting Guidelines

     The following is a description of the underwriting guidelines customarily employed by the Seller with respect to Mortgage Loans which it purchases or originates. Each Mortgage Loan was underwritten according to these guidelines.

     [Description of Credit and Underwriting Guidelines]

Servicing and Collection Procedures

     The following is a description of the servicing policies and procedures customarily and currently employed by the Master Servicer with respect to the portion of its mortgage loan portfolio which it services. The Master Servicer intends to service the Mortgage Loans in accordance with these policies and procedures and in accordance with the Agreement.

     [Description of Servicing and Collection Procedures]

     Delinquency Experience of the Master Servicer's Portfolio of Home Equity Lines of Credit

     The following table sets forth information relating to the delinquency experience of mortgage loans similar to and including the Mortgage Loans for the ___ months ended _________, 199_, and the years ended December 31, 199_, December 31, 199_ and December 31, 199_.


                                                                          Year Ended
                  --------------------------------------------------------------------------------------------------------------
                     December 31, 199_             December 31, 199_            December 31, 199_          December 31, 199_
                  -----------------------    ---------------------------   ----------------------    ---------------------------
                   Number of      Dollar     Number of                     Number of     Dollar      Number of        Dollar
                     Loans       Amount(4)     Loans     Dollar Amount(4)    Loans       Amount(4)      Loans        Amount(4)
                   ---------     --------    ---------   ----------------  --------      --------    ---------       --------

Portfolio.....       (3)         $              (3)          $                              $
Delinquency
Percentage(1)        (3)                        (3)                 (3)       %             %
 30-59 days...
  60-89.......       (3)                        (3)                           %             %
  90 days or         (3)                        (3)                           %             %
    more(2)...
TOTAL.........       (3)              %         (3)                  %        %             %

                        ____ Months Ended
                            30, 199_
                   -------------------------
                   Number of        Dollar
                     Loans         Amount(4)
                  -------------  -----------
Portfolio.....                    $
Delinquency
Percentage(1)          %               %
 30-59 days...
  60-89.......         %               %
  90 days or           %               %
    more(2)...

TOTAL.........         %               %



------------------------------

(1)The delinquency percentage represents the number and principal balance of mortgage loans with monthly payments which are contractually past due. Mortgage loans for which the related borrower has declared bankruptcy are not included unless or until such loans are delinquent pursuant to their repayment terms.
(2) Includes the principal balance of loans currently in process of foreclosure and loans acquired through foreclosure or deed in lieu of foreclosure.
(3)Insufficient  information  available.
(4)Dollar  amounts  rounded  to  the nearest $1,000.

Charge-Off Experience of the Master Servicer's Portfolio of Home Equity Lines of Credit

     The following table sets forth information relating to the loan charge-off experience of mortgage loans similar to and including the Mortgage Loans for the ____ months ended ____________, 199_, and the years ended December 31, 199_, December 31, 199_ and December 31, 199_.


                                                                            Year Ended
                                     ------------------------------------------------------------------------------
                                                                                                                     Months-Ended
                                                                                                                     ------------
                                     December 31, 199_   December 31, 199_   December 31, 199_   December 31, 199_   ______, 199_
                                     -----------------   -----------------   -----------------   -----------------   ------------

Average Portfolio Balance(1)......      $                   $                   $                  $                    $
Charge-Offs (2)...................      $                   $                   $                  $                    $
Charge-Offs as a %                             %                   %                  %                    %                 %(3)
 of Average Portfolio
 Balance..........................



-------------------
(1)"Average Portfolio Balance" during the period is the arithmetic average of the principal balances of the mortgage loans outstanding on the first and last days of each period. The Average Portfolio Balance has been rounded to the nearest $1,000.
(2)"Charge-Offs" are amounts which have been determined by the Master Servicer to be uncollectible relating to the mortgage loans for each respective period and do not include any amount of collections or recoveries received by the Master Servicer subsequent to charge-off dates. The Master Servicer's policy regarding charge-offs provides that mortgaged properties are reappraised when a mortgage loan has been delinquent for 180 days and based upon such appraisals, a decision is then made concerning the amounts determined to be uncollectible.
(3)Annualized.

                      DESCRIPTION OF THE MORTGAGE LOANS

General

     The statistical information presented in this prospectus supplement (the "Prospectus Supplement") is only with respect to the Mortgage Loans and describes the Mortgage Loans in loan group 1 ("Loan Group 1") and the Mortgage Loans in loan group 2 ("Loan Group 2" and each, a "Loan Group") and is based on the characteristics of such Loan Group as of _______, 199_, (the "Cut-Off Date").

     The Mortgage Loans are divided into two Loan Groups. Loan Group 1 consists of Mortgage Loans with fixed interest rates. Loan Group 2 consists of Mortgage Loans with adjustable interest rates. With respect to any date, the "Loan Group 1 Principal Balance" and the "Loan Group 2 Principal Balance" will be equal to the aggregate of the Principal Balances of all Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, as of such date. The Loan Group 1 Principal Balance and the Loan Group 2 Principal Balance are each sometimes referred to herein as a "Loan Group Principal Balance."

     The Mortgage Loans to be purchased by the Trust Fund will be originated or purchased by the Seller and sold by the Seller to the Depositor and transferred by the Depositor to the Trust Fund.

     The mortgage pool (the "Mortgage Pool") consists of mortgage loans (the "Mortgage Loans") with an aggregate Principal Balance as of the Cut-Off Date of $______________ (the "Cut-Off Date Pool Principal Balance"). The "Principal Balance" of a Mortgage Loan (other than a Liquidated Mortgage Loan) on any day is equal to its Cut-Off Date Principal Balance minus all collections applied in reduction of the Cut-Off Date Principal Balance of such Mortgage Loan. With respect to any date, the "Pool Principal Balance" will be equal to the aggregate of the Principal Balances of all the Mortgage Loans as of such date. The Mortgage Pool consists of fixed and adjustable rate mortgage loans with remaining terms to stated maturity of not more than ___ months (including both fully amortizing and Balloon Loans). Approximately ___% of the Mortgage Loans (by Cut-Off Date Pool Principal Balance) were 30 to 59 days delinquent. No Mortgage Loan was more than 59 days delinquent as of the Cut-Off Date. With respect to the Mortgage Loans, the average Cut-Off Date Principal Balance was $_______, and the minimum Cut-Off Date Principal Balance was $______, the maximum Cut-Off Date Principal Balance was $______. Interest on each Mortgage Loan is payable monthly on the outstanding Principal Balance thereof at a rate per annum ("Loan Rate") specified in the related Mortgage Note. The minimum Loan Rate and the maximum Loan Rate on the Cut-Off Date were % and % per annum, respectively, and the weighted average Loan Rate as of the Cut-Off Date was % per annum. The weighted average Loan-to-Value Ratio (as defined herein) of the Mortgage Loans was % as of the Cut-Off Date. Approximately ___% of the Mortgage Loans (by Cut-Off Date Pool Principal Balance) are Balloon Loans. "Balloon Loans" are mortgage loans in which borrowers are not required to make monthly payments of principal that will fully amortize such mortgage loan by their maturity. Each Mortgage Loan was originated on or after____. The remaining terms to stated maturity as of the Cut-Off Date of the Mortgage Loans range from ____ months to ____ months; the weighted average remaining term to stated maturity of the Mortgage Loans as of the Cut-Off Date is _____ months. In no event will more than 5% of the Cut-Off Date Pool Principal Balance of the Mortgage Pool deviate from the characteristics of the Mortgage Loans described herein.

     The Mortgage Loans provide that interest is charged to the borrowers thereunder, and payments are due from such borrowers, as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the borrowers on the Mortgage Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest.

Loan Group 1 Statistics

     The sum of the columns below may not equal the total indicated due to rounding. In addition, unless otherwise set forth herein, all percentages setS forth herein with respect to the Mortgage Loans in Loan Group 1 are percentages of the Cut-Off Date Loan Group 1 Principal Balance.

     The Mortgage Loans in Loan Group 1 consist of ___ loans, and the related mortgaged properties (the "Mortgaged Properties") are located in __ states and the District of Columbia. As of the Cut-Off Date, the Mortgage Loans in Loan Group 1 had an aggregate Principal Balance of $__________ (the "Cut-Off Date Loan Group 1 Principal Balance"), the maximum Principal Balance of any of the Mortgage Loans in Loan Group 1 was $__________, the minimum Principal Balance thereof was $________, and the Principal Balance of such Mortgage Loans averaged $_________. As of the Cut-Off Date, the Loan Rates on the Mortgage Loans in Loan Group 1 ranged from ____% to _____% per annum, and the weighted average Loan Rate for Mortgage Loans in Loan Group 1 was ______% per annum. As of the Cut-Off Date, the original term to stated maturity of each Mortgage Loans in Loan Group 1 was ___ months, the remaining term to stated maturity ranged from ___ months to ___ months, the weighted average remaining term to stated maturity was ___ months and the Loan-to-Value Ratio (as defined below) ranged from % to % with a weighted average Loan-to-Value Ratio of %. All of the Mortgage Loans in Loan Group 1 are secured by first liens. % of the Mortgage Loans in Loan Group 1 require monthly payments of principal that will fully amortize such Mortgage Loans by their respective maturity dates, and % of the Mortgage Loans in Loan Group 1 are Balloon Loans.


                 CUT-OFF DATE LOAN GROUP 1 PRINCIPAL BALANCES


Range of Cut-Off                        Cut-Off Date         % of Cut-Off Date
Date Principal       Number of          Loan Group 1         Loan Group 1
Balance              Mortgage Loans     Principal Balance    Principal Balance
----------------     --------------     -----------------    -----------------


                      GEOGRAPHIC DISTRIBUTION BY STATE(1)
                                 LOAN GROUP 1

                                     Cut-Off Date            % of Cut-Off Date
             Number of               Loan Group 1            Loan Group 1
State        Mortgage Loans          Principal Balance       Principal Balance
-----        --------------          -----------------       -----------------


                            LOAN-TO-VALUE RATIOS(1)
                                 LOAN GROUP 1

                                         Cut-Off Date        % of Cut-Off Date
                       Number of         Loan Group 1        Loan Group 1
Loan-to-Value Ratio    Mortgage Loans    Principal Balance   Principal Balance
-------------------    --------------    -----------------   -----------------



------------------------------------------------------------------------------

(1) The Loan-to-Value Ratios ("Loan-to-Value Ratio") shown above are equal, with respect to each Mortgage Loan, to (i) the original principal balance of such Mortgage Loan at the date of origination divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of such Mortgage Loan or (b) the purchase price of such Mortgaged Property if the Mortgage Loan proceeds from such Mortgage Loan are used to purchase such Mortgaged Property.



                                  LOAN RATES
                                 LOAN GROUP 1


                                  Cut-Off Date          % of Cut-Off Date
               Number of          Loan Group 1          Loan Group 1
Loan Rates     Mortgage Loans     Principal Balance     Principal Balance
----------     --------------     -----------------     ------------------




                       ORIGINAL TERM TO STATED MATURITY
                                 LOAN GROUP 1


                                         Cut-Off Date        % of Cut-Off Date
Original Term to       Number of         Loan Group 1        Loan Group 1
Stated Maturity        Mortgage Loans    Principal Balance   Principal Balance
----------------       --------------    -----------------   -----------------



                      REMAINING MONTHS TO STATED MATURITY
                                 LOAN GROUP 1


                                       Cut-Off Date          % of Cut-Off Date
Remaining Term to    Number of         Loan Group 1          Loan Group 1
Stated Maturity      Mortgage Loans    Principal Balance     Principal Balance
-----------------    --------------    -----------------     -----------------




                           MONTHS SINCE ORIGINATION
                                 LOAN GROUP 1

                                  Cut-Off Date          % of Cut-Off Date
Months since    Number of         Loan Group 1          Loan Group 1
Origination     Mortgage Loans    Principal Balance     Principal Balance
------------    --------------    -----------------     -----------------



                                 PROPERTY TYPE
                                 LOAN GROUP 1

                                    Cut-Off Date          % of Cut-Off Date
                  Number of         Loan Group 1          Loan Group 1
Property Type     Mortgage Loans    Principal Balance     Principal Balance
-------------     --------------    -----------------     -----------------



                                OCCUPANCY TYPE
                                 LOAN GROUP 1

                                    Cut-Off Date          % of Cut-Off Date
                  Number of         Loan Group 1          Loan Group 1
Occupancy Type    Mortgage Loans    Principal Balance     Principal Balance
--------------    --------------    -----------------     -----------------



     [Conveyance of Subsequent Mortgage Loans

     The Agreement permits the Trust Fund to purchase from the Seller, subsequent to the date hereof and prior to _______, 19__, Subsequent Mortgage Loans in an amount not to exceed approximately $________ in aggregate principal balance for inclusion in the Trust Fund. Each Subsequent Mortgage Loan will have been originated or purchased by the Seller in accordance with the underwriting guidelines set forth above under "Underwriting and Credit Guidelines." Accordingly, the statistical characteristics of the Mortgage Pool set forth above are based exclusively on the Initial Mortgage Loans and the statistical characteristics of the Mortgage Pool after giving effect to the acquisition of any Subsequent Mortgage Loans will likely differ from the information specified herein. The date on which the Seller transfers a Subsequent Mortgage Loan to the Trust Fund shall be referred to herein as the "Subsequent Transfer Date".

     In any event, each conveyance of Subsequent Mortgage Loans will be subject to, among other things, the following conditions: (i) such Subsequent Mortgage Loans must (a) satisfy the eligibility criteria set forth in the prospectus (the "Prospectus") under "The Loan Program--Representations by Sellers; Repurchases" and (b) comply with each representation and warranty as to the Mortgage Loans set forth in the Agreement; (ii) such Subsequent Mortgage Loan must not have been selected by the Seller in a manner that it believes is adverse to the interests of the Certificateholders, (iii) no Subsequent Mortgage Loan may be ___ or more days contractually delinquent as of the applicable Cut-Off Date; (iv) no Subsequent Mortgage Loan may have a remaining term to maturity in excess of ___ years; (v) no Subsequent Mortgage Loan may have a Mortgage Rate less than ____%; (vi) following the purchase of such Subsequent Mortgage Loans by the Trust Fund, the Mortgage Loans (a) will have a weighted average Mortgage Rate of at least ____%; (b) will have a weighted average Loan-to-Value Ratio of not more than ____%; (c) will not have a weighted average remaining term to stated maturity of more than ____ months; and (d) will, in each case, have a principal balance in excess of $_______ as of the Cut-Off Date; (vii) the Seller [, the Depositor and the Trustee shall not have been notified by either Rating Agency that the conveyance of such Subsequent Mortgage Loans will result in a qualification, modification or withdrawal of its then-current rating of any class of Certificates] [shall have notified each Rating Agency of such conveyance as required by the Agreement]; and (viii) the Trustee shall have received certain opinions of counsel as to, among other things, the enforceability and validity of the transfer agreements relating to such conveyance of such Subsequent Mortgage Loans.] All Subsequent Mortgage Loans shall be added from a specified group of Mortgage Loans.]

Loan Group 2 Statistics

     The sum of the columns below may not equal the total indicated due to rounding. In addition, unless otherwise set forth herein, all percentages set forth herein with respect to the Mortgage Loans in Loan Group 2 are percentages of the Cut-Off Date Loan Group 2 Principal Balance.

     The Mortgage Loans in Loan Group 2 bear interest rates that adjust based on the London interbank offered rate for six-month United States dollar deposits.

     The Mortgage Loans in Loan Group 2 consist of _____ loans, and the related Mortgaged Properties are located in 22 states and the District of Columbia. As of the Cut-Off Date, the Mortgage Loans in Loan Group 2 had an aggregate Principal Balance of $______________ (the "Cut-Off Date Loan Group 2 Principal Balance"), the maximum Principal Balance of any of the Mortgage Loans in Loan Group 2 was $__________, the minimum Principal Balance thereof was $________ and the Principal Balance of such Mortgage Loans averaged $_________. As of the Cut-Off Date, the Loan Rates on the Mortgage Loans in Loan Group 2 ranged from ____% to _____% per annum, and the weighted average Loan Rate for Mortgage Loans in Loan Group 2 was _____% per annum. As of the Cut-Off Date, the original term to stated maturity of the Mortgage Loans in Loan Group 2 was ___ months, the remaining term to stated maturity ranged from ___ months to ___ months, the weighted average remaining term to stated maturity was ___ months and the Loan-to-Value Ratio (as defined below) ranged from % to % with a weighted average Loan-to-Value Ratio of %. The Mortgage Loans in Loan Group 2 had stated maturities ranging from to . [All] of the Mortgage Loans in Loan Group 2 require monthly payments of principal that will fully amortize such Mortgage Loans by their respective maturity dates. All of the Mortgage Loans in Loan Group 2 have Loan Rates which adjust semi-annually. All of the Mortgage Loans in Loan Group 2 have minimum and maximum Loan Rates. The weighted average minimum Loan Rate of the Mortgage Loans in Loan Group 2 is approximately % per annum, with minimum Loan Rates that range from approximately % per annum to % per annum. The weighted average maximum Loan Rate of the Mortgage Loans in Loan Group 2 is approximately % per annum, with maximum Loan Rates that range from approximately % per annum to % per annum. The Mortgage Loans in Loan Group 2 have a weighted average gross margin of approximately % per annum, with gross margins that range from approximately % per annum to % per annum. The Mortgage Loans in Loan Group 2 have a weighted average periodic cap of approximately % per annum, with periodic caps that range from approximately % per annum to % per annum. % of the Mortgage Loans in Loan Group 2 adjust after [one] year; % of the Mortgage Loans in Loan Group 2 adjust after [three] years; % of the Mortgage Loans in Loan Group 2 adjust after [five] years. The weighted average number of months to the next reset date of the Mortgage Loans in Loan Group 2 is approximately , with a maximum number of months of and a minimum number of months of .



                 CUT-OFF DATE LOAN GROUP 2 PRINCIPAL BALANCES


Range of                                Cut-Off Date        % of Cut-Off Date
Cut-Off Date          Number of         Loan Group 2        Loan Group 2
Principal Balances    Mortgage Loans    Principal Balance   Principal Balance
------------------    --------------    -----------------   -----------------



                      GEOGRAPHIC DISTRIBUTION BY STATE(1)
                                 LOAN GROUP 2

                                    Cut-Off Date          % of Cut-Off Date
                 Number of          Loan Group 2          Loan Group 2
State            Mortgage Loans     Principal Balance     Principal Balance
-----            --------------     -----------------     -----------------


-----------------------------------------------------------------------------
(1) Determined by property address designated as such in the related Mortgage.



                            LOAN-TO-VALUE RATIOS(1)
                                 LOAN GROUP 2

                                        Cut-Off Date          % of Cut-Off Date
                      Number of         Loan Group 2          Loan Group 2
Loan-to-Value Ratio   Mortgage Loans    Principal Balance     Principal Balance
-------------------   --------------    -----------------     -----------------



------------------------------------------------------------------------------

(1) The Loan-to-Value Ratios ("Loan-to-Value Ratio") shown above are equal, with respect to each Mortgage Loan, to (i) the original principal balance of such Mortgage Loan at the date of origination divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of such Mortgage Loan orS (b) the purchase price of such Mortgaged Property if the Mortgage Loan proceeds from such Mortgage Loan are used to purchase such Mortgaged Property.


                                  LOAN RATES
                                 LOAN GROUP 2

                                   Cut-Off Date          % of Cut-Off Date
                Number of          Loan Group 2          Loan Group 2
Loan Rates      Mortgage Loans     Principal Balance     Principal Balance
----------      --------------     -----------------     -----------------



                       ORIGINAL TERM TO STATED MATURITY
                                 LOAN GROUP 2

                                      Cut-Off Date         % of Cut-Off Date
Original Term to   Number of          Loan Group 2         Loan Group 2
Stated Maturity    Mortgage Loans     Principal Balance    Principal Balance
----------------   --------------     -----------------    -----------------



                      REMAINING MONTHS TO STATED MATURITY
                                 LOAN GROUP 2

                                        Cut-Off Date         % of Cut-Off Date
Remaining Term to     Number of         Loan Group 2         Loan Group 2
Stated Maturity       Mortgage Loans    Principal Balance    Principal Balance
-----------------     --------------    -----------------    -----------------



                           MONTHS SINCE ORIGINATION
                                 LOAN GROUP 2

                                    Cut-Off Date           % of Cut-Off Date
Months Since       Number of        Loan Group 2           Loan Group 2
Origination        Mortgage Loans   Principal Balance      Principal Balance
------------       --------------   -----------------      -----------------



                                 PROPERTY TYPE
                                 LOAN GROUP 2

                                     Cut-Off Date         % of Cut-Off Date
                   Number of         Loan Group 2         Loan Group 2
Property Type      Mortgage Loans    Principal Balance    Principal Balance
-------------      --------------    -----------------    -----------------



                                OCCUPANCY TYPE
                                 LOAN GROUP 2

                                        Cut-Off Date         % of Cut-Off Date
                      Number of         Loan Group 2         Loan Group 2
Occupancy Type        Mortgage Loans    Principal Balance    Principal Balance
--------------        --------------    -----------------    -----------------



                                    MARGIN
                                 LOAN GROUP 2

                                        Cut-Off Date         % of Cut-Off Date
                      Number of         Loan Group 2         Loan Group 2
Margin                Mortgage Loans    Principal Balance    Principal Balance
------                --------------    -----------------    -----------------



                                 LIFETIME CAP
                                 LOAN GROUP 2

                                       Cut-Off Date         % of Cut-Off Date
                   Number of           Loan Group 2         Loan Group 2
Lifetime Cap       Mortgage Loans      Principal Balance    Principal Balance
------------       --------------      -----------------    -----------------



                                     FLOOR
                                 LOAN GROUP 2

                                    Cut-Off Date             % of Cut-Off Date
                Number of           Loan Group 2             Loan Group 2
Floor           Mortgage Loans      Principal Balance        Principal Balance
-----           --------------      -----------------        -----------------



                     PREPAYMENT AND YIELD CONSIDERATIONS

General

     The rate of principal payments on the Class A Certificates, the aggregate amount of distributions on the Class A Certificates and the yield to maturity of the Class A Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans in the related Loan Group. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties, condemnations and repurchases by the Seller). The Mortgage Loans may be prepaid by the Mortgagors at any time. However, approximately __% of the Mortgage Loans are subject to prepayment penalties which vary from jurisdiction to jurisdiction.

     Prepayments, liquidations and purchases of the Mortgage Loans in a Loan Group (including any optional purchase by the Master Servicer of the remaining Mortgage Loans in connection with the termination of the Trust Fund) will result in distributions on the related Class A Certificates of principal amounts which would otherwise be distributed over the remaining terms of such Mortgage Loans. Since the rate of payment of principal of the Mortgage Loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a Class A Certificate may vary from the anticipated yield will depend upon the degree to which a Certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of such Mortgage Loans.

     The rate of prepayment on the Mortgage Loans cannot be predicted. The prepayment experience of the Trust Fund with respect to the Mortgage Loans may be affected by a wide variety of factors, including economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and changes affecting the deductibility for Federal income tax purposes of interest payments on loans. All of the Mortgage Loans contain "due-on-sale" provisions, and, with respect to the Mortgage Loans, the Master Servicer is required by the Agreement to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF LOANS--Due-on-Sale Clauses in Mortgage Loans" in the Prospectus.

     As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans with fixed rates such as the Mortgage Loans in the Loan Group 1 is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the interest rate on a mortgage, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments.

     All of the Mortgage Loans in the Loan Group 2 are adjustable-rate mortgage loans. As is the case with conventional fixed-rate mortgage loans, adjustable-rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable-rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed-rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their adjustable-rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their adjustable-rate mortgage loans to "lock in" a lower fixed interest rate. However, no assurance can be given as to the level of prepayments that the Mortgage Loans will experience.

     In addition to the foregoing factors affecting the weighted average life of the Class A Certificates, the use of Excess Spread to pay principal of the Class A Certificates of the related Certificate Group to the extent required by the Agreement will result in the acceleration of the Class ___ and Class
___ Certificates, as applicable, relative to the amortization of the Mortgage Loans in the related Loan Group in early months of the transaction as well as, with respect to Group 1 Certificates, accelerating the first date on which each other Class of Group 1 Certificates will begin to receive distributions of principal than would otherwise be the case. This acceleration feature creates overcollateralization which results from the excess of the aggregate Principal Balance of Mortgage Loans in a Loan Group over the Aggregate Class A Principal Balance of the related Certificate Group. Once the required level of overcollateralization for a Certificate Group is reached, the acceleration feature for such Certificate Group will cease, unless necessary to maintain the required level of overcollateralization for such Certificate Group. See "DESCRIPTION OF THE CERTIFICATES--Overcollateralization Provisions."

Weighted Average Lives

     Generally, greater than anticipated prepayments of principal will increase the yield on the Class A Certificates purchased at a price less than par and will decrease the yield on the Class A Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of the Class A Certificates will also be affected by the amount and timing of delinquencies and defaults on the Mortgage Loans and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties.

     The "weighted average life" of a Certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Certificate is repaid. The weighted average life of any class of Class A Certificates will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans, including, with respect to the Group 1 Certificates, final payments made upon the maturity of Balloon Loans.

     Prepayments on Mortgage Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the prepayment assumption (the "Prepayment Assumption"), which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of such mortgage loans. A 100% Prepayment Assumption assumes a conditional prepayment rate ("CPR") of 4% per annum of the outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 1.45% (precisely 16/11) (expressed as a percentage per annum) in each month thereafter until the twelfth month; beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a conditional prepayment rate of 20% per annum each month is assumed. As used in the table below, 0% Prepayment Assumption assumes a conditional prepayment rate equal to 0% of the Prepayment Assumption, i.e., no prepayments. Correspondingly, [200]% Prepayment Assumption assumes prepayment rates equal to [200]% of the Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. The Depositor believes that no existing statistics of which it is aware provide a reliable basis for holders of the Class A Certificates to predict the amount or the timing of receipt of prepayments on the Mortgage Loans.

     Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between characteristics of the actual Mortgage Loans and the characteristics of the Mortgage Loans assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Principal Balances outstanding and weighted average lives of the Class A Certificates set forth in the tables. In addition, since the actual Mortgage Loans in the Trust Fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Class A Certificates may be made earlier or later than as indicated in the tables.

     For the purpose of the tables below, it is assumed that: (i) the Mortgage Loans consist of pools of loans with the level-pay and balloon amortization characteristics set forth below, (ii) the Closing Date for the Class A Certificates is ________________, (iii) distributions on the Class A Certificates are made on the 25th day of each month regardless of the day on which the Distribution Date actually occurs, commencing in _____________ and are made in accordance with the priorities described herein, (iv) the scheduled monthly payments of principal and interest on the Mortgage Loans will be timely delivered on the first day of each month (with no defaults), commencing in _______________, (v) the Mortgage Loans' prepayment rates are a multiple of the Prepayment Assumption, (vi) all prepayments are prepayments in full received on the last day of each month (commencing ______________) and include 30 days' interest thereon, (vii) no optional termination is exercised,
(viii) the Class A Certificates of each Class have the respective Certificate Rates and initial Class A Principal Balances as set forth herein, (ix) the overcollateralization levels are set initially as specified in the Agreement, and thereafter decrease in accordance with the provisions of the Agreement, [(x) with respect to pools of loans with an assumed Cut-Off Date of _________________, interest will be calculated at a rate of % per annum for one month], (xi) six-month LIBOR for each Interest Period will be % and (xii) one-month LIBOR for each Interest Period will be %.

                                                          Original    Remaining
                                          Original        Term to     Term to
Amortization      Principal               Amortization    Maturity    Maturity
Methodology       Balance    Loan Rate    Term (months)   (months)    (months)
------------      ---------  ---------    -------------   --------    ---------

GROUP 1
   Balloon......   $
   Level Pay....   $
   Level Pay....   $


     Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of each Class of Class A Certificates, and sets forth the percentages of the initial Class A Principal Balance of each such Class of Class A Certificates that would be outstanding after each of the dates shown at various percentages of Prepayment Assumption.

                                                                                                    Original         Original Term
Amortization      Principal      Loan      Months to     Gross     Maximum          Minimum         Amortization     to Maturity
Methodology       Balance        Rate      Rate Change   Margin    Interest Rate    Interest Rate   term (months)    (months)
-----------       ---------      ----      -----------   ------    -------------    -------------   -------------    -------------
GROUP 2
   Balloon......   $
   Level Pay....   $
   Level Pay....   $



                  Remaining
Amortization      Term to
Methodology       Maturity(months)
-----------       ---------------
GROUP 2
   Balloon......
   Level Pay....
   Level Pay....





           PERCENT OF INITIAL CLASS A PRINCIPAL BALANCE OUTSTANDING AT THE FOLLOWING PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                              CLASS A-1                  CLASS A-2
DISTRIBUTION DATE    %     %     %     %             %     %     %      %
-----------------    -     -     -     -             -     -     -      -
Initial
   Percentage ..    100   100   100   100           100   100   100   100

Weighted Average
   Life (years)*

------------------------------------------------------------------------------
*    The weighted  average life of a Certificate of any class is determined by
     (i) multiplying the amount of each distribution in reduction of the related Class A Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the highest related Principal Balance of the Certificate.



                              CLASS A-3                  CLASS A-4
DISTRIBUTION DATE    %     %     %     %             %     %     %      %
-----------------    -     -     -     -             -     -     -      -
Initial
   Percentage ..    100   100   100   100           100   100   100   100

Weighted Average
   Life (years)*



------------------------------------------------------------------------------
*    The weighted  average life of a Certificate of any class is determined by
     (i) multiplying the amount of each distribution in reduction of the related Class A Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the highest related Principal Balance of the Certificate.




DISTRIBUTION DATE             CLASS A-5                  CLASS A-6
-----------------     %   %     %     %             %     %     %      %
Initial               -   -     -     -             -     -     -      -
   Percentage ..   100   100   100   100           100   100   100   100

Weighted Average
   Life (years)*



------------------------------------------------------------------------------

*    The weighted  average life of a Certificate of any class is determined by
     (i) multiplying the amount of each distribution in reduction of the related Class A Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the highest related Principal Balance of the Certificate.

     These tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.



                       DESCRIPTION OF THE CERTIFICATES

     The Home Equity Loan Asset - Backed Certificates, Series 199_-_ (the "Certificates") will be issued pursuant to the Agreement. The form of the Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus Supplement and the Prospectus is a part. The following summaries describe certain provisions of the Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement. Wherever particular sections or defined terms of the Agreement are referred to, such sections or defined terms are hereby incorporated herein by reference.

General

     The Offered Certificates will be issued in denominations of $1,000 and multiples of $1 in excess thereof and will evidence specified undivided interests in the Trust Fund. The property of the trust fund (the "Trust Fund") will consist of, to the extent provided in the Agreement: (i) the Mortgage Loans; (ii) payments on the Mortgage Loans received on and after the Cut-Off Date (exclusive of payments in respect of interest on the Mortgage Loans due prior to the Cut-Off Date and received thereafter); (iii) Mortgaged Properties relating to the Mortgage Loans that are acquired by foreclosure or deed in lieu of foreclosure; (iv) the Collection Account and the Distribution Account and funds on deposit therein (excluding net earnings thereon); and (v) rights under certain hazard insurance policies covering the Mortgaged Properties. In addition, the Seller has caused the Certificate Insurer to issue an irrevocable and unconditional certificate guaranty insurance policy (the "Policy") for the benefit of the holders of the Class A Certificates, pursuant to which the Certificate Insurer will guarantee payments to such Certificateholders as described herein. Definitive Certificates (as defined below) will be transferable and exchangeable at the corporate trust office of the Trustee, which will initially act as Certificate Registrar. See "--Book-Entry Certificates" below. No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

     Each Mortgage Loan in the Trust Fund will be assigned to one of two mortgage loan groups ("Loan Group 1" and "Loan Group 2", respectively, and each a "Loan Group"). The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (collectively, the "Group 1 Certificates") will represent undivided ownership interests in the Mortgage Loans assigned to Loan Group 1, all collections thereon (exclusive of payments in respect of interest on such Mortgage Loan due prior to the Cut-Off Date and received thereafter) and the proceeds thereof. The Class A-6 Certificates (the "Group 2 Certificates") will represent undivided ownership interests in the Mortgage Loans assigned to Loan Group 2, all collections thereon (exclusive of payments in respect of interest on such Mortgage Loans due prior to the Cut-Off Date and received thereafter) and the proceeds thereof. The principal amount of a Class of Class A Certificates (each, a "Class A Principal Balance") on any Distribution Date is equal to the applicable Class A Principal Balance on the Closing Date minus the aggregate of amounts actually distributed as principal to the holders of such Class of Class A Certificates. On any date, the "Aggregate Class A Principal Balance" is, with respect to the Group 1 Certificates, the aggregate of the Class A Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates and with respect to the Group 2 Certificates, the Class A Principal Balance of the Class A-6 Certificates.

     The Trust Fund will issue six classes (each, a "Class") of Class A Certificates, Class A-1 (the "Class A-1 Certificates"), Class A-2 (the "Class A-2 Certificates"), Class A-3 (the "Class A-3 Certificates"), Class A-4 (the "Class A-4 Certificates"), Class A-5 (the "Class A-5 Certificates") and Class A-6 (the "Class A-6 Certificates") and one Class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates (the "Offered Certificates") are being offered hereby. Each Class of Offered Certificates represents the right to receive payments of interest at the Certificate Rate for such Class and payments of principal as described below.

     The Person in whose name a Certificate is registered as such in the Certificate Register is referred to herein as a "Certificateholder."

     The "Percentage Interest" of a Class A Certificate as of any date of determination will be equal to the percentage obtained by dividing the denomination of such Certificate by the Class A Principal Balance for the related Class as of the Cut-Off Date.

     The Certificates will not be listed on any securities exchange.

Book-Entry Certificates

     The Offered Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Offered Certificates ("Certificate Owners") will hold their Offered Certificates through the Depository Trust Company ("DTC") in the United States, or Cedelbank (the "Cedelbank") or the Euroclear System ("Euroclear") (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry
Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Offered Certificates and will initially be registered in the name of Cede, the nominee of DTC. Cedelbank and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. ("Citibank") will act as depositary for Cedelbank and The Chase Manhattan Bank ("Chase") will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Certificate Principal
Balances  of  $1,000  and in  multiples  of $1 in  excess  thereof.  Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Offered Certificates will be Cede, as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Cedelbank or Euroclear, as appropriate).

     Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the Trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and indirect participants with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

     Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Offered Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because of time zone differences, credits of securities received in Cedelbank or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedelbank Participants on such business day. Cash received in Cedelbank or Euroclear as a result of sales of securities by or through a Cedelbank Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedelbank or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "FEDERAL INCOME TAX CONSEQUENCES--Foreign Investors" and "Backup Withholding" herein and "GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between Cedelbank Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedelbank Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedelbank Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     Cedelbank is incorporated under the laws of Luxembourg as a professional depository. Cedelbank holds securities for its participating organizations ("Cedelbank Participants") and facilitates the clearance and settlement of securities transactions between Cedelbank Participants through electronic book-entry changes in accounts of Cedelbank Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedelbank in any of 28 currencies, including United States dollars. Cedelbank provides to its Cedelbank Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedelbank interfaces with domestic markets in several countries. As a professional depository, Cedelbank is subject to regulation by the Luxembourg Monetary Institute. Cedelbank participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedelbank is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedelbank Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and
Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Certificates held through Cedelbank or Euroclear will be credited to the cash accounts of Cedelbank Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "FEDERAL INCOME TAX CONSEQUENCES--Foreign Investors" and "Backup Withholding" herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust Fund will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

     DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Cedelbank or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a Cedelbank Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Class A Certificates which conflict with actions taken with respect to other Class A Certificates.

     Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor, (b) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Servicing Termination (as defined under "--Events of Servicing Termination), beneficial owners having Percentage Interests aggregating not less than 51% of the aggregate Class A Principal Balance of the Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of
Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

     Although DTC, Cedelbank and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Class A Certificates among participants of DTC, Cedelbank and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     Neither the Depositor, the Seller, the Master Servicer nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Assignment of Mortgage Loans

     On ______________, (the "Closing Date"), the Depositor will transfer to the Trust Fund all of its right, title and interest in and to each Mortgage Loan, the related Mortgage Notes, Mortgages and other related documents (collectively, the "Related Documents"), including all payments received on or with respect to each such Mortgage Loan on or after the applicable Cut-Off Date (exclusive of payments in respect of interest on the Mortgage Loans due prior to the Cut-Off Date and received thereafter). The Trustee, concurrently with such transfer, will deliver the Certificates to the Depositor. Each Mortgage Loan transferred to the Trust Fund will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Trustee pursuant to the Agreement. The Mortgage Loan Schedule will include information as to the Principal Balance of each Mortgage Loan as of the Cut-Off Date, its Loan Rate as well as other information.

     Within 60 days of the Closing Date, the Trustee will review the Mortgage Loans and the Related Documents pursuant to the Agreement and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Seller, the Seller will be obligated to either (i) substitute for such Mortgage Loan an Eligible Substitute Mortgage Loan; however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify the Trust Fund as a real estate mortgage investment conduit ("REMIC") or result in a prohibited transaction tax under the Internal Revenue Code of 1986, as amended (the "Code") or (ii) purchase such Mortgage Loan at a price (the "Purchase Price") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Loan Rate, net of the Master Servicing Fee (if the Seller is the Master Servicer), plus the amount of any unreimbursed Servicing Advances made by the Master Servicer. The Purchase Price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The "Determination Date" is the eighteenth day of each month. The obligation of the Seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Trustee or the Certificateholders.

     In connection with the substitution of an Eligible Substitute Mortgage Loan, the Seller will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "Substitution Adjustment") equal to the excess of the Principal Balance of the related Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan.

     An "Eligible Substitute Mortgage Loan" is a Mortgage Loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of and not more than 5% less than the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) if such Defective Mortgage Loan is in Loan Group 2, have a Loan Rate based on the same Index with adjustments to such Loan Rate made on the same Interest Rate Adjustment Date as that of the Defective Mortgage Loan and have a Margin that is not less than the Margin of the Defective Mortgage Loan and not more than 100 basis points higher than the Margin for the Defective Mortgage Loan; or
(iv) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust Fund; (v) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (vi) comply with each representation and warranty set forth in Section 2.04 (deemed to be made as of the date of substitution);
(vii) have an original Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; (viii) if such Defective Mortgage Loan is in Loan Group 2, have a Lifetime Rate Cap and a Periodic Rate Cap no lower than the Lifetime Rate Cap and Periodic Rate Cap, respectively, applicable to such Defective Mortgage Loan; and (ix) be of the same type of Mortgaged Property as the Defective Mortgage Loan or a detached single family residence. More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and such substitution is approved in writing in advance by the Certificate Insurer.

     The Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each Mortgage Loan (e.g., Cut-Off Date Principal
Balance and the Loan Rate). In addition, the Seller will represent and warrant, on the Closing Date, that, among other things: (i) at the time of transfer to the Trust Fund, the Seller has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien; and (ii) each Mortgage Loan complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Trust Fund, the Certificateholders or the Certificate Insurer in the related Mortgage Loan and Related Documents, the Seller will have a period of 60 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 60-day period, the Seller will be obligated to (i) substitute for such Defective Mortgage Loan an Eligible Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the Trust Fund. The same procedure and limitations that are set forth above for the substitution or purchase of Defective Mortgage Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty in the Agreement that materially and adversely affects the interests of the Certificateholders or the Certificate Insurer.

     Mortgage Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

     Pursuant  to  the  Agreement,   the  Master  Servicer  will  service  and
administer the Mortgage Loans as more fully set forth above.

Payments  on  Mortgage   Loans;   Deposits  to  Collection   Account  and
Distribution Account

     The Master Servicer shall establish and maintain in the name of the Trustee a separate trust account (the "Collection Account") for the benefit of the holders of the Certificates. The Collection Account will be an Eligible Account (as defined below). Subject to the investment provision described in the following paragraphs, upon receipt by the Master Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Master Servicing Fee), the Master Servicer will deposit such amounts in the
Collection Account. Amounts so deposited may be invested in Eligible Investments (as described in the Agreement) maturing no later than two Business Days prior to the next succeeding date on which amounts on deposit therein are required to be deposited in the Distribution Account.

     The Trustee will establish an account (the "Distribution Account") into which will be deposited amounts withdrawn from the Collection Account for distribution to Certificateholders on a Distribution Date. The Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date.

     An "Eligible Account" is an account that is (i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies, and whose accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation established by such fund with a minimum long-term unsecured debt rating of "A2" by Moody's and "A" by S&P, otherwise acceptable to each Rating Agency and the Certificate Insurer as evidenced by a letter from each Rating Agency and the Certificate Insurer to the Trustee, without reduction or withdrawal of their then current ratings of the Certificates.

     Eligible Investments are specified in the Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.
"Eligible Investments" are limited to (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;
(ii) repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category; (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of the Rating Agencies in its highest unsecured short-term debt rating category; (iv) commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agencies in their highest short-term rating categories; (v) short term investment funds ("STIFS") sponsored by any trust company or bank incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agencies in their respective highest rating category of long term unsecured debt; (vi) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time as the interest is held in such fund has the rating specified by each Rating Agency; and (vii) other obligations or securities that are acceptable to each Rating Agency as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Certificates, as evidenced by a letter to such effect from such Rating Agency and with respect to which the Master Servicer has received confirmation that, for tax purposes, the investment complies with the last clause of this definition; provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or
(b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

Advances

     Not later than two Business Days prior to each Distribution Date, the Master Servicer will remit to the Trustee for deposit in the Distribution Account an amount, to be distributed on the related Distribution Date, equal to the sum of the interest accrued and principal due on each Mortgage Loan through the related Due Date but not received by the Master Servicer as of the close of business on the last day of the related Due Period (net of the Master Servicing Fee) (the "Monthly Advance"). Such obligation of the Master Servicer continues with respect to each Mortgage Loan until such Mortgage Loan becomes a Liquidated Mortgage Loan.

     In the course of performing its servicing obligations, the Master Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related Mortgage. Each such expenditure will constitute a "Servicing Advance".

     The Master Servicer's right to reimbursement for Servicing Advances is limited to late collections on the related Mortgage Loan, including
Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Master Servicer's right to reimbursement for Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on the related Mortgage Loan. The Master Servicer's right to such reimbursements is prior to the rights of Certificateholders.

     Notwithstanding the foregoing, the Master Servicer is not required to make any Monthly Advance or Servicing Advance if in the good faith judgment and sole discretion of the Master Servicer, the Master Servicer determines that such advance will not be ultimately recoverable from collections received from the Mortgagor in respect of the related Mortgage Loan or other recoveries in respect of such Mortgage Loan (a "Nonrecoverable Advance"). However, if any Servicing Advance or Monthly Advance is determined by the Master Servicer to be nonrecoverable from such sources, the amount of such Nonrecoverable Advance may be reimbursed to the Master Servicer from other amounts on deposit in the Collection Account.

Distribution Dates

     On the 25th day of each month, or if such day is not a Business Day, then the next succeeding Business Day, commencing in ______________________, (each such day, a "Distribution Date"), the holders of the Offered Certificates will be entitled to receive, from amounts then on deposit in the Distribution Account, to the extent of funds available therefor in accordance with the priorities and in the amounts described below under "Priority of Distributions," an aggregate amount equal to the sum of (a) the Class Interest Distribution for each Class of Offered Certificates and (b) the Class A Principal Distribution for each Certificate Group. Distributions will be made
(i) in immediately available funds to holders of Offered Certificates, the aggregate principal balance of which is at least $1,000,000, by wire transfer or otherwise, to the account of such Certificateholder at a domestic bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee in accordance with the Agreement, or (ii) by check mailed to the address of the person entitled thereto as it appears on the register (the "Certificate Register") maintained by the Trustee as registrar (the "Certificate Registrar").

Deposits to the Distribution Account

     No later than one Business Day prior to each Distribution Date, the following amounts in respect of a Loan Group and the previous Due Period shall be deposited into the Distribution Account and shall constitute the "Available Funds" for the related Certificate Group for such Distribution Date: (i) payments of principal and interest on the Mortgage Loans in such Loan Group (net of amounts representing the Master Servicing Fee with respect to each Mortgage Loan in the related Loan Group and reimbursement for related Monthly Advances and Servicing Advances); (ii) Net Liquidation Proceeds and Insurance Proceeds with respect to the Mortgage Loans in such Loan Group (net of amounts applied to the restoration or repair of a Mortgaged Property); (iii) the Purchase Price for repurchased Defective Mortgage Loans with respect to the Mortgage Loans in such Loan Group and any related Substitution Adjustment Amounts; (iv) payments from the Master Servicer in connection with (a) Monthly Advances, (b) Prepayment Interest Shortfalls and (c) the termination of the Trust Fund with respect to the Mortgage Loans in such Loan Group as provided in the Agreement; and (v) any amounts paid under the Policy in respect of the related Certificate Group.

Priority of Distributions

     On each Distribution Date the Trustee shall withdraw from the Distribution Account the sum of (a) the Available Funds with respect to the Group 1 Certificates and (b) the Available Funds with respect to the Group 2 Certificates (such sum, the "Amount Available"), and make distributions thereof as described below and to the extent of the Amount Available:

          A. With respect to the Group 1 Certificates, the Available Funds with respect to such Certificate Group in the following order of priority:

               (i) to the Trustee, the Trustee fee for such Loan Group for such Distribution Date;

               (ii) to holders of each Class of Group 1 Certificates, an amount equal to the related Class Interest Distribution for such Distribution Date;

               (iii) sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificateholders, in that order, until the respective Class A Principal Balance of each such Class is reduced to zero, the related Class A Principal Distribution (other than the portion constituting the Distributable Excess Spread) for such Distribution Date; provided, however, that after the occurrence and continuance of an Insurer Default, such portion of the Class A Principal Distribution for the Group 1 Certificates will be distributed pro rata to the holders thereof based on the respective Class A Principal Balances;

               (iv) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the premium payable in respect of the Group 1 Certificates; and

               (v) sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificateholders, in that order, until the respective Class A Principal Balance of each such Class is reduced to zero, the related Distributable Excess Spread for such Distribution Date; provided, however, that after the occurrence and continuance of an Insurer Default, such Distributable Excess Spread for the Group 1 Certificates will be distributed pro rata to the holders thereof based on the respective Class A Principal Balances.

     B. With respect to the Group 2 Certificates, the Available Funds with respect to such Certificate Group in the following order of priority:

               (i) to the Trustee, the Trustee fee for such Loan Group for such Distribution Date;

               (ii) to the  holders of the Class A-6  Certificates,  an amount
          equal  to  the  Class  Interest   Distribution  for  the  Class  A-6
          Certificates for such Distribution Date;

               (iii) to the holders of the Class A-6 Certificates, the Class A Principal Distribution for the Class A-6 Certificates (other than the portion constituting the Distributable Excess Spread);

               (iv) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the premium payable in respect of the Group 2 Certificates; and

               (v) to the holders of the Class A-6 Certificates until the Class A-6 Principal Balance is reduced to zero, the related Distributable Excess Spread for such Distribution Date.

     C. On any Distribution Date, to the extent Available Funds for a Certificate Group are insufficient to make the distributions specified above pursuant to the applicable subclause, Available Funds for the other Certificate Group remaining after making the distributions required to be made pursuant to the applicable subclause for such other Certificate Group shall be distributed to the extent of such insufficiency in accordance with the priorities for distribution set forth in the subclause above with respect to the Certificate Group experiencing such insufficiency.

     D. After making the distributions referred to in subclauses A, B and C above, the Trustee shall make distributions in the following order of priority, to the extent of the balance of the Amount Available:

          (i) to the Master Servicer, the amount of any accrued and unpaid Master Servicing Fee;

          (ii) to the Certificate Insurer, amounts owing to the Certificate Insurer for reimbursement for prior draws made on the Policy;

          (iii) to the Master Servicer, the amount of Nonrecoverable Advances not previously reimbursed;

          (iv) to the Certificate Insurer, any other amounts owing to the Certificate Insurer under the Insurance Agreement;

          (v) to the Class A-6 Certificateholders, the Class A-6 Interest Carryover; and

          (vi) to the Class R Certificateholders, the balance.

     "Class A-6 Interest Carryover" means, with respect to any Distribution Date on which the Certificate Rate for the Class A-6 Certificates is based upon the Net Funds Cap, the excess of (i) the amount of interest the Class A-6 Certificates would be entitled to receive on such Distribution Date had such rate been calculated pursuant to the lesser of clause (A) and clause (C) of the definition of Certificate Rate over (ii) the amount of interest the Class A-6 Certificates actually receives on such Distribution Date, plus accrued interest thereon at the rate determined pursuant to clause (i) above for such Distribution Date.

The Certificate Rate

     The "Certificate Rate" for any Interest Period with respect to: the Class A-1 Certificates will be % per annum, the Class A-2 Certificates will be % per annum, the Class A-3 Certificates will be % per annum, the Class A-4 Certificates will be % per annum and the Class A-5 Certificates will be % per annum. "Interest Period " means, with respect to each Distribution Date and Group 1 Certificates, the period from the first day of the calendar month preceding the month of such Distribution Date through the last day of such calendar month. "Interest Period " means, with respect to each Distribution Date and Group 2 Certificates, the period from the Distribution Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the day before such Distribution Date. Interest in respect of any Distribution Date will accrue on the Group 1 Certificates during each Interest Period on the basis of a 360-day year consisting of twelve 30-day months.

     The "Certificate Rate" with respect to the Class A-6 Certificates for an Interest Period will equal the least of (A) the sum of the LIBOR Rate plus ____% (or ____% for each Distribution Date occurring after the date on which the Master Servicer has the right to terminate the Trust Fund), (B) the Net Funds Cap for such Distribution Date and (C) ____% per annum. The "Net Funds Cap" for any Distribution Date shall equal the difference between (A) the average of the Loan Rates of the Mortgage Loans in Loan Group 2 as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the related Principal Balances as of such date and (B) the sum of (i) the Master Servicing Fee Rate and the rate at which the Trustee Fee and the premium payable to the Certificate Insurer are calculated and (ii) commencing with the thirteenth Distribution Date, ___%. With respect to the Class A-6 Certificates, interest in respect of any Distribution Date will accrue during each Interest Period on the basis of a 360-day year and the actual number of days elapsed.

     The "LIBOR Rate" is the rate for United States dollar deposits for one month which appear on the Telerate Screen LIBO Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of any Interest Period relating to the Class A-6 Certificates (or the second LIBOR Business Day prior to the Closing Date, in the case of the first Distribution
Date). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying the LIBOR Rate or comparable rates as may be reasonably selected by the Seller, after consultation with the Trustee), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, the LIBOR Rate will be the LIBOR Rate applicable to the preceding Distribution Date. On the second LIBOR Business Day immediately preceding each Distribution Date, the Trustee shall determine the LIBOR Rate for the Interest Period commencing on such Distribution Date and inform the Master Servicer of such rate.

Interest

     On each Distribution Date, to the extent of funds available therefor as described herein, interest will be distributed with respect to each Class of Class A Certificates in an amount (each, a "Class Interest Distribution") equal to the sum of (a) one month's interest at the related Certificate Rate on the related Class A Principal Balance immediately prior to such Distribution Date (the "Class Monthly Interest Distributable Amount") and (b) any Class Interest Carryover Shortfall for such Class of Class A Certificates for such Distribution Date. As to any Distribution Date and Class of Class A Certificates, the "Class Interest Carryover Shortfall" is the sum of (i) the excess of the related Class Monthly Interest Distributable Amount for the preceding Distribution Rate and any outstanding Class Interest Carryover Shortfall with respect to such Class on such preceding Distribution Date, over the amount in respect of interest that is actually distributed to such Class on such preceding Distribution Date plus (ii) one month's interest on such excess, to the extent permitted by law, at the related Certificate Rate. The interest entitlement described in (a) above will be reduced by such Class' pro rata share of Civil Relief Act Interest Shortfalls, if any, for such Distribution Date. Civil Relief Act Interest Shortfalls will not be covered by payments under the Policy.

     On each Distribution Date, the Class Interest Distribution for each Class of Class A Certificates in a particular Certificate Group will be distributed on an equal priority and any shortfall in the amount required to be distributed as interest thereon to each such Class will be allocated between such Classes pro rata based on the amount each such Class would have been distributed in the absence of such shortfall. See "--Crosscollateralization" below.

Principal

     On each Distribution Date, to the extent of funds available thereof, in accordance with the priorities described above under "--Priorities of Distributions," principal will be distributed to the holders of Class A Certificates of each Certificate Group then entitled to distributions of principal in an amount equal to the lesser of (A) the related Aggregate Class A Principal Balance and (B) the related Class A Principal Distribution for such Distribution Date. "Class A Principal Distribution" means, with respect to any Distribution Date and Certificate Group, the sum of the related Class A Monthly Principal Distributable Amount for such Distribution Date and any outstanding Class A Principal Carryover Shortfall as of the close of business on the preceding Distribution Date.

     "Class A Monthly Principal Distributable Amount" means, with respect to any Distribution Date and Certificate Group, to the extent of funds available therefor as described herein the amount equal to the sum of the following amounts (without duplication) with respect to the immediately preceding Due Period (as defined below): (i) each payment of principal on a Mortgage Loan in the related Loan Group received by the Master Servicer during such Due Period, including all full and partial principal prepayments, (ii) the Principal Balance as of the end of the immediately preceding Due Period of each Mortgage Loan in the related Loan Group that became a Liquidated Mortgage Loan for the first time during the related Due Period, (iii) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans in the related Loan Group with respect to such Due Period, (iv) any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet distributed with respect to the related Loan Group and (v) such portion (not greater than 100%) of Excess Spread, if any, required to be distributed on such Distribution Date to satisfy the required level of overcollateralization for the related Loan Group for such Distribution Date (the "Distributable Excess Spread").

     "Class A Principal Carryover Shortfall" means, with respect to any Distribution Date and Certificate Group, the excess of the sum of the related Class A Monthly Principal Distributable Amount for the preceding Distribution Date and any outstanding Class A Principal Carryover Shortfall with respect to such Certificate Group on such preceding Distribution Date over the amount in respect of principal that is actually distributed to the Class A Certificateholders of such Certificate Group on such preceding Distribution Date.

     If the required level of overcollateralization for a Certificate Group is reduced below the then existing amount of overcollateralization (described below) or if the required level of overcollateralization for such Certificate Group is satisfied, the amount of the related Class A Monthly Principal Distributable Amount on the following Distribution Date will be correspondingly reduced by the amount of such reduction or by the amount necessary such that the overcollateralization will not exceed the required level of overcollateralization for a Certificate Group after giving effect to the distribution in respect of principal with respect to such Certificate Group to be made on such Distribution Date.

     The application of Distributable Excess Spread in respect of a Certificate Group is intended to create overcollateralization to provide a source of additional cashflow to cover losses on the Mortgage Loans in the related Loan Group. If the amount of losses in a particular Due Period for such Loan Group exceeds the amount of the related Excess Spread for the related Distribution Date, subject to the provisions described below under "--Crosscollateralization," the amount distributed in respect of principal will be reduced. A draw on the Policy in respect of principal will not be made until the Class A Principal Balance of a Certificates Group exceeds the aggregate Principal Balance of the Mortgage Loans in the related Loan Group. See "--The Policy" herein. Accordingly, there may be Distribution Dates on which Class A Certificateholders receive little or no distributions in respect of principal.

     So long as an Insurer Default has not occurred and is continuing, distributions of the Class A Principal Distribution with respect to the Group 1 Certificates will be applied, sequentially, to the distribution of principal to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, such that no Class of Group 1 Certificates having a higher numerical designation is entitled to distributions of principal until the Class A Principal Balance of each such Class of Certificates having a lower numerical designation has been reduced to zero. On any Distribution Date if an Insurer Default has occurred and is continuing, the Class A Principal Distribution with respect to the Group 1 Certificates will be applied to the distribution of principal of each such Class outstanding on a pro rata basis in accordance with the Class A Principal Balance of each such Class.

     On each Distribution Date following an Insurer Default, net losses realized in respect of Liquidated Mortgage Loans in a Loan Group (to the extent such amount is not covered by Available Funds from the related Loan Group or the crosscollateralization mechanics described herein) will reduce the amount of overcollateralization, if any, with respect to the related Certificate Group.

     "Due  Period"  means,   with  respect  to  any   Determination   Date  or
Distribution Date, the calendar month immediately preceding such Determination Date or Distribution Date, as the case may be.

     A "Liquidated Mortgage Loan", as to any Distribution Date, is a Mortgage Loan with respect to which the Master Servicer has determined, in accordance with the servicing procedures specified in the Agreement, as of the end of the preceding Due Period, that all Liquidation Proceeds which it expects to recover with respect to such Mortgage Loan (including disposition of the related REO Property) have been recovered.

     "Excess Spread" means, with respect to any Distribution Date and Loan Group, the positive excess, if any, of (x) Available Funds for the related Certificate Group for such Distribution Date over (y) the amount required to be distributed pursuant to subclause A items (i) through (iv), with respect to the Group 1 Certificates and subclause B items (i) through (iv), with respect to the Group 2 Certificates, in each case set forth under the heading "DESCRIPTION OF CERTIFICATES--Priority of Distributions" on such Distribution Date.

     An "Insurer Default" will occur in the event the Certificate Insurer fails to make a payment required under the Policy or if certain events of bankruptcy or insolvency occur with respect to the Certificate Insurer.

The Policy

     The following information has been supplied by the Certificate Insurer for inclusion in this Prospectus Supplement. Accordingly, neither the Depositor nor the Master Servicer makes any representation as to the accuracy and completeness of such information.

     The Certificate Insurer, in consideration of the payment of the premium and subject to the terms of the Policy, thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by __________________________, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Certificate Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Certificate Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Class A Certificates, unless such acceleration is at the sole option of the Certificate Insurer.

     Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Certificate Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Certificate Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Owner relating to or arising under the Class A Certificates against the debtor that made such preference payment or otherwise with respect to such Preference Amount and (iv) appropriate instruments to effect the appointment of the Certificate Insurer as agent for such Owner in any legal proceeding related to such Preference Amount, such instruments being in a form satisfactory to the Certificate Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owners and not any Owner directly unless such Owner has returned principal or interest paid on the Class A Certificates to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Certificate Insurer will pay any other amount payable under the Policy no later than 12:00 noon New York City time on the later of the Distribution Date on which the Deficiency Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Certificate Insurer or any successor fiscal agent appointed by the Certificate Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Certificate Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due under the Policy unless otherwise stated therein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Certificate Insurer only and the Fiscal Agent shall in no event be liable to the Owners for any acts of the Fiscal Agent or any failure of the Certificate Insurer to deposit or cause to be deposited, sufficient funds to make payments due under the Policy.

     As used in the Policy, the following terms shall have the following meanings:

          "Agreement" means the Pooling and Servicing Agreement, dated as of _________________, between J.P. Morgan Acceptance Corporation I, as depositor, ____________, as Seller and Master Servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto unless such amendment or modification has been approved in writing by the Certificate Insurer.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

          "Deficiency Amount" means for any Distribution Date (A) the excess, if any, of (i) Class Monthly Interest Distributable Amount (net of any Civil Relief Act Interest Shortfalls) plus any Class Interest Carryover Shortfall over (ii) funds on deposit in the Distribution Account (net of the Trustee's Fee and the Insurance Premium for such Distribution Date) and (B) the Guaranteed Principal Amount.

          "Guaranteed Principal Amount" means for any Distribution Date (a) the amount which is required to reduce the then outstanding Class A Principal Balance after giving effect to the distributions, if any, to the Holders in respect of principal on such Distribution Date to an amount equal to the Aggregate Principal Balance of the Mortgage Loans as of the last day of the immediately preceding Due Period and (b) on __________, ____ after all distributions have been made including distributions pursuant to clause (a) of this definition of "Guaranteed Principal Amount," an amount equal to the then outstanding Class A Principal Balance.

          "Insured Payment" means (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

          "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing (in the case of a telephonic notice) by telecopy, substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

          "Owner" means each Holder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Class A Certificates to payment under the Policy.

          "Preference Amount" means any amount previously distributed to an Owner on the Class A Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used in the Policy and not otherwise defined in the Policy shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Certificate Insurer.

     Any notice under the Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Certificate Insurer shall specify to the Trustee in writing.

     The notice  address of the Fiscal Agent is  _____________________________
Attention: ________________, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The   insurance   provided   by  the   Policy  is  not   covered  by  the
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to the maturity of the Class A Certificates.

Overcollateralization

     The credit enhancement provisions of the Trust Fund result in a limited acceleration of the Class A Certificates of a Certificate Group relative to the amortization of the Mortgage Loans in the related Loan Group in the early months of the transaction. The accelerated amortization is achieved by the application of Distributable Excess Spread relating to a Loan Group to principal distributions on the Class A Certificates of the related Certificate Group. This acceleration feature creates, with respect to each Certificate Group, overcollateralization (i.e., the excess of the aggregate outstanding Principal Balance of the Mortgage Loans in the related Loan Group over the related Aggregate Class A Principal Balance). Once the required level of overcollateralization is reached for a Certificate Group, and subject to the provisions described in the next paragraph, the acceleration feature for such Certificate Group will cease, until necessary to maintain the required level of overcollateralization for such Certificate Group.

     The Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization with respect to a Certificate Group may increase or decrease over time. Any decrease in the required level of overcollateralization for a Loan Group will occur only at the sole discretion of the Certificate Insurer. Any such decrease will have the effect of reducing the amortization of the Class A Certificates of the related Certificate Group below what it otherwise would have been.

Crosscollateralization

     Excess Spread with respect to a Loan Group will be available to cover certain shortfalls with respect to the Offered Certificates relating to the other Loan Group as described above under the caption "--Priority of Distributions".

[Pre-Funding Account

     On the Closing Date, $___________ (the "Pre-Funded Amount") will be deposited in an account (the "Pre-Funding Account"), which account shall be in the name of and maintained by the Trustee and shall be part of the Trust Fund and will be used to acquire Subsequent Mortgage Loans. During the period beginning on the Closing Date and terminating on _____________, 19__ (the "Funding Period"), the Pre-Funded Amount will be reduced by the amount thereof used to purchase Subsequent Mortgage Loans in accordance with the Agreement. Any Pre-Funded Amount remaining at the end of the Funding Period will be distributed to holders of the classes of Certificates entitled to receive principal on the Distribution Date in ______________, 19__ in reduction of the related Certificate Principal Balances (thus resulting in a partial principal prepayment of the related Certificates on such date).

     Amounts on deposit in the Pre-Funding Account will be invested in Permitted Investments. All interest and any other investment earnings on amounts on deposit in the Pre-Funding Account will be deposited in the Capitalized Interest Account. The Pre-Funding Account shall not be an asset of the REMIC. All reinvestment earnings on the Pre-Funding Account shall be owned by, and be taxable to, the Seller.

Capitalized Interest Account

     On the Closing Date there will be deposited in an account (the "Capitalized Interest Account") maintained with and in the name of the Trustee on behalf of the Trust Fund a portion of the proceeds of the sale of the Certificates. The amount deposited therein will be used by the Trustee on the Distribution Dates in __________________ 19__, _____________ 19__ and
______________, 19__ to cover shortfalls in interest on the Certificates that may arise as a result of the utilization of the Pre-Funding Account for the purchase by the Trust Fund of Subsequent Mortgage Loans after the Closing Date. Any amounts remaining in the Capitalized Interest Account at the end of the Funding Period which are not needed to cover shortfalls on the Distribution Date in ___________ 19__ are required to be paid directly to the Seller.] The Capitalized Interest Account shall not be an asset of the REMIC. All reinvestment earnings on the Capitalized Interest Account shall be owned by, and be taxable to, the Seller.]

Reports to Certificateholders

     Concurrently with each distribution to the Certificateholders, the Trustee will forward to each Certificateholder a statement (based solely on information received from the Master Servicer) setting forth among other items with respect to each Distribution Date:

          (i) the aggregate amount of the distribution to each Class of Certificateholders on such Distribution Date;

          (ii) the amount of distribution set forth in paragraph (i) above in respect of interest and the amount thereof in respect of any Class Interest Carryover Shortfall, and the amount of any Class Interest Carryover Shortfall remaining;

          (iii) the amount of distribution set forth in paragraph (i) above in respect of principal and the amount thereof in respect of the Class A Principal Carryover Shortfall, and any remaining Class A Principal Carryover Shortfall;

          (iv) the amount of Excess Spread for each Loan Group and the amount applied as to a distribution on the Certificates;

          (v) the Guaranteed Principal Amount with respect to each Certificate Group, if any, for such Distribution Date;

          (vi) the amount paid under the Policy for such Distribution Date in respect of the Class Interest Distribution to each Class of Certificates;

          (vii) the Master Servicing Fee;

          (viii) the Pool Principal Balance, the Loan Group 1 Principal Balance and the Loan Group 2 Principal Balance, in each case as of the close of business on the last day of the preceding Due Period;

          (ix) the Aggregate Class A Principal Balance of each Certificate Group after giving effect to payments allocated to principal above;

          (x) the amount of overcollateralization relating to each Loan Group as of the close of business on the Distribution Date, after giving effect to distributions of principal on such Distribution Date;

          (xi) the number and aggregate Principal Balances of the Mortgage Loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Due Period;

          (xii) the book value of any real estate which is acquired by the Trust Fund through foreclosure or grant of deed in lieu of foreclosure;

          (xiii) the aggregate amount of prepayments received on the Mortgage Loans during the previous Due Period and specifying such amount for each Loan Group; and

          (xiv) the weighted average Loan Rate on the Mortgage Loans and specifying such weighted average Loan Rate for each Loan Group as of the first day of the month prior to the Distribution Date.

     In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

     Within 60 days after the end of each calendar year, the Trustee will forward to each Person, if requested in writing by such Person, who was a Certificateholder during the prior calendar year a statement containing the information set forth in clauses (ii) and (iii) above aggregated for such calendar year.

Last Scheduled Distribution Date

     The last scheduled Distribution Date for each Class of Offered Certificates is as follows: Class A-1 Certificates, ; Class A-2 Certificates, ; Class A-3 Certificates, ; Class A-4 Certificates, ; Class A-_ Certificates, ; and Class A-_ Certificates, . It is expected that the actual last Distribution Date for each Class of Offered Certificates will occur significantly earlier than such scheduled Distribution Dates. See "PREPAYMENT AND YIELD CONSIDERATIONS".

     Such last scheduled Distribution Dates are based on a 0% Prepayment Assumption with no Distributable Excess Spread used to make accelerated payments of principal to the holders of the related Offered Certificates and the assumptions set forth above under "PREPAYMENT AND YIELD CONSIDERATIONS--Weighted Average Lives"; provided that the last scheduled Distribution Dates for the Class A-5 Certificates and the Class A-6 Certificates have been calculated assuming that the Mortgage Loan in the related Loan Group having the latest maturity date allowed by the Agreement amortizes according to its terms, plus one year.

Collection and Other Servicing Procedures on Mortgage Loans

     The Master Servicer will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the Agreement, follow such collection procedures as it follows from time to time with respect to the loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the above, the Master Servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the Mortgage Loans.

     With respect to the Mortgage Loans, the Master Servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period, provided that any such arrangement is consistent with the Master Servicer's policies with respect to the mortgage loans it owns or services.

Hazard Insurance

     The Master Servicer will cause to be maintained fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time and (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan. The Master Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property and (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan. In cases in which any Mortgaged Property is located in a federally designated flood area as designated by the Federal Emergency Management Agency, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance to the extent such flood insurance is available and the Master Servicer has determined such insurance to be necessary in accordance with accepted first and second mortgage loan servicing standards, as applicable. All such flood insurance shall be in amounts equal to the lesser of (A) the amount in clause (ii) above and (B) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Master Servicer will also maintain on REO Property, to the extent such insurance is available, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Master Servicer determines that such insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions, flood insurance in an amount equal to that required above. Any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary mortgage servicing procedures) will be deposited in the Collection Account, subject to retention by the Master Servicer to the extent such amounts constitute servicing compensation or to withdrawal pursuant to the Agreement.

     In the event that the Master Servicer obtains and maintains a blanket policy as provided in the Agreement insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance of the Mortgage Loans without coinsurance, and otherwise complies with the requirements of the first paragraph of this subsection, the Master Servicer will be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage.

Realization upon Defaulted Mortgage Loans

     The Master Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into default when, in accordance with applicable servicing procedures under the Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general mortgage servicing activities, provided that the Master Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase Net Liquidation Proceeds. The Master Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to Certificateholders.

Servicing Compensation and Payment of Expenses

     With respect to each Due Period, the Master Servicer will receive from interest payments in respect of the Mortgage Loans, on behalf of itself, a portion of such interest payments as a monthly servicing fee (the "Master Servicing Fee") in the amount equal to ____% per annum (the "Master Servicing Fee Rate") on the Principal Balance of each Mortgage Loan as of the first day of each such Due Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Master Servicer as additional servicing compensation.

     The Master Servicer's right to reimbursement for unreimbursed Servicing Advances is limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Master Servicer's right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to liquidation proceeds and insurance proceeds on the related Mortgage Loan. The Master Servicer's right to such reimbursements is prior to the rights of Certificateholders. However, if any Servicing Advance or Monthly Advance is determined by the Master Servicer to be nonrecoverable from such sources, the amount of such nonrecoverable advances may be reimbursed to the Master Servicer from other amounts on deposit in the Collection Account.

     Civil Relief Act Interest Shortfalls will not be covered by the Policy, although Prepayment Interest Shortfalls, after application of the Master Servicing Fee, will be so covered. The Master Servicer is not obligated to offset any of the Master Servicing Fee against, or to provide any other funds to cover, any shortfalls in interest collections on the Mortgage Loans that are attributable to the application of the Civil Relief Act ("Civil Relief Act Interest Shortfalls"). See "RISK FACTORS--Payments on the Mortgage Loans" in this Prospectus Supplement.

Evidence as to Compliance

     The Agreement provides for delivery on or before the last day of the fifth month following the end of the Master Servicer's fiscal year, beginning in 199_, to the Trustee, the Depositor, the Certificate Insurer and the Rating Agencies of an annual statement signed by an officer of the Master Servicer to the effect that the Master Servicer has fulfilled its material obligations under the Agreement throughout the preceding fiscal year, except as specified in such statement.

     On or before the last day of the fifth month following the end of the Master Servicer's fiscal year, beginning in 199_, the Master Servicer will furnish a report prepared by a firm of nationally recognized independent public accountants (who may also render other services to the Master Servicer or the Depositor) to the Trustee, the Depositor, the Certificate Insurer and the Rating Agencies to the effect that such firm has examined certain documents and the records relating to servicing of the Mortgage Loans under the Uniform Single Attestation Program for Mortgage Bankers and such firm's conclusion with respect thereto.

     The Master Servicer's fiscal year is the calendar year.

Certain Matters Regarding the Master Servicer

     The Agreement provides that the Master Servicer may not resign from its obligations and duties thereunder, except in connection with a permitted transfer of servicing, unless (i) such duties and obligations are no longer permissible under applicable law as evidenced by an opinion of counsel delivered to the Certificate Insurer or (ii) upon the satisfaction of the following conditions: (a) the Master Servicer has proposed a successor master servicer to the Trustee in writing and such proposed successor master servicer is reasonably acceptable to the Trustee; (b) the Rating Agencies have confirmed to the Trustee that the appointment of such proposed successor master servicer as the Master Servicer will not result in the reduction or withdrawal of the then current rating of the Certificates; and (c) such proposed successor master servicer is reasonably acceptable to the Certificate Insurer. No such resignation will become effective until the Trustee or a successor master servicer has assumed the Master Servicer's obligations and duties under the Agreement.

     The Master Servicer may perform any of its duties and obligations under the Agreement through one or more subservicers or delegates, which may be affiliates of the Master Servicer. Notwithstanding any such arrangement, the Master Servicer will remain liable and obligated to the Trustee and the Certificateholders for the Master Servicer's duties and obligations under the Agreement, without any diminution of such duties and obligations and as if the Master Servicer itself were performing such duties and obligations.

     The Master Servicer may agree to changes in the terms of a Mortgage Loan, provided, however, that such changes (i) will not cause the Trust Fund to fail to qualify as a REMIC and do not adversely affect the interests of the Certificateholders or the Certificate Insurer, (ii) are consistent with prudent business practices and (iii) do not change the Loan Rate of such Mortgage Loan or extend the maturity date of such Mortgage Loan in excess of one year unless the related mortgager is in default, or such default is, in the judgment of the Master Servicer, imminent. Any changes to the terms of a Mortgage Loan that would cause the Trust Fund to fail to qualify as a REMIC, however, may be agreed to by the Master Servicer, provided that the Master Servicer has determined such changes are necessary to avoid a prepayment of such Mortgage Loan, such changes are in accordance with prudent business practices and the Master Servicer purchases such Mortgage Loan in accordance with the terms of the Agreement.

     The Agreement provides that the Master Servicer will indemnify the Trust Fund and the Trustee from and against any loss, liability, expense, damage or injury suffered or sustained as a result of the Master Servicer's actions or omissions in connection with the servicing and administration of the Mortgage Loans which are not in accordance with the provisions of the Agreement. The Agreement provides that neither the Depositor nor the Master Servicer nor their directors, officers, employees or agents will be under any other liability to the Trust Fund, the Trustee, the Certificateholders or any other person for any action taken or for refraining from taking any action pursuant to the Agreement. However, neither the Depositor nor the Master Servicer will be protected against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence of the Depositor or the Master Servicer, as the case may be, in the performance of its duties under the Agreement or by reason of reckless disregard of its obligations thereunder. In addition, the Agreement provides that the Master Servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the Agreement. The Master Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interest of the Certificateholders thereunder.

     Any corporation into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to the business of the Master Servicer shall be the successor of the Master Servicer under the Agreement, without the execution or filing of any paper or any further act on the part of any of the parties to the Agreement, anything in the Agreement to the contrary notwithstanding.

Events of Default

     "Events of Default" will consist of: (i) (A) any failure of the Master Servicer to make any required Monthly Advance or (B) any other failure of the Master Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the Agreement, which failure continues unremedied for two Business Days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Certificate Insurer or any Certificateholder; (ii) any
failure by the Master Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Agreement which, in each case, materially and adversely affects the interests of the Certificateholders or the Certificate Insurer and continues unremedied for 30 days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Certificate Insurer or any Certificateholder; (iii) any failure by the Master Servicer to make any required Servicing Advance, which failure continues unremedied for a period of 30 days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Certificate Insurer or any Certificateholder; or (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the Master Servicer and certain actions by the Master Servicer indicating insolvency, reorganization or inability to pay its obligations (an "Insolvency Event").

     Upon the occurrence and continuation beyond the applicable grace period of the event described in clause (i) (A) above, if any Monthly Advance is not made by 4:00 P.M., New York City time, on the second Business Day following written notice to the Master Servicer of such event, the Trustee will make such Monthly Advance and either the Trustee or a successor master servicer will immediately assume the duties of the Master Servicer.

     Upon removal or resignation of the Master Servicer, the Trustee will be the successor master servicer (the "Successor Master Servicer"). The Trustee, as Successor Master Servicer, will be obligated to make Monthly Advances and Servicing Advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable.

     Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (i) above for a period of ten (10) Business Days or referred to under clause (ii) above for a period of thirty (30) Business Days, shall not constitute an Event of Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event the Master Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Agreement and the Master Servicer shall provide the Trustee, the Certificate Insurer and the Certificateholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

Rights upon an Event of Default

     So long as an Event of Default remains unremedied, either the Trustee, Certificateholders holding Certificates evidencing at least 51% of the voting rights in the Trust Fund, with the consent of the Certificate Insurer, or the Certificate Insurer may terminate all of the rights and obligations of the Master Servicer under the Agreement and in and to the Mortgage Loans, whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under the Agreement and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed to all the responsibilities, duties and liabilities of the Master Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the Agreement and having a net worth of at least $50,000,000 and acceptable to the Certificate Insurer to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity unless prohibited by law. Such successor will be entitled to receive the same compensation that the Master Servicer would otherwise have received (or such lesser compensation as the Trustee and such successor may agree). A receiver or conservator for the Master Servicer may be empowered to prevent the termination and replacement of the Master Servicer if the only Event of Default that has occurred is an Insolvency Event.

Amendment

     The Agreement may be amended from time to time by the Seller, the Master Servicer, and the Trustee and with the consent of the Certificate Insurer, but without the consent of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions of the Agreement, to add to the duties of the Seller or the Master Servicer to comply with any requirements imposed by the Internal Revenue Code or any regulation thereunder, or to add or amend any provisions of the Agreement as required by the Rating Agencies in order to maintain or improve any rating of the Offered Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Seller, the Trustee, the Certificate Insurer nor the Master Servicer is obligated to obtain, maintain, or improve any such rating) or to add any other provisions with respect to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided that such action will not, as evidenced by an opinion of counsel, materially and adversely affect the interests of any Certificateholder or the Certificate Insurer; provided, further, that any such amendment will not be deemed to materially and adversely affect the Certificateholders and no such opinion will be required to be delivered if the person requesting such amendment obtains a letter from the Rating Agencies stating that such amendment would not result in a downgrading of the then current rating of the Offered Certificates. The Agreement may also be amended from time to time by the Seller, the Master Servicer, and the Trustee, with the consent of Certificateholders evidencing at least 51% of the Percentage Interests of each Class affected thereby and the Certificate Insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders, provided that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, collections of payments on the Certificates or distributions or payments under the Policy which are required to be made on any Certificate without the consent of the Certificateholder or
(ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Offered Certificates then outstanding.

Termination; Purchase of Mortgage Loans

     The Trust Fund will terminate on the Distribution Date following the later of (A) payment in full of all amounts owing to the Certificate Insurer unless the Certificate Insurer shall otherwise consent and (B) the earliest of
(i) the Distribution Date on which the Aggregate Class A Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, (iii) the optional purchase by the Master Servicer of the Mortgage Loans, as described below and (iv) the Distribution Date in [ ] on which date the Policy will be available to pay the outstanding Aggregate Class A Principal Balance of the Class A Certificates.

     Subject to provisions in the Agreement concerning adopting a plan of complete liquidation, the Master Servicer may, at its option, terminate the Agreement on any date on which the Pool Principal Balance is less than 5% of the sum of the Cut-Off Date Pool Principal Balance by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans at a price equal to the sum of the outstanding Pool Principal Balance (subject to reduction as provided in the Agreement if the purchase price is based in part on the appraised value of any REO Property included in the Trust Fund and such appraised value is less than the Principal Balance of the related Mortgage
Loan) and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the end of the Due Period preceding the final Distribution Date together with all amounts due and owing to the Certificate Insurer.

     Any such purchase shall be accomplished by deposit into the Distribution Account of the purchase price specified above.

Voting Rights

     Under the Agreement, the voting rights (the "Voting Rights") will be allocated to the Class A Certificates among such Classes in proportion to their respective Class Principal Balances. Voting Rights allocated to a Class of Certificates will be further allocated among the Certificates of such Class on the basis of their respective Percentage Interests. [So long as no Insurer Default is continuing, the Certificate Insurer will be entitled to exercise the Voting Rights of the Class A Certificates].

The Trustee

     ________________________________________, has been named Trustee pursuant to the Agreement.

     The Trustee may have normal banking relationships with the Depositor and the Master Servicer.

     The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor Trustee, as approved by the Certificate Insurer. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee, as approved by the Certificate Insurer. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

     No holder of a Certificate will have any right under the Agreement to institute any proceeding with respect to the Agreement unless such holder previously has given to the Trustee written notice of default and unless Certificateholders holding Certificates evidencing at least 51% of the Percentage Interests in the Trust Fund have made written requests upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. The Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby.

                                USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates will be applied by the Depositor towards the purchase of the Mortgage Loans.

                        FEDERAL INCOME TAX CONSEQUENCES

     An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). In the opinion of Tax Counsel, the Class A Certificates will be designated as "regular interests" in the REMIC and the Class R Certificates will be designated as the sole class of residual interests in the REMIC. See "FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC and its Holders" in the Prospectus.

     The Offered Certificates generally will be treated as debt instruments issued by the REMIC for Federal income tax purposes. Income on such Certificates must be reported under an accrual method of accounting.

     The Offered Certificates may, depending on their issue price, be issued with original issue discount ("OID") for federal income tax purposes. Holders of such Certificates issued with OID will be required to include OID in income as it accrues under a constant yield method, in advance of the receipt of cash attributable to such income. The OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6) which applies to prepayable securities such as the Offered Certificates. Until the Treasury issues guidance to the contrary, the Trustee intends to base its OID computation on Code Section 1272(a)(6) and the OID Regulations as described in the Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

     The yield used to calculate accruals of OID with respect to the Offered Certificates with OID will be the original yield to maturity of such Certificates, determined by assuming that the Mortgage Loans in Loan Group 1 will prepay in accordance with % of the Prepayment Assumption and that the Mortgage Loans in Loan Group 2 will prepay in accordance with % of the Prepayment Assumption. No representation is made as to the actual rate at which the Mortgage Loans will prepay.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The Prepayment Assumption model used in this Prospectus is based on a Constant Prepayment Rate ("CPR"). CPR represents a constant rate of prepayment on the Mortgage Loans each month relative to the aggregate outstanding principal balance of the Mortgage Loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans, and there is no assurance that the Mortgage Loans will prepay at the specified CPR. The Depositor does not make any representation about the appropriateness of the CPR model.

     In the opinion of Tax Counsel, the Offered Certificates will be treated as regular interests in a REMIC under section 860G of the Code. Accordingly, the Offered Certificates will be treated as (i) assets described in section 7701(a)(19)(C) of the Code, and (ii) "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, in each case to the extent described in the Prospectus. Interest on the Offered Certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of section 856(c)(3)(B) of the Code to the same extent that the Offered Certificates are treated as real estate assets. See "Federal Income Tax Consequences" in the Prospectus.

Backup Withholding

     Certain Certificate Owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the Offered Certificates if the Certificate Owners, upon issuance, fail to supply the Trustee or their broker with their taxpayer identification number, furnish an incorrect taxpayer identification number, fails to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fails to provide the Trustee or their broker with a certified statement, under penalty of perjury, that they are not subject to backup withholding.

     The Trustee will be required to report annually to the IRS, and to each Offered Certificateholder of record, the amount of interest paid (and OID accrued, if any) on the Offered Certificates (and the amount of interest withheld for Federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only "Class A Certificateholder" of record is Cede, as nominee for DTC, Certificate Owners and the IRS will receive tax and other information including the amount of interest paid on such Certificates owned from Participants and Indirect Participants rather than from the Trustee. (The Trustee, however, will respond to requests for necessary information to enable Participants, Indirect Participants and certain other persons to complete their reports.) Each non-exempt Certificate Owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct Federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt Certificate Owner fail to provide the required certification, the Participants or Indirect Participants (or the Paying Agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's Federal income tax liability.

     Such amounts will be deemed distributed to the affected Certificate owner for all purposes of the Certificates, the Agreement and the Policy.

     Final regulations dealing with withholding tax on income paid to foreign persons, backup withholding and related matters (the "New Withholding Regulations") were issued by the Treasury Department on October 6, 1997. The New Withholding Regulations generally will be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective Certificate Owners are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations.

Federal Income Tax Consequences to Foreign Investors

     The following information describes the United States federal income tax treatment of holders that are not United States persons ("Foreign Investors"). The term "Foreign Investor" means any person other than (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States, any state thereof or the District of Columbia, (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source, (iv) a trust fund if a court within the United States is able to exercise primary supervision over the administration of the trust fund and one or more United States persons have authority to control all substantial decisions of the trust fund, or (v) certain trusts treated as United States persons before August 20, 1996 that elect to continue to be so treated to the extent provided in regulations.

     The Code and Treasury regulations generally subject interest paid to a Foreign Investor to a withholding tax at a rate of 30% (unless such rate were changed by an applicable treaty). The withholding tax, however, is eliminated with respect to certain "portfolio debt investments" issued to Foreign Investors. Portfolio debt investments include debt instruments issued in registered form for which the United States payor receives a statement that the beneficial owner of the instrument is a Foreign Investor. The Offered Certificates will be issued in registered form, therefore if the information required by the Code is furnished (as described below) and no other exceptions to the withholding tax exemption are applicable, no withholding tax will apply to the Offered Certificates.

     For the Offered Certificates to constitute portfolio debt investments exempt from the United States withholding tax, the withholding agent must receive from the Certificate Owner an executed IRS Form W-8 or similar form signed under penalty of perjury by the Certificate Owner stating that the Certificate Owner is a Foreign Investor and providing such Certificate Owner's name and address. The statement must be received by the withholding agent in the calendar year in which the interest payment is made, or in either of the two preceding calendar years.

     A Certificate Owner that is a nonresident alien or foreign corporation will not be subject to United States federal income tax on gain realized on the sale, exchange, or redemption of such Offered Certificate, provided that
(i) such gain is not effectively connected with a trade or business carried on by the Certificate Owner in the United States, (ii) in the case of a Certificate Owner that is an individual, such Certificate Owner is not present in the United States for 183 days or more during the taxable year in which such sale, exchange or redemption occurs and (iii) in the case of gain representing accrued interest, the conditions described in the immediately preceding paragraph are satisfied.

     In addition, prospective Certificate Owners are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES - Backup Withholding".

                                  STATE TAXES

     The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Certificates should consult their own tax advisors regarding such tax consequences.

     All investors should consult their own tax advisors regarding the Federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Certificates.

                             ERISA CONSIDERATIONS

     Any Plan fiduciary which proposes to cause a Plan to acquire any of the Offered Certificates should consult with its counsel with respect to the potential consequences under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code, of the Plan's acquisition and ownership of such Certificates. See "ERISA CONSIDERATIONS" in the Prospectus.

     The U.S. Department of Labor (the "DOL") has granted to J.P. Morgan Securities Inc. (the "Underwriter") Prohibited Transaction Exemption 90-23, Application No. D-7989, 55 Fed. Reg. 20545 (1990) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to (1) the acquisition, sale and holding by Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which J.P. Morgan Securities Inc. or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied. The Exemption will apply to the acquisition, holding and resale of the Class A Certificates by a Plan, provided that certain conditions (certain of which are described below) are met.

     Among the conditions which must be satisfied for the Exemption to apply are the following:

          (1) The acquisition of the Class A Certificates by a Plan is on terms (including the price for such Certificates) that are at least as favorable to the investing Plan as they would be in an arm's-length transaction with an unrelated party;

          (2) The rights and interests evidenced by the Class A Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust Fund;

          (3) The Class A Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from S&P, Moody's, Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc. (each, a "Rating Agency");

          (4) The sum of all payments made to and retained by the Underwriter in connection with the distribution of the Class A Certificates represents not more than reasonable compensation for underwriting such Certificates; the sum of all payments made to and retained by the Seller pursuant to the sale of the Mortgage Loans to the Trust Fund represents not more than the fair market value of such Mortgage Loans; the sum of all payments made to and retained by such Servicer represents not more than reasonable compensation for any Servicer's services under the Agreement and reimbursement of such Servicer's reasonable expenses in connection therewith;

          (5) The Trustee is not an affiliate of any Underwriter, the Seller, any Servicer, the Certificate Insurer, any borrower whose obligations under one or more Mortgage Loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund, or any of their respective affiliates; and

          (6) The Plan investing in the Class A Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     On July 21, 1997, the DOL published in the Federal Register an amendment to the Exemption, which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans or other secured receivables (the "Obligations") supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period following the closing date (the "Pre-Funding Period"), instead of requiring that all such Obligations be either identified or transferred on or before the Closing Date. The relief is available when the following conditions are met:

          (1) The ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered (the "Pre-Funding Limit") must not exceed twenty-five percent (25%).

          (2) All Obligations transferred after the Closing Date (the "Additional Obligations") must meet the same terms and conditions for eligibility as the original Obligations used to create the trust, which terms and conditions have been approved by a Rating Agency.

          (3) The transfer of such Additional Obligations to the trust during the Pre-Funding Period must not result in the certificates to be covered by the Exemption receiving a lower credit rating from a Rating Agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the certificates by the trust.

          (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for all of the Obligations in the trust at the end of the Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the Obligations transferred to the trust on the Closing Date.

          (5) In order to insure that the characteristics of the Additional Obligations are substantially similar to the original Obligations which were transferred to the Trust Fund:

               (i) the characteristics of the Additional Obligations must be monitored by an insurer or other credit support provider that is independent of the depositor; or

               (ii) an independent accountant retained by the depositor must provide the depositor with a letter (with copies provided to each Rating Agency rating the certificates, the related underwriter and the related trustee) stating whether or not the characteristics of the Additional Obligations conform to the characteristics described in the related prospectus or prospectus supplement and/or pooling and servicing agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Obligations transferred to the trust as of the Closing Date.

          (6) The Pre-Funding Period must end no later than three months or 90 days after the Closing Date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an Event of Default occurs.

          (7) Amounts transferred to any pre-funding account and/or capitalized interest account used in connection with the pre-funding may be invested only in certain permitted investments ("Permitted Investments").

          (8) The related prospectus or prospectus supplement must describe:

               (i) any pre-funding account and/or capitalized interest account used in connection with a pre-funding account;

               (ii) the duration of the Pre-Funding Period;

               (iii) the percentage and/or dollar amount of the Pre-Funding Limit for the trust; and

               (iv) that the amounts  remaining in the pre-funding  account at
          the   end  of  the   Pre-Funding   Period   will  be   remitted   to
          certificateholders as repayments of principal.

          (9) The related pooling and servicing agreement must describe the Permitted Investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of Additional Obligations.

     The Underwriter believes that the Exemption as amended will apply to the acquisition and holding of the Class A Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors will be met.

     Any Plan fiduciary considering whether to purchase any Class A Certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Class A Certificates, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions.

                        LEGAL INVESTMENT CONSIDERATIONS

     The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, are legal investments for certain entities to the extent provided in SMMEA.

     Institutions whose investment activities are subject to review by federal or state regulatory authorities should consult with their counsel or the applicable authorities to determine whether an investment in the Offered Certificates complies with applicable guidelines, policy statements or restrictions. See "LEGAL INVESTMENT" in the Prospectus.

                                 UNDERWRITING

     Subject to the terms and conditions set forth in the underwriting agreement, dated ____________________ (the "Underwriting Agreement"), between the Depositor and J.P. Morgan Securities Inc. (the "Underwriter"), the Depositor has agreed to sell to the Underwriter and the Underwriter has agreed to purchase from the Depositor the Class A Certificates.

     Distributions of the Offered Certificates will be made from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates will be approximately $ , plus accrued interest, before deducting expenses payable by the Depositor, estimated to be $ in the aggregate. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

     The Depositor has been advised by the Underwriter that it presently intends to make a market in the Offered Certificates; however, it is not obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the Offered Certificates will develop.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain civil liabilities, including liabilities under the Act.

                                   EXPERTS

                                 [----------]


                                 LEGAL MATTERS

     Certain legal matters with respect to the Class A Certificates will be passed upon for the Depositor by Brown & Wood LLP, New York, New York, and for the Underwriter by ____________________.



                                    RATINGS

     It is a condition to the issuance of the Class A Certificates that they receive ratings of "AAA" by _______ and "Aaa" by ______ (each, a "Rating Agency" and together, the "Rating Agencies").

     A securities rating addresses the likelihood of the receipt by Class A Certificateholders of distributions on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Class A Certificates. The ratings on the Class A Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans or the possibility that Class A Certificateholders might realize a lower than anticipated yield.

     The ratings assigned to the Class A Certificates will depend primarily upon the creditworthiness of the Certificate Insurer. Any reduction in a rating assigned to the claims-paying ability of the Certificate Insurer below the ratings initially assigned to the Class A Certificates may result in a reduction of one or more of the ratings assigned to the Class A Certificates.

     A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.







                            INDEX OF DEFINED TERMS

TERMS                                                             PAGE







                                   ANNEX I

         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in certain limited circumstances, the globally offered Home Equity Loan Asset-Backed Certificates, Series 199___ (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Cedelbank or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through Cedelbank and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior Mortgage Pass-Through Certificates issues.

     Secondary cross-market trading between Cedelbank or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Cedelbank and Euroclear (in such capacity) and as DTC Participants.

     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. ("Cede") as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Cedelbank and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior Mortgage Pass-Through Certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through Cedelbank or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior Mortgage Pass-Through Certificates issues in same-day funds.

     Trading between Cedelbank and/or Euroclear Participants. Secondary market trading between Cedelbank Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and Cedelbank or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedelbank Participant or a Euroclear Participant, the purchaser will send instructions to Cedelbank or Euroclear through a Cedelbank Participant or Euroclear Participant at least one business day prior to settlement. Cedelbank or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedelbank Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedelbank or Euroclear cash debt will be valued instead as of the actual settlement date.

     Cedelbank Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedelbank or Euroclear. Under this approach, they may take on credit exposure to Cedelbank or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Cedelbank or Euroclear has extended a line of credit to them, Cedelbank Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedelbank Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedelbank Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Cedelbank Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     Trading between Cedelbank or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedelbank Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedelbank or Euroclear through a Cedelbank Participant or Euroclear Participant at least one business day prior to settlement. In these cases Cedelbank or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedelbank Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedelbank Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedelbank Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedelbank Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Cedelbank or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedelbank Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     (a) borrowing through Cedelbank or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedelbank or Euroclear accounts) in accordance with the clearing system's customary procedures;

     (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedelbank or Euroclear account in order to settle the sale side of the trade; or

     (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedelbank Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A beneficial owner of Global Securities holding securities through Cedelbank or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

     Exemption for non-U.S.  Persons with  effectively  connected income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owners or his agent.

     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

     The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.


The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                   SUBJECT TO COMPLETION, DATED APRIL 28, 1999


PROSPECTUS

                             Asset Backed Securities
                              (Issuable in Series)
                                ----------------

                                CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE 5 OF THIS PROSPECTUS.

                                The securities represent obligations of the trust only and do not represent an interest in or obligation of J.P. Morgan Acceptance Corporation I, the master servicer or any of their affiliates.

                                This prospectus may be used to offer and sell the securities only if accompanied by a prospectus supplement.

                                J.P. Morgan Acceptance Corporation I may periodically establish trusts which will issue securities. The securities may be in the form of asset-backed certificates or asset-backed notes. Each issue of securities will have its own series designation and will evidence interests in or obligations only of the trust established for that issuance.

                                Each trust will consist of:

                                o   mortgage loans secured by senior or junior
                                       liens on one- to four-family residential properties;
                                o   closed-end and/or revolving home equity
                                       loans secured by senior or junior liens
                                       on one- to four-family residential
                                       properties;
                                o   home improvement installment sales
                                       contracts and installment loan
                                       agreements unsecured or secured by
                                       senior or junior liens on one- to
                                       four-family residential properties or
                                       by purchase money security interests in
                                       the home improvements financed thereby;
                                o   manufactured housing installment sales
                                       contracts and installment loan
                                       agreements secured by senior or junior
                                       liens on manufactured homes or by
                                       mortgages on real estate on which the
                                       manufactured homes are located;
                                o   mortgaged backed securities issued or
                                       guaranteed by GNMA, FHLMC or FNMA; and
                                o   privately issued mortgage backed securities.

                                Each series of securities will:

                                o   either evidence beneficial ownership of a
                                       trust or be secured by the assets of a
                                       trust;
                                o   will be issued in one or more classes of
                                       securities.  A class of securities:
                                         o  will be entitled to anywhere from
                                            0% to 100% of the interest payments
                                            and principal payments on the
                                            assets of the trust;
                                         o  may be senior or subordinate in
                                            right of payment to other classes;
                                            and
                                         o  may receive payments from an
                                            insurance policy, cash account or
                                            other form of credit enhancement
                                            to cover losses on the trust assets.

No market will exist for the securities of any series before they are issued. In addition, even after the securities of a series have been issued and sold, there can be no assurance that a resale market will develop.

The securities may be offered to the public through different methods as described in "Method of Distribution" in this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

________________, 1999


 IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

We provide information to you about the securities in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to your series of securities and (b) the accompanying prospectus supplement, which describes the specific terms of your series of securities.

If the terms of a particular series of securities vary between this prospectus and the accompanying prospectus supplement, you should rely on the information in the prospectus supplement.

You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the securities in any state where the offer is not permitted.

We include cross-references in this prospectus and the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following Table of Contents and the Table of Contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

You can find a listing of the pages where capitalized terms used in this prospectus are defined under the caption "Index of Defined Terms" beginning on page 122.


                                Table of Contents

                                                Page


Risk Factors.......................................5
     Limited Resale Market for Securities..........5
     Limited Source of Payments -No Recourse to
     Seller, Depositor or Master Servicer..........5
     Limitations on the Effectiveness of Credit
       Enhancement.................................5
     Nature of Mortgages Securing the Loans........5
     Trust Subject to Environmental Risks..........7
     Value of Trust Assets.........................7
The Trust Fund.....................................7
     General.......................................7
     The Loans.....................................9
     Modification of Loans........................15
     Agency Securities............................15
     Private Mortgage-Backed Securities...........21
     Representations by Sellers or Originators;
       Repurchases................................23
     Substitution of Trust Fund Assets............25
Use of Proceeds...................................25
The Depositor.....................................25
Description of the Securities.....................25
     General......................................26
     Indexed Securities...........................28
     Distributions on Securities..................29
     Advances.....................................31
     Reports to Securityholders...................32
     Categories of Classes of Securities..........33
     Indices Applicable to Floating Rate and
       Inverse Floating Rate Classes..............36
     LIBOR........................................36
     COFI.........................................37
     Treasury Index...............................39
     Prime Rate...................................39
     Book-Entry Registration of Securities........40
Credit Enhancement................................43
     General......................................43
     Subordination................................44
     Letter of Credit.............................45
     Insurance Policies, Surety Bonds
       and Guaranties.............................45
     Over-Collateralization.......................46
     Spread Account...............................46
     Reserve Accounts.............................46
     Pool Insurance Policies......................48
     Cross-Collateralization......................49
     Other Insurance, Surety Bonds, Guaranties,
       and Letters of Credit......................50
     Derivative Products..........................50
Yield and Prepayment Considerations...............52
The Agreements....................................52
     Assignment of the Trust Fund Assets..........53
     No Recourse to Sellers, Originators,
       Depositor or Master Servicer...............55
     Payments on Loans; Deposits to Security
       Account....................................55
     Pre-Funding Account..........................57
     Sub-Servicing by Sellers.....................59
     Hazard Insurance.............................59
     Realization Upon Defaulted Loans.............61
     Servicing and Other Compensation and
       Payment of Expenses........................62
     Evidence as to Compliance....................63
     Matters Regarding the Master Servicer
       and the Depositor..........................63
     Events of Default; Rights Upon Event
       of Default.................................64
     Amendment....................................67
     Termination; Optional Termination............67
     The Trustee..................................68
Material Legal Aspects of the Loans...............68
     General......................................68
     Foreclosure/Repossession.....................69
     Environmental Risks..........................72
     Rights of Redemption.........................73
     Anti-deficiency Legislation and Other
       Limitations on Lenders.....................73
     Due-on-Sale Clauses..........................74
     Enforceability of Prepayment and Late
       Payment Fees...............................75
     Applicability of Usury Laws..................75
     The Contracts................................75
     Installment Contracts........................78
     Soldiers'and Sailors'Civil Relief Act........79
     Junior Mortgages; Rights of Senior
       Mortgagees.................................79
     The Title I Program..........................80
     Consumer Protection Laws.....................84
Federal Income Tax Consequences...................84
     General......................................84
     Taxation of Debt Securities..................85
     Taxation of the REMIC and Its Holders........90
     REMIC Expenses; Single Class REMICS..........91
     Taxation of the REMIC........................91
     Taxation of Holders of Residual
       Interest Securities........................93
     Administrative Matters.......................95
     Tax Status as a Grantor Trust................95
     Sale or Exchange.............................99
     Miscellaneous Tax Aspects....................99
     Tax Treatment of Foreign Investors...........99
     Tax Characterization of the Trust Fund
       as a Partnership..........................100
     Tax Consequences to Holders of the Notes....100
     Tax Consequences to Holders of the
       Certificates..............................102
     Taxation of Trust as FASIT..................107
     Treatment of FASIT Regular Securities.......109
     Treatment of High-Yield Interests...........110
     Tax Treatment of FASIT Ownership Securities.110
State Tax Considerations.........................111
ERISA Considerations.............................111
     General.....................................111
     Prohibited Transactions.....................112
     General.....................................112
     Plan Asset Regulation.......................112
     Exemption 83-1..............................113
     The Underwriter's Exemption.................114
     Insurance Company Purchasers................117
     Consultation with Counsel...................118
Legal Investment.................................118
Method of Distribution...........................119
Legal Matters....................................120
Financial Information............................120
Rating...........................................120
Index of Defined Terms...........................122


                                  Risk Factors

         You should consider the following risk factors in deciding whether to purchase any of the securities.

Limited Resale Market for Securities

         No market will exist for the securities of any series before they are issued. We cannot give you any assurances that a resale market will develop following the issuance and sale of any series of securities. Consequently, you may not be able to sell your securities at prices that will enable you to realize your desired yield.

Limited Source of Payments - No Recourse to Seller, Depositor or Master Servicer

         The securities of each series will be payable solely from the assets of the related trust, including any applicable credit enhancement. Moreover, at the times specified in the related prospectus supplement, some assets of the trust may be released to the seller, the depositor, the master servicer, a credit enhancement provider or other person. Once released, those assets will no longer be available to make payments to securityholders.

         The securities will not represent an interest in the seller, the depositor, the master servicer or any of their respective affiliates, nor will the securities represent an obligation of any of them. The only obligations of the seller or originator with respect to a trust is the obligation to repurchase a trust asset if the seller or originator breaches a representation and warranty concerning the related trust asset. There will be no recourse against the seller, the depositor or the master servicer if any required distribution on the securities is not made. Consequently, if payments on the trust assets are insufficient to make all payments required on the securities you may incur a loss of your investment.

Limitations on the Effectiveness of Credit Enhancement

         Credit enhancement is intended to reduce the effect of delinquent payments or loan losses on those classes of securities that have the benefit of the credit enhancement. However, the amount of any credit enhancement may decline or be depleted before the securities are paid in full. As a result, securityholders may suffer losses. In addition, credit enhancement may not cover all potential sources of loss, including, for instance, a loss resulting from fraud or negligence by a loan originator or other party.

Nature of Mortgages Securing the Loans

         o Decline in Property Values May Increase Loan Losses. If your securities represent an interest in mortgage loans or contracts or are secured by mortgage loans or contracts, your investment may be affected by a decline in property values. If the outstanding balance of a mortgage loan or contract and any secondary financing on the underlying property is greater than the value of the property, there is an increased risk of delinquency, foreclosure and loss. A decline in property values could extinguish the value of a junior mortgagee's interest in a property.

         o Delays Due to Liquidation. Substantial delays may occur before defaulted loans are liquidated and the proceeds forwarded to investors. Property foreclosure actions are regulated by state statutes and rules and are subject to many of the delays and expenses that characterize lawsuits if defenses or counterclaims are made. As a result, foreclosure actions can sometimes take several years to complete and property proceeds may not cover the defaulted loan amount. Some states prohibit a mortgage lender from obtaining a judgment against the borrower for amounts not covered by property proceeds if the property is sold outside of a judicial proceeding.

         We refer you to "Material Legal Aspects of the Loans--Anti-Deficiency Legislation and other Limitations on Lenders" for additional information.

         o Junior Liens Satisfied After Senior Liens. Mortgages or deeds of trust securing junior loans will be satisfied after the claims of the senior mortgage holders and the foreclosure costs are satisfied. In addition, a junior mortgage lender may only foreclose subject to any related senior mortgage. As a result, the junior mortgage lender generally must either pay the related senior mortgage lender in full at or before the foreclosure sale or agree to make the regular payments on the senior mortgage. Since the trust will not have any source of funds to satisfy any senior mortgage or to continue making payments thereon, the trust's ability as a practical matter to foreclose on any junior mortgage will be limited.

         o Regulated by Consumer Protection Laws. Most states have laws and public policies for the protection of consumers that prohibit unfair and deceptive practices in the origination, servicing and collection of loans, regulate interest rates and other loan changes and require licensing of loan originators and servicers. Violations of these laws may limit the ability of the master servicer to collect interest or principal on the loans and may entitle the borrowers to a refund of amounts previously paid.

         The loans may also be subject to federal laws relating to the origination and underwriting of loans. These laws

o require specified disclosures to the borrowers regarding the terms of the loans;

o prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the consumer credit protection act in the extension of credit;

o regulate the use and reporting of information related to the borrower's credit experience;

o require additional application disclosures, limit changes that may be made to the loan documents without the borrower's consent and restrict a lender's ability to declare a default or to suspend or reduce a borrower's credit limit to enumerated events;

o permit a homeowner to withhold payment if defective craftsmanship or incomplete work do not meet the quality and durability standards agreed to by the homeowner and the contractor; and

o limit the ability of the master servicer to collect full amounts of interest on some loans and interfere with the ability of the master servicer to foreclose on some properties.

         If particular provisions of these federal laws are violated, the master servicer may be unable to collect all or part of the principal or interest on the loans. The trust also could be subject to damages and administrative enforcement.

         We refer you to "Material Legal Aspects of the Loans" for additional information.

         o Non-Owner Occupied Properties. . The mortgaged properties in the trust fund may not be owner occupied. Rates of delinquencies, foreclosures and losses on mortgage loans secured by non-owner occupied properties may be higher than mortgage loans secured by a primary residence.

Trust Subject to Environmental Risks

         Under the laws of some states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, a lien to assure cleanup has priority over the lien of an existing mortgage. In addition, the holder of a mortgage, including a trust, may be held responsible for the costs associated with the clean up of hazardous substances released at a property. Those costs could result in a loss to the securityholders.

         We refer you to "Material Legal Aspects of the Loans--Environmental Risks" for additional information.

Value of Trust Assets

         There is no assurance that the value of the trust assets for any series of securities at any time will equal or exceed the principal amount of the outstanding securities of the series. If trust assets have to be sold because of an event of default or otherwise, providers of services to the trust (including the trustee, the master servicer and the credit enhancer, if any) generally will be entitled to receive the proceeds of the sale to the extent of their unpaid fees and other amounts due them before any proceeds are paid to investors. As a result, you may not receive the full amount of interest and principal due on your security.

                                 The Trust Fund

General

         The Securities of each Series will represent interests in the assets of a trust established by the Depositor (each, a "Trust Fund"), and the Notes of each Series will be secured by the pledge of the assets of the related Trust Fund. The Trust Fund for each Series will be held by the Trustee for the benefit of the related Securityholders. Each Trust Fund will consist of assets (the "Trust Fund Assets") consisting of a pool (each, a "Pool") comprised of, as specified in the related Prospectus Supplement, any one or more of the following:

                  (a) single family mortgage loans (the "Loans"), including:

                  (i) mortgage loans secured by first, second and/or more subordinate liens on one- to four-family residential properties,

                  (ii) closed-end and/or more revolving home equity loans (the "Home Equity Loans") secured by first second and/or more subordinate liens on one-to four-family residential properties,

                  (iii) home improvement installment sale contracts and installment loan agreements (the "Home Improvement Contracts") that are either unsecured or secured by first, second and/or more subordinate liens on one- to four-family residential properties, or by purchase money security interests in the home improvements financed thereby (the "Home Improvements"), including loans insured under the FHA Title I Credit Insurance program administered pursuant to the National Housing Act of 1934, and

                  (iv) manufactured housing installment sales contracts and installment loan agreements (the "Manufactured Housing Contracts," and together with the Home Improvement Contracts, the "Contracts") secured by first, second and/or more subordinate liens on Manufactured Homes or by mortgages on real estate on which the related Manufactured Homes are located;

                  (b) mortgaged-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") , the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") (the "Agency Securities");

                  (c) privately issued mortgaged-backed securities ("Private Mortgage-Backed Securities" or "PMBS"); and

                  (d) all monies due thereunder net, if and as provided in the related Prospectus Supplement, of required amounts payable to the servicer of the Loans, Agency Securities or Private Mortgaged-Backed Securities, together with payments in respect of , and other accounts, obligations or agreements, in each case, as specified in the related Prospectus Supplement.*

The Pool will be created on the first day of the month of the issuance of the related Series of Securities or any other date specified in the related Prospectus Supplement (the "Cut-off Date"). The Securities will be entitled to payment from the assets of the related Trust Fund or Funds or other assets pledged for the benefit of the Securityholders, as specified in the related Prospectus Supplement, and will not be entitled to payments in respect of the assets of any other trust fund established by the Depositor.

         The Trust Fund Assets will be acquired by the Depositor, either directly or through affiliates, from sellers (the "Sellers"). The Sellers may be affiliates of the Depositor. Loans acquired by the Depositor will have been originated in accordance with the underwriting criteria described below under "The Loans -- Underwriting Standards." The Depositor will cause the Trust Fund Assets to be assigned without recourse to the Trustee named in the related Prospectus Supplement for the benefit of the holders of the Securities of the related Series. The Master Servicer named in the related Prospectus Supplement will service the Trust Fund Assets, either directly or through other servicing institutions ("Sub-Servicers"), pursuant to a Pooling and Servicing Agreement among the Depositor, the Master Servicer and the Trustee with respect to a Series consisting of Certificates, or a master servicing agreement or a sale and servicing agreement (each, a "Master Servicing Agreement") between the Trustee and the Master Servicer with respect to a Series consisting of Certificates and Notes, and will receive a fee for its services. See "The Agreements." With respect to Loans serviced by the Master Servicer through a Sub-Servicer, the Master Servicer will remain liable for its servicing obligations under the related Agreement as if the Master Servicer alone were servicing those Loans.

         As used herein, "Agreement" means, with respect to a Series consisting of Certificates, the Pooling and Servicing Agreement, and with respect to a Series consisting of Certificates and Notes, the Trust Agreement, the Indenture and the Master Servicing Agreement, as the context requires.






----------------------------
* Whenever the terms "Pool," "Certificates," "Notes" and "Securities" are used in this Prospectus, such terms will be deemed to apply, unless the context indicates otherwise, to one specific Pool and the Securities of one Series including the Certificates representing certain undivided interests in, and/or Notes secured by the assets of, a single Trust Fund consisting primarily of the Loans, Agency Securities or Private Mortgage-Backed Securities in such Pool. Similarly, the term "Pass-Through Rate" will refer to the Pass-Through Rate borne by the Certificates and the term "interest rate" will refer to the interest rate borne by the Notes of one specific Series, as applicable, and the term "Trust Fund" will refer to one specific Trust Fund.



         If so specified in the related Prospectus Supplement, a Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "Trust Agreement") between the Depositor and the trustee of the related Trust Fund.

         With respect to each Trust Fund, prior to the initial offering of the related Series of Securities, the Trust Fund will have no assets or liabilities. No Trust Fund is expected to engage in any activities other than acquiring, managing and holding of the related Trust Fund Assets and other assets contemplated herein specified and in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and related activities. No Trust Fund is expected to have any source of capital other than its assets and any related credit enhancement.

         Unless otherwise specified in the related Prospectus Supplement, the only obligations of the Depositor with respect to a Series of Securities will be to obtain representations and warranties from the Sellers or the Originators and to assign to the Trustee for the related Series the Depositor's rights with respect to those representations and warranties. See "The Agreements -- Assignment of the Trust Fund Assets." The obligations of the Master Servicer with respect to the Loans will consist principally of its contractual servicing obligations under the related Agreement (including its obligation to enforce the obligations of the Sub-Servicers or Sellers, or both, as more fully described herein under "The Trust Fund -- Representations by Sellers or Originators; Repurchases" and "The Agreements -- Sub-Servicing By Sellers" and "-- Assignment of the Trust Fund Assets") and its obligation, if any, to make cash advances in the event of delinquencies in payments on or with respect to the Loans in the amounts described herein under "Description of the Securities -- Advances." The obligations of the Master Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement.

         The following is a brief description of the assets expected to be included in the Trust Funds. If specific information respecting the Trust Fund Assets is not known at the time the related Series of Securities initially is offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of those Securities (the "Detailed Description"). A copy of the Agreement with respect to each Series of Securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Loans, Agency Securities and/or Private Mortgage-Backed Securities relating to a Series will be attached to the Agreement delivered to the Trustee upon delivery of the Securities.

The Loans

         General. Unless otherwise specified in the related Prospectus Supplement, Loans will consist of mortgage loans or deeds of trust secured by first or subordinated liens on one- to four-family residential properties, Home Equity Loans, Home Improvement Contracts or Manufactured Housing Contracts. For purposes hereof, "Home Equity Loans" includes "Closed-End Loans" and "Revolving Credit Line Loans." If so specified, the Loans may include cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by private, non-profit, cooperative housing corporations ("Cooperatives") and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the Cooperatives' buildings. As more fully described in the related Prospectus Supplement, the Loans may be "conventional" loans or loans that are insured or guaranteed by a governmental agency such as the FHA or VA. The Loans will have been originated in accordance with the underwriting criteria specified in the related Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, all of the Loans in a Pool will have monthly payments due on the first day of each month. The payment terms of the Loans to be included in a Trust Fund will be described in the related Prospectus Supplement and may include any of the following features (or combination thereof), all as described below or in the related Prospectus Supplement:

                  (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under limited circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of those limitations. As specified in the related Prospectus Supplement, the Loans will provide either for payments in level monthly installments (except in the case of Loans with balloon payments) consisting of interest equal to one-twelfth of the specified interest rate borne by the related Loan (the "Loan Rate") times the unpaid principal balance, with the remainder of the payment applied to principal, for payments that are allocated to principal and interest according to the daily simple interest method, or for payments that are allocated to principal and interest according to the "sum of the digits" or "Rule of 78s" methods. Accrued interest may be deferred and added to the principal of a Loan for the periods and under the circumstances as may be specified in the related Prospectus Supplement. Loans may provide for the payment of interest at a rate lower than the Loan Rate for a period of time or for the life of the Loan, and the amount of any difference may be contributed from funds supplied by the seller of the Property or another source.

                  (b) Principal may be payable on a level debt service basis to fully amortize the Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Loan Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon payment"). Principal may include interest that has been deferred and added to the principal balance of the Loan.

                  (c) Monthly payments of principal and interest may be fixed for the life of the Loan, may increase over a specified period of time or may change from period to period. Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

                  (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the Loan or may decline over time, and may be prohibited for the life of the Loan or for particular periods ("lockout periods"). Some Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any subsequent prepayment. Other Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire Loan in connection with the sale or certain transfers of the related Property. Other Loans may be assumable by persons meeting the then applicable underwriting standards of the related Seller.

         A Trust Fund may contain Loans ("Buydown Loans") that include provisions whereby a third party partially subsidizes the monthly payments of the borrowers on those Loans during the early years of those Loans, the difference to be made up from a fund (a "Buydown Fund") contributed by that third party at the time of origination of the Loan. A Buydown Fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. The underlying assumption of buydown plans is that the income of the borrower will increase during the buydown period as a result of normal increases in compensation and inflation, so that the borrower will be able to meet the full loan payments at the end of the buydown period. To the extent that this assumption as to increased income is not fulfilled, the possibility of defaults on Buydown Loans is increased. The related Prospectus Supplement will contain information with respect to any Buydown Loan concerning limitations on the interest rate paid by the borrower initially, on annual increases in the interest rate and on the length of the buydown period.

         The real property which secures repayment of the Loans is referred to as the "Mortgaged Properties." Home Improvement Contracts and Manufactured Housing Contracts may, and the other Loans will, be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a Mortgaged Property. In the case of Home Equity Loans, the related liens may be subordinated to one or more senior liens on the related Mortgaged Properties as described in the related Prospectus Supplement. As specified in the related Prospectus Supplement, Home Improvement Contracts and Manufactured Housing Contracts may be unsecured or secured by purchase money security interests in the Home Improvements and Manufactured Homes financed thereby. The Mortgaged Properties, the Home Improvements and the Manufactured Homes are collectively referred to herein as the "Properties." The Properties relating to Loans will consist primarily of detached or semi-detached one- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments, and other dwelling units ("Single Family Properties") or "mixed used properties" which consist of structures of not more than three stories which include one- to four-family residential dwelling units and space used for retail, professional or other commercial uses. Properties may include vacation and second homes, investment properties and leasehold interests. In the case of leasehold interests, the term of the leasehold will exceed the scheduled maturity of the Loan by at least five years, unless otherwise specified in the related Prospectus Supplement. The Properties may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States.

         Loans with specified Loan-to-Value Ratios and/or principal balances may be covered wholly or partially by primary mortgage guaranty insurance policies (each, a "Primary Mortgage Insurance Policy"). The existence, extent and duration of any coverage provided by primary mortgage guaranty insurance policies will be described in the applicable Prospectus Supplement.

         The aggregate principal balance of Loans secured by Properties that are owner-occupied will be disclosed in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the sole basis for a representation that a given percentage of the Loans is secured by Single Family Properties that are owner-occupied will be either (i) the making of a representation by the borrower at the Loan's origination either that the underlying Property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the Property as a primary residence or (ii) a finding that the address of the underlying Property is the borrower's mailing address.

         Home Equity Loans. As more fully described in the related Prospectus Supplement, interest on each Revolving Credit Line Loan, excluding introduction rates offered from time to time during promotional periods, is computed and payable monthly on the average daily outstanding principal balance of that Loan. Principal amounts on a Revolving Credit Line Loan may be drawn down, subject to a maximum amount as set forth in the related Prospectus Supplement, or repaid under each Revolving Credit Line Loan from time to time, but may be subject to a minimum periodic payment. The related Prospectus Supplement will indicate the extent, if any, to which the Trust Fund will include any amounts borrowed under a Revolving Credit Line Loan after the Cut-off Date.

         The full amount of a Closed-End Loan is advanced at the inception of the Loan and generally is repayable in equal (or substantially equal) installments of an amount sufficient to amortize fully the Loan at its stated maturity. Except to the extent provided in the related Prospectus Supplement, the original terms to stated maturity of Closed-End Loans will not exceed 360 months. Under limited circumstances, under either a Revolving Credit Line Loan or a Closed-End Loan, a borrower may choose an interest only payment option and will be obligated to pay only the amount of interest which accrues on the Loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the Loan.

         Home Improvement Contracts. The Trust Fund Assets for a Series of Securities may consist, in whole or in part, of Home Improvement Contracts originated by a commercial bank, a savings and loan association, a commercial mortgage banker or other financial institution in the ordinary course of business. The Home Improvements securing the Home Improvement Contracts may include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. As specified in the related Prospectus Supplement, the Home Improvement Contracts will either be unsecured or secured by mortgages on Single Family Properties which are generally subordinate to other mortgages on the same Property, or secured by purchase money security interests in the Home Improvements financed thereby. Except as otherwise specified in the related Prospectus Supplement, the Home Improvement Contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement. The initial Loan-to-Value Ratio of a Home Improvement Contract is computed in the manner described in the related Prospectus Supplement.

         Manufactured Housing Contracts. The Trust Fund Assets for a Series may consist, in whole or part, of conventional manufactured housing installment sales contracts and installment loan agreements (the "Manufactured Housing Contracts" and together with the Home Improvement Contracts, the "Contracts"), originated by a manufactured housing dealer in the ordinary course of business. As specified in the related Prospectus Supplement, the Manufactured Housing Contracts will be secured by Manufactured Homes (as defined below), located in any of the fifty states or the District of Columbia or by Mortgages on the real estate on which the Manufactured Homes are located.

         Unless otherwise specified in the related Prospectus Supplement, the manufactured homes (the "Manufactured Homes") securing the Manufactured Housing Contracts will consist of manufactured homes within the meaning of 42 United States Code, Section 5402(6), which defines a "manufactured home" as "a structure, transportable in one or more sections, which, in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air conditioning and electrical systems contained therein; except that the term shall include any structure which meets all the requirements of [this] paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under [this] chapter."

         Manufactured Homes, unlike Mortgaged Properties, and Home Improvements, generally depreciate in value. Consequently, at any time after origination it is possible, especially in the case of Contracts with high Loan-to-Value Ratios at origination, that the market value of a Manufactured Home or Home Improvement may be lower than the principal amount outstanding under the related Contract.

         Additional Information. Each Prospectus Supplement will contain information, as of the date of that Prospectus Supplement and to the extent then specifically known to the Depositor, with respect to the Loans contained in the related Pool, including:

                  (i) the aggregate outstanding principal balance and the average outstanding principal balance of the Loans as of the applicable Cut-off Date,

                  (ii) the type of property securing the Loan (e.g., single family residences, individual units in condominium apartment buildings, two- to four-family dwelling units, other real property, Home Improvements or Manufactured Homes),

                 (iii) the original terms to maturity of the Loans,

                  (iv) the largest principal balance and the smallest principal balance of any of the Loans,

                   (v) the earliest origination date and latest maturity date of any of the Loans,

                  (vi) the Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, of the Loans,

                  (vii) the Loan Rates or annual percentage roes ("APR") or range of Loan Rates or APR's borne by the Loans,

                  (viii) the maximum and minimum per annum Loan Rates, and

                    (ix) the geographical location of the Loans.

If specific information respecting the Loans is not known to the Depositor at the time the related Securities are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in the Detailed Description.

         The "Loan-to-Value Ratio" of a Loan at any given time is the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Loan and the denominator of which is the Collateral Value of the related Property. Except as otherwise specified in the related Prospectus Supplement, the "Combined Loan-to-Value Ratio" of a Loan at any given time is the ratio, expressed as a percentage, of

                  (i) the sum of (a) the original principal balance of the Loan (or, in the case of a Revolving Credit Line Loan, the maximum amount thereof available) and (b) the outstanding principal balance at the date of origination of the Loan of any senior mortgage loan(s) or, in the case of any open-ended senior mortgage loan, the maximum available line of credit with respect to that mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the Loan, to

                  (ii) the Collateral Value of the related Property.

Except as otherwise specified in the related Prospectus Supplement, the "Collateral Value" of the Property, other than with respect to some Loans the proceeds of which were used to refinance an existing mortgage loan (each, a "Refinance Loan"), is the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of that Loan and (b) the sales price for that Property. In the case of Refinance Loans, the "Collateral Value" of the related Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing.

         No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Loans. If the residential real estate market should experience an overall decline in property values such that the sum of the outstanding principal balances of the Loans and any primary or secondary financing on the Properties, as applicable, in a particular Pool become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Pool. To the extent that losses are not covered by subordination provisions or alternative arrangements, those losses will be borne, at least in part, by the holders of the Securities of the related Series.

         Underwriting Standards. The Loans will be acquired by the Depositor, either directly or through affiliates, from the Sellers. The Depositor does not originate Loans and has not identified specific Originators or Sellers of Loans from whom the Depositor, either directly or through affiliates, will purchase Loans. Unless otherwise specified in the related Prospectus Supplement, the Loans will be originated in accordance with the following underwriting criteria. Each Seller or Originator will represent and warrant that all Loans originated and/or sold by it to the Depositor or one of its affiliates will have been underwritten in accordance with standards consistent with those utilized by lenders generally during the period of origination for similar types of loans. As to any Loan insured by the FHA or partially guaranteed by the VA, the Seller or Originator will represent that it has complied with underwriting policies of the FHA or the VA, as the case may be.

         Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related Mortgaged Property, Home Improvements or Manufactured Home, as applicable, as collateral. The specific underwriting guidelines used by the Originator or the Seller will be described in the related Prospectus Supplement.

         The maximum loan amount will vary depending upon a borrower's credit grade and loan program but will not generally exceed an amount specified in the related Prospectus Supplement. Variations in maximum loan amount limits will be permitted based on compensating factors. Compensating factors may generally include, but are not limited to, and to the extent specified in the related Prospectus Supplement, low loan-to-value ratio, low debt-to-income ratio, stable employment, favorable credit history and the nature of the underlying first mortgage loan, if applicable.

Modification of Loans

         The Master Servicer may agree, subject to the terms and conditions set forth in the related Agreement, to modify, waive or amend any term of a Loan in a manner that is consistent with the servicing standard set forth in the related Agreement and related Prospectus Supplement; provided however, that the modification, waiver or amendment may not affect the tax status of the Trust Fund or cause any tax to be imposed on the Trust Fund or materially impair the security for the related Loan.

Agency Securities

         Government National Mortgage Association. GNMA is a wholly-owned corporate instrumentality of the United States within the United Stated Department of Housing and Urban Development ("HUD"). Section 306(g) of Title II of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to, among other things, guarantee the timely payment of he principal of and interest on certificates which represent an interest in a pool of mortgage loans insured by the FHA under the Housing Act or Title V of the Housing Act of 1949 ("FHA Loans"), or partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or chapter 37 of Title 38, United States Code ("VA Loans").

         Section 306 (g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under this subsection." In order to meet its obligations under any guarantee under Section 306 (g) of the Housing Act, GNMA may, under Section 306(d) of the Housing Act, borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitations as to amount, to perform its obligations under its guarantee.

         GNMA Certificates. Each GNMA Certificate held in a Trust Fund (which may be a GNMA I Certificate or a GNMA II Certificate) will be a "fully modified pass-through" mortgaged-backed certificate issued and serviced by a mortgage banking company or other financial concern ("GNMA Issuer") approved by GNMA or approved by FNMA as a seller-servicer of FHA Loans and/or VA Loans. The mortgage loans underlying the GNMA Certificates held in a Trust Fund will consist of FHA Loans and/or VA Loans. Each mortgage loan of this type is secured by a one- to four-family residential property or a manufactured home. GNMA will approve the issuance of each GNMA Certificate in accordance with a guaranty agreement (a "Guaranty Agreement") between GNMA and the GNMA Issuer. Pursuant to its Guaranty Agreement, a GNMA Issuer will be required to advance its own funds in order to make timely payments of all amounts due on each of the related GNMA Certificates, even if the payments received by the GNMA Issuer on the FHA Loans or VA Loans underlying each of those GNMA Certificates are less than the amounts due on those GNMA Certificates.

         The full and timely payment of principal of and interest on each GNMA Certificate will be guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States. Each GNMA Certificate will have an original maturity of not more than 40 years (but may have original maturities of substantially less than 40 years). Each GNMA Certificate will provide for the payment by or on behalf of the GNMA Issuer to the registered holder of the GNMA Certificate of scheduled monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly principal and interest payment on each FHA Loan or VA Loan underlying the GNMA Certificate, less the applicable servicing and guarantee fee which together equal the difference between the interest on the FHA Loans or VA Loans and the pass-through rate on the GNMA Certificate. In addition, each payment will include proportionate pass-through payments of any prepayments of principal on the FHA Loans or VA Loans underlying the GNMA Certificate and liquidation proceeds in the event of a foreclosure or other disposition of any the related FHA Loans or VA Loans.

         If a GNMA Issuer is unable to make the payments on a GNMA Certificate as it becomes due, it must promptly notify GNMA and request GNMA to make the payment. Upon notification and request, GNMA will make payments directly to the registered holder of a GNMA Certificate. In the event no payment is made by a GNMA Issuer and the GNMA Issuer fails to notify and request GNMA to make the payment, the holder of the related GNMA Certificate will have recourse only against GNMA to obtain the payment. The Trustee or its nominee, as registered holder of the GNMA Certificates held in a Trust Fund, will have the right to proceed directly against GNMA under the terms of the Guaranty Agreements relating to the GNMA Certificates for any amounts that are not paid when due.

         All mortgage loans underlying a particular GNMA Certificate must have the same interest rate (except for pools of mortgage loans secured by manufactured homes) over the term of the loan. The interest rate on a GNMA I Certificate will equal the interest rate on the mortgage loans included in the pool of mortgage loans underlying the GNMA I Certificate, less one-half percentage point per annum of the unpaid principal balance of the mortgage loans.

         Mortgage loans underlying a particular GNMA II Certificate may have per annum interest rates that vary from each other by up to one percentage point. The interest rate on each GNMA II Certificate will be between one-half percentage point and one and one-half percentage points lower than the highest interest rate on the mortgage loans included in the pool of mortgage loans underlying the GNMA II Certificate (except for pools of mortgage loans secured by manufactured homes).

         Regular monthly installment payments on each GNMA Certificate held in a Trust Fund will be comprised of interest due as specified on a GNMA Certificate plus the scheduled principal payments on the FHA Loans or VA Loans underlying a GNMA Certificate due on the first day of the month in which the scheduled monthly installments on a GNMA Certificate is due. Regular monthly installments on each GNMA Certificate are required to be paid to the Trustee as registered holder by the 15th day of each month in the case of a GNMA I Certificate and are required to be mailed to the Trustee by the 20th day of each month in the case of a GNMA II Certificate. Any principal prepayments on any FHA Loans or VA Loans underlying a GNMA Certificate held in a Trust Fund or any other early recovery of principal on a loan will be passed through to the Trustee as the registered holder of a GNMA Certificate.

         GNMA Certificates may be backed by graduated payment mortgage loans or by "buydown" mortgage loans for which funds will have been provided (and deposited into escrow accounts) for application to the payment of a portion of the borrowers' monthly payments during the early years of the mortgage loan. Payments due the registered holders of GNMA Certificates backed by pools containing "buydown" mortgage loans will be computed in the same manner as payments derived from other GNMA Certificates and will include amounts to be collected from both the borrower and the related escrow account. The graduated payment mortgage loans will provide for graduated interest payments that, during the early years of the mortgage loans, will be less than the amount of stated interest on the mortgage loans. The interest not so paid will be added to the principal of the graduated payment mortgage loans and, together with interest thereon, will be paid in subsequent years. The obligations of GNMA and of a GNMA Issuer will be the same irrespective of whether the GNMA Certificates are backed by graduated payment mortgage loans or "buydown" mortgage loans. No statistics comparable to the FHA's prepayment experience on level payment, non-buydown loans are available in inspect of graduated payment or buydown mortgages. GNMA Certificates related to a Series of Certificates may be held in book-entry form.

         GNMA also guarantees the timely payment of principal of and interest on "fully modified pass-through" mortgage-backed securities issued and serviced by certain mortgage banking companies and other financial concerns ("FNMA Project Issuers") based upon and backed by pools of multi-family residential mortgage loans coinsured by FHA and GNMA Project Issuers under the Housing Act ("GNMA Project Certificates"). The Prospectus Supplement for a Series of Certificates that includes GNMA Project Certificates will set forth additional information regarding the GNMA guaranty program, servicing of the mortgage pool, the payment of principal and interest on GNMA Project Certificates and other matters with respect to multi-family residential mortgage loans that qualify for the GNMA guaranty.

         Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act (the "Charter Act"). FNMA was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968.

         FNMA provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, FNMA helps to redistribute mortgage funds from capital-surplus to capital-short areas.

         FNMA Certificates. FNMA Certificates are either Guaranteed Mortgage Pass-Through Certificates ("FNMA MBS") or Stripped Mortgage-Backed Securities ("FNMA SMBS"). The following discussion of FNMA Certificates applies equally to both FNMA MBS and FNMA SMBS, except as otherwise indicated. Each FNMA Certificate included in the Trust Fund for a Series will represent a fractional undivided interest in a pool of mortgage loans formed by FNMA. Each pool formed by FNMA will consist of mortgage loans of one of the following types:

                  (i)  fixed-rate level installment conventional mortgage loans;

                  (ii) fixed-rate level installment mortgage loans that are insured by FHA or partially guaranteed by the VA;

                  (iii) adjustable rate conventional mortgage loans or

                  (iv) adjustable rate mortgage loans that are insured by the FHA or partially guaranteed by the VA. Each mortgage loan must meet the applicable standards set forth under the FNMA purchase program. Each of those mortgage loans will be secured by a first lien on a one- to four-family residential property.

Each FNMA Certificate will be issued pursuant to a trust indenture. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a FNMA Certificate are expected to be between either 8 to 15 years or 20 to 40 years. The original maturities of substantially all of the fixed rate level payment FHA Loans or VA Loans are expected to be 30 years.

         Mortgage loans underlying a FNMA Certificate may have annual interest rates that vary by as much as two percentage points from each other. The rate of interest payable on a FNMA MBS (and the series pass-through rate payable with respect to a FNMA SMBS) is equal to the lowest interest rate of any mortgage loan in the related pool, less a specified minimum annual percentage representing servicing compensation and FNMA's guaranty fee. Under a regular servicing option (pursuant to which the mortgagee or other servicer assumes the entire risk of foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will be between 50 basis points and 250 basis points greater than the annual pass-through rate if a FNMA MBS or the series pass-through rate if a FNMA SMBS; and under a special servicing option (pursuant to which FNMA assumes the entire risk for foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will generally be between 55 basis points and 255 basis points greater than the annual FNMA Certificate pass-through rate if a FNMA MBS, or the series pass-through rate if a FNMA SMBS.

         FNMA guarantees to each registered holder of a FNMA Certificate that it will distribute on a timely basis amounts representing that holder's proportionate share of scheduled principal and interest payments at the applicable pass-through rate provided for by the FNMA Certificate on the underlying mortgage loans, whether or not received, and the holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not the principal amount is actually recovered. The obligations of FNMA under its guarantees are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the United States. If FNMA were unable to satisfy its obligations, distributions to holders of FNMA Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FNMA Certificates would be affected by delinquent payments and defaults on those mortgage loans.

         FNMA SMBS are issued in series of two or more classes, with each class representing a specified undivided fractional interest in principal distributions and interest distributions (adjusted to the series pass-through rate) on the underlying pool of mortgage loans. The fractional interests of each class in principal and interest distributions are not identical, but the classes in the aggregate represent 100% of the principal distributions and interest distributions (adjusted to the series pass-through rate) on the respective pool. Because of the difference between the fractional interests in principal and interest of each class, the effective rate of interest on the principal of each class of FNMA SMBS may be significantly higher or lower than the series pass-through rate and/or the weighted average interest rate of the underlying mortgage loans.

         Unless otherwise specified by FNMA, FNMA Certificates evidencing interests in pools of mortgages formed on or after May 1, 1985 will be available in book-entry form only. Distributions of principal and interest on each FNMA Certificate will be made by FNMA on the 25th day of each month to the persons in whose name the FNMA Certificate is entered in the books of the Federal Reserve Banks (or registered on the FNMA Certificate register in the case of fully registered FNMA Certificates) as of the close of business on the last day of the preceding month. With respect to FNMA Certificates issued in book-entry form, distributions thereon will be made by wire, and with respect to fully registered FNMA Certificates, distributions thereon will be made by check.

         Federal Home Loan Mortgage Corporation. FHLMC is a publicly held United States government sponsored enterprise created pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The common stock of FHLMC is owned by the Federal Home Loan Banks. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of FHLMC currently consists of the purchase of first lien conventional mortgage loans FHA Loans, VA Loans or participation interests in those mortgage loans and the sale of the loans or participations so purchased in the form of mortgage securities, primarily FHLMC Certificates. FHLMC is confined to purchasing, so far as practicable, mortgage loans that it deems to be of the quality, type and class which meet generally the purchase standards imposed by private institutional mortgage investors.

         FHLMC Certificates. Each FHLMC Certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien conventional loans, FHA Loans or VA Loans (a "FHLMC Certificate Group"). FHLMC Certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A FHLMC Certificate may be issued under either FHLMC's Cash Program or Guarantor Program. Unless otherwise described in the Prospectus Supplement, mortgage loans underlying the FHLMC Certificates held by a Trust Fund will consist of mortgage loans with original terms to maturity of between 10 and 40 years. Each of those mortgage loans must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate Group may include whole loans, participation interests in whole loans and undivided interests in whole loans and/or participations comprising another FHLMC Certificate Group. Under the Guarantor Program, any FHLMC Certificate Group may include only whole loans or participation interests in whole loans.

         FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable certificate rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the FHLMC Certificate Group represented by a FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate receipt by a holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of that holder's pro rata share thereof, but does not, except if and to the extent specified in the Prospectus Supplement for a Series of Certificates guarantee the timely payment of scheduled principal. Under FHLMC's Gold PC Program, FHLMC guarantees the timely payment of principal based on the difference between the pool factor published in the month preceding the month of distribution and the pool factor published in the related month of distribution. Pursuant to its guarantees, FHLMC indemnifies holders of FHLMC Certificates against any diminution in principal by reason of charges for property repairs, maintenance and foreclosure. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than (i) 30 days following foreclosure sale, (ii) 30 days following payment of the claim by any mortgage insurer, or (iii) 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying FHLMC Certificates, including the timing of demand for acceleration, FHLMC reserves the right to exercise its judgment with respect to the mortgage loans in the same manner as for mortgage loans which it has purchased but not sold. The length of time necessary for FHLMC to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor, and FHLMC has not adopted standards which require that the demand be made within any specified period.

         FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by, nor entitled to, the full faith and credit of the United States. If FHLMC were unable to satisfy its obligations, distributions to holders of FHLMC Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FHLMC Certificates would be affected by delinquent payments and defaults on those mortgage loans.

         Registered holders of FHLMC Certificates are entitled to receive their monthly pro rata share of all principal payments on the underlying mortgage loans received by FHLMC, including any scheduled principal payments, full and partial prepayments of principal and principal received by FHLMC by virtue of condemnation, insurance, liquidation or foreclosure, and repurchases of the mortgage loans by FHLMC or the seller thereof. FHLMC is required to remit each registered FHLMC Certificateholder's pro rata share of principal payments on the underlying mortgage loans, interest at the FHLMC pass-through rate and any other sums like prepayment fees, within 60 days of the date on which those payments are deemed to have been received by FHLMC.

         Under FHLMC's Cash Program, with respect to pools formed prior to June 1, 1987, there is no limitation on be amount by which interest rates on the mortgage loans underlying a FHLMC Certificate may exceed the pass-through rate on the FHLMC Certificate. With respect to FHLMC Certificates issued on or after June 1, 1987, the maximum interest rate on the mortgage loans underlying those FHLMC Certificates may exceed the pass-through rate of the FHLMC Certificates by 50 to 100 basis points. Under that program, FHLMC purchases groups of whole mortgage loans from sellers at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which when applied to the interest rate of the mortgage loans and participations purchased, results in the yield (expressed as a percentage) required by FHLMC. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance. The range of interest rates on the mortgage loans and participations in a FHLMC Certificate Group under the Cash Program will vary since mortgage loans and participations are purchased and assigned to a FHLMC Certificate Group based upon their yield to FHLMC rather than on the interest rate on the underlying mortgage loans.

         Under FHLMC's Guarantor Program, the pass-through rate on a FHLMC Certificate is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of FHLMC's management and guaranty income as agreed upon between the seller and FHLMC. For FHLMC Certificate Groups formed under the Guarantor Program with certificate numbers beginning with 18-012, the range between the lowest and the highest annual interest rates on the mortgage loans in a FHLMC Certificate Group may not exceed two percentage points.

         FHLMC Certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a FHLMC Certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser became a registered holder of the FHLMC Certificates. Thereafter, the remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts with respect to FHLMC Certificates sold by FHLMC on or after January 2, 1985, and makes payments of principal and interest each month to the registered holders thereof in accordance with the holders' instructions.

         FHLMC also issues mortgage participation certificates representing an undivided interest in a group of multi-family residential mortgage loans or participations in multi-family residential mortgage loans purchased by FHLMC ("FHLMC Project Certificates"). The Prospectus Supplement for a Series of Securities issued by a Trust Fund that includes FHLMC Project Certificates will set forth additional information regarding multi-family residential mortgage loans that qualify for purchase by FHLMC.

         Stripped Mortgage-Backed Securities. Agency Securities may consist of one or more stripped mortgage-backed securities, each as described herein and in the related Prospectus Supplement. Each Agency Security which consists of one or more stripped mortgage-backed securities will represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal and interest distributions (but not all of those distributions) on particular FHLMC, FNMA, GNMA or other government agency or government-sponsored agency Certificates. The underlying securities will be held under a trust agreement by FHLMC, FNMA, GNMA or another government agency or government-sponsored agency, each as trustee, or by another trustee named in the related Prospectus Supplement. FHLMC, FNMA, GNMA or another government agency or government-sponsored agency will guarantee each stripped Agency Security to the same extent as the applicable entity guarantees the underlying securities backing the stripped Agency Security, unless otherwise specified in the related Prospectus Supplement.

         Other Agency Securities. If specified in the related Prospectus Supplement, a Trust Fund may include other mortgage pass-through certificates issued or guaranteed by GNMA, FNMA, FHLMC or other government agencies or government-sponsored agencies. The characteristics of any other mortgage pass-through certificates issued or guaranteed by GNMA, FNMA, FHLMC or other government agencies or government-sponsored agencies will be described in that Prospectus Supplement. If so specified, a combination of different types of Agency Securities may be held in a Trust Fund.

Private Mortgage-Backed Securities

         General. Private Mortgage-Backed Securities may consist of (a) mortgage pass-through certificates evidencing an undivided interest in a pool of single-family mortgage loans, or (b) collateralized mortgage obligations ("CMO's") secured by single-family mortgage loans. Private Mortgage-Backed Securities will have been issued pursuant to a PMBS agreement (the "PMBS Agreement"). The seller/servicer of the underlying mortgage loans (the "PMBS Servicer") will have entered into the PMBS Agreement with a trustee (the "PMBS Trustee") under the PMBS Agreement. The PMBS Trustee or its agent, or a custodian, will possess the mortgage loans underlying the Private Mortgage-Backed Security. Mortgage loans underlying a Private Mortgage-Backed Security will be serviced by the PMBS Servicer directly or by one or more sub-servicers who may be subject to the supervision of the PMBS Servicer.

         The Issuer of the PMBS (the "PMBS Issuer") will be a financial institution or other entity engaged generally in the business of mortgage lending or the acquisition of mortgage loans, a public agency or instrumentality of a state, local or federal government, or a limited purpose or other corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to those trusts and selling beneficial interests in those trusts. If so specified in the Prospectus Supplement, the PMBS Issuer may be an affiliate of the Depositor. If the PMBS Issuer is not an affiliate of the Depositor, the related PMBS:

                  (i) will be acquired in the secondary market and not pursuant to an initial offering of the PMBS,

                  (ii) the related PMBS Issuer will generally not be involved in the issuance of the Securities other than as set forth in the next two succeeding sentences and

                  (iii) the PMBS have previously been registered under the Securities Act of 1933, as amended or will be freely transferable pursuant to Rule 144(k) promulgated under the Act.

The obligations of the PMBS Issuer will generally be limited to representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related Prospectus Supplement, the PMBS Issuer will not have guaranteed any of the assets conveyed to the related trust or any of the Private Mortgage-Backed Securities issued under the PMBS Agreement. Additionally, although the mortgage loans underlying the Private Mortgage-Backed Securities may be guaranteed by an agency or instrumentality of the United States, the Private Mortgage-Backed Securities themselves will not be so guaranteed.

         Distributions of principal and interest will be made on the Private Mortgage-Backed Securities on the dates specified in the related Prospectus Supplement. The Private Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Mortgage-Backed Securities by the PMBS Trustee or the PMBS Servicer. The PMBS Issuer or the PMBS Servicer may have the fight to repurchase assets underlying the Private Mortgage-Backed Securities after a specified date or under other circumstances specified in the related Prospectus Supplement.

         Underlying Loans. The mortgage loans underlying the Private Mortgage-Backed Securities may consist of, but are not limited to, fixed rate, level payment, fully amortizing or graduated payment mortgage loans, buydown loans, adjustable rate mortgage loans, loans having balloon or other special payment features, home equity loans, including closed-end loans and revolving lines of credit, home improvement contracts, manufactured housing contracts and cooperative loans. The mortgage loans underlying Private Mortgage-Backed Securities may be Single Family Loans or Multifamily Loans. Unless otherwise specified in the related Prospectus Supplement,

                  (i) no mortgage loan underlying the Private Mortgage-Backed Securities will have had a Combined Loan-to-Value Ratio at origination in excess of the percentage set forth in the related Prospectus Supplement,

                  (ii) each underlying mortgage loan will have had an original term to stated maturity of not less than 5 years and not more than 40 years,

                  (iii) each underlying mortgage loan, other than Cooperative Loans, will be required to be covered by a standard hazard insurance policy, which may be a blanket policy, and

                  (iv) each mortgage loan other than Cooperative Loans or Contracts secured by a Manufactured Home, will be covered by a title insurance policy.

         Credit Support Relating to Private Mortgage-Backed Securities. Credit support in the form of subordination of other private mortgage certificates issued under the PMBS Agreement, reserve funds, insurance policies, letters of credit, financial guaranty insurance policies, guarantees or other types of credit support may be provided with respect to the mortgage loans underlying the Private Mortgage-Backed Securities or with respect to the Private Mortgage-Backed Securities themselves.

         Additional Information. The Prospectus Supplement for a Series for which the related Trust Fund includes Private Mortgage-Backed Securities will specify:

                  (i) the aggregate approximate principal amount and type of the Private Mortgage-Backed Securities to be included in the Trust Fund,

                  (ii) characteristics of the mortgage loans underlying the Private Mortgage-Backed Securities including (A) the payment features of the mortgage loans, (B) the approximate aggregate principal balance, if known, of underlying mortgage loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the underlying mortgage loans, and (D) the minimum and maximum stated maturities of the underlying mortgage loans at origination,

                  (iii) the maximum original term-to-stated maturity of the Private Mortgage-Backed Securities,

                  (iv) the weighted average term-to-stated maturity of the Private Mortgage-Backed Securities,

                  (v) the pass-through or certificate rate of the Private Mortgage-Backed Securities,

                  (vi) the weighted average pass-through or certificate rate of the Private Mortgage-Backed Securities,

                  (vii) the PMBS Issuer, the PMBS Servicer (if other than the PMBS Issuer) and the PMBS Trustee for the Private Mortgage-Backed Securities,

                  (viii) characteristics of credit support, if any, like reserve funds, insurance policies, letters of credit or guarantees relating to the mortgage loans underlying the Private Mortgage-Backed Securities or to the Private Mortgage-Backed Securities themselves,

                  (ix) the terms on which the underlying mortgage loans for the Private Mortgage-Backed Securities may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Mortgage-Backed Securities and

                  (x) the terms on which other mortgage loans may be substituted for those originally underlying the Private Mortgage-Backed Securities.

Representations by Sellers or Originators; Repurchases

         Each Seller or Originator will have made representations and warranties in respect of the Loans sold by that Seller or originated by that Originator and evidenced by all, or a part, of a Series of Securities. Except as otherwise specified in the related Prospectus Supplement, the representations and warranties include, among other things:

                  (i) that title insurance (or in the case of Properties located in areas where those policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy were effective at origination of each Loan, other than a Cooperative Loan, and that each policy (or certificate of title as applicable) remained in effect on the date of purchase of the Loan from the Originator by the Seller or the Depositor or from the Seller by or on behalf of the Depositor;

                  (ii) that the Seller or Originator had good title to each Loan and that Loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement may forgive some indebtedness of a borrower;

                  (iii) that each Loan constituted a valid lien on, or a perfected security interest with respect to, the Property (subject only to permissible liens disclosed, if applicable, title insurance exceptions, if applicable, and other exceptions described in the Agreement) and that the Property was free from damage and was in acceptable condition;

                  (iv) that there were no delinquent tax or assessment liens against the Property;

                  (v) that no required payment on a Loan was delinquent more than the number of days specified in the related Prospectus Supplement; and

                  (vi) that each Loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws and regulations in all material respects.

         If so specified in the related Prospectus Supplement, the representations and warranties of a Seller or Originator in respect of a Loan will be made not as of the Cut-off Date but as of the date on which the applicable Originator sold the Loan to the Seller or the Depositor or the applicable Seller sold the Loan to the Depositor or one of its affiliates. Under those circumstances, a substantial period of time may have elapsed between the sale date and the date of initial issuance of the Series of Securities evidencing an interest in the Loan. Since the representations and warranties of a Seller or Originator do not address events that may occur following the sale of a Loan by that Seller or Originator, its repurchase obligation described below will not arise if the relevant event that would otherwise have given rise to a repurchase obligation with respect to a Loan occurs after the date of sale of the Loan by the applicable Originator to the Seller or the Depositor or by the applicable Seller to the Depositor or its affiliates. However, the Depositor will not include any Loan in the Trust Fund for any Series of Securities if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties of a Seller or Originator will not be accurate and complete in all material respects in respect of the Loan as of the date of initial issuance of the related Series of Securities. If the Master Servicer is also a Seller or Originator of Loans with respect to a particular Series of Securities, the representations will be in addition to the representations and warranties made by the Master Servicer in its capacity as a Master Servicer.

         The Master Servicer or the Trustee, if the Master Servicer is the Seller or Originator, will promptly notify the relevant Seller or Originator of any breach of any representation or warranty made by it in respect of a Loan which materially and adversely affects the interests of the Securityholders in the Loan. Unless otherwise specified in the related Prospectus Supplement, if the applicable Seller or Originator cannot cure a breach within 90 days following notice from the Master Servicer or the Trustee, as the case may be, then that Seller or Originator will be obligated either (i) to repurchase the Loan from the Trust Fund at a price (the "Purchase Price") equal to 100% of the unpaid principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month of repurchase at the Loan Rate (less any Advances or amount payable as related servicing compensation if the Seller or Originator is the Master Servicer) or (ii) substitute for the Loan a replacement loan that satisfies the criteria specified in the related Prospectus Supplement. If a REMIC election is to be made with respect to a Trust Fund, unless otherwise specified in the related Prospectus Supplement, the Master Servicer or a holder of the related residual certificate generally will be obligated to pay any prohibited transaction tax which may arise in connection with any repurchase or substitution and the Trustee must have received a satisfactory opinion of counsel that the repurchase or substitution will not cause the Trust Fund to lose its status as a REMIC or otherwise subject the Trust Fund to a prohibited transaction tax. The Master Servicer may be entitled to reimbursement for any payment from the assets of the related Trust Fund or from any holder of the related residual certificate. See "Description of the Securities -- General." Except in those cases in which the Master Servicer is the Seller or Originator, the Master Servicer will be required under the applicable Agreement to enforce this obligation for the benefit of the Trustee and the holders of the Securities, following the practices it would employ in its good faith business judgment were it the owner of the Loan. This repurchase or substitution obligation will constitute the sole remedy available to holders of Securities or the Trustee for a breach of representation by a Seller or Originator.

         Neither the Depositor nor the Master Servicer, unless the Master Servicer is the Seller or Originator, will be obligated to purchase or substitute a Loan if a Seller or Originator defaults on its obligation to do so, and no assurance can be given that Sellers or Originators will carry out their respective repurchase or substitution obligations with respect to Loans. However, to the extent that a breach of a representation and warranty of a Seller or Originator may also constitute a breach of a representation made by the Master Servicer, the Master Servicer may have a repurchase or substitution obligation as described below under "The Agreements -- Assignment of Trust Fund Assets."

Substitution of Trust Fund Assets

         Substitution of Trust Fund Assets will be permitted in the event of breaches of representations and warranties with respect to any original Trust Fund Asset or in the event the documentation with respect to any Trust Fund Asset is determined by the Trustee to be incomplete. The period during which the substitution will be permitted generally will be indicated in the related Prospectus Supplement. Substitution of Trust Fund Assets will be permitted if, among other things, the credit criteria relating to the origination of the initial Trust Fund Assets is the same as the credit criteria relating to the origination of the substitute Trust Fund Assets. The related Prospectus Supplement will describe any other conditions upon which Trust Fund Assets may be substituted for Trust Fund Assets initially included in the Trust Fund.

                                 Use of Proceeds

         The Depositor will apply all or substantially all of the net proceeds from the sale of each Series of Securities for one or more of the following purposes:

                  (i)  to purchase the related Trust Fund Assets,

                  (ii) to establish any Pre-Funding Account, Capitalized Interest Account or Reserve Account as described in the related Prospectus Supplement and

                  (iii) to pay the costs of structuring and issuing the Securities, including the costs of obtaining any credit enhancement as described under "Credit Enhancement".

The Depositor expects to sell Securities in Series from time to time, but the timing and amount of offerings of Securities will depend on a number of factors, including the volume of Trust Fund Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                                  The Depositor

         J.P. Morgan Acceptance Corporation I, the Depositor, is a direct, wholly-owned subsidiary of J.P. Morgan Securities Holdings Inc., which is a direct, wholly-owned subsidiary of J.P. Morgan & Co. Incorporated and was incorporated in the State of Delaware on June 27, 1988. The principal executive offices of the Depositor are located at 60 Wall Street, New York, New York 10260. Its telephone number is (212) 648-7741. The Depositor does not have, nor is it expected in the future to have, any significant assets.

         Neither the Depositor nor any of the Depositor's affiliates will insure or guarantee distributions on the Securities of any Series.

                          Description of the Securities

         Each Series of Certificates will be issued pursuant to separate agreements (each, a "Pooling and Servicing Agreement" or a "Trust Agreement") among the Depositor, the Master Servicer and the Trustee. A form of each of the Pooling and Servicing Agreement and Trust Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. Each Series of Notes will be issued pursuant to an indenture (the "Indenture") between the related Trust Fund and the entity named in the related Prospectus Supplement as trustee (the "Trustee") with respect to a Series, and the related Loans will be serviced by the Master Servicer pursuant to a Master Servicing Agreement. A form of Indenture and a form of Master Servicing Agreement have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. A Series of Securities may consist of both Notes and Certificates. Each Agreement will be among the Depositor, the Master Servicer and the Trustee for the benefit of the holders of the Securities of the Series. The provisions of each Agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust Fund. The following are descriptions of the material provisions which may appear in each Agreement. The Prospectus Supplement for a Series of Securities will describe any provision of the Agreement relating to the Series that materially differs from the description thereof contained in this Prospectus. The descriptions are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Series of Securities and the applicable Prospectus Supplement.

General

         Unless otherwise specified in the related Prospectus Supplement, the Securities of each Series will be issued in book-entry or fully registered form, in the authorized denominations specified in the related Prospectus Supplement, will, in the case of Certificates, evidence specified beneficial ownership interests in, and in the case of Notes, be secured by, the assets of the related Trust Fund created pursuant to the related Agreement and will not be entitled to payments in respect of the assets included in any other Trust Fund established by the Depositor. Unless otherwise specified in the related Prospectus Supplement, the Securities will not represent obligations of the Depositor or any affiliate of the Depositor. Some Loans may be guaranteed or insured as set forth in the related Prospectus Supplement. Each Trust Fund will consist of, to the extent provided in the related Agreement,

                  (i) the Trust Fund Assets, as from time to time are subject to the related Agreement (exclusive of any amounts specified in the related Prospectus Supplement ("Retained Interest")), including all payments of interest and principal received with respect to the Loans after the Cutoff Date (to the extent not applied in computing the principal balance of the Loans as of the Cut-off Date (the "Cut-off Date Principal Balance"));

                  (ii) the assets as from time to time are required to be deposited in the related Security Account, as described below under "The Agreements -- Payments on Loans; Deposits to Security Account";

                  (iii) property which secured a Loan and which is acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure and

                  (iv) any insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Agreement.

If so specified in the related Prospectus Supplement, a Trust Fund may also include one or more of the following: reinvestment income on payments received on the Trust Fund Assets, a Reserve Account, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a surety bond, guaranties or similar instruments or other agreements.

         Each Series of Securities will be issued in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on, and each class of Notes of a Series will be secured by, the related Trust Fund Assets. A Series of Securities may include one or more classes that are senior in right to payment to one or more other classes of Securities of the Series. Series or classes of Securities may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described under "Credit Enhancement" herein and in the related Prospectus Supplement. One or more classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a Series of Securities may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula or on the basis of collections from designated portions of the related Trust Fund Assets, in each case as specified in the related Prospectus Supplement. The timing and amounts of distributions may vary among classes or over time as specified in the related Prospectus Supplement.

         Distributions of principal and interest or of principal only or interest only, as applicable, on the related Securities will be made by the Trustee on each Distribution Date - i.e., monthly, quarterly, semi-annually or at other intervals and on the dates as are specified in the related Prospectus Supplement - in proportion to the percentages specified in the related Prospectus Supplement. Distributions will be made to the persons in whose names the Securities are registered at the close of business on the dates specified in the related Prospectus Supplement (each, a "Record Date"). Distributions will be made in the manner specified in the related Prospectus Supplement to the persons entitled thereto at the address appearing in the register maintained for holders of Securities (the "Security Register"); provided, however, that the final distribution in retirement of the Securities will be made only upon presentation and surrender of the Securities at the office or agency of the Trustee or other person specified in the notice to Securityholders of that final distribution.

         The Securities will be freely transferable and exchangeable at the Corporate Trust Office of the Trustee as set forth in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities of any Series, but the Trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

         Under current law the purchase and holding of a class of Securities entitled only to a specified percentage of payments of either interest or principal or a notional amount of either interest or principal on the related Loans or a class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other classes or after the occurrence of specified events by or on behalf of any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds in which those plans, accounts or arrangements are invested, subject to provisions of ERISA or the Code, may result in prohibited transactions, within the meaning of ERISA and the Code. See "ERISA Considerations." Unless otherwise specified in the related Prospectus Supplement, the transfer of Securities of a restricted class will not be registered unless the transferee (i) represents that it is not, and is not purchasing on behalf of, any plan, account or arrangement or (ii) provides an opinion of counsel satisfactory to the Trustee and the Depositor that the purchase of Securities of that class by or on behalf of that plan, account or arrangement is permissible under applicable law and will not subject the Trustee, the Master Servicer or the Depositor to any obligation or liability in addition to those undertaken in the Agreements.

         As to each Series, an election may be made to treat the related Trust Fund or designated portions of the Trust Fund as a "real estate mortgage investment conduit" or "REMIC" as defined in the Code. The related Prospectus Supplement will specify whether a REMIC election is to be made. Alternatively, the Agreement for a Series may provide that a REMIC election may be made at the discretion of the Depositor or the Master Servicer and may only be made if specified conditions are satisfied. As to any of those Series, the terms and provisions applicable to the making of a REMIC election will be set forth in the related Prospectus Supplement. If a REMIC election is made with respect to a Series, one of the classes will be designated as evidencing the sole class of "residual interests" in the related REMIC, as defined in the Code. All other classes of Securities in that Series will constitute "regular interests" in the related REMIC, as defined in the Code. As to each Series with respect to which a REMIC election is to be made, the Trustee, the Master Servicer or a holder of the related residual certificate will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The Trustee or the Master Servicer, unless otherwise provided in the related Prospectus Supplement, will be entitled to reimbursement for any payment in respect of prohibited transaction taxes from the assets of the Trust Fund or from any holder of the related residual certificate.

Indexed Securities

         To the extent specified in any Prospectus Supplement, any class of Securities of a given Series may consist of Securities ("Indexed Securities") in which the principal amount payable at the final scheduled payment date (the "Indexed Principal Amount") is determined by reference to a measure (the "Index") which will be related to:

                  (i) the difference in the rate of exchange between United States dollars and a currency or composite currency (the "Indexed Currency") specified in the applicable Prospectus Supplement (those Indexed Securities, "Currency Indexed Securities");

                  (ii) the difference in the price of a specified commodity (the "Indexed Commodity") on specified dates (those Indexed Securities, "Commodity Indexed Securities");

                  (iii) the difference in the level of a specified stock index (the "Stock Index"), which may be based on U.S. or foreign stocks, on specified dates (those Indexed Securities, "Stock Indexed Securities"); or

                  (iv) any other objective price or economic measures as are described in the applicable Prospectus Supplement.

The manner of determining the Indexed Currency, the Indexed Commodity, the Stock Index or other price or economic measures used in that determination will be set forth in the applicable Prospectus Supplement, together with information concerning tax consequences to the holders of those Indexed Securities.

         If the determination of the Indexed Principal Amount of an Indexed Security is based on an Index calculated or announced by a third party and the third party either suspends the calculation or announcement of the Index or changes the basis upon which the Index is calculated, other than changes consistent with policies in effect at the time the Indexed Security was issued and permitted changes described in the applicable Prospectus Supplement, then the Index shall be calculated for purposes of the Indexed Security by an independent calculation agent named in the applicable Prospectus Supplement on the same basis, and subject to the same conditions and controls, as applied to the original third party. If for any reason the Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the Indexed Principal Amount of the Indexed Security will be calculated in the manner set forth in the applicable Prospectus Supplement. Any determination of the independent calculation agent will in the absence of manifest error be binding on all parties.

         Interest on an Indexed Security will be payable based on the amount designated in the applicable Prospectus Supplement (the "Face Amount"). The applicable Prospectus Supplement will describe whether the principal amount of the related Indexed Security, if any, that would be payable upon redemption or repayment prior to the applicable final scheduled Distribution Date will be the Face Amount of the Indexed Security, the Indexed Principal Amount of the Indexed Security at the time of redemption or repayment, or another amount described in the related Prospectus Supplement.

Distributions on Securities

         General. In general, the method of determining the amount of distributions on a particular Series of Securities will depend on the type of credit support, if any, that is used with respect to the Series. See "Credit Enhancement." Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the Securities of a particular Series. The Prospectus Supplement for each Series of Securities will describe the method to be used in determining the amount of distributions on the Securities of that Series.

         Distributions allocable to principal and interest on the Securities will be made by the Trustee out of, and only to the extent of, funds in the related Security Account, including any funds transferred from any Reserve Account (a "Reserve Account"). As between Securities of different classes and as between distributions of principal (and, if applicable, between distributions of Principal Prepayments, as defined below, and scheduled payments of principal) and interest, distributions made on any Distribution Date will be applied as specified in the related Prospectus Supplement. The Prospectus Supplement will also describe the method for allocating the distributions among Securities of a particular class.

         Available Funds. All distributions on the Securities of each Series on each Distribution Date will be made from the Available Funds described below, in accordance with the terms described in the related Prospectus Supplement and specified in the Agreement. "Available Funds" for each Distribution Date will generally equal the amount on deposit in the related Security Account on that Distribution Date (net of related fees and expenses payable by the related Trust
Fund) other than amounts to be held therein for distribution on future Distribution Dates.

         Distributions of Interest. Interest will accrue on the aggregate principal balance of the Securities (or, in the case of Securities entitled only to distributions allocable to interest, the aggregate notional amount) of each class of Securities (the "Class Security Balance") entitled to interest from the date, at the Pass-Through Rate or interest rate, as applicable, which in either case may be a rate per annum specified, or calculated in the method described, in the related Prospectus Supplement, and for the periods specified in that Prospectus Supplement. To the extent funds are available therefor, interest accrued during the specified period on each class of Securities entitled to interest, other than a class of Securities that provides for interest that accrues, but is not currently payable, referred to hereafter as "Accrual Securities", will be distributable on the Distribution Dates specified in the related Prospectus Supplement until the aggregate Class Security Balance of the Securities of that class has been distributed in full or, in the case of Securities entitled only to distributions allocable to interest, until the aggregate notional amount of those Securities is reduced to zero or for the period of time designated in the related Prospectus Supplement. The original Class Security Balance of each Security will equal the aggregate distributions allocable to principal to which that Security is entitled. Distributions allocable to interest on each Security that is not entitled to distributions allocable to principal will be calculated based on the notional amount of that Security. The notional amount of a Security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for other specified purposes.

         Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues over a period ending two or more days prior to a Distribution Date, the effective yield to Securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding that Distribution Date, and the effective yield at par to Securityholders will be less than the indicated coupon rate.

         With respect to any class of Accrual Securities, if specified in the related Prospectus Supplement, any interest that has accrued but is not paid on a given Distribution Date will be added to the aggregate Class Security Balance of that class of Securities on that Distribution Date. Distributions of interest on any class of Accrual Securities will commence only after the occurrence of the events specified in that Prospectus Supplement. Prior to that time, the beneficial ownership interest in the Trust Fund or the principal balance, as applicable, of a class of Accrual Securities, as reflected in the aggregate Class Security Balance of that class of Accrual Securities, will increase on each Distribution Date by the amount of interest that accrued on that class of Accrual Securities during the preceding interest accrual period but that was not required to be distributed to that class on that Distribution Date. Any class of Accrual Securities will thereafter accrue interest on its outstanding Class Security Balance as so adjusted.

         Distributions of Principal. The related Prospectus Supplement will specify the method by which the amount of principal to be distributed on the Securities on each Distribution Date will be calculated and the manner in which that amount will be allocated among the classes of Securities entitled to distributions of principal. The aggregate Class Security Balance of any class of Securities entitled to distributions of principal generally will be the aggregate original Class Security Balance of that class of Securities specified in that Prospectus Supplement, reduced by all distributions reported to the holders of that Securities as allocable to principal and, (i) in the case of Accrual Securities, unless otherwise specified in the related Prospectus Supplement, increased by all interest accrued but not then distributable on the Accrual Securities and (ii) in the case of adjustable rate Securities, subject to the effect of negative amortization, if applicable.

         If so provided in the related Prospectus Supplement, one or more classes of Securities will be entitled to receive all or a disproportionate percentage of the payments of principal which are received from borrowers, including payments received in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of those payments ("Principal Prepayments") in the percentages and under the circumstances or for the periods specified in the Prospectus Supplement. Any allocation of those principal payments to a class or classes of Securities will have the effect of accelerating the amortization of those Securities while increasing the interests evidenced by one or more other classes of Securities in the Trust Fund. Increasing the interests of the some classes of Securities relative to that of other Securities is intended to preserve the availability of the subordination provided by the other Securities.
See "Credit Enhancement -- Subordination."

         Unscheduled Distributions. If specified in the related Prospectus Supplement, the Securities will be subject to receipt of distributions before the next scheduled Distribution Date under the circumstances and in the manner described below and in that Prospectus Supplement. If applicable, the Trustee will be required to make unscheduled distributions on the day and in the amount specified in the related Prospectus Supplement if, due to substantial payments of principal (including Principal Prepayments) on the Trust Fund Assets, the Trustee or the Master Servicer determines that the funds available or anticipated to be available from the Security Account and, if applicable, any Reserve Account, may be insufficient to make required distributions on the Securities on the related Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the amount of any unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the Securities on the next Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the unscheduled distributions will include interest at the applicable Pass-Through Rate, if any, or interest rate, if any, on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in that Prospectus Supplement.

Advances

         To the extent provided in the related Prospectus Supplement, the Master Servicer will be required to advance on or before each Distribution Date from its own funds, funds advanced by Sub-Servicers or funds held in the Security Account for future distributions to the holders of Securities of the related Series, an amount equal to the aggregate of payments of interest and/or principal that were delinquent on the related Determination Date (as that term is defined in the related Prospectus Supplement) and were not advanced by any Sub-Servicer, net of the Servicing Fee if so specified in the related Prospectus Supplement, subject to the Master Servicer's determination that those advances may be recoverable out of late payments by borrowers, Liquidation Proceeds, Insurance Proceeds or otherwise. In the case of Cooperative Loans, the Master Servicer also may be required to advance any unpaid maintenance fees and other charges under the related proprietary leases as specified in the related Prospectus Supplement. In addition, to the extent provided in the related Prospectus Supplement, a cash account may be established to provide for Advances to be made in the event of payment defaults or collection shortfalls on Trust Fund Assets.

         In making Advances, the Master Servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to holders of the Securities, rather than to guarantee or insure against losses. If Advances are made by the Master Servicer from cash being held for future distribution to Securityholders, the Master Servicer will replace those funds on or before any future Distribution Date to the extent that funds in the applicable Security Account on that Distribution Date would be less than the amount required to be available for distributions to Securityholders on that date. Any Master Servicer funds advanced will be reimbursable to the Master Servicer out of recoveries on the specific Loans with respect to which the Advances were made, e.g., late payments made by the related borrower, any related Insurance Proceeds, Liquidation Proceeds or proceeds of any Loan purchased by the Depositor, a Sub-Servicer or a Seller pursuant to the related Agreement. Advances by the Master Servicer, and any advances by a Sub-Servicer, also will be reimbursable to the Master Servicer, or Sub-Servicer, from cash otherwise distributable to Securityholders, including the holders of Senior Securities, to the extent that the Master Servicer determines that any Advances previously made are not ultimately recoverable as described above. To the extent provided in the related Prospectus Supplement, the Master Servicer also will be obligated to make Advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of taxes and insurance premiums not paid by borrowers on a timely basis. Funds so advanced are reimbursable to the Master Servicer to the extent permitted by the related Agreement. The obligations of the Master Servicer to make advances may be supported by a cash advance reserve fund, a surety bond or other arrangement, in each case as described in the related Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, in the event the Master Servicer or a Sub-Servicer fails to make a required Advance, the Trustee will be obligated to make an Advance in its capacity as successor servicer. If the Trustee makes an Advance, it will be entitled to be reimbursed for that Advance to the same extent and degree as the Master Servicer or a Sub-Servicer is entitled to be reimbursed for Advances.
See "-- Distributions on Securities" above.

Reports to Securityholders

         Prior to or concurrently with each distribution on a Distribution Date, the Master Servicer or the Trustee will furnish to each Securityholder of record of the related Series a statement setting forth, to the extent applicable to that Series of Securities, among other things:

                  (i) the amount of the distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and if so specified in the related Prospectus Supplement, any applicable prepayment penalties included therein;

                  (ii)  the amount of the distribution allocable to interest;

                  (iii) the amount of any Advance;

                  (iv) the aggregate amount (a) otherwise allocable to the Subordinated Securityholders on that Distribution Date, and (b) withdrawn from the Reserve Account, if any, that is included in the amounts distributed to the Senior Securityholders;

                  (v) the outstanding principal balance or notional amount of each class of the related Series after giving effect to the distribution of principal on that Distribution Date;

                  (vi) the percentage of principal payments on the Loans (excluding prepayments), if any, which each class will be entitled to receive on the following Distribution Date;

                  (vii) the percentage of Principal Prepayments on the Loans, if any, which each class will be entitled to receive on the following Distribution Date;

                  (viii) the related amount of the servicing compensation retained or withdrawn from the Security Account by the Master Servicer, and the amount of additional servicing compensation received by the Master Servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

                  (ix) the number and aggregate principal balances of Loans (A) delinquent (exclusive of Loans in foreclosure) (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days, (B) in foreclosure and delinquent (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days as of the close of business on the last day of the calendar month preceding that Distribution Date;

                  (x) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                  (xi) the Pass-Through Rate or interest rate, as applicable, if adjusted from the date of the last statement, of any class expected to be applicable to the next distribution to that class;

                  (xii) if applicable, the amount remaining in any Reserve Account at the close of business on the Distribution Date;

                  (xiii) the Pass-Through Rate or interest rate, as applicable, as of the day prior to the immediately preceding Distribution Date; and

                  (xiv) any amounts remaining under letters of credit, pool policies or other forms of credit enhancement.

         Where applicable, any amount set forth above may be expressed as a dollar amount per single Security of the relevant class having the Percentage Interest specified in the related Prospectus Supplement. The report to Securityholders for any Series of Securities may include additional or other information of a similar nature to that specified above.

         In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee will mail to each Securityholder of record at any time during that calendar year a report (a) as to the aggregate of amounts reported pursuant to (i) and (ii) above for that calendar year or, in the event that person was a Securityholder of record during a portion of that calendar year, for the applicable portion of that year and (b) any other customary information as may be deemed necessary or desirable for Securityholders to prepare their tax returns.

Categories of Classes of Securities

         The Securities of any Series may be comprised of one or more classes. Classes of Securities, in general, fall into different categories. The following chart identifies and generally defines the more typical categories. The Prospectus Supplement for a series of Securities may identify the classes which comprise that Series by reference to the following categories.



Categories of Classes                                        Definition
---------------------                                        -----------




Principal Types
----------------

Accretion Directed...................................        A  class  that  receives  principal  payments  from  the
                                                             accreted  interest from specified  Accrual  classes.  An
                                                             Accretion  Directed  class  also may  receive  principal
                                                             payments from  principal  paid on the  underlying  Trust
                                                             Fund Assets for the related Series.

Component Securities.................................        A class consisting of "Components."  The Components of a
                                                             class  of  Component   Securities   may  have  different
                                                             principal  and/or interest payment  characteristics  but
                                                             together  constitute a single class.  Each  Component of
                                                             a class of Component  Securities  may be  identified  as
                                                             falling  into  one or  more  of the  categories  in this
                                                             chart.

Notional Amount Securities...........................        A  class  having  no   principal   balance  and  bearing
                                                             interest on the related  notional  amount.  The notional
                                                             amount  is used for  purposes  of the  determination  of
                                                             interest distributions.

Planned Principal Class (also sometimes
  Referred to as "PACs").............................        A class that is designed to receive  principal  payments
                                                             using  a  predetermined   principal   balance   schedule
                                                             derived by assuming  two constant  prepayment  rates for
                                                             the  underlying  Trust Fund Assets.  These two rates are
                                                             the  endpoints  for  the  "structuring  range"  for  the
                                                             Planned  Principal Class. The Planned  Principal Classes
                                                             in any  Series  of  Securities  may be  subdivided  into
                                                             different  categories  (e.g.,  Primary Planned Principal
                                                             Classes,  Secondary  Planned  Principal  Classes  and so
                                                             forth) having  different  effective  structuring  ranges
                                                             and  different   principal   payment   priorities.   The
                                                             structuring  range for the Secondary  Planned  Principal
                                                             Class of a Series of  Securities  will be narrower  than
                                                             that for the  Primary  Planned  Principal  Class of that
                                                             Series.

Scheduled Principal Class............................        A class that is designed to receive  principal  payments
                                                             using a predetermined  principal balance schedule but is
                                                             not designated as a Planned  Principal Class or Targeted
                                                             Principal  Class. In many cases, the schedule is derived
                                                             by  assuming  two  constant  prepayment  rates  for  the
                                                             underlying  Trust Fund  Assets.  These two rates are the
                                                             endpoints for the "structuring  range" for the Scheduled
                                                             Principal Class.

Sequential Pay Class.................................        Classes that receive principal  payments in a prescribed
                                                             sequence,  that  do  not  have  predetermined  principal
                                                             balance  schedules  and  that  under  all  circumstances
                                                             receive  payments  of  principal  continuously  from the
                                                             first  Distribution Date on which they receive principal
                                                             until they are  retired.  A single  class that  receives
                                                             principal  payments before or after all other classes in
                                                             the same Series of  Securities  may be  identified  as a
                                                             Sequential Pay Class.

Strip................................................        A  class  that  receives  a  constant   proportion,   or
                                                             "strip," of the  principal  payments  on the  underlying
                                                             Trust Fund Assets.

Support Class (also sometimes referred
  to as "companion classes").........................        A  class  that  receives   principal   payments  on  any
                                                             Distribution Date only if scheduled payments have been
                                                             made on specified Planned Principal Classes, Targeted
                                                             Principal Classes and/or Scheduled Principal Classes on that
                                                             Distribution Date.
Targeted Principal Class (also sometimes
  referred to as "TACs").............................        A class that is designed to receive  principal  payments
                                                             using  a  predetermined   principal   balance   schedule
                                                             derived by assuming a single  constant  prepayment  rate
                                                             for the underlying Trust Fund Assets.

Interest Types
--------------

Fixed Rate...........................................        A class with an interest  rate that is fixed  throughout
                                                             the life of the class.

Floating Rate........................................        A class with an interest  rate that resets  periodically
                                                             based upon a designated  index and that varies  directly
                                                             with  changes in that index as  specified in the related
                                                             Prospectus  Supplement.  Interest  payable to a Floating
                                                             Rate  class on a  Distribution  Date may be subject to a
                                                             cap  based  on the  amount  of  funds  available  to pay
                                                             interest on that Distribution Date.

Inverse Floating Rate................................        A class with an interest  rate that resets  periodically
                                                             based  upon  a  designated  index  as  specified  in the
                                                             related Prospectus  Supplement and that varies inversely
                                                             with changes in that index.

Variable Rate........................................        A class with an interest  rate that resets  periodically
                                                             and is  calculated  by reference to the rate or rates of
                                                             interest  applicable to specified  assets or instruments
                                                             (e.g., the Loan Rates borne by the underlying Loans).

Auction Rate.........................................        A class with an interest  rate that resets  periodically
                                                             to an auction  rate that is  calculated  on the basis of
                                                             auction  procedures  described in the related Prospectus
                                                             Supplement.

Interest Only........................................        A  class  that  receives  some  or all  of the  interest
                                                             payments  made on the  underlying  Trust Fund  Assets or
                                                             other  assets  of  the  Trust  Fund  and  little  or  no
                                                             principal.  Interest  Only classes have either a nominal
                                                             principal  balance  or  a  notional  amount.  A  nominal
                                                             principal balance  represents actual principal that will
                                                             be paid  on the  class.  It is  referred  to as  nominal
                                                             since it is extremely  small  compared to other classes.
                                                             A notional  amount is the amount used as a reference  to
                                                             calculate  the  amount of  interest  due on an  Interest
                                                             Only class that is not entitled to any  distributions in
                                                             respect of principal.

Principal Only.......................................        A class that does not bear  interest  and is entitled to
                                                             receive only distributions in respect of principal.

Partial Accrual......................................        A  class  that  accretes  a  portion  of the  amount  of
                                                             accrued interest thereon,  which amount will be added to
                                                             the principal  balance of that class on each  applicable
                                                             Distribution  Date,  with the  remainder  of the accrued
                                                             interest  to be  distributed  currently  as  interest on
                                                             that class.  Accretion  may  continue  until a specified
                                                             event has  occurred or until the Partial  Accrual  class
                                                             is retired.

Accrual..............................................        A class that  accretes  the  amount of accrued  interest
                                                             otherwise  distributable  on that  class,  which  amount
                                                             will be added as principal to the  principal  balance of
                                                             that  class  on  each  applicable   Distribution   Date.
                                                             Accretion may continue  until some  specified  event has
                                                             occurred or until the Accrual Class is retired.


Indices Applicable to Floating Rate and Inverse Floating Rate Classes

         Unless otherwise specified in the related Prospectus Supplement, the indices applicable to Floating Rate and Inverse Floating Rate Classes either will be LIBOR, the Eleventh District Cost of Funds Index, the Treasury Index or the Prime Rate, in each case calculated as described below.

LIBOR

         Unless otherwise specified in the related Prospectus Supplement, on the LIBOR Determination Date (as that term is defined in the related Prospectus Supplement) for each class of Securities of a Series as to which the applicable interest rate is determined by reference to an index denominated as LIBOR, the Person designated in the related Agreement (the "Calculation Agent") will determine LIBOR by reference to the quotations, as set forth on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association, Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), offered by the principal London office of each of the designated reference banks meeting the criteria set forth below (the "Reference Banks") for making one-month United States dollar deposits in leading banks in the London Interbank market, as of 11:00 a.m. (London time) on that LIBOR Determination Date. In lieu of relying on the quotations for those Reference Banks that appear at that time on the Reuters Screen LIBO Page, the Calculation Agent will request each of the Reference Banks to provide offered quotations at that time.

         LIBOR will be established by the Calculation Agent on each LIBOR Determination Date as follows:

                  (a) If on any LIBOR Determination Date two or more Reference Banks provide offered quotations, LIBOR for the next Interest Accrual Period (as that term is defined in the related Prospectus Supplement) shall be the arithmetic mean of the offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

                  (b) If on any LIBOR Determination Date only one or none of the Reference Banks provides offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Calculation Agent determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Calculation Agent are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which quotations are, in the opinion of the Calculation Agent, being so made, or (ii) in the event that the Calculation Agent can determine no arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Calculation Agent are quoting on the LIBOR Determination Date to leading European banks.

                  (c) If on any LIBOR Determination Date for a class specified in the related Prospectus Supplement, the Calculation Agent is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR for the next Interest Accrual Period shall be LIBOR as determined on the preceding LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, LIBOR shall be deemed to be the per annum rate specified as such in the related Prospectus Supplement.

         Each Reference Bank (i) shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market; (ii) shall not control, be controlled by, or be under common control with the Calculation Agent; and (iii) shall have an established place of business in London. If any Reference Bank should be unwilling or unable to act as such or if appointment of any Reference Bank is terminated, another leading bank meeting the criteria specified above will be appointed.

         The establishment of LIBOR on each LIBOR Determination Date by the Calculation Agent and its calculation of the rate of interest for the applicable classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

COFI

         The Eleventh District Cost of Funds Index is designed to represent the monthly weighted average cost of funds for savings institutions in Arizona, California and Nevada that are member institutions of the Eleventh Federal Home Loan Bank District (the "Eleventh District"). The Eleventh District Cost of Funds Index for a particular month reflects the interest costs paid on all types of funds held by Eleventh District member institutions and is calculated by dividing the cost of funds by the average of the total amount of those funds outstanding at the end of that month and of the prior month and annualizing and adjusting the result to reflect the actual number of days in the particular month. If necessary, before these calculations are made, the component figures are adjusted by the Federal Home Loan Bank of San Francisco ("FHLBSF") to neutralize the effect of events such as member institutions leaving the Eleventh District or acquiring institutions outside the Eleventh District. The Eleventh District Cost of Funds Index is weighted to reflect the relative amount of each type of funds held at the end of the relevant month. The major components of funds of Eleventh District member institutions re: (i) savings deposits, (ii) time deposits, (iii) FHLBSF advances, (iv) repurchase agreements and (v) all other borrowings. Because the component funds represent a variety of maturities whose costs may react in different ways to changing conditions, the Eleventh District Cost of Funds Index does not necessarily reflect current market rates.

         A number of factors affect the performance of the Eleventh District Cost of Funds Index, which may cause it to move in a manner different from indices tied to specific interest rates, such as United States Treasury bills or LIBOR. Because the liabilities upon which the Eleventh District Cost of Funds Index is based were issued at various times under various market conditions and with various maturities, the Eleventh District Cost of Funds Index may not necessarily reflect the prevailing market interest rates on new liabilities of similar maturities. Moreover, as stated above, the Eleventh District Cost of Funds Index is designed to represent the average cost of funds for Eleventh District savings institutions for the month prior to the month in which it is due to be published. Additionally, the Eleventh District Cost of Funds Index may not necessarily move in the same direction as market interest rates at all times, since, as longer term deposits or borrowings mature and are renewed at prevailing market interest rates, the Eleventh District Cost of Funds Index is influenced by the differential between the prior and the new rates on those deposits or borrowings. In addition, movements of the Eleventh District Cost of Funds Index, as compared to other indices tied to specific interest rates, may be affected by changes instituted by the FHLBSF in the method used to calculate the Eleventh District Cost of Funds Index.

         The FHLBSF publishes the Eleventh District Cost of Funds Index in its monthly Information Bulletin. Any individual may request regular receipt by mail of Information Bulletins by writing the Federal Home Loan Bank of San Francisco, P.O. Box 7948, 600 California Street, San Francisco, California 94120, or by calling (415) 616-1000. The Eleventh District Cost of Funds Index may also be obtained by calling the FHLBSF at (415) 616-2600.

         The FHLBSF has stated in its Information Bulletin that the Eleventh District Cost of Funds Index for a month "will be announced on or near the last working day" of the following month and also has stated that it "cannot guarantee the announcement" of the index on an exact date. So long as the index for a month is announced on or before the tenth day of the second following month, the interest rate for each class of Securities of a Series as to which the applicable interest rate is determined by reference to an index denominated as COFI (each, a class of "COFI Securities") for the Interest Accrual Period commencing in the second following month will be based on the Eleventh District Cost of Funds Index for the second preceding month. If publication is delayed beyond the tenth day, the interest rate will be based on the Eleventh District Cost of Funds Index for the third preceding month.

         Unless otherwise specified in the related Prospectus Supplement, if on the tenth day of the month in which any Interest Accrual Period commences for a class of COFI Securities the most recently published Eleventh District Cost of Funds Index relates to a month prior to the third preceding month, the index for the current Interest Accrual Period and for each succeeding Interest Accrual Period will, except as described in the next to last sentence of this paragraph, be based on the National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions (the "National Cost of Funds Index") published by the Office of Thrift Supervision (the "OTS") for the third preceding month (or the fourth preceding month if the National Cost of Funds Index for the third preceding month has not been published on the tenth day of an Interest Accrual Period). Information on the National Cost of Funds Index may be obtained by writing the OTS at 1700 G Street, N.W., Washington, D.C. 20552 or calling (202) 906-6677, and the current National Cost of Funds Index may be obtained by calling (202) 906-6988. If on any tenth day of the month in which an Interest Accrual Period commences the most recently published National Cost of Funds Index relates to a month prior to the fourth preceding month, the applicable index for that Interest Accrual Period and each succeeding Interest Accrual Period will be based on LIBOR, as determined by the Calculation Agent in accordance with the Agreement relating to the Series of Securities. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level, and, particularly if LIBOR is the alternative index, could increase its volatility.

         The establishment of COFI by the Calculation Agent and its calculation of the rates of interest for the applicable classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

Treasury Index

         Unless otherwise specified in the related Prospectus Supplement, on the Treasury Index Determination Date (as that term is defined in the related Prospectus Supplement) for each class of Securities of a Series as to which the applicable interest rate is determined by reference to an index denominated as a Treasury Index, the Calculation Agent will ascertain the Treasury Index for Treasury securities of the maturity and for the period (or, if applicable, date) specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Treasury Index for any period means the average of the yield for each business day during the period specified therein (and for any date means the yield for that date), expressed as a per annum percentage rate, on (i) U.S. Treasury securities adjusted to the "constant maturity" (as further described below) specified in that Prospectus Supplement or (ii) if no "constant maturity" is so specified, U.S. Treasury securities trading on the secondary market having the maturity specified in that Prospectus Supplement, in each case as published by the Federal Reserve Board in its Statistical Release No. H.15(519). Statistical Release No. H.15(519) is published on Monday or Tuesday of each week and may be obtained by writing or calling the Publications Department at the Board of Governors of the Federal Reserve System, 21st and C Streets, Washington, D.C. 20551 (202) 452-3244. If the Calculation Agent has not yet received Statistical Release No. H.15(519) for that week, then it will use the Statistical Release from the immediately preceding week.

         Yields on U.S. Treasury securities at "constant maturity" are derived from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. Government securities dealers to the Federal Reserve Bank of New York. This method provides a yield for a given maturity even if no security with that exact maturity is outstanding. In the event that the Treasury Index is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Agreement relating to the particular Series of Securities. The Calculation Agent's determination of the Treasury Index, and its calculation of the rates of interest for the applicable classes for the related Interest Accrual Period, shall (in the absence of manifest error) be final and binding.

Prime Rate

         Unless otherwise specified in the related Prospectus Supplement, on the Prime Rate Determination Date (as that term is defined in the related Prospectus Supplement) for each class of Securities of a Series as to which the applicable interest rate is determined by reference to an index denominated as the Prime Rate, the Calculation Agent will ascertain the Prime Rate for the related Interest Accrual Period. Unless otherwise specified in the related Prospectus Supplement, the Prime Rate for an Interest Accrual Period will be the "Prime Rate" as published in the "Money Rates" section of The Wall Street Journal (or if not so published, the "Prime Rate" as published in a newspaper of general circulation selected by the Calculation Agent in its sole discretion) on the related Prime Rate Determination Date. If a prime rate range is given, then the average of the range will be used. In the event that the Prime Rate is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Agreement relating to the particular Series of Securities. The Calculation Agent's determination of the Prime Rate and its calculation of the rates of interest for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

Book-Entry Registration of Securities

         As described in the related Prospectus Supplement, if not issued in fully registered form, each class of Securities will be registered as book-entry certificates (the "Book-Entry Securities"). Persons acquiring beneficial ownership interests in the Securities ("Security Owners") will hold their Securities through The Depository Trust Company ("DTC") in the United States, or Cedelbank ("Cedelbank") or the Euroclear System ("Euroclear") in Europe if they are participants ("Participants") of the systems, or indirectly through organizations that are Participants in those systems. The Book-Entry Securities will be issued in one or more certificates which equal the aggregate principal balance of the Securities and will initially be registered in the name of Cede & Co., the nominee of DTC. Cedelbank and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective depositaries which in turn will hold those positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for Cedelbank and The Chase Manhattan Bank will act as depositary for Euroclear (in those capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Except as described below, no person acquiring a Book-Entry Security (each, a "beneficial owner") will be entitled to receive a physical certificate representing that Security (a "Definitive Security"). Unless and until Definitive Securities are issued, it is anticipated that the only "Securityholders" of the Securities will be Cede & Co., as nominee of DTC. Security Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The beneficial owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for that purpose. In turn, the Financial Intermediary's ownership of a Book-Entry Security will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC Participant, and on the records of Cedelbank or Euroclear, as appropriate).

         Security Owners will receive all distributions of principal of, and interest on, the Securities from the Trustee through DTC and DTC participants. While the Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit distributions of principal of, and interest on, the Securities. Participants and indirect participants with whom Security Owners have accounts with respect to Securities are similarly required to make book-entry transfers and receive and transmit the distributions on behalf of their respective Security Owners. Accordingly, although Security Owners will not possess certificates, the Rules provide a mechanism by which Security Owners will receive distributions and will be able to transfer their interest.

         Security Owners will not receive or be entitled to receive certificates representing their respective interests in the Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, Security Owners who are not Participants may transfer ownership of Securities only through Participants and indirect participants by instructing the Participants and indirect participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of those Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Security Owners.

         Because of time zone differences, credits of securities received in Cedelbank or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Credits or any transactions in securities settled during the processing will be reported to the relevant Euroclear or Cedelbank Participants on that business day. Cash received in Cedelbank or Euroclear as a result of sales of securities by or through a Cedelbank Participant (as defined herein) or Euroclear Participant (as defined herein) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedelbank or Euroclear cash account only as of the business day following settlement in DTC.

         Transfers between Participants will occur in accordance with the Rules. Transfers between Cedelbank Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedelbank Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedelbank Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC is owned by a number of its direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

         Cedelbank is a duly licensed bank organized as a "societe anonyme" (limited company) under the laws of Luxembourg. Cedelbank holds securities for its participating organizations ("Cedelbank Participants") and facilitates the clearance and settlement of securities transactions between Cedelbank Participants through electronic book-entry changes in accounts of Cedelbank Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedelbank in any of 37 currencies, including United States dollars. Cedelbank provides to As Cedelbank Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedelbank interfaces with domestic markets in several countries. As a licensed bank, Cedelbank is subject to regulation by the Luxembourg Monetary Institute. Cedelbank Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Indirect access to Cedelbank is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedelbank Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ("Morgan" and in that capacity, the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Belgian Cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         Morgan is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As a member bank of the Federal Reserve System, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Under a book-entry format, beneficial owners of the Book-Entry Securities may experience some delay in their receipt of payments, since payments will be forwarded by the Trustee to Cede & Co., as nominee of DTC. Distributions with respect to Securities held through Cedelbank or Euroclear will be credited to the cash accounts of Cedelbank Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" and "-- Tax Consequences to Holders of the Notes -- Backup Withholding." Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Securities to persons or entities that do not participate in the Depository system, may be limited due to the lack of physical certificates for Book-Entry Securities. In addition, issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of those Securities in the secondary market since some potential investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust Fund will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Securities of those beneficial owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Securities under the applicable Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Securities are credited, to the extent that actions are taken on behalf of Financial Intermediaries whose holdings include those Book-Entry Securities. Cedelbank or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder under the Agreement on behalf of a Cedelbank Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect those actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Securities which conflict with actions taken with respect to other Securities.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of that event and the availability through DTC of Definitive Securities. Upon surrender by DTC of be global certificate or certificates representing the Book-Entry Securities and instructions for re-registration, the Trustee will issue Definitive Securities, and thereafter the Trustee will recognize the holders of the Definitive Securities as Securityholders under the applicable Agreement.

         Although DTC, Cedelbank and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, Cedelbank and Euroclear, they are under no obligation to perform or continue to perform those procedures and those procedures may be discontinued at any time.

         None of the Master Servicer, the Depositor or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

                               Credit Enhancement

General

         Credit enhancement may be provided with respect to one or more classes of a Series of Securities or with respect to the related Trust Fund Assets. Credit enhancement may be in the form of a limited financial guaranty policy issued by an entity named in the related Prospectus Supplement, the subordination of one or more classes of the Securities of that Series, the establishment of one or more Reserve Accounts, the use of a cross-collateralization feature, use of a mortgage pool insurance policy, FHA Insurance, VA Guarantee, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract, overcollateralization, interest rate swap agreement, interest rate cap agreement or another method of credit enhancement contemplated herein and described in the related Prospectus Supplement, or any combination of the foregoing. Unless otherwise specified in the related Prospectus Supplement, credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Securities and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, Securityholders will bear their allocable share of any deficiencies.

Subordination

         If so specified in the related Prospectus Supplement, protection afforded to holders of one or more classes of Securities of a Series by means of the subordination feature may be accomplished by the preferential right of holders of one or more other classes of that Series (the "Senior Securities") to distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to holders of one or more classes of subordinate Securities (the "Subordinated Securities") under the circumstances and to the extent specified in the related Prospectus Supplement. Protection may also be afforded to the holders of Senior Securities of a Series by:

         (i) reducing the ownership interest (if applicable) of the related Subordinated Securities;

         (ii)  a combination of the immediately preceding sentence and clause
               (i) above; or

         (iii) as otherwise described in the related Prospectus Supplement.

If so specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Loans and losses on defaulted Loans may be borne first by the various classes of Subordinated Securities and thereafter by the various classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in that Prospectus Supplement the aggregate distributions in respect of delinquent payments on the Loans over the lives of the Securities or at any time, the aggregate losses in respect of defaulted Loans which must be borne by the Subordinated Securities by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Securityholders that will be distributable to Senior Securityholders on any Distribution Date may be limited as specified in the related Prospectus Supplement. If aggregate distributions in respect of delinquent payment on the Loans or aggregate losses in respect of those Loans were to exceed an amount specified in the related Prospectus Supplement, holders of Senior Securities would experience losses on the Securities.

         In addition to or in lieu of the foregoing, if so specified in the related Prospectus Supplement, all or any portion of distributions otherwise payable to holders of Subordinated Securities on any Distribution Date may instead be deposited into one or more Reserve Accounts established with the Trustee or distributed to holders of Senior Securities. Deposits may be made on each Distribution Date, for specified periods or until the balance in the Reserve Account has reached a specified amount and, following payments from the Reserve Account to holders of Senior Securities or otherwise, thereafter to the extent necessary to restore the balance in the Reserve Account to required levels, in each case as specified in the related Prospectus Supplement. Amounts on deposit in the Reserve Account may be released to the holders of classes of Securities at the times and under the circumstances specified in that Prospectus Supplement.

         If specified in the related Prospectus Supplement, various classes of Senior Securities and Subordinated Securities may themselves be subordinate in their right to receive specified distributions to other classes of Senior and Subordinated Securities, respectively, through a cross-collateralization mechanism or otherwise.

         As between classes of Senior Securities and as between classes of Subordinated Securities, distributions may be allocated among those classes:

          (i)   in the order of their scheduled final distribution dates,

          (ii)  in accordance with a schedule or formula,

          (iii) in relation to the occurrence of events, or

          (iv) otherwise, in each case as specified in the related Prospectus Supplement.

As between classes of Subordinated Securities, payments to holders of Senior Securities on account of delinquencies or losses and payments to any Reserve Account will be allocated as specified in the related Prospectus Supplement.

Letter of Credit

         The letter of credit, if any, with respect to a Series of Securities will be issued by the bank or financial institution specified in the related Prospectus Supplement (the "L/C Bank"). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Loans on the related Cut-off Date or of one or more Classes of Securities (the "L/C Percentage"). If so specified in the related Prospectus Supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of applicable provisions of the federal Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a Loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each Series of Securities will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. See "The Agreements -- Termination; Optional Termination." A copy of the letter of credit for a Series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Securities of the related Series.

Insurance Policies, Surety Bonds and Guaranties

         If so provided in the Prospectus Supplement for a Series of Securities, deficiencies in amounts otherwise payable on those Securities or classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, with respect to one or more classes of Securities of the related Series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. In addition, if specified in the related Prospectus Supplement, a Trust Fund may also include bankruptcy bonds, special hazard insurance policies, other insurance or guaranties for the purpose of:

         (i) maintaining timely payments or providing additional protection against losses on the assets included in that Trust Fund,

         (ii)     paying administrative expenses or

         (iii) establishing a minimum reinvestment rate on the payments made in respect of those assets or principal payment rate on those assets.

Arrangements may include agreements under which Securityholders are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in the related Prospectus Supplement. A copy of any arrangement instrument for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Securities of the related Series.

Over-Collateralization

         If so provided in the Prospectus Supplement for a Series of Securities, a portion of the interest payment on each Loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a class or classes of Securities and, thus, accelerate the rate of payment of principal on that class or those classes of Securities.

Spread Account

         If so specified in the related Prospectus Supplement, support for a Series or one or more Classes of a Series of Securities may be provided by the periodic deposit of a portion of available excess cash flow from the Trust Fund assets into an account (the "Spread Account") intended to assure the subsequent distribution of interest and principal on the Securities of that Series or Class or Classes of a Series of Securities in the manner specified in the related Prospectus Supplement.

Reserve Accounts

         If specified in the related Prospectus Supplement, credit support with respect to a Series of Securities will be provided by the establishment and maintenance with the Trustee for that Series of Securities, in trust, of one or more Reserve Accounts for that Series. The Prospectus Supplement relating to a Series will specify whether or not any Reserve Accounts will be included in the Trust Fund for that Series.

         The Reserve Account for a Series will be funded:

         (i) by the deposit therein of cash, United States Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related Prospectus Supplement,

         (ii) by the deposit therein from time to time of amounts, as specified in the related Prospectus Supplement to which the Subordinate Securityholders, if any, would otherwise be entitled or

         (iii) in any other manner as may be specified in the related Prospectus Supplement.

         Any amounts on deposit in the Reserve Account and the proceeds of any other instrument upon maturity will be held in cash or will be invested in "Permitted Investments" which may include:

         (i) obligations of the United States or any agency thereof, provided those obligations are backed by the full faith and credit of the United States;

         (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the related Series of Securities, or a lower rating as will not result in he downgrading or withdrawal of the ratings then assigned to those Securities by each Rating Agency rating those Securities;

         (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating those Securities, or a lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to those Securities by each Rating Agency rating those securities;

         (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of that depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if Moody's Investors Service, Inc. ("Moody's") is not a Rating Agency) are then rated in one of the two highest long term and the highest short-term ratings of each Rating Agency for those securities, or any lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to those Securities by any Rating Agency;

         (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;

         (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of those agreements, the terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the related Securities by any Rating Agency rating those Securities;

         (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

         (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount and issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of the investment, have one of the two highest ratings of each Rating Agency (except that if the Rating Agency is Moody's, the rating shall be the highest commercial paper rating of Moody's for any securities), or a lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any Rating Agency rating those Securities;

         (ix) interests in any money market fund which at the date of acquisition of the interests in that fund and throughout the time those interests are held in the fund has the highest applicable rating by each Rating Agency rating those Securities or any lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Securities by each Rating Agency rating those Securities; and

         (x) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency rating those Securities in their respective highest applicable rating category or any lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to those Securities by each Rating Agency rating those Securities;

provided, that no instrument shall be a Permitted Investment if that instrument evidences the right to receive interest only payments with respect to the obligations underlying that instrument. If a letter of credit is deposited with the Trustee, the letter of credit will be irrevocable. Unless otherwise specified in the related Prospectus Supplement, any instrument deposited therein will name the Trustee, in its capacity as trustee for the holders of the Securities, as beneficiary and will be issued by an entity acceptable to each Rating Agency that rates the Securities of the related Series. Additional information with respect to instruments deposited in the Reserve Accounts will be set forth in the related Prospectus Supplement.

         Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Account for distribution to the holders of Securities of the related Series for the purposes, in the manner and at the times specified in the related Prospectus Supplement.

Pool Insurance Policies

         If specified in the related Prospectus Supplement, a separate pool insurance policy ("Pool Insurance Policy") will be obtained for the Pool and issued by the insurer (the "Pool Insurer") named in that Prospectus Supplement.

         Each Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on Loans in the Pool in an amount equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Loans on the Cut-off Date which are not covered as to their entire outstanding principal balances by Primary Mortgage Insurance Policies. As more fully described below, the Master Servicer will present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the holders of the Securities of the related Series. The Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted Loans and only upon satisfaction of the conditions precedent described below. Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.

         Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policy will provide that no claims may be validly presented unless:

         (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted Loan and a claim thereunder has been submitted and settled;

         (ii) hazard insurance on the related Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid;

         (iii) if there has been physical loss or damage to the Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and

         (iv) the insured has acquired good and merchantable title to the Property free and clear of liens except limited, permitted encumbrances.

Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the property securing the defaulted Loan at a price equal to the principal balance thereof plus accrued and unpaid interest at the Loan Rate to the date of the purchase and a portion of expenses incurred by the Master Servicer on behalf of the Trustee and Securityholders, or (b) to pay the amount by which the sum of the principal balance of the defaulted Loan plus accrued and unpaid interest at the Loan Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Property, in either case net of a portion of amounts paid or assumed to have been paid under the related Primary Mortgage Insurance Policy.

         If any Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy or the applicable special hazard insurance policy are insufficient to restore the damaged Property to a condition sufficient to permit recovery under the Pool Insurance Policy, the Master Servicer will not be required to expend its own funds to restore the damaged Property unless it determines that (i) the restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) the expenses will be recoverable by it through proceeds of the sale of the Property or proceeds of the related Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

         Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policy will not insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Loan, including misrepresentation by the borrower, the originator or persons involved in the origination thereof, or (ii) failure to construct a Property in accordance with plans and specifications. A failure of coverage attributable to one of the foregoing events might result in a breach of the related Seller's or Originator's representations described above, and, might give rise to an obligation on the part of the applicable Seller or Originator to repurchase the defaulted Loan if the breach cannot be cured by that Seller or Originator. No Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted Loan occurring when the servicer of that Loan, at the time of default or thereafter, was not approved by the applicable insurer.

         Unless otherwise specified in the related Prospectus Supplement, the original amount of coverage under each Pool Insurance Policy will be reduced over the life of the related Securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will include a portion of expenses incurred by the Master Servicer as well as accrued interest on delinquent Loans to the date of payment of the claim, unless otherwise specified in the related Prospectus Supplement. Accordingly, if aggregate net claims paid under any Pool Insurance Policy reach the original policy limit, coverage under that Pool Insurance Policy will be exhausted and any further losses will be borne by the related Securityholders.

Cross-Collateralization

         If specified in the related Prospectus Supplement, the beneficial ownership of separate groups of assets included in a Trust Fund may be evidenced by separate classes of the related Series of Securities. In that case, credit support may be provided by a cross-collateralization feature which requires that distributions be made with respect to Securities evidencing a beneficial ownership interest in, or secured by, one or more asset groups within the same Trust Fund prior to distributions to Subordinated Securities evidencing a beneficial ownership interest in, or secured by, one or more other asset groups within that Trust Fund. Cross-collateralization may be provided by (i) the allocation of a portion of excess amounts generated by one or more asset groups within the same Trust Fund to one or more other asset groups within the same Trust Fund or (ii) the allocation of losses with respect to one or more asset groups to one or more other asset groups within the same Trust Fund. Excess amounts will be applied and/or losses will be allocated to the class or classes of Subordinated Securities of the related Series then outstanding having the lowest rating assigned by any Rating Agency or the lowest payment priority, in each case to the extent and in the manner more specifically described in the related Prospectus Supplement. The Prospectus Supplement for a Series which includes a cross-collateralization feature will describe the manner and conditions for applying the cross-collateralization feature.

         If specified in the related Prospectus Supplement, the coverage provided by one or more forms of credit support described in this Prospectus may apply concurrently to two or more related Trust Funds. If applicable, the related Prospectus Supplement will identify the Trust Funds to which credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of the coverage to the identified Trust Funds.

Other Insurance, Surety Bonds, Guaranties, and Letters of Credit

         If specified in the related Prospectus Supplement, a Trust Fund may also include bankruptcy bonds, special hazard insurance policies, other insurance, guaranties, or similar arrangements for the purpose of:

         (i) maintaining timely payments or providing additional protection against losses on the assets included in that Trust Fund,

         (ii)     paying administrative expenses or

         (iii) establishing a minimum reinvestment rate on the payments made in respect of the assets or principal payment rate on the assets.

Those arrangements may include agreements under which Securityholders are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in the related Prospectus Supplement.

Derivative Products

         If specified in the related Prospectus Supplement, a Trust Fund may also include a derivative arrangement with respect to the Securities of any Series or any Class or Classes of a Series of Securities. A derivative arrangement may include a guaranteed rate agreement, a maturity liquidity facility, a tax protection agreement, an interest rate cap or floor agreement, an interest rate or currency swap agreement or any other similar arrangement, in each case as described in the related Prospectus Supplement.

                       Yield and Prepayment Considerations

         The yields to maturity and weighted average lives of the Securities will be affected primarily by the amount and timing of principal payments received on or in respect of the Trust Fund Assets included in the related Trust Fund. The original terms to maturity of the Loans in a given Pool will vary depending upon the type of Loans included therein. Each Prospectus Supplement will contain information with respect to the type and maturities of the Loans in the related Pool. The related Prospectus Supplement will specify the circumstances, if any, under which the related Loans will be subject to prepayment penalties. The prepayment experience on the Loans in a Pool will affect the weighted average life of the related Series of Securities.

         The rate of prepayment on the Loans cannot be predicted. Home equity loans and home improvement contracts have been originated in significant volume only during the past few years and the Depositor is not aware of any publicly available studies or statistics on the rate of prepayment of those loans. Generally, home equity loans and home improvement contracts are not viewed by borrowers as permanent financing. Accordingly, the Loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, because home equity loans such as the Revolving Credit Line Loans generally are not fully amortizing, the absence of voluntary borrower prepayments could cause rates of principal payments lower than, or similar to, those of traditional fully-amortizing first mortgage loans. The prepayment experience of the related Trust Fund may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing, homeowner mobility and the frequency and amount of any future draws on any Revolving Credit Line Loans. Other factors that might be expected to affect the prepayment rate of a pool of home equity mortgage loans or home improvement contracts include the amounts of, and interest rates on, the underlying senior mortgage loans, and the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles. Accordingly, the Loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the fight of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the Loans. The enforcement of a "due-on-sale" provision (as described below) will have the same effect as a prepayment of the related Loan. See "Material Legal Aspects of the Loans -- Due-on-Sale Clauses." The yield to an investor who purchases Securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the Loans is actually different than the rate anticipated by that investor at the time those Securities were purchased.

         Collections on Revolving Credit Line Loans may vary because, among other things, borrowers may (i) make payments during any month as low as the minimum monthly payment for the month or, during the interest-only period for a portion of Revolving Credit Line Loans and, in more limited circumstances, Closed-End Loans, with respect to which an interest-only payment option has been selected, the interest and the fees and charges for the month or (ii) make payments as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make the required periodic payments. In addition, collections on the Loans may vary due to seasonal purchasing and the payment habits of borrowers.

         Unless otherwise specified in the related Prospectus Supplement, all conventional Loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or transfers by the borrower of the related Property. Loans insured by the FHA, and Single Family Loans partially guaranteed by the VA, are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on the Loans may be lower than that of conventional Loans bearing comparable interest rates. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the Property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the Master Servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See "The Agreements -- Collection Procedures" and "Material Legal Aspects of the Loans" for a description of the applicable provisions of each Agreement and legal developments that may affect the prepayment experience on the Loans.

         The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the Loan Rates home by the Loans, those Loans are more likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above those Loan Rates. Conversely, if prevailing interest rates rise appreciably above the Loan Rates borne by the Loans, those Loans are more likely to experience a lower prepayment rate than if prevailing rates remain at or below those Loan Rates. However, there can be no assurance that the preceding sentence will be the case.

         When a full prepayment is made on a Loan, the borrower is charged interest on the principal amount of the Loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment, rather than for a full month. Unless otherwise provided in the related Prospectus Supplement, the effect of prepayments in full will be to reduce the amount of interest passed through or paid in the following month to holders of Securities because interest on the principal amount of any Loan so prepaid generally will be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the Loans so prepaid on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through or paid in that month. Unless otherwise specified in the related Prospectus Supplement, neither full nor partial prepayments will be paved through or paid until the month following receipt.

         Even assuming that the Properties provide adequate security for the Loans, substantial delays could be encountered in connection with the liquidation of defaulted Loans and corresponding delays in the receipt of related proceeds by Securityholders could occur. An action to foreclose on a Property securing a Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a property. In the event of a default by a borrower, these restrictions among other things, may impede the ability of the Master Servicer to foreclose on or sell the Property or to obtain liquidation proceeds sufficient to repay all amounts due on the related Loan. In addition, the Master Servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted Loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

         Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted mortgage loan having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the remaining principal balance of the small mortgage loan than would be the case with the other defaulted mortgage loan having a large remaining principal balance.

         Applicable state laws generally regulate interest rates and other charges, require disclosures, and require licensing of some originators and servicers of Loans. In addition, most have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Master Servicer to collect all or part of the principal of or may entitle the borrower to a refund of amounts previously paid and, in addition, could interest on the Loans, subject the Master Servicer to damages and administrative sanctions.

         If the rate at which interest is passed through or paid to the holders of Securities of a Series is calculated on a Loan-by-Loan basis, disproportionate principal prepayments among Loans with different Loan Rates will affect the yield on those Securities. In most cases, the effective yield to Securityholders will be lower than the yield otherwise produced by the applicable Pass-Through Rate or interest rate and purchase price, because while interest will accrue on each Loan from the first day of the month (unless otherwise specified in the related Prospectus Supplement), the distribution of that interest will not be made earlier than the month following the month of accrual.

         Under some circumstances, the Master Servicer, the holders of the residual interests in a REMIC or any person specified in the related Prospectus Supplement may have the option to purchase the assets of a Trust Fund thereby effecting earlier retirement of the related Series of Securities. See "The Agreements -Termination; Optional Termination."

         The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the Trust Fund Assets at any time or over the lives of the Securities.

         The Prospectus Supplement relating to a Series of Securities will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of those Securities.

                                 The Agreements

         Set forth below is a description of the material provisions of each Agreement which are not described elsewhere in this Prospectus. The description is subject to, and qualified in its entirety by reference to, the provisions of each Agreement. Where particular provisions or terms used in the Agreements are referred to, the provisions or terms are as specified in the Agreements.

Assignment of the Trust Fund Assets

         Assignment of the Loans. At the time of issuance of the Securities of a Series, and except as otherwise specified in the related Prospectus Supplement, the Depositor will cause the Loans comprising the related Trust Fund to be assigned to the Trustee, without recourse, together with all principal and interest received by or on behalf of the Depositor on or with respect to those Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest specified in the related Prospectus Supplement. The Trustee will, concurrently with the assignment, deliver the Securities to the Depositor in exchange for the Loans. Each Loan will be identified in a schedule appearing as an exhibit to the related Agreement. The schedule will include information as to the outstanding principal balance of each Loan after application of payments due on or before the Cut-off Date, as well as information regarding the Loan Rate or APR, the maturity of the Loan, the Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, at origination and other information.

         Unless otherwise specified in the related Prospectus Supplement, the Agreement will require that, within the time period specified therein, the Depositor will also deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) as to each Mortgage Loan or Home Equity Loan, among other things:

         (i) the mortgage note or contract endorsed without recourse in blank or to the order of the Trustee,

         (ii) the mortgage, deed of trust or similar instrument (a "Mortgage") with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case the Depositor will deliver or cause to be delivered a copy of the Mortgage together with a certificate that the original of the Mortgage was delivered to the applicable recording office),

         (iii) an assignment of the Mortgage to the Trustee, which assignment will be in recordable form in the case of a Mortgage assignment, and

         (iv) the other security documents, including those relating to any senior interests in the Property, as may be specified in the related Prospectus Supplement or the related Agreement.

Unless otherwise specified in the related Prospectus Supplement, the Depositor will promptly cause the assignments of the related Loans to be recorded in the appropriate public office for real property records, except in states in which, in the opinion of counsel acceptable to the Trustee, the recording is not required to protect the Trustee's interest in the Loans against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the Originators of the Loans.

         With respect to any Loans that are Cooperative Loans, the Depositor will cause to be delivered to the Trustee the related original cooperative note endorsed without recourse in blank or to the order of the Trustee, the original security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate, related blank stock powers and any other document specified in the related Prospectus Supplement. The Depositor will cause to be filed in the appropriate office an assignment and a financing statement evidencing the Trustee's security interest in each Cooperative Loan.

         Unless otherwise specified in the related Prospectus Supplement, the Depositor will as to each Contract, deliver or cause to be delivered to the Trustee the original Contract and copies of documents and instruments related to each Contract and, other than in the case of unsecured Contracts, the security interest in the Property securing that Contract. In order to give notice of the right, title and interest of Securityholders to the Contracts, the Depositor will cause a UCC-1 financing statement to be executed by the Depositor or the Seller identifying the Trustee as the secured party and identifying all Contracts as collateral. Unless otherwise specified in the related Prospectus Supplement, the Contracts will not be stamped or otherwise marked to reflect their assignment to the Trustee. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the Contracts without notice of the assignment, the interest of Securityholders in the Contracts could be defeated. See "Material Legal Aspects of the Loans -- The Contracts."

         The Trustee (or the custodian hereinafter referred to) will review the Loan documents within the time period specified in the related Prospectus Supplement after receipt thereof, and the Trustee will hold those documents in trust for the benefit of the related Securityholders. Unless otherwise specified in the related Prospectus Supplement, if any document is found to be missing or defective in any material respect, the Trustee (or the custodian) will notify the Master Servicer and the Depositor, and the Master Servicer will notify the related Seller or Originator.

         If the applicable Seller or Originator cannot cure the omission or defect within the time period specified in the related Prospectus Supplement after receipt of notice, that Seller or Originator will be obligated to either
(i) purchase the related Loan from the Trust Fund at the Purchase Price or (ii) if so specified in the related Prospectus Supplement, remove that Loan from the Trust Fund and substitute in its place one or more other Loans that meets requirements set forth therein. There can be no assurance that a Seller or Originator will fulfill this purchase or substitution obligation. Although the Master Servicer may be obligated to enforce the obligation to the extent described above under "The Trust Fund -- Representations by Sellers or Originators; Repurchases," neither the Master Servicer nor the Depositor will be obligated to purchase or replace the Loan if the Seller or Originator defaults on its obligation, unless the breach also constitutes a breach of the representations or warranties of the Master Servicer or the Depositor, as the case may be. Unless otherwise specified in the related Prospectus Supplement, this obligation to cure, purchase or substitute constitutes the sole remedy available to the Securityholders or the Trustee for omission of, or a material defect in, a constituent document.

         The Trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the Loans as agent of the Trustee.

         The Master Servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Agreement. Upon a breach of any representation of the Master Servicer regarding its authority or its ability which materially and adversely affects the interests of the Securityholders in a Loan, the Master Servicer will be obligated either to cure the breach in all material respects or to purchase (at the Purchase Price) or if so specified in the related Prospectus Supplement, replace the Loan. Unless otherwise specified in the related Prospectus Supplement, this obligation to cure, purchase or substitute constitutes the sole remedy available to the Securityholders or the Trustee for that breach of representation by the Master Servicer.

         Notwithstanding the foregoing provisions, with respect to a Trust Fund for which a REMIC election is to be made, no purchase or substitution of a Loan will be made if the purchase or substitution would result in a prohibited transaction tax under the Code.

No Recourse to Sellers, Originators, Depositor or Master Servicer

         As described above under "-- Assignment of the Trust Fund Assets," the Depositor will cause the Loans comprising the related Trust Fund to be assigned to the Trustee, without recourse. However, each Seller or Originator will be obligated to repurchase or substitute for any Loan as to which representations and warranties are breached or for failure to deliver the required documents relating to the Loans as described above under "-- Assignment of the Trust Fund Assets" and under "The Trust Fund -- Representations by Sellers or Originators; Repurchases." These obligations to purchase or substitute constitute the sole remedy available to the Securityholders or the Trustee for a breach of any representation or failure to deliver a constituent document.

Payments on Loans; Deposits to Security Account

         The Master Servicer will establish and maintain or cause to be established and maintained with respect to the related Trust Fund a separate account or accounts for the collection of payments on the related Trust Fund Assets in the Trust Fund (the "Security Account") which, unless otherwise specified in the related Prospectus Supplement, must be either (i) maintained with a depository institution the debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the obligations of which) are rated in one of the two highest rating categories by the Rating Agency or Rating Agencies that rated one or more classes of the related Series of Securities, (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund (the "BIF") of the FDIC or the Savings Association Insurance Fund (as successor to the Federal Savings and Loan Insurance Corporation ("SAIF")), (iii) an account or accounts the deposits in which are insured by the BIF or SAIF (to the limits established by the FDIC), and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, the Securityholders have a claim with respect to the funds in the Security Account or a perfected first priority security interest against any collateral securing those funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the Security Account is maintained, or (iv) an account or accounts otherwise acceptable to each Rating Agency. The collateral eligible to secure amounts in the Security Account is limited to Permitted Investments. A Security Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding Distribution Date in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or its designee will be entitled to receive any interest or other income earned on funds in the Security Account as additional compensation and will be obligated to deposit in the Security Account the amount of any loss immediately as realized. The Security Account may be maintained with the Master Servicer or with a depository institution that is an affiliate of the Master Servicer, provided it meets the standards set forth above.

         The Master Servicer will deposit or cause to be deposited in the Security Account for each Trust Fund, to the extent applicable and unless otherwise specified in the related Prospectus Supplement and provided in the Agreement, the following payments and collections received or advances made by or on behalf of it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date and exclusive of any amounts representing Retained Interest):

                  (i) all payments on account of principal, including Principal Prepayments and, if specified in the related Prospectus Supplement, any applicable prepayment penalties, on the Loans;

                  (ii) all payments on account of interest on the Loans, net of applicable servicing compensation;

                  (iii) all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ("Insured Expenses") incurred, and unreimbursed Advances made, by the Master Servicer, if any) of the hazard insurance policies and any Primary Mortgage Insurance Policies, to the extent those proceeds are not applied to the restoration of the property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts (net of unreimbursed expenses incurred in connection with liquidation or foreclosure ("Liquidation Expenses") and unreimbursed Advances made, by the Master Servicer, if any) received and retained in connection with the liquidation of defaulted Loans, by foreclosure or otherwise ("Liquidation Proceeds"), together with any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure;

                  (iv) all proceeds of any Loan or property in respect thereof purchased by the Master Servicer, the Depositor or any Seller or Originators as described under "The Trust Funds -- Representations by Sellers or Originators; Repurchases" or under "-- Assignment of Trust Fund Assets" above and all proceeds of any Loan repurchased as described under "-- Termination; Optional Termination" below;

                  (v) all payments required to be deposited in the Security Account with respect to any deductible clause in any blanket insurance policy described under "-- Hazard Insurance" below;

                  (vi) any amount required to be deposited by the Master Servicer in connection with losses realized on investments for the benefit of the Master Servicer of funds held in the Security Account and, to the extent specified in the related Prospectus Supplement, any payments required to be made by the Master Servicer in connection with prepayment interest shortfalls; and

                  (vii) all other amounts required to be deposited in the Security Account pursuant to the Agreement.

         The Master Servicer (or the Depositor, as applicable) will from time to time direct the institution that maintains the Security Account to withdraw funds from the Security Account for specified purposes which, unless otherwise specified in the related Prospectus Supplement, will include the following:

                  (i) to pay to the Master Servicer the servicing fees described in the related Prospectus Supplement, the master servicing fees (subject to reduction) and, as additional servicing compensation, earnings on or investment income with respect to funds in the amounts in the Security Account credited thereto;

                  (ii) to reimburse the Master Servicer for Advances, the right of reimbursement with respect to any Loan being limited to amounts received that represent late recoveries of payments of principal and/or interest on the Loan (or Insurance Proceeds or Liquidation Proceeds with respect thereto) with respect to which the Advance was made;

                  (iii) to reimburse the Master Servicer for any Advances previously made which the Master Servicer has determined to be nonrecoverable;

                  (iv) to reimburse the Master Servicer from Insurance Proceeds for expenses incurred by the Master Servicer and covered by the related insurance policies;

                  (v) to reimburse the Master Servicer for unpaid master servicing fees and unreimbursed out-of-pocket costs and expenses incurred by the Master Servicer in the performance of its servicing obligations, the right of reimbursement being limited to amounts received representing late recoveries of the payments for which the advances were made;

                  (vi) to pay to the Master Servicer, with respect to each Loan or property acquired in respect thereof that has been purchased by the Master Servicer pursuant to the Agreement, all amounts received thereon and not taken into account in determining the principal balance of the repurchased Loan;

                  (vii) to reimburse the Master Servicer or the Depositor for expenses incurred and reimbursable pursuant to the Agreement;

                  (viii) to withdraw any amount deposited in the Security Account and not required to be deposited therein; and

                  (ix) to clear and terminate the Security Account upon termination of the Agreement.

         In addition, unless otherwise specified in the related Prospectus Supplement, on or prior to the business day immediately preceding each Distribution Date, the Master Servicer shall withdraw from the Security Account the amount of Available Funds, to the extent on deposit, for deposit in an account maintained by the Trustee for the related Series of Securities.

Pre-Funding Account

         If so provided in the related Prospectus Supplement, the Master Servicer will establish and maintain a Pre-Funding Account, in the name of the related Trustee on behalf of the related Securityholders, into which the Depositor will deposit cash from the proceeds of the issuance of the related Securities in an amount equal to the Pre-Funded Amount on the related Closing Date. The Pre-Funded Amount will not exceed 25% of the initial aggregate principal amount of the Certificates and/or Notes of the related Series. The Pre-Funding Account will be maintained with the Trustee for the related Series of Securities and is designed solely to hold funds to be applied by the related Trustee during the Funding Period to pay to the Depositor the purchase price for Subsequent Loans. Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related Loans. The Pre-Funded Amount will be used by the related Trustee to purchase Subsequent Loans from the Depositor from time to time during the Funding Period. Each Subsequent Loan that is purchased by the related Trustee will be required to be underwritten in accordance with the eligibility criteria set forth in the related Agreement and in the related Prospectus Supplement. The eligibility criteria will be determined in consultation with the applicable Rating Agency or Rating Agencies prior to the issuance of the related Series of Securities and are designed to ensure that if Subsequent Loans were included as part of the initial Loans, the credit quality of the assets would be consistent with the initial rating or ratings of the Securities of that Series. The Depositor will certify to the Trustee that all conditions precedent to the transfer of the Subsequent Loans to the Trust Fund, including, among other things, the satisfaction of the related eligibility criteria, have been satisfied. It is a condition precedent to the transfer of any Subsequent Loans to the Trust Fund that the applicable Rating Agency or Rating Agencies, after receiving prior notice of the proposed transfer of the Subsequent Loans to the Trust Fund, will not have advised the Depositor or the related Trustee that the conveyance of the Subsequent Loans to the Trust Fund will result in a qualification, modification or withdrawal of their current rating of any Securities of that Series. Upon the purchase by the Trustee of a Subsequent Loan, that Subsequent Loan will be included in the related Trust Fund Assets. The Funding Period, if any, for a Trust Fund will begin on the related Closing Date and will end on the date specified in the related Prospectus Supplement, which in no event will be later than the date that is three months after the related Closing Date. Monies on deposit in the Pre-Funding Account may be invested in Permitted Investments under the circumstances and in the manner described in the related Agreement. See the "Index of Defined Terms" on page 119 of this Prospectus for the location of the defined term "Permitted Investments." Earnings on investment of funds in the Pre-Funding Account will be deposited into the related Security Account or any other trust account as is specified in the related Prospectus Supplement or released to the Depositor or the Master Servicer or any other party and in the manner specified in the related Prospectus Supplement. Losses on the investment of funds in the Pre-Funding Account will be charged against the funds on deposit in the Pre-Funding Account unless otherwise specified in the related Prospectus Supplement. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be distributed to the related Securityholders in the manner and priority specified in the related Prospectus Supplement, as a prepayment of principal of the related Securities. The Depositor will include information regarding the additional Subsequent Loans in a Current Report on Form 8-K, to be filed after the end of the Funding Period, to the extent that the information, individually or in the aggregate, is material.

         In addition, if so provided in the related Prospectus Supplement, the Master Servicer will establish and maintain, in the name of the Trustee on behalf of the related Securityholders, an account (the "Capitalized Interest Account") into which the Depositor will deposit cash from the proceeds of the issuance of the related Securities in an amount necessary to cover shortfalls in interest on the related Series of Securities that may arise as a result of a portion of the assets of the Trust Fund not being invested in Loans and the utilization of the Pre-Funding Account as described above. The Capitalized Interest Account shall be maintained with the Trustee for the related Series of Securities and is designed solely to cover the above-mentioned interest shortfalls. Monies on deposit in the Capitalized Interest Account will not be available to cover losses on or in respect of the related Loans. Amounts on deposit in the Capitalized Interest Account will be distributed to Securityholders on the Distribution Dates occurring in the Funding Period to cover any shortfalls in interest on the related Series of Securities as described in the related Prospectus Supplement. Monies on deposit in the Capitalized Interest Account may be invested in Permitted Investments under the circumstances and in the manner described in the related Agreement. Earnings on and investment of funds in the Capitalized Interest Account will be deposited into the related Security Account or any other trust account as specified in the related Prospectus Supplement or released to the Depositor or the Master Servicer or any other party and in the manner specified in the related Prospectus Supplement. Losses on the investment of funds in the Capitalized Interest Account will be charged against the funds on deposit in the Capitalized Interest Account unless otherwise specified in the related Prospectus Supplement. To the extent that the entire amount on deposit in the Capitalized Interest Account has not been applied to cover shortfalls in interest on the related Series of Securities by the end of the Funding Period, any amounts remaining in the Capitalized Interest Account will be paid to the Depositor.

Sub-Servicing by Sellers

         Each Seller of a Loan or any other servicing entity may act as the Sub-Servicer for a Loan pursuant to an agreement (each, a "Sub-Servicing Agreement"), which will not contain any terms inconsistent with the related Agreement. While each Sub-Servicing Agreement will be a contract solely between the Master Servicer and the Sub-Servicer, the Agreement pursuant to which a Series of Securities is issued will provide that, if for any reason the Master Servicer for that Series of Securities is no longer the Master Servicer of the related Loans, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under the Sub-Servicing Agreement. Notwithstanding any subservicing arrangement, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement as if the Master Servicer alone were servicing the Loans.

Hazard Insurance

         Except as otherwise specified in the related Prospectus Supplement, the Master Servicer will require the mortgagor or obligor on each Loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of Property in the state in which the Property is located. Coverage will be in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing the Loan or (ii) the greater of (y) the outstanding principal balance of the Loan and (z) an amount such that the proceeds of the policy shall be sufficient to prevent the mortgagor and/or the mortgagee from becoming a co-insurer. All amounts collected by the Master Servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Property or released to the mortgagor or obligor in accordance with the Master Servicer's normal servicing procedures) will be deposited in the related Security Account. In the event that the Master Servicer maintains a blanket policy insuring against hazard losses on all the Loans comprising part of a Trust Fund, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. A blanket policy may contain a deductible clause, in which case the Master Servicer will be required to deposit from its own funds into the related Security Account the amounts which would have been deposited therein but for that clause.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a Loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases, vandalism. The foregoing list is merely indicative of a subset of the kinds of uninsured risks and is not intended to be all inclusive. If the Property securing a Loan is located in a federally designated special flood area at the time of origination, the Master Servicer will require the mortgagor or obligor to obtain and maintain flood insurance.

         The hazard insurance policies covering properties securing the Loans typically contain a clause which in effect requires the insured at all time to carry insurance of a specified percentage of a specified percentage (generally 80% to 90%) of the full replacement value of the insured property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of (i) the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed or (ii) the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements. Since the amount of hazard insurance the Master Servicer may cause to be maintained on the improvements securing the Loans declines as the principal balances owing thereon decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property. If specified in the related Prospectus Supplement, a special hazard insurance policy will be obtained to insure against a portion of the uninsured risks described above. See "Credit Enhancement."

         Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any Cooperative Loan. Generally, the Cooperative itself is responsible for maintenance of hazard insurance for the property owned by the Cooperative and the tenant-stockholders of that Cooperative do not maintain individual hazard insurance policies. To the extent, however, that a Cooperative and the related borrower on a Cooperative Loan do not maintain insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to the borrower's cooperative dwelling or the Cooperative's building could significantly reduce the value of the collateral securing that Cooperative Loan to the extent not covered by other credit support.

         If the Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Property, the Master Servicer is not required to expend its own funds to restore the damaged Property unless it determines (i) that the restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) that the related expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

         If recovery on a defaulted Loan under any related Insurance Policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted Loan is not covered by an Insurance Policy, the Master Servicer will be obligated to follow or cause to be followed the normal practices and procedures it deems necessary or advisable to realize upon the defaulted Loan. If the proceeds of any liquidation of the Property securing the defaulted Loan are less than the principal balance of that Loan plus interest accrued thereon that is payable to Securityholders, the Trust Fund will realize a loss in the amount of that difference plus the aggregate of expenses incurred by the Master Servicer in connection with the proceedings and which are reimbursable under the Agreement. In the unlikely event that any of those proceedings result in a total recovery which is, after reimbursement to the Master Servicer of its expenses, in excess of the principal balance of that Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to that Loan and, unless otherwise specified in the related Prospectus Supplement, amounts representing the balance of the excess, exclusive of any amount required by law to be forwarded to the related borrower, as additional servicing compensation.

         Unless otherwise specified in the related Prospectus Supplement, if the Master Servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of a portion of expenses reimbursable to the Master Servicer, exceed the principal balance of the related Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to that Loan. In the event that the Master Servicer has expended its own funds to restore the damaged Property and those funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Security Account out of related Liquidation Proceeds or Insurance Proceeds an amount equal to the expenses incurred by it, in which event the Trust Fund may realize a loss up to the amount so charged. Since Insurance Proceeds cannot exceed deficiency claims and a portion of expenses incurred by the Master Servicer, no payment or recovery will result in a recovery to the Trust Fund which exceeds the principal balance of the defaulted Loan together with accrued interest thereon. See "Credit Enhancement."

         Unless otherwise specified in the related Prospectus Supplement or the related Agreement, the proceeds from any liquidation of a Loan will be applied in the following order of priority:

         o first, to reimburse the Master Servicer for any unreimbursed expenses incurred by it to restore the related Property and any unreimbursed servicing compensation payable to the Master Servicer with respect to that Loan;

         o second, to reimburse the Master Servicer for any unreimbursed Advances with respect to that Loan;

         o third, to accrued and unpaid interest (to the extent no Advance has been made for the amount) on that Loan; and

         o    fourth, as a recovery of principal of that Loan.

Realization Upon Defaulted Loans

         General. The Master Servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the Properties securing the related Loans as come into and continue in default and as to which no satisfactory arrangements can be made for the collection of delinquent payments. In connection with a foreclosure or other conversion, the Master Servicer will follow the practices and procedures as deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the Master Servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the Property unless it determines that: (i) the restoration or foreclosure will increase the Liquidation Proceeds in respect of the related Loan available to the Security holders after reimbursement to itself for the expenses and (ii) the expenses will be recoverable by it either through Liquidation Proceeds or the proceeds of insurance. Notwithstanding anything to the contrary herein, in the case of a Trust Fund for which a REMIC election has been made, the Master Servicer shall liquidate any Property acquired through foreclosure within two years after the acquisition of the beneficial ownership of that Property. While the holder of a Property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the Trust Fund, if applicable, will have no ability to do so and neither the Master Servicer nor the Depositor will be required to do so.

         The Master Servicer may arrange with the obligor on a defaulted Loan, a modification of that Loan (a "Modification") to the extent provided in the related Prospectus Supplement. Modifications may only be entered into if they meet the underwriting policies and procedures employed by the Master Servicer in servicing receivables for its own account and meet the other conditions described in the related Prospectus Supplement.

         Primary Mortgage Insurance Policies. If so specified in the related Prospectus Supplement, the Master Servicer will maintain or cause to be maintained, as the case may be, in full force and effect, a Primary Mortgage Insurance Policy with regard to each Loan for which the coverage is required. Primary Mortgage Insurance Policies reimburse specified losses sustained by reason of defaults in payments by borrowers. Although the terms and conditions of Primary Mortgage Insurance Policies differ, each Primary Mortgage Insurance Policy will generally cover losses up to an amount equal to the excess of the unpaid principal amount of a defaulted Loan (plus accrued and unpaid interest thereon and approved expenses) over a specified percentage of the value of the related Mortgaged Property. The Master Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect at the time of the initial issuance of a Series of Securities that is required to be kept in force under the applicable Agreement unless the replacement Primary Mortgage Insurance Policy for the cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of Securities of that Series that have been rated.

         FHA Insurance; VA Guaranties. Loans designated in the related Prospectus Supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1937, as amended. In addition to the Title I Program of the FHA, see "Material Legal Aspects of the Loans -- The Title I Program," some Loans will be insured under various FHA programs including the standard FHA 203(b) program to finance the acquisition of one- to four-family housing units and the FHA 245 graduated payment mortgage program. These programs generally limit the principal amount and interest rates of the mortgage loans insured. Loans insured by FHA generally require a minimum down payment of approximately 5% of the original principal amount of the loan. No FHA-insured Loans relating to a Series may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of the related loan.

         Loans designated in the related Prospectus Supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's Readjustment Act of 1944, as amended (a "VA Guaranty"). The Serviceman's Readjustment Act of 1944, as amended, permits a veteran--or a spouse in some instances--to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one-to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guaranty of mortgage loans of up to 30 years' duration. However, no Loan guaranteed by the VA will have an original principal amount greater than five times the partial VA guaranty for that Loan. The maximum guaranty that may be issued by the VA under a VA guaranteed mortgage loan depends upon the original principal amount of the mortgage loan, as further described in 38 United States Code Section 1803(a), as amended.

Servicing and Other Compensation and Payment of Expenses

         The principal servicing compensation to be paid to the Master Servicer in respect of its master servicing activities for each Series of Securities will be equal to the percentage per annum described in the related Prospectus Supplement, which may vary, of the outstanding principal balance of each Loan, and the compensation will be retained by it from collections of interest on the related Loan in the related Trust Fund (the "Master Servicing Fee"). Unless otherwise specified in the related Prospectus Supplement, as compensation for its servicing duties, a Sub-Servicer or, if there is no Sub-Servicer, the Master Servicer will be entitled to a monthly servicing fee as described in the related Prospectus Supplement. In addition, unless otherwise specified in the related Prospectus Supplement, the Master Servicer or Sub-Servicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from borrowers, and any benefit that may accrue as a result of the investment of funds in the applicable Security Account (unless otherwise specified in the related Prospectus Supplement).

         The Master Servicer will pay or cause to be paid specified ongoing expenses associated with each Trust Fund and incurred by it in connection with its responsibilities under the related Agreement, including, without limitation, payment of any fee or other amount payable in respect of any credit enhancement arrangements, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the certificate registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of Sub-Servicers and Sellers. The Master Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Sub-Servicers and Sellers under limited circumstances.

Evidence as to Compliance

         Each Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, the Audit Program for Mortgages serviced for FHLMC or other program as specified in the related Prospectus Supplement, the servicing by or on behalf of the Master Servicer of mortgage loans or private asset backed securities, or under pooling and servicing agreements substantially similar to each other (including the related Agreement), was conducted in compliance with those agreements except for any significant exceptions or errors in records that, in the opinion of the firm, the Audit Program for Mortgages serviced for FHLMC, or the Uniform Single Attestation Program for Mortgage Bankers, it is required to report. In rendering its statement the firm may rely, as to matters relating to the direct servicing of Loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of that statement) of firms of independent public accountants with respect to the related Sub-Servicer.

         Each Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Agreement throughout the preceding year.

         Copies of the annual accountants' statement and the statement of officers of the Master Servicer may be obtained by Securityholders of the related Series without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

Matters Regarding the Master Servicer and the Depositor

         The Master Servicer under each Pooling and Servicing Agreement or Master Servicing Agreement, as applicable, will be named in the related Prospectus Supplement. Each Agreement will provide that the Master Servicer may not resign from its obligations and duties under the Agreement except upon a determination that its duties thereunder are no longer permissible under applicable law. The Master Servicer may, however, be removed from its obligations and duties as set forth in the Agreement. No resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

         Each Agreement will further provide that neither the Master Servicer, the Depositor nor any director, officer, employee, or agent of the Master Servicer or the Depositor will be under any liability to the related Trust Fund or Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, the Depositor nor any director, officer, employee, or agent of the Master Servicer or the Depositor will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Each Agreement will further provide that the Master Servicer, the Depositor and any director, officer, employee or agent of the Master Servicer or the Depositor will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense related to any specific Loan or Loans (except any loss, liability or expense otherwise reimbursable pursuant to the Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement will provide that neither the Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer or the Depositor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In that event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Securityholders.

         Except as otherwise specified in the related Prospectus Supplement, any person into which the Master Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer is a party, or any person succeeding to the business of the Master Servicer, will be the successor of the Master Servicer under each Agreement and further provided that the merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of Securities of that Series that have been rated.

Events of Default; Rights Upon Event of Default

         Pooling and Servicing Agreement; Master Servicing Agreement. Except as otherwise specified in the related Prospectus Supplement, Events of Default under each Agreement will consist of :

         (i) any failure by the Master Servicer to distribute or cause to be distributed to Securityholders of any class any required payment (other than an Advance) which continues unremedied for five days after the giving of written notice of the failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities of that class evidencing not less than 25% of the total distributions allocated to that class ("Percentage Interests");

         (ii) any failure by the Master Servicer to make an Advance as required under the Agreement, unless cured as specified therein;

         (iii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for thirty days after the giving of written notice of the failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities of any class evidencing not less than 25% of the aggregate Percentage Interests constituting that class; and

         (iv) events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and actions by or on behalf of the Master Servicer indicating its insolvency, reorganization or inability to pay its obligations.

         If specified in the related Prospectus Supplement, the Agreement will permit the Trustee to sell the Trust Fund Assets and the other assets of the Trust Fund described under "Credit Enhancement" herein in the event that payments in respect thereto are insufficient to make payments required in the Agreement. The assets of the Trust Fund will be sold only under the circumstances and in the manner specified in the related Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, so long as an Event of Default under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of Securities of any class evidencing not less than 25% of the aggregate Percentage Interests constituting a class and under the other circumstances specified in the related Agreement, the Trustee shall terminate all of the rights and obligations of the Master Servicer under the Agreement relating to that Trust Fund and in and to the related Trust Fund Assets, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement, including, if specified in the related Prospectus Supplement, the obligation to make Advances, and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution meeting the qualifications set forth in the related Agreement to act as successor to the Master Servicer under the Agreement. Pending the appointment, the Trustee is obligated to act in that capacity. The Trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

         Unless otherwise specified in the related Prospectus Supplement, no Securityholder, solely by virtue of that holder's status as a Securityholder, will have any right under any Agreement to institute any proceeding with respect to the related Agreement, unless that holder previously has given to the Trustee written notice of default and unless the holders of Securities of any class of that Series evidencing not less than 25% of the aggregate Percentage Interests constituting that class have made written request upon the Trustee to institute a proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any proceeding.

         Indenture. Except as otherwise specified in the related Prospectus Supplement, Events of Default under the Indenture for each Series of Notes include:

          (i) a default in the payment of any principal of or interest on any Note of that Series which continues unremedied for five days after the giving of written notice of the default is given as specified in the related Prospectus Supplement;

          (ii) failure to perform in any material respect any other covenant of the Depositor or the Trust Fund in the Indenture which continues for a period of thirty (30) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement;

          (iii) events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or

          (iv) any other Event of Default provided with respect to Notes of that Series including but not limited to defaults on the part of the issuer, if any, of a credit enhancement instrument supporting the Notes.

         If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of that Series may declare the principal amount (or, if the Notes of that Series have an interest rate of 0%, that portion of the principal amount as may be specified in the terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of the Series to be due and payable immediately. That declaration may, under limited circumstances, be rescinded and annulled by the holders of more than 50% of the Percentage Interests of the Notes of that Series.

         If, following an Event of Default with respect to any Series of Notes, the Notes of that Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding the acceleration, elect to maintain possession of the collateral securing the Notes of that Series and to continue to apply distributions on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of that Series as they would have become due if there had not been a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default, other than a default in the payment of any principal or interest on any Note of that Series for five days or more, unless:

         (a) the holders of 100% of the Percentage Interests of the Notes of that Series consent to the sale,

         (b) the proceeds of the sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of that Series at the date of the sale or

         (c) the Trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on those Notes as the payments would have become due if the Notes had not been declared due and payable, and the Trustee obtains the consent of the holders of 66 2/3% of the Percentage Interests of the Notes of that Series.

         In the event that the Trustee liquidates the collateral in connection with an Event of Default involving a default for five days or more in the payment of principal of or interest on the Notes of a Series, the Indenture provides that the Trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, upon the occurrence of an Event of Default, the amount available for distribution to the Noteholders would be less than would otherwise be the case. However, the Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of an Event of Default.

         Except as otherwise specified in the related Prospectus Supplement, in the event the principal of the Notes of a Series is declared due and payable, as described above, the holders of any Notes declared due and payable which was issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount which is unamortized.

         Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of Notes of that Series, unless those holders offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with that request or direction. Subject to those provisions for indemnification and limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the Notes of that Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of that Series, and the holders of a majority of the then aggregate outstanding amount of the Notes of that Series may, in some cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of that Series affected thereby.

Amendment

         Except as otherwise specified in the related Prospectus Supplement, each Agreement may be amended by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Securityholders:

         (i)      to cure any ambiguity;

         (ii) to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein; or

         (iii) to make any other revisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that the amendment will not adversely affect in any material respect the interests of any Securityholder.

An amendment will be deemed not to adversely affect in any material respect the interests of the Securityholders if the person requesting that amendment obtains a letter from each Rating Agency requested to rate the class or classes of Securities of that Series stating that the amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to the related Securities. In addition, to the extent provided in the related Agreement, an Agreement may be amended without the consent of any of the Securityholders, to change the manner in which the Security Account is maintained, provided that any change does not adversely affect the then current rating on the class or classes of Securities of that Series that have been rated. In addition, if a REMIC election is made with respect to a Trust Fund, the related Agreement may be amended to modify, eliminate or add to any of its provisions to the extent necessary to maintain the qualification of the related Trust Fund as a REMIC, provided that the Trustee has received an opinion of counsel to the effect that the action is necessary or helpful to maintain that qualification.

         Except as otherwise specified in the related Prospectus Supplement, each Agreement may also be amended by the Depositor, the Master Servicer and the Trustee with consent of holders of Securities of the related Series evidencing not less than 66% of the aggregate Percentage Interests of each class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related Securities; provided, however, that no amendment of this type may (i) reduce in any manner the amount of or delay the timing of, payments received on Loans which are required to be distributed on any Security without the consent of the holder of that Security, or (ii) reduce the aforesaid percentage of Securities of any class the holders of which are required to consent to that amendment without the consent of the holders of all Securities of the class covered by the related Agreement then outstanding. If a REMIC election is made with respect to a Trust Fund, the Trustee will not be entitled to consent to an amendment to the related Agreement without having first received an opinion of counsel to the effect that the amendment will not cause the related Trust Fund to fail to qualify as a REMIC.

Termination; Optional Termination

         Pooling and Servicing Agreement; Trust Agreement. Unless otherwise specified in the related Agreement, the obligations created by each Pooling and Servicing Agreement and Trust Agreement for each Series of Securities will terminate upon the payment to the related Securityholders of all amounts held in the Security Account or by the Master Servicer and required to be paid to them pursuant to that Agreement following the later of (i) the final payment of or other liquidation of the last of the Trust Fund Assets subject thereto or the disposition of all property acquired upon foreclosure of any Trust Fund Assets remaining in the Trust Fund and (ii) the purchase by the Master Servicer or, if REMIC treatment has been elected and if specified in the related Prospectus Supplement, by the holder of the residual interest in the REMIC (see "Federal Income Tax Consequences"), from the related Trust Fund of all of the remaining Trust Fund Assets and all property acquired in respect of those Trust Fund Assets.

         Unless otherwise specified by the related Prospectus Supplement, any purchase of Trust Fund Assets and property acquired in respect of Trust Fund Assets evidenced by a Series of Securities will be made at the option of the Master Servicer, any other person or, if applicable, the holder of the REMIC residual interest, at a price specified in the related Prospectus Supplement. The exercise of that option will effect early retirement of the Securities of that Series, but the right of the Master Servicer, any other person or, if applicable, the holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related Trust Fund Assets being less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Trust Fund Assets at the Cut-off Date for the Series. Upon that requirement being satisfied, the parties specified in the related Prospectus Supplement may purchase all Trust Fund Assets and thereby effect retirement of the related Series of Securities. In that event, the applicable purchase price will be sufficient to pay the aggregate outstanding principal balance of that Series of Securities and any undistributed shortfall in interest of that Series of Securities as will be described in the related Prospectus Supplement. The foregoing is subject to the provision that if a REMIC election is made with respect to a Trust Fund, any repurchase pursuant to clause (ii) above will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(g)(4) of the Code.

         Indenture. The Indenture will be discharged with respect to a Series of Notes--other than continuing rights specified in the Indenture--upon the delivery to the Trustee for cancellation of all the Notes of that Series or, with specified limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Notes of that Series.

         In addition to that discharge with limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of that Series (except for specified obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of that Series, to replace stolen, lost or mutilated Notes of that Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of that Series on the last scheduled Distribution Date for the Notes and any installment of interest on those Notes in accordance with the terms of the Indenture and the Notes of that Series. In the event of that defeasance and discharge of Notes of a Series, holders of Notes of that Series would be able to look only to money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.

The Trustee

         The Trustee under each Agreement will be named in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor, the Master Servicer and any of their respective affiliates.

                       Material Legal Aspects of the Loans

         The following discussion contains summaries, which are general in nature, of material legal matters relating to the Loans. Because legal aspects are governed primarily by applicable state law (which laws may differ substantially), the descriptions do not, except as expressly provided below, reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Loans is situated. The descriptions are qualified in their entirety by reference to the applicable federal laws and the appropriate laws of the states in which Loans may be originated.

General

         The Loans for a Series may be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. Deeds of trust are used almost exclusively in California instead of mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the time at which the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

         Cooperatives. A portion of the Loans may be Cooperative Loans. The Cooperative owns all the real property that comprises the project, including the land, separate dwelling units and all common areas. The Cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the Cooperative and/or underlying land, as is generally the case, the Cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the Cooperative in connection with the construction or purchase of the Cooperative's apartment building. The interest of the occupant under proprietary leases or occupancy agreements to which that Cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the Cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the Cooperative to refinance this mortgage and its consequent inability to make the final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of Cooperative shares or, in the case of a Trust Fund including Cooperative Loans, the collateral securing the Cooperative Loans.

         The Cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing that tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying rights is financed through a Cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related Cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement, and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares.

Foreclosure/Repossession

         Deed of Trust. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In some states, that foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In addition to any notice requirements contained in a deed of trust, in some states, like California, the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to other specified persons. In some states, including California, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states (including California), published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property. In California, the entire process from recording a notice of default to a non-judicial sale usually takes four to five months.

         Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage.

         Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where that judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burden of ownership, including obtaining hazard insurance and making those repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

         Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents.

         Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

         When the beneficiary under a junior mortgage or deed of trust cures the default and reinstates or redeems by paying the full amount of the senior mortgage or deed of trust, the amount paid by the beneficiary so to cure or redeem becomes a part of the indebtedness secured by the junior mortgage or deed of trust. See "--Junior Mortgages; Rights of Senior Mortgagees" below.

         Cooperative Loans. The Cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and bylaws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by that tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by that tenant-stockholder. The proprietary lease or occupancy agreement generally permits the Cooperative to terminate that lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate the lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds form the sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under that proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

         Recognition agreements also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

         In some states, foreclosure on the Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares.
Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

         Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below.

         In the case of foreclosure on a building which was converted from a rental building to a building owned by a Cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to some tenants who elected to remain in the building but who did not purchase shares in the Cooperative when the building was so converted.

Environmental Risks

         Real property pledged as security to a lender may subject the lender to unforeseen environmental risks. Under the laws of some states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states a lien to assure the payment of the costs of clean-up has priority over the lien of an existing mortgage against that property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the United States Environmental Protection Agency ("EPA") may impose a lien on property where EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

         Under the laws of some states, and under CERCLA, there are circumstances under which a secured lender may be held liable as an "owner" or "operator" for the costs of addressing releases or threatened releases of hazardous substances at a property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for those costs on any and all "responsible parties," including owners or operators. However, CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest (the "secured creditor exclusion") but without "participating in the management" of the property. Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an "owner or operator" under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment (including leasing the facility or property to a third party), or fails to dispose of the property in a commercially reasonable time frame.

         The Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996 amended CERCLA to clarify when actions taken by a lender constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the secured creditor exemption unavailable to a lender. It provides that, in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property.

         If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that costs arising from the circumstances set forth above could result in a loss to Certificateholders.

         A secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA except with respect to underground petroleum storage tanks regulated under the federal Resource Conservation and Recovery Act ("RCRA"). The Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996 amended RCRA so that the protections accorded to lenders under CERCLA are also accorded to the holders of security interests in underground petroleum storage tanks. It also endorsed EPA's lender liability rule for underground petroleum storage tanks under Subtitle I of RCRA. Under this rule, a holder of a security interest in an underground petroleum storage tank or real property containing an underground petroleum storage tank is not considered an operator of the underground petroleum storage tank as long as petroleum is not added to, stored in or dispensed from the tank. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

         Except as otherwise specified in the related Prospectus Supplement, at the time the Loans were originated, no environmental assessment or a very limited environmental assessment of the Properties was conducted.

Rights of Redemption

         In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In other states, including California, this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

Anti-deficiency Legislation and Other Limitations on Lenders

         Some states have imposed statutory and judicial restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes and case law limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property at the time of the foreclosure sale. As a result of these prohibitions, it is anticipated that in most instances the Master Servicer will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting borrowers.

         Some state statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on that personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. In some states, exceptions to the anti-deficiency statutes are provided for in specific instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

         Generally, Article 9 of the UCC governs foreclosure on Cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

         In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under that mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any of those proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Loans underlying a Series of Securities and possible reductions in the aggregate amount of those payments.

         The federal tax laws provide priority of specific tax liens over the lien of a mortgage or secured party.

Due-on-Sale Clauses

         Unless otherwise specified in the related Prospectus Supplement, each conventional Loan will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the Property, the loan or contract may be accelerated by the mortgagee or secured party. Court decisions and legislative actions have placed substantial restriction on the right of lenders to enforce those clauses in many states. For instance, the California Supreme Court in August 1978 held that due-on-sale clauses were generally unenforceable. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), subject to exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of those clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to particular categories of window period loans. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the Loans and the number of Loans which may extend to maturity.

         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under limited circumstances, be eliminated in any modified mortgage resulting from that bankruptcy proceeding.

Enforceability of Prepayment and Late Payment Fees

         Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under some state laws, prepayment charges may not be imposed after a specified period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the Properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the Loans. The absence of that type of a restraint on prepayment, particularly with respect to fixed rate Loans having higher Loan Rates, may increase the likelihood of refinancing or other early retirement of those loans or contracts. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V") provides that state usury limitations shall not apply to some types of residential first mortgage loans originated by particular lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. Fifteen states adopted a similar law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

The Contracts

         General. The Contracts, other than those Contracts that are unsecured or secured by mortgages on real estate (referred to in this section as "contracts") generally are "chattel paper" or constitute "purchase money security interests" each as defined in the UCC. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Agreement, the Depositor will transfer physical possession of the contracts to the Trustee or a designated custodian or may retain possession of the contracts as custodian for the Trustee. In addition, the Depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to, among other things, give notice of the Trust Fund's ownership of the contracts. Unless otherwise specified in the related Prospectus Supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the Depositor to the Trustee. With respect to each transaction, a decision will be made as to whether or not the contracts will be stamped or otherwise marked to reflect their assignment from the Depositor to the Trustee, based upon, among other things, the practices and procedures of the related Originator and Master Servicer and after consultation with the applicable Rating Agency or Rating Agencies. Therefore, if the contracts are not stamped or otherwise marked to reflect their assignment from the Depositor to the Trustee and through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the Trust Fund's interest in the contracts could be defeated.

         Security Interests in Home Improvements. The contracts that are secured by the Home Improvements financed thereby grant to the originator of those contracts a purchase money security interest in the Home Improvements to secure all or part of the purchase price of the Home Improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. The purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of that collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in that Home Improvement must generally be perfected by a timely fixture filing. In general, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home Improvement Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose that characterization upon incorporation of those materials into the related property, will not be secured by a purchase money security interest in the Home Improvement being financed.

         Enforcement of Security Interest in Home Improvements. So long as the Home Improvement has not become subject to the real estate law, a creditor can repossess a Home Improvement securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting a repossession sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem at or before the resale.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

         Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

         Security Interests in the Manufactured Homes. The Manufactured Homes securing the Manufactured Housing Contracts may be located in all 50 states and the District of Columbia. Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. Unless otherwise specified in the related Prospectus Supplement, the security interests of the related Trustee in the Manufactured Homes will not be noted on the certificates of title or by delivery of the required documents and payment of fees to the applicable state motor vehicle authorities. With respect to each transaction, a decision will be made as to whether or not the security interests of the related Trustee in the Manufactured Homes will be noted on the certificates of title and the required documents and fees will be delivered to the applicable state motor vehicle authorities based upon, among other things, the practices and procedures of the related Originator and Master Servicer and after consultation with the applicable Rating Agency or Rating Agencies. In some nontitle states, perfection pursuant to the provisions of the UCC is required. As manufactured homes have become large and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under certain circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the manufactured home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the secured party must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the manufactured home is located. If so specified in the related Prospectus Supplement, the Manufactured Housing Contracts may contain provisions prohibiting the borrower from permanently attaching the Manufactured Home to its site. So long as the borrower does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the Manufactured Home. If, however, a Manufactured Home is permanently attached to its site, the related lender may be required to perfect a security interest in the Manufactured Home under applicable real estate laws.

         In the event that the owner of a Manufactured Home moves it to a state other than the state in which the Manufactured Home initially is registered, under the laws of most states the perfected security interest in the Manufactured Home would continue for four months after that relocation and thereafter only if and after the owner re-registers the Manufactured Home in that state. If the owner were to relocate a Manufactured Home to another state and not re-register a security interest in that state, the security interest in the Manufactured Home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a Manufactured Home; accordingly, the secured party must surrender possession if it holds the certificate of title to that Manufactured Home or, in the case of Manufactured Homes registered in states which provide for notation of lien on the certificate of title, notice of surrender would be given to the secured party noted on the certificate of title. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection.

         Under the laws of most states, liens for repairs performed on a Manufactured Home and liens for personal property taxes take priority over a perfected security interest in the Manufactured Home.

         Consumer Protection Laws. The so-called "Holder-in-Due Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and particular, related lenders and assignees) to transfer that contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of a contract of this type to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the Trustee against that obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

         Applicability of Usury Laws. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended ("Title V"), provides that, subject to the following conditions, state usury limitations shall not apply to any contract which is secured by a first lien on certain kinds of consumer goods. The contracts would be covered if they satisfy certain conditions governing, among other things, the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

         Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted a similar law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

Installment Contracts

         The Loans may also consist of installment contracts. Under an installment contract ("Installment Contract") the seller (hereinafter referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser hereinafter referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of that contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

         The method of enforcing the rights of the lender under an Installment Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of Installment Contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in that type of a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the Installment Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an Installment Contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under Installment Contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the Installment Contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment Contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an Installment Contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

Soldiers' and Sailors' Civil Relief Act

         Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of that borrower's Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of that borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that the interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on some of the Loans. Unless otherwise provided in the related Prospectus Supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to Securityholders. The Relief Act also imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected Loan during the borrower's period of active duty status. Moreover, the Relief Act permits the extension of a Loan's maturity and the re-adjustment of its payment schedule beyond the completion of military service. Thus, in the event that a Loan of this type goes into default, there may be delays and losses occasioned by the inability to realize upon the Property in a timely fashion.

Junior Mortgages; Rights of Senior Mortgagees

         To the extent that the Loans comprising the Trust Fund for a Series are secured by mortgages which are junior to other mortgages held by other lenders or institutional investors, the rights of the Trust Fund (and therefore the Securityholders), as mortgagee under any junior mortgage, are subordinate to those of any mortgagee under any senior mortgage. The senior mortgagee has the right to receive hazard insurance and condemnation proceeds and to cause the property securing the Loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure a default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

         The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage, in that order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

         Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under some mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

         The form of credit line trust deed or mortgage generally used by most institutional lenders which make Revolving Credit Line Loans typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. Any amounts so advanced after the Cut-off Date with respect to any Mortgage will not be included in the Trust Fund. The priority of the lien securing any advance made under the clause may depend in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, notwithstanding the fact that there may be junior trust deeds or mortgages and other liens which intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of the intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, the trust deed or mortgage lien securing mortgage loans of the type which includes home equity credit lines applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the home equity credit line does not exceed the maximum specified principal amount of the recorded trust deed or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.

The Title I Program

         General. Some of the Loans contained in a Trust Fund may be loans insured under the FHA Title I Credit Insurance program created pursuant to Sections 1 and 2(a) of the National Housing Act of 1934 (the "Title I Program"). Under the Title I Program, the FHA is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I Program operates as a coinsurance program in which the FHA insures up to 90% of specified losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's FHA insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

         The types of loans which are eligible for insurance by the FHA under the Title I Program include property improvement loans ("Property Improvement Loans" or "Title I Loans"). A Property Improvement Loan or Title I Loan means a loan made to finance actions or items that substantially protect or improve the basic livability or utility of a property and includes single family improvement loans.

         There are two basic methods of lending or originating loans which include a "direct loan" or a "dealer loan." With respect to a direct loan, the borrower makes application directly to a lender without any assistance from a dealer, which application may be filled out by the borrower or by a person acting at the direction of the borrower who does not have a financial interest in the loan transaction, and the lender may disburse the loan proceeds solely to the borrower or jointly to the borrower and other parties to the transaction. With respect to a dealer loan, the dealer, who has a direct or indirect financial interest in the loan transaction, assists the borrower in preparing the loan application or otherwise assists the borrower in obtaining the loan from lender and the lender may distribute proceeds solely to the dealer or the borrower or jointly to the borrower and the dealer or other parties. With respect to a dealer Title I Loan, a dealer may include a seller, a contractor or supplier of goods or services.

         Loans insured under the Title I Program are required to have fixed interest rates and, generally, provide for equal installment payments due weekly, biweekly, semi-monthly or monthly, except that a loan may be payable quarterly or semi-annually in order to correspond with the borrower's irregular flow of income. The first or last payments (or both) may vary in amount but may not exceed 150% of the regular installment payment, and the first payment may be due no later than two months from the date of the loan. The note must contain a provision permitting full or partial prepayment of the loan. The interest rate may be established by the lender and must be fixed for the term of the loan and recited in the note. Interest on an insured loan must accrue from the date of the loan and be calculated according to the actuarial method. The lender must assure that the note and all other documents evidencing the loan are in compliance with applicable federal, state and local laws.

         Each insured lender is required to use prudent lending standards in underwriting individual loans and to satisfy the applicable loan underwriting requirements under the Title I Program prior to its approval of the loan and disbursement of loan proceeds. Generally, the lender must exercise prudence and diligence to determine whether the borrower and any co-maker is solvent and an acceptable credit risk, with a reasonable ability to make payments on the loan obligation. The lender's credit application and review must determine whether the borrower's income will be adequate to meet the periodic payments required by the loan, as well as the borrower's other housing and recurring expenses, which determination must be made in accordance with the expense-to-income ratios published by the Secretary of HUD.

         Under the Title I Program, the FHA does not review or approve for qualification for insurance the individual loans insured thereunder at the time of approval by the lending institution (as is typically the case with other federal loan programs). If, after a loan has been made and reported for insurance under the Title I Program, the lender discovers any material misstatement of fact or that the loan proceeds have been misused by the borrower, dealer or any other party, it shall promptly report this to the FHA. In that case, provided that the validity of any lien on the property has not been impaired, the insurance of the loan under the Title I Program will not be affected unless the material misstatements of fact or misuse of loan proceeds was caused by (or was knowingly sanctioned by) the lender or its employees.

         Requirements for Title I Loans. The maximum principal amount for Title I Loans must not exceed the actual cost of the project plus any applicable fees and charges allowed under the Title I Program; provided that the maximum amount does not exceed $25,000 (or the current applicable amount) for a single family property improvement loan. Generally, the term of a Title I Loan may not be less than six months nor greater than 20 years and 32 days. A borrower may obtain multiple Title I Loans with respect to multiple properties, and a borrower may obtain more than one Title I Loan with respect to a single property, in each case as long as the total outstanding balance of all Title I Loans in the same property does not exceed the maximum loan amount for the type of Title I Loan thereon having the highest permissible loan amount.

         Borrower eligibility for a Title I Loan requires that the borrower have at least a one-half interest in either fee simple title to the real property, a lease thereof for a term expiring at least six months after the final maturity of the Title I Loan or a recorded land installment contract for the purchase of the real property, and that the borrower have equity in the property being improved at least equal to the amount of the Title I Loan if the loan amount exceeds $15,000. Any Title I Loan in excess of $7,500 must be secured by a recorded lien on the improved property which is evidenced by a mortgage or deed of trust executed by the borrower and all other owners in fee simple.

         The proceeds from a Title I Loan may be used only to finance property improvements which substantially protect or improve the basic livability or utility of the property as disclosed in the loan application. The Secretary of HUD has published a list of items and activities which cannot be financed with proceeds from any Title I Loan and from time to time the Secretary of HUD may amend the list of items and activities. With respect to any dealer Title I Loan, before the lender may disburse funds, the lender must have in its possession a completion certificate on a HUD approved form, signed by the borrower and the dealer. With respect to any direct Title I Loan, the lender is required to obtain, promptly upon completion of the improvements but not later than six months after disbursement of the loan proceeds with one six month extension if necessary, a completion certificate, signed by the borrower. The lender is required to conduct an on-site inspection on any Title I Loan where the principal obligation is $7,500 or more, and on any direct Title I Loan where the borrower fails to submit a completion certificate.

         FHA Insurance Coverage. Under the Title I Program, the FHA establishes an insurance coverage reserve account for each lender which has been granted a Title I insurance contract. The amount of insurance coverage in this account is 10% of the amount disbursed, advanced or expended by the lender in originating or purchasing eligible loans registered with FHA for Title I insurance, with adjustments. The balance in the insurance coverage reserve account is the maximum amount of insurance claims the FHA is required to pay. Loans to be insured under the Title I Program will be registered for insurance by the FHA and the insurance coverage attributable to those loans will be included in the insurance coverage reserve account for the originating or purchasing lender following the receipt and acknowledgment by the FHA of a loan report on the prescribed form pursuant to the Title I regulations. The FHA charges a fee of 0.50% per annum of the net proceeds (the original balance) of any eligible loan so reported and acknowledged for insurance by the originating lender. The FHA bills the lender for the insurance premium on each insured loan annually, on approximately the anniversary date of the loan's origination. If an insured loan is prepaid during the year, FHA will not refund or abate the insurance premium.

         Under the Title I Program the FHA will reduce the insurance coverage available in the lender's FHA insurance coverage reserve account with respect to loans insured under the lender's contract of insurance by (i) the amount of the FHA insurance claims approved for payment relating to the insured loans and (ii) the amount of insurance coverage attributable to insured loans sold by the lender, and the insurance coverage may be reduced for any FHA insurance claims rejected by the FHA. The balance of the lender's FHA insurance coverage reserve account will be further adjusted as required under Title I or by the FHA, and the insurance coverage therein may be earmarked with respect to each or any eligible loans insured thereunder, if a determination is made by the Secretary of HUD that it is in its interest to do so. Origination and acquisitions of new eligible loans will continue to increase a lender's insurance coverage reserve account balance by 10% of the amount disbursed, advanced or expended in originating or acquiring the eligible loans registered with the FHA for insurance under the Title I Program. The Secretary of HUD may transfer insurance coverage between insurance coverage reserve accounts with earmarking with respect to a particular insured loan or group of insured loans when a determination is made that it is in the Secretary's interest to do so.

         The lender may transfer (except as collateral in a bona fide transaction) insured loans and loans reported for insurance only to another qualified lender under a valid Title I contract of insurance. Unless an insured loan is transferred with recourse or with a guaranty or repurchase agreement, the FHA, upon receipt of written notification of the transfer of that loan in accordance with the Title I regulations, will transfer from the transferor's insurance coverage reserve account to the transferee's insurance coverage reserve account an amount, if available, equal to 10% of the actual purchase price or the net unpaid principal balance of that loan--whichever is less. However, under the Title I Program not more than $5,000 in insurance coverage shall be transferred to or from a lender's insurance coverage reserve account during any October 1 to September 30 period without the prior approval of the Secretary of HUD.

         Claims Procedures Under Title I. Under the Title I Program the lender may accelerate an insured loan following a default on that loan only after the lender or its agent has contacted the borrower in a face-to-face meeting or by telephone to discuss the reasons for the default and to seek its cure. If the borrower does not cure the default or agree to a modification agreement or repayment plan, the lender will notify the borrower in writing that, unless within 30 days the default is cured or the borrower enters into a modification agreement or repayment plan, the loan will be accelerated and that, if the default persists, the lender will report the default to an appropriate credit agency. The lender may rescind the acceleration of maturity after full payment is due and reinstate the loan only if the borrower brings the loan current, executes a modification agreement or agrees to an acceptable repayment plan.

         Following acceleration of maturity upon a secured Title I Loan, the lender may either (a) proceed against the property under any security instrument, or (b) make a claim under the lender's contract of insurance. If the lender chooses to proceed against the property under a security instrument (or if it accepts a voluntary conveyance or surrender of the property), the lender may file an insurance claim only with the prior approval of the Secretary of HUD.

         When a lender files an insurance claim with the FHA under the Title I Program, the FHA reviews the claim, the complete loan file and documentation of the lender's efforts to obtain recourse against any dealer who has agreed thereto, certification of compliance with applicable state and local laws in carrying out any foreclosure or repossession, and evidence that the lender has properly filed proofs of claims, where the borrower is bankrupt or deceased. Generally, a claim for reimbursement for loss on any Title I Loan must be filed with the FHA no later than nine months after the date of default of that loan. Concurrently with filing the insurance claim, the lender shall assign to the United States of America the lender's entire interest in the loan note (or a judgment in lieu of the note), in any security held and in any claim filed in any legal proceedings. If, at the time the note is assigned to the United States, the Secretary has reason to believe that the note is not valid or enforceable against the borrower, the FHA may deny the claim and reassign the note to the lender. If either defect is discovered after the FHA has paid a claim, the FHA may require the lender to repurchase the paid claim and to accept a reassignment of the loan note. If the lender subsequently obtains a valid and enforceable judgment against the borrower, the lender may resubmit a new insurance claim with an assignment of the judgment. The FHA may contest any insurance claim and make a demand for repurchase of the loan at any time up to two years from the date the claim was certified for payment and may do so thereafter in the event of fraud or misrepresentation on the part of the lender.

         Under the Title I Program the amount of an FHA insurance claim payment, when made, is equal to the Claimable Amount, up to the amount of insurance coverage in the lender's insurance coverage reserve account. For the purposes hereof, the "Claimable Amount" means an amount equal to 90% of the sum of:

         (a) the unpaid loan obligation (net unpaid principal and the uncollected interest earned to the date of default) with adjustments thereto if the lender has proceeded against property securing that loan;

         (b) the interest on the unpaid amount of the loan obligation from the date of default to the date of the claim's initial submission for payment plus 15 calendar days (but not to exceed 9 months from the date of default), calculated at the rate of 7% per annum;

         (c)  the uncollected court costs;

         (d)  the attorney's fees not to exceed $500; and

         (e) the expenses for recording the assignment of the security to the United States.

Consumer Protection Laws

         Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of loans secured by Single Family Properties. These laws include the federal Truth-in-Lending Act and Regulation Z promulgated thereunder, Real Estate Settlement Procedures Act and Regulation B promulgated thereunder, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. In particular, Regulation Z requires disclosures to the borrowers regarding the terms of the Loans; the Equal Credit Opportunity Act and Regulation B promulgated thereunder prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower's credit experience. Particular provisions of these laws impose specific statutory liabilities upon lenders who fail to comply therewith. In addition, violations of those laws may limit the ability of the Sellers to collect all or part of the principal of or interest on the Loans and could subject the Sellers and in some case their assignees to damages and administrative enforcement.

                         Federal Income Tax Consequences

General

         The following is a summary of the material anticipated federal income tax consequences of the purchase, ownership, and disposition of the Securities and is based on advice of Brown & Wood LLP, special counsel to the Depositor, or other counsel identified in the Prospectus Supplement. The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and such a change could apply retroactively.

         The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. This summary focuses primarily upon investors who will hold Securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. Prospective investors are advised to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Securities.

         The federal income tax consequences to holders of Securities will vary depending on whether:

          (i)      the Securities of a Series are classified as indebtedness;

          (ii) an election is made to treat the Trust Fund relating to a particular Series of Securities as a real estate mortgage investment conduit ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code");

          (iii) the Securities represent an ownership interest in some or all of the assets included in the Trust Fund for a Series; or

          (iv) the Trust Fund relating to a particular Series of Certificates is treated as a partnership.

The Prospectus Supplement for each Series of Securities will specify how the Securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to such Series. Prior to issuance of each Series of Securities, the Depositor shall file with the Commission a Form 8-K on behalf of the related Trust Fund containing an opinion of counsel to the Depositor with respect to the validity of the information set forth under "Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

Taxation of Debt Securities

         General. If Securities of a Series being issued as Certificates or Notes are structured as indebtedness secured by the assets of the Trust Fund, assuming compliance with all provisions of the related documents and applicable law, Brown & Wood LLP, special counsel to the Depositor, or other counsel identified in the Prospectus Supplement is of the opinion that the Securities will be treated as debt for United States federal income tax purposes, and at the time such Securities are issued will deliver an opinion generally to that effect.

         Status as Real Property Loans. Except to the extent otherwise provided in the related Prospectus Supplement, special counsel to the Depositor identified in the Prospectus Supplement will have advised the Depositor that:

         (i) Securities held by a domestic building and loan association will constitute "loans...secured by an interest in real property" within the meaning of Code Section
                  7701(a)(19)(C)(v);

         (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code
                  Section 856(c)(4)(A) and interest on Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) and

         (iii) Securities representing interests in obligations secured by manufactured housing treated as single family residences under Code Section 25(e)(10) will be considered interests in "qualified mortgages" as defined in Code Section 860G(a)(3).

         The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

         Interest and Acquisition Discount. Securities representing regular interests in a REMIC ("Regular Interest Securities") are generally taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the Holder's normal accounting method. Interest (other than original issue discount) on Securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by holders thereof in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as "Debt Securities."

         Debt Securities that are Compound Interest Securities (generally, securities all or a portion of the interest on which is not paid currently) will, and certain of the other Debt Securities may, be issued with "original issue discount" ("OID"). The following discussion is based in part on the rules governing OID which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued thereunder on February 2, 1994 (the "OID Regulations"). A holder of Debt Securities should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Debt Securities.

         In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Debt Security and its issue price. A holder of a Debt Security must include such OID in gross income as ordinary interest income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt Security will be considered to be zero if it is less than a de minimis amount determined under the Code.

         The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of Debt Securities is sold for cash on or prior to the related closing date, the issue price for such class will be treated as the fair market value of such class on such closing date. The issue price of a Debt Security also includes the amount paid by an initial Debt Security holder for accrued interest that relates to a period prior to the issue date of the Debt Security. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest if such distributions constitute "qualified stated interest."

         Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Debt Security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Certain Debt Securities may provide for default remedies in the event of late payment or nonpayment of interest. The interest on such Debt Securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where Debt Securities do not provide for default remedies, the interest payments will be included in the Debt Security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Debt Securities with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of such Debt Securities includes all distributions of interest as well as principal thereon. Where the interval between the issue date and the first Distribution Date on a Debt Security is either longer or shorter than the interval between subsequent Distribution Dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the de minimis rule described below. In the case of a Debt Security with a long first period which has non-de minimis OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the Debt Security will generally have OID. Holders of Debt Securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Debt Security.

         Under the de minimis rule OID on a Debt Security will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Debt Security is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

         Debt Securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is treated as payable at a qualified variable rate and not as contingent interest if, generally, (i) such interest is unconditionally payable at least annually at a "current value" of the index,
(ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments, (iii) interest is based on a "qualified floating rate," an "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such Debt Security and (iv) the principal payments are not contingent. In the case of Compound Interest Securities, certain Interest Weighted Securities (as defined herein), and certain of the other Debt Securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

         In addition, the Internal Revenue Service (the "IRS") has issued regulations (the "Contingent Regulations") governing the calculation of OID on instruments having contingent interest payments. The Contingent Regulations specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6), such as the Debt Securities. Additionally, the OID Regulations do not contain provisions specifically interpreting Code
Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the Trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

         The holder of a Debt Security issued with OID must include in gross income, for all days during its taxable year on which it holds such Debt Security, the sum of the "daily portions" of such original issue discount. The daily portion of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the original issue discount that accrued during the relevant accrual period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the Trust Fund Accounts, the amount of OID for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security on the first day of such accrual period, reduced by any payments of qualified stated interest allocable to such accrual period. The adjusted issue price of a Debt Security on the first day of an accrual period is the sum of the issue price of the Debt Security plus prior accruals of OID, reduced by the total payments made with respect to such Debt Security on or before the first day of such accrual period, other than qualified stated interest payments.

         The amount of OID to be included in income by a holder of a debt instrument, such as certain classes of the Debt Securities, that is subject to acceleration due to prepayments on other debt obligations securing such instruments (a "Pay-Through Security"), is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The amount of OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of the sum of (a) the present value of all payments remaining to be made on the Pay-Through Security as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price at maturity of the Pay-Through Security, over the adjusted issue price of the Pay-Through Security at the beginning of the accrual period. The present value of the remaining payments is to be determined on the basis of three factors: (i) the original yield to maturity of the Pay-Through Security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period), (ii) events which have occurred before the end of the accrual period and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method is to increase the portions of OID required to be included in income by a holder of a Pay-Through Security to take into account prepayments with respect to the Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of original issue discount required to be included in income by a holder of a Pay-Through Security to take into account prepayments with respect to the Loans at a rate that is slower than the Prepayment Assumption. Although original issue discount will be reported to holders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to holders of Pay-Through Securities that Loans will be prepaid at that rate or at any other rate.

         The Depositor may adjust the accrual of OID on a class of Regular Interest Securities (or other regular interests in a REMIC) in a manner that it believes to be appropriate, to take account of realized losses on the Loans, although the OID Regulations do not provide for such adjustments. If the IRS were to require that OID be accrued without such adjustments, the rate of accrual of OID for a class of Regular Interest Securities could increase.

         Certain classes of Regular Interest Securities may represent more than one class of REMIC regular interests. Unless otherwise provided in the related Prospectus Supplement, the Trustee intends, based on the OID Regulations, to calculate OID on such Securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

         A subsequent holder of a Debt Security will also be required to include OID in gross income, but such a holder who purchases such Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial holder who pays more than a Debt Security's issue price) to offset such OID by comparable economic accruals of portions of such excess.

         Effects of Defaults and Delinquencies. Holders of Securities will be required to report income with respect to the related Securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the Trust Fund Assets, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income (including OID) reported by a holder of such a Security in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Securities is deducted as a result of a Trust Fund Asset default. However, the timing and character of such losses or reductions in income are uncertain and, accordingly, holders of Securities should consult their own tax advisors on this point.

         Interest Weighted Securities. It is not clear how income should be accrued with respect to Regular Interest Securities or Stripped Securities (as defined under "-- Tax Status as a Grantor Trust -- General" herein) the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on Loans underlying Pass-Through Securities ("Interest Weighted Securities"). The Depositor intends to take the position that all of the income derived from an Interest Weighted Security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Security as a Compound Interest Security. However, in the case of Interest Weighted Securities that are entitled to some payments of principal and that are Regular Interest Securities the IRS could assert that income derived from an Interest Weighted Security should be calculated as if the Security were a security purchased at a premium equal to the excess of the price paid by such holder for such Security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize such premium only if it has in effect an election under
Section 171 of the Code with respect to all taxable debt instruments held by such holder, as described below. Alternatively, the IRS could assert that an Interest Weighted Security should be taxable under the rules governing bonds issued with contingent payments. Such treatment may be more likely in the case of Interest Weighted Securities that are Stripped Securities as described below. See "--Tax Status as a Grantor Trust -- Discount or Premium on Pass-Through Securities."

         Variable Rate Debt Securities. In the case of Debt Securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that (i) the yield to maturity of such Debt Securities and (ii) in the case of Pay-Through Securities, the present value of all payments remaining to be made on such Debt Securities, should be calculated as if the interest index remained at its value as of the issue date of such Securities. Because the proper method of adjusting accruals of OID on a variable rate Debt Security is uncertain, holders of variable rate Debt Securities should consult their own tax advisers regarding the appropriate treatment of such Securities for federal income tax purposes.

         Market Discount. A purchaser of a Security may be subject to the market discount rules of Sections 1276-1278 of the Code. A holder of a Debt Security that acquires a Debt Security with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Debt Security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Debt Security received in that month and, if the Securities are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations but, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant yield (in the case of a Pay-Through Security, taking into account a prepayment assumption) or (ii) in the ratio of
(a) in the case of Securities (or in the case of a Pass-Through Security, as set forth below, the Loans underlying such Security) not originally issued with original issue discount, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Securities (or, in the case of a Pass-Through Security, as described below, the Loans underlying such Security) originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

         Section 1277 of the Code provides that, regardless of the origination date of the Debt Security (or, in the case of a Pass-Through Security, the Loans), the excess of interest paid or accrued to purchase or carry a Security (or, in the case of a Pass-Through Security, as described below, the underlying Loans) with market discount over interest received on such Security is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the Security (or in the case of a Pass-Through Security, an underlying Loan). A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such holder during the taxable year such election is made and thereafter, in which case the interest deferral rule will not apply.

         Premium. A holder who purchases a Debt Security (other than an Interest Weighted Security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Security at a premium, which it may elect to amortize as an offset to interest income on such Security (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the Securities have been issued, the legislative history of the Tax Reform Act of 1986 (the "1986 Act") indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a class of Pay-Through Securities will be calculated using the prepayment assumption used in pricing such class. If a holder of a Debt Security makes an election to amortize premium on a Debt Security, such election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the Securities should consult their tax advisers regarding the election to amortize premium and the method to be employed.

         The IRS has issued regulations (the "Amortizable Bond Premium Regulations") dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6) such as the Securities. Absent further guidance from the IRS, the Trustee intends to account for amortizable bond premium in the manner described above. Prospective purchasers of the Securities should consult their tax advisors regarding the possible application of the Amortizable Bond Premium Regulations.

         Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a holder of a Debt Security to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Debt Securities acquired on or after April 4, 1994. If such an election were to be made with respect to a Debt Security with market discount, the holder of the Debt Security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such holder of the Debt Security acquires during the year of the election or thereafter. Similarly, a holder of a Debt Security that makes this election for a Debt Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Debt Security is irrevocable.

Taxation of the REMIC and Its Holders

         General. If a REMIC election is made with respect to a Series of Securities, then upon the issuance of those Securities, assuming such election is properly made, the provisions of the applicable Agreements are compiled with, and the statutory and regulatory requirements are satisfied, Brown & Wood LLP, special counsel to the Depositor, or other counsel identified in the Prospectus Supplement is of the opinion that the arrangement by which the Securities of that Series are issued will be treated as a REMIC and at the time the Securities are issued will deliver an opinion generally to that effect and to the effect that the Securities designated as "regular interests" in the REMIC will be regular interests in a REMIC and will be treated as indebtedness issued by the REMIC, and that the Securities designated as the sole class of "residual interests" in the REMIC will be treated as the "residual interest" in the REMIC for United States federal income tax purposes for as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "Regular Interests" or "Residual Interests" in a REMIC, as specified in the related Prospectus Supplement.

         Except to the extent specified otherwise in a Prospectus Supplement, if a REMIC election is made with respect to a Series of Securities, (i) Securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code Section 7701(a)(19)(C)); and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(B), and income with respect to the Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets), and (iii) effective September 1, 1997, Regular Interest Securities held by a financial asset securitization investment trust (a "FASIT") will qualify for treatment as "permitted assets" within the meaning of section 860L(c)(1)(G) of the Code. If less than 95% of the REMIC's assets consist of assets described in (i) or (ii) above, then a Security will qualify for the tax treatment described in (i) or (ii) in the proportion that such REMIC assets are qualifying assets.

         Status of Manufactured Housing Contracts. The federal income tax regulations relating to a REMIC (the "REMIC Regulations") provide that obligations secured by interests in manufactured housing that qualify as "single family residences" within the meaning of Code Section 25(e)(10) may be treated as "qualified mortgages" of the REMIC.

         Under Section 25(e)(10), the term "single family residence" includes any manufactured home which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is a kind customarily used at a fixed location.

         The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

REMIC Expenses; Single Class REMICS

         As a general rule, all of the expenses of a REMIC will be taken into account by holders of the Residual Interest Securities. In the case of a "single class REMIC," however, the expenses will be allocated, under Treasury regulations, among the holders of the Regular Interest Securities and the holders of the Residual Interest Securities on a daily basis in proportion to the relative amounts of income accruing to each holder of a Residual Interest Security or Regular Interest Security on that day. In the case of a holder of a Regular Interest Security who is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the holder of a Regular Interest Security, exceed 2% of such holder's adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation for taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to such a holder. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and which is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise specified in the related Prospectus Supplement, the expenses of the REMIC will be allocated to holders of the related Residual Interest Securities.

Taxation of the REMIC

         General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

         Calculation of REMIC Income. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any original issue discount or market discount on loans and other assets, and (ii) deductions, including stated interest and original issue discount accrued on Regular Interest Securities, amortization of any premium with respect to Loans, and servicing fees and other expenses of the REMIC. A holder of a Residual Interest Security that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such holder's adjusted gross income.

         For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the startup day (generally, the day that the interests are issued) (the "Startup Day"). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

         The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which holders of Pay-Through Securities accrue original issue discount (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same manner that the holders of the Regular Interest Securities include such discount in income, but without regard to the de minimis rules. See "Federal Income Tax Consequences -- General" above. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

         To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

         Prohibited Transactions and Contributions Tax. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include: (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment;
(iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. The holders of Residual Interest Securities will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such holders or otherwise, however, such taxes will be paid out of the Trust Fund and will be allocated pro rata to all outstanding classes of Securities of such REMIC.

Taxation of Holders of Residual Interest Securities

         The holder of a Security representing a residual interest (a "Residual Interest Security") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such holder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the holders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

         The holder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount (if this occurs, it is likely that cash distributions will exceed taxable income in later years). Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding Securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

         In any event, because the holder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of such a bond or instrument.

         Limitation on Losses. The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which such loss arises. A holder's basis in a Residual Interest Security will initially equal such holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which such holders should consult their tax advisers.

         Distributions. Distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a holder of a Residual Interest Security. If the amount of such payment exceeds a holder's adjusted basis in the Residual Interest Security, however, the holder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of such excess.

         Sale or Exchange. A holder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such holder's adjusted basis in the Residual Interest Security at the time of such sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

         Excess Inclusions. The portion of the REMIC taxable income of a holder of a Residual Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such holder's federal income tax return. Further, if the holder of a Residual Interest Security is an organization subject to the tax on unrelated business income imposed by Code Section 511, such holder's excess inclusion income will be treated as unrelated business taxable income of such holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a foreign person, excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "-- Tax Treatment of Foreign Investors." The Small Business Job Protection Act of 1996 eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.

         In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for such residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1995, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

         The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Security, over the daily accruals for such quarterly period of (i) 120% of the long term applicable federal rate on the Startup Day multiplied by (ii) the adjusted issue price of such Residual Interest Security at the beginning of such quarterly period. The adjusted issue price of a Residual Interest Security at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest Security), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a holder and the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

         Under the REMIC Regulations, in certain circumstances, transfers of Residual Interest Securities may be disregarded. See "-- Restrictions on Ownership and Transfer of Residual Interest Securities" and "-- Tax Treatment of Foreign Investors" below.

         Restrictions on Ownership and Transfer of Residual Interest Securities. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a REMIC residual interest by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Agreement will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

         If a Residual Interest Security is transferred to a Disqualified Organization after March 31, 1988 (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity after March 31, 1988 (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee), that owns a Residual Interest Security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

         Under the REMIC Regulations, if a Residual Interest Security is a "noneconomic residual interest," as described below, a transfer of a Residual Interest Security to a United States person will be disregarded for all Federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Interest Security is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Interest Security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. If a transfer of a Residual Interest Security is disregarded, the transferor would be liable for any Federal income tax imposed upon taxable income derived by the transferee from the REMIC. The REMIC Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to certain transfers of residual interests by foreign persons to United States persons. See "-- Tax Treatment of Foreign Investors."

         Mark to Market Rules. Under IRS regulations, a REMIC Residual Interest Security acquired after January 3, 1995 cannot be marked-to-market.

Administrative Matters

         The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

Tax Status as a Grantor Trust

         General. If the related Prospectus Supplement does not specify that an election will be made to treat the assets of the Trust Fund as one or more REMICs or to treat the Trust Fund as a partnership, then Depositor will have structured the Trust Fund (or the portion of its assets for which a REMIC election will not be made) to be classified for United States federal income tax purposes as a grantor trust under Subpart E, Part I of Subchapter J of the Code, in which case, Brown & Wood LLP, special counsel to the Depositor, or other counsel identified in the Prospectus Supplement, is of the opinion that, assuming compliance with the Agreements and with applicable law, such arrangement will not be treated as an association taxable as a corporation for United States federal income tax purposes, and the Securities will be treated as representing ownership interests in the related Trust Fund assets (the Securities of such Series, "Pass-Through Securities") and at the time such Pass-Through Securities are issued, special counsel to the Depositor will deliver an opinion generally to that effect. In some Series there will be no separation of the principal and interest payments on the Loans. In such circumstances, a holder of a Pass-Through Security will be considered to have purchased a pro rata undivided interest in each of the Loans. In other cases ("Stripped Securities"), sale of the Securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the Loans.

         Each holder of a Pass-Through Security must report on its federal income tax return its share of the gross income derived from the Loans (not reduced by the amount payable as fees to the Trustee and the Servicer and similar fees (collectively, the "Servicing Fee"), at the same time and in the same manner as such items would have been reported under the holder's tax accounting method had it held its interest in the Loans directly, received directly its share of the amounts received with respect to the Loans, and paid directly its share of the Servicing Fees. In the case of Pass-Through Securities other than Stripped Securities, such income will consist of a pro rata share of all of the income derived from all of the Loans and, in the case of Stripped Securities, such income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the holder owns an interest. The holder of a Security will generally be entitled to deduct such Servicing Fees under Section 162 or Section 212 of the Code to the extent that such Servicing Fees represent "reasonable" compensation for the services rendered by the Trustee and the Servicer (or third parties that are compensated for the performance of services). In the case of a noncorporate holder, however, Servicing Fees (to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing such holder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing such holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation in taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.

         Discount or Premium on Pass-Through Securities. The holder's purchase price of a Pass-Through Security is to be allocated among the Loans in proportion to their fair market values, determined as of the time of purchase of the Securities. In the typical case, the Trustee (to the extent necessary to fulfill its reporting obligations) will treat each Loan as having a fair market value proportional to the share of the aggregate principal balances of all of the Loans that it represents, since the Securities, unless otherwise specified in the related Prospectus Supplement, will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Pass-Through Security allocated to a Loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the principal balance of the Loan allocable to the Security, the interest in the Loan allocable to the Pass-Through Security will be deemed to have been acquired at a discount or premium, respectively.

         The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a Loan with OID in excess of a prescribed de minimis amount or a Stripped Security, a holder of a Security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a Loan could arise, for example, by virtue of the financing of points by the originator of the Loan, or by virtue of the charging of points by the originator of the Loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. Any market discount or premium on a Loan will be includible in income, generally in the manner described above, except that in the case of Pass-Through Securities, market discount is calculated with respect to the Loans underlying the Security, rather than with respect to the Security. A holder of a Security that acquires an interest in a Loan originated after July 18, 1984 with more than a de minimis amount of market discount (generally, the excess of the principal amount of the Loan over the purchaser's allocable purchase price) will be required to include accrued market discount in income in the manner set forth above. See "-- Taxation of Debt Securities; Market Discount" and "-- Premium" above.

         In the case of market discount on a Pass-Through Security attributable to Loans originated on or before July 18, 1984, the holder generally will be required to allocate the portion of such discount that is allocable to a loan among the principal payments on the Loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. Such treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

         Stripped Securities. A Stripped Security may represent a right to receive only a portion of the interest payments on the Loans, a right to receive only principal payments on the Loans, or a right to receive certain payments of both interest and principal. Certain Stripped Securities ("Ratio Strip Securities") may represent a right to receive differing percentages of both the interest and principal on each Loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments.
Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing original issue discount, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to such stripped interest.

         Servicing fees in excess of reasonable servicing fees ("excess servicing") will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e., 1% interest on the Loan principal balance) or the Securities are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the Securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a Loan by Loan basis, which could result in some Loans being treated as having more than 100 basis points of interest stripped off.

         The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and original issue discount rules are to apply to Stripped Securities and other Pass-Through Securities. Under the method described above for Pay-Through Securities (the "Cash Flow Bond Method"), a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during such period. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments such as the Stripped Securities which technically represent ownership interests in the underlying Loans, rather than being debt instruments "secured by" those loans. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Securities, and it is expected that OID will be reported on that basis unless otherwise specified in the related Prospectus Supplement. In applying the calculation to Pass-Through Securities, the Trustee will treat all payments to be received by a holder with respect to the underlying Loans as payments on a single installment obligation. The IRS could, however, assert that original issue discount must be calculated separately for each Loan underlying a Security.

         Under certain circumstances, if the Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a holder's recognition of income. If, however, the Loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a holder's recognition of income.

         In the case of a Stripped Security that is an Interest Weighted Security, the Trustee intends, absent contrary authority, to report income to holders of Securities as OID, in the manner described above for Interest Weighted Securities.

         Possible Alternative Characterizations. The characterizations of the Stripped Securities described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS could contend that (i) in certain Series, each non-Interest Weighted Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped principal payments; (ii) the non-Interest Weighted Securities are subject to the contingent payment provisions of the Contingent Regulations; or (iii) each Interest Weighted Stripped Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped interest payments.

         Given the variety of alternatives for treatment of the Stripped Securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the Securities for federal income tax purposes.

         Character as Qualifying Loans. In the case of Stripped Securities, there is no specific legal authority existing regarding whether the character of the Securities, for federal income tax purposes, will be the same as the Loans. The IRS could take the position that the Loans' character is not carried over to the Securities in such circumstances. Pass-Through Securities will be, and, although the matter is not free from doubt, Stripped Securities should be, considered to represent "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; interest income attributable to the Securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the Securities may cause a proportionate reduction in the above-described qualifying status categories of Securities.

Sale or Exchange

         Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, a holder's tax basis in its Security is the price such holder pays for a Security, plus amounts of original issue or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a Security, measured by the difference between the amount realized and the Security's basis as so adjusted, will generally be capital gain or loss, assuming that the Security is held as a capital asset. Such capital gain or loss will generally be long-term capital gain if a holder held the Security for more than one year prior to the disposition of the Security. In the case of a Security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a Regular Interest Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the holder's income if the yield on such Regular Interest Security had equaled 110% of the applicable federal rate as of the beginning of such holder's holding period, over the amount of ordinary income actually recognized by the holder with respect to such Regular Interest Security.

Miscellaneous Tax Aspects

         Backup Withholding. Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, a holder of a Security, other than a holder of a REMIC Residual Security, may, under certain circumstances, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or original issue discount on the Securities. This withholding generally applies if the holder of a Security (i) fails to furnish the Trustee with its taxpayer identification number ("TIN"); (ii) furnishes the Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or (iv) under certain circumstances, fails to provide the Trustee or such holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to holders of Securities, including payments to certain exempt recipients (such as exempt organizations) and to certain Nonresidents (as defined below). Holders of Securities should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

         The Trustee will report to the holders of Securities and to the Master Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Securities.

Tax Treatment of Foreign Investors

         Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, under the Code, unless interest (including OID) paid on a Security (other than a Residual Interest Security) is considered to be "effectively connected" with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation ("Nonresidents"), such interest will normally qualify as portfolio interest (except where (i) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or (ii) the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless such rate were reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Nonresidents. Holders of Pass-Through Securities and Stripped Securities, including Ratio Strip Securities, however, may be subject to withholding to the extent that the Loans were originated on or before July 18, 1984.

         Interest and OID of holders of Securities who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the holder. They will, however, generally be subject to the regular United States income tax.

         Payments to holders of Residual Interest Securities who are foreign persons will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders of Residual Interest Securities should assume that such income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a Residual Interest Security will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Security is disposed of). The Treasury has statutory authority, however, to promulgate regulations which would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Interest Securities that do not have significant value. Under the REMIC Regulations, if a Residual Interest Security has tax avoidance potential, a transfer of a Residual Interest Security to a Nonresident will be disregarded for all federal tax purposes. A Residual Interest Security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee residual interest holder amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Nonresident transfers a Residual Interest Security to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Interest Security for purposes of the withholding tax provisions of the Code. See "-- Taxation of Holders of Residual Interest Securities -- Excess Inclusions."

         Final regulations dealing with withholding tax on income paid to foreign persons and related matters (the "New Withholding Regulations") were issued by the Treasury Department on October 6, 1997. The New Withholding Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective Securityholders who are foreign persons are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations.

Tax Characterization of the Trust Fund as a Partnership

         If the related Prospectus Supplement specifies that an election will be made to treat the Trust Fund as a partnership, pursuant to Agreements upon which counsel shall conclude that (1) the Trust Fund will not have certain characteristics necessary for a business trust to be classified as an association taxable as a corporation and (2) the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the Securities has been structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation, then assuming compliance with the related Agreement and related documents and applicable law, Brown & Wood LLP, special counsel to the Depositor, or other counsel identified in the Prospectus Supplement, is of the opinion that the Trust Fund will not be treated as an association (or as a publicly traded partnership) taxable as a corporation for United States federal income tax purposes, and upon the issuance of such Securities, will deliver an opinion generally to that effect. If the Securities are structured as indebtedness issued by the partnership, special counsel to the Depositor also will opine that the Securities should be treated as debt for United States federal income tax purposes, and, if the Securities are structured as equity interests in the partnership, will opine that the Securities should be treated as equity interest in the partnership for United States federal income tax purposes, in each case assuming compliance with the related Agreements and applicable law.

         If the Trust Fund were taxable as a corporation for federal income tax purposes, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and holders of Certificates could be liable for any such tax that is unpaid by the Trust Fund.

Tax Consequences to Holders of the Notes

         Treatment of the Notes as Indebtedness. In the case of a Trust Fund that issues Notes intended to be debt for federal income tax purposes, the Trust Fund will agree, and the holders of Notes will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Special counsel to the Depositor will, except as otherwise provided in the related Prospectus Supplement, advise the Depositor that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

         OID, Indexed Securities, etc. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Indexed Securities or Stripped Securities. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under the OID regulations, and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 0.25% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given Series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

         Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a holder of a Note as ordinary interest income when received or accrued in accordance with such holder's method of tax accounting. Under the OID regulations, a holder of a Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

         A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in
Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

         Sale or Other Disposition. If a holder of a Note sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular holder of a Note will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such holder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such holder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

         Foreign Holders. Interest payments made (or accrued) to a holder of a Note who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest," and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust Fund or the Seller (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust Fund or the Seller is a "related person" within the meaning of the Code and (ii) provides the Depositor or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

         Backup Withholding. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt holder of a Note fail to provide the required certification, the Trust Fund will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         Possible Alternative Treatments of the Notes. If, contrary to the opinion of special counsel to the Depositor, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, and most likely in the view of special counsel to the Depositor, the Trust Fund might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income," income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

Tax Consequences to Holders of the Certificates

         Treatment of the Trust Fund as a Partnership. In the case of a Trust Fund that will elect to be treated as a partnership, the Trust Fund and the Master Servicer will agree, and the holders of Certificates will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the holders of Certificates, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, the Trust Fund and the Master Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

         A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Any such characterization would not result in materially adverse tax consequences to holders of Certificates as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

         Indexed Securities, etc. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Indexed Securities or Stripped Securities, and that a Series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

         Partnership Taxation. As a partnership, the Trust Fund will not be subject to federal income tax. Rather, each holder of a Certificate will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans.

         The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price (iii) prepayment premium payable to the holders of Certificates for such month; and (iv) any other amounts of income payable to the holders of Certificates for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Depositor. Based on the economic arrangement of the parties, this approach for allocating Trust Fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to holders of Certificates. Moreover, even under the foregoing method of allocation, holders of Certificates may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and holders of Certificates may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all holders of Certificates but holders of Certificates may be purchasing Certificates at different times and at different prices, holders of Certificates may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund.

         All of the taxable income allocated to a holder of a Certificate that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

         An individual taxpayer's share of expenses of the Trust Fund (including fees to the Master Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust Fund.

         The Trust Fund intends to make all tax calculations relating to income and allocations to holders of Certificates on an aggregate basis. If the IRS were to require that such calculations be made separately for each Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on holders of Certificates.

         Discount and Premium. It is believed that the Loans were not issued with OID, and, therefore, the Trust Fund should not have OID income. However, the purchase price paid by the Trust Fund for the Loans may be greater or less than the remaining principal balance of the Loans at the time of purchase. If so, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Loan by Loan basis.)

         If the Trust Fund acquires the Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Loans or to offset any such premium against interest income on the Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to holders of Certificates.

         Section 708 Termination. Under Section 708 of the Code, the Trust Fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust Fund are sold or exchanged within a 12-month period. If such a termination occurs, the Trust Fund will be considered to contribute all of its assets and liabilities to a new partnership and, immediately thereafter, to liquidate by distributing interests in the new partnership to the Certificateholders, with the Trust Fund, as the new partnership, thereafter continuing the business of the partnership deemed liquidated. The Trust Fund will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Trust Fund may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust Fund might not be able to comply due to lack of data.

         Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A holder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust Fund. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

         Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

         If a holder of a Certificate is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

         Allocations Between Transferors and Transferees. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the holders of Certificates in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

         The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the holders of Certificates. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

         Section 754 Election. In the event that a holder of a Certificate sells its Certificates at a profit (loss), the purchasing holder of a Certificate will have a higher (lower) basis in the Certificates than the selling holder of a Certificate had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund will not make such election. As a result, holders of Certificates might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

         Administrative Matters. The Owner Trustee (as defined in the applicable Prospectus Supplement) is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust Fund will be the calendar year. The Owner Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each holder's allocable share of items of Trust Fund income and expense to holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-l information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

         Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person,
(y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

         The Depositor will be designated as the tax matters partner in the related Agreement and, as such, will be responsible for representing the holders of Certificates in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the holders of Certificates, and, under certain circumstances, a holder of a Certificate may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a holder's returns and adjustments of items not related to the income and losses of the Trust Fund.

         Tax Consequences to Foreign Holders of Certificates. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign holders of Certificates pursuant to
Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures. In determining a holder's withholding status, the Trust Fund may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

         The term "U.S. Person" means a citizen or resident of the United States, a corporation or partnership, including an entity treated as a corporation or partnership for U.S. federal income tax purposes created in the United States or organized under the laws of the United States or any state thereof or the District of Columbia (except, in the case of a partnership as otherwise provided by regulations), an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source or a trust whose administration is subject to the primary supervision of a United States court and has one or more United States persons who have authority to control all substantial decisions of the trust.

         Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust Fund on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a holder of a Certificate who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, holders of Certificates will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

         Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

Taxation of Trust as FASIT

         In the opinion of Brown & Wood LLP, special tax counsel to the Trust Fund, if a FASIT election is made with respect to a Series of Securities, the Trust Fund will be formed to qualify as a FASIT. The Small Business and Job Protection Act of 1996 added Section 860H through 860L to the Code (the "FASIT Provisions"), which provide for a new type of entity for federal income tax purposes known as a "financial asset securitization investment trust" (a "FASIT"). Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance have been issued with respect for those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT Regular Securityholders. Investors should also note that the FASIT discussion contained herein constitutes only a summary of the U.S. federal income tax consequences to the holders of FASIT Securities. With respect to each Series of FASIT Regular Securities, the related Prospectus Supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

         FASIT Securities will be classified as either FASIT Regular Securities, which generally will be treated as debt for U.S. federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related Series FASIT. The Prospectus Supplement for each Series of Securities will indicate which Securities of such Series will be designated as FASIT Regular Securities, and which, if any, will be designated as FASIT Ownership Securities.

         Qualification as a FASIT. The Trust Fund will qualify under the Code as a FASIT in which FASIT Regular Securities (the "FASIT Regular Securities") and the Ownership Interest Security (the "FASIT Ownership Security") will constitute the "regular interests" and the "ownership interest," respectively, if:

         (i)      a FASIT election is in effect,

         (ii) certain tests concerning (A) the composition of the FASIT's assets and (B) the nature of the Securityholders' interests in the FASIT are met on a continuing basis, and

         (iii) the Trust Fund is not a regulated investment company as defined in section 851(a) of the Code.

         Asset Composition. In order for the Trust Fund to be eligible for FASIT status, substantially all of the assets of the Trust Fund must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times thereafter (the "FASIT Qualification Test"). Permitted assets include:

         (i)      cash or cash equivalents,

         (ii) debt instruments with fixed terms that would qualify as regular interests if issued by a REMIC as defined in section 860D of the Code ("REMIC") (generally, instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only ("10") type rate),

         (iii)    foreclosure property,

         (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests,

          (v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments,

         (vi)     FASIT regular interests, and

         (vii)    REMIC regular interests.

Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to such holder.

         Interest in a FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following: (i) one or more classes of regular interests or (ii) a single class of ownership interest that is held by a fully taxable domestic C Corporation.

         A FASIT interest generally qualifies as a regular interest if:

         (i)      it is designated as a regular interest,

         (ii)     it has a stated maturity no greater than thirty years,

         (iii)    it entitles its holder to a specified principal amount,

         (iv) the issue price of the interest does not exceed 125% of its stated principal amount,

         (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%, and

         (vi) if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interests (i.e., certain qualified floating rates and weighted average rates).

Interest will be considered to be based on a permissible variable rate if generally:

         (i)      such interest is unconditionally payable at least annually,

         (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and

         (iii) interest is based on a "qualified floating rates," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such FASIT regular interest.

         If an interest in a FASIT fails to meet one or more of the requirements set out in clause (iii), (iv) or (v) in the immediately preceding paragraph, but otherwise meets all requirements to be treated as a FASIT, it may still qualify as a type of regular interest known as a "High-Yield Interest." In addition, if an interest in a FASIT fails to meet the requirement of clause (vi), but the interest payable on the interest consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the security, the interest will also qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic C corporations that are fully subject to corporate income tax ("Eligible Corporations"), other FASITs, and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See "Certain Federal Income Tax Consequences--Taxation of Trust as a FASIT--Treatment of High-Yield Interests."

         Consequences of Disqualification. If the Trust Fund fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and interests therein for U.S. federal income tax purposes is uncertain. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for the period of time in which the requirements for FASIT status are not satisfied. Nevertheless, in the opinion of Tax Counsel, if the Trust Fund fails to qualify as a FASIT it will qualify as a partnership. See "Taxation of the Trust Fund as Partnership."

Treatment of FASIT Regular Securities

         Payments received by holders of FASIT Regular Securities generally will be accorded the same tax treatment under the Code as payments received on other taxable debt instruments. Holders of FASIT Regular Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method. Except in the case of FASIT Regular Securities issued with original issue discount, interest paid or accrued on a FASIT Regular Security generally will be treated as ordinary income to the Holder and a principal payment on such Security will be treated as a return of capital to the extent that the Securityholder's basis is allocable to that payment. FASIT Regular Securities issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such Securities in the same manner described for Senior Securities. See "Taxation of Trust as Partnership--Treatment of Senior Securities--OID, Indexed Securities" below. High-Yield Securities may be held only by Eligible Corporations, other FASITs, and certain securities dealers. Holders of High-Yield Securities are subject to limitations on their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those Securities.

         If the FASIT Regular Security is sold, the Securityholder generally will recognize gain or loss upon the sale in the manner described below for Offered Senior Securities. See "Taxation of Trust as Partnership--Treatment of Senior Securities--Sale or Other Disposition." In addition, if a FASIT regular interest becomes wholly or partially worthless as a result of losses on the Underlying Assets, certain holders of such Security may be allowed to deduct the loss sustained.

Treatment of High-Yield Interests

         High-Yield Interests are subject to special rules regarding the eligibility of holders of such interest, and the ability of such holders to offset income derived from their FASIT Security with losses. High-Yield Interests only may be held by Eligible Corporations, other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor will continue to be treated as the holder of the High-Yield Interest.

         The holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

Tax Treatment of FASIT Ownership Securities

         A FASIT Ownership Security represents the residual equity interest in a FASIT. As such, the holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities, and items of income, gain, deduction, loss, and credit of a FASIT. In general, the character of the income to the holder of a FASIT Ownership Interest will be the same as the character of such income to the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT Ownership Interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount, and premium recognized with respect to the FASIT's assets and the FASIT Regular Securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT Regular Securities as are holders of High-Yield Interest. See "Certain Federal Income Tax Consequences--FASIT Regular Securities--Tax Treatment of FASIT Regular Securities-Treatment of High-Yield Interests."

         Rules similar to the wash sale rules applicable to REMIC residual securities also will apply to FASIT Ownership Securities. Accordingly, losses on dispositions of a FASIT Ownership Security generally will be disallowed where within six months before or after the disposition, the seller of such Security acquires any other FASIT Ownership Security that is economically comparable to a FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the holders of the related FASIT Ownership Security was required to be marked-to-market under section 475 of the Code by such holder, then section 475 of the Code will continue to apply to such securities, except that the amount realized under the mark-to-market rules or the securities' value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable Federal rate, compounded semi-annually.

         The holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets, (iii) the receipt of any income derived from any loan originated by a FASIT, and (iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any Series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

                            State Tax Considerations

         In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                              ERISA Considerations

General

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans and certain other retirement plans and arrangements (including, but not limited to, individual retirement accounts and annuities), as well as on collective investment funds and certain separate and general accounts in which such plans or arrangements are invested (all of which are hereinafter referred to as a "Plan"). Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant).

         Any Plan fiduciary or other person which proposes to cause a Plan to acquire any of the Securities should determine whether such an investment is permitted under the governing Plan instruments and is prudent and appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. More generally, any Plan fiduciary which proposes to cause a Plan to acquire any of the Securities or any other person proposing to use the assets of a Plan to acquire any of the Securities should consult with its counsel with respect to the potential consequences under ERISA and the Code (including under the prohibited transactions rules described below) of the acquisition and ownership of such Securities.

         Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Securities without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules set forth in section 503 of the Code.

Prohibited Transactions

General

         Sections 406 and 407 of ERISA and section 4975 of the Code prohibit certain transactions involving the assets of a Plan and "disqualified persons" (within the meaning of the Code) and "parties in interest" (within the meaning of ERISA; collectively "Parties in Interest") who have certain specified relationships to the Plan, unless an exemption applies (see below). Therefore, a Plan fiduciary or any other person using the assets of a Plan considering an investment in the Securities should also consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code, or whether there is an applicable exemption.

Plan Asset Regulation

         The United States Department of Labor ("DOL") has issued final regulations defining the "assets" of a Plan for purposes of ERISA and the prohibited transaction provisions of the Code (29 C.F.R. ss.ss. 2510.3-101, the "Plan Asset Regulation"). The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a Plan invests will be considered to be "plan assets" so that any person who exercises control over such assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a Plan invests in another entity, the Plan's assets do not include, solely by reason of such investment, any of the underlying assets of the entity. However, the Plan Asset Regulation provides that, if a Plan acquires an "equity interest" in an entity that is neither a "publicly-offered security" (defined as a security which is widely held, freely transferable and registered under the Securities Exchange Act of 1934, as amended) nor a security issued by an investment company registered under the Investment Company Act of 1940, as amended, the assets of the entity will be treated as assets of the Plan unless certain exceptions apply. If the Securities were deemed to be equity interests and no statutory, regulatory or administrative exemption applies, the Trust Fund could be considered to hold plan assets by reason of a Plan's investment in the Securities. Such plan assets would include an undivided interest in any assets held by the Trust Fund. In such an event, the Trustee and other persons, in providing services with respect to the Trust Fund's assets, may be Parties in Interest with respect to such Plans, subject to the fiduciary responsibility provisions of ERISA, including the prohibited transaction provisions with respect to transactions involving the Trust Fund's assets.

         Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." Although the Plan Assets Regulation is silent with respect to the question of which law constitutes "applicable local law" for this purpose, the DOL has stated that these determinations should be made under the state law governing interpretation of the instrument in question. In the preamble to the Plan Assets Regulation, the DOL declined to provide a precise definition of what features are equity features or the circumstances under which such features would be considered "substantial," noting that the question of whether a plan's interest has substantial equity features is an inherently factual one, but that in making a determination it would be appropriate to take into account whether the equity features are such that a Plan's investment would be a practical vehicle for the indirect provision of investment management services. The Prospectus Supplement issued in connection with a particular Series of Securities will indicate the anticipated treatment of these Securities under the Plan Asset Regulation.

Exemption 83-1

         In Prohibited Transaction Class Exemption 83-1 ("PTE 83-1"), the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans. If the general conditions (discussed below) of PTE 83-1 are satisfied, investments by a Plan in Certificates that represent interests in a Pool consisting of Loans ("Single Family Securities") will be exempt from the prohibitions of ERISA Sections 406(a) and 407 (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases the Single Family Securities at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and (2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all Single Family Securities, and at least 50% of all Single Family Securities are purchased by persons independent of the pool sponsor or pool trustee. PTE 83-1 does not provide an exemption for transactions involving Subordinate Securities. Accordingly, unless otherwise provided in the related Prospectus Supplement, no transfer of a Subordinate Security or a Security which is not a Single Family Security may be made to a Plan pursuant to this exemption.

         The discussion in this and the next succeeding paragraph applies only to Single Family Securities. The Depositor believes that, for purposes of PTE 83-1, the term "mortgage pool pass-through certificate" would include Securities issued in a Series consisting of only a single class of Securities provided that the Securities evidence the beneficial ownership of both a specified percentage of future interest payments (greater than 0%) and a specified percentage of future principal payments (greater than 0%) on the Loans. It is not clear whether a class of Securities that evidences the beneficial ownership in a Trust Fund divided into Loan groups, beneficial ownership of a specified percentage of interest payments only or principal payments only, or a notional amount of either principal or interest payments, or a class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other classes or after the occurrence of certain specified events would be a "mortgage pass-through certificate" for purposes of PTE 83-1.

         PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption:

         (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying Securityholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan;

         (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and

         (iii) a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the Pool.

         The Depositor believes that the first general condition referred to above will be satisfied with respect to the Single Family Securities in a Series if any Reserve Account, subordination by shifting of interests, pool insurance or other form of credit enhancement described under "Credit Enhancement" herein (such reserve account, subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) with respect to such Single Family Securities is maintained in an amount not less than the greater of one percent of the aggregate principal balance of the Loans or the principal balance of the largest Loan. See "Description of the Securities" herein. In the absence of a ruling that the system of insurance or other protection with respect to a Series of Single Family Securities satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The Trustee will not be affiliated with the Depositor.

         Each Plan fiduciary or other person who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Single Family Securities must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraph, of PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions.

The Underwriter's Exemption

         The DOL has granted to J.P. Morgan Securities Inc. an administrative exemption (Prohibited Transaction Exemption 90-23, 55 Fed. Reg. 20545 (1990) (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans, and other obligations that meet the conditions and requirements of the Exemption. Identical exemptions have been granted to other underwriters. If J.P. Morgan Securities Inc. is not the underwriter of a Series of Certificates, the related Prospectus Supplement will indicate whether the underwriter of that Series has received such an exemption.

         Among the conditions that must be satisfied for the Exemption to apply are the following:

                  (1) the acquisition of the Certificates by a Plan is on terms (including the price for such Securities) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

                  (2) the rights and interests evidenced by the Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust Fund;

                  (3) the Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from one of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Inc. ("Duff & Phelps") or Fitch IBCA, Inc. ("Fitch") (each, a "Rating Agency");

                  (4) the Trustee must not be an affiliate of any other member of the Restricted Group (as defined below);

                  (5) the sum of all payments made to and retained by the underwriter in connection with the distribution of the Certificates represents not more than reasonable compensation for underwriting such Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Trust Fund Assets to the Trust Fund represents not more than the fair market value of such Trust Fund Assets; the sum of all payments made to and retained by the Master Servicer and any other servicer represents not more than reasonable compensation for such person's services under the related Agreement and reimbursements of such person's reasonable expenses in connection therewith; and

                  (6) the Plan investing in the Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         The Trust Fund must also meet the following requirements:

                  (i) the corpus of the Trust Fund must consist solely of assets of the type that have been included in other investment pools;

                  (ii) certificates evidencing interests in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or Duff & Phelps for at least one year prior to the Plan's acquisition of the Securities; and

                  (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the Securities.

                  On July 21, 1997, the DOL published in the Federal Register an amendment to the Exemption, which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans or other secured receivables (the "Obligations") supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period following the closing date (the "Pre-Funding Period"), instead of requiring that all such Obligations be either identified or transferred on or before the Closing Date. The relief is available when the following conditions are met:

                           (1) The ratio of the amount allocated to the
                  pre-funding account to the total principal amount of the certificates being offered (the "Pre-Funding Limit") must not exceed twenty-five percent (25%).

                           (2) All Obligations transferred after the Closing
                  Date (the "Additional Obligations") must meet the same terms and conditions for eligibility as the original Obligations used to create the trust, which terms and conditions have been approved by a Rating Agency.

                           (3) The transfer of such Additional Obligations to
                  the trust during the Pre-Funding Period must not result in the certificates to be covered by the Exemption receiving a lower credit rating from a Rating Agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the certificates by the trust.

                           (4) Solely as a result of the use of pre-funding, the
                  weighted average annual percentage interest rate for all of the Obligations in the trust at the end of the Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the Obligations transferred to the trust on the Closing Date.

                           (5) In order to insure that the characteristics of
                  the Additional Obligations are substantially similar to the original Obligations which were transferred to the Trust Fund:

                                    (i) the characteristics of the Additional
                           Obligations must be monitored by an insurer or other credit support provider that is independent of the depositor; or

                                    (ii) an independent accountant retained by
                           the depositor must provide the depositor with a letter (with copies provided to each Rating Agency rating the certificates, the related underwriter and the related trustee) stating whether or not the characteristics of the Additional Obligations conform to the characteristics described in the related prospectus or prospectus supplement and/or pooling and servicing agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Obligations transferred to the trust as of the Closing Date.

                           (6) The Pre-Funding Period must end no later than
                  three months or 90 days after the Closing Date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an Event of Default occurs.

                           (7) Amounts transferred to any pre-funding account
                  and/or capitalized interest account used in connection with the pre-funding may be invested only in certain permitted investments ("Permitted Investments").

                           (8) The related prospectus or prospectus supplement
                  must describe:

                                    (i)  any pre-funding account and/or
                           capitalized interest account used in connection with a pre-funding account;

                                   (ii)  the duration of the Pre-Funding Period;

                                  (iii) the percentage and/or dollar amount of the Pre-Funding Limit for the trust; and

                                    (iv) that the amounts remaining in the
                           pre-funding account at the end of the Pre-Funding Period will be remitted to certificateholders as repayments of principal.

                  (9) The related pooling and servicing agreement must describe the Permitted Investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of Additional Obligations.

         Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when any person who has discretionary authority or renders investment advice with respect to the investment of plan assets causes a Plan to acquire certificates in a trust, provided that, among other requirements:

         (i) such person (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the trust;

         (ii) the Plan is not a plan with respect to which any member of the Restricted Group (as defined below) is the "plan sponsor" (as defined in Section 3(16)(B) of ERISA);

         (iii) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group (as defined below) and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group;

         (iv) a Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

         (v) immediately after the acquisition, no more than twenty-five percent of the assets of any Plan with respect to which such person has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Exemption does not apply to Plans sponsored by the Seller, the Depositor, J.P. Morgan and the other underwriters set forth in the related Prospectus Supplement, the Trustee, the Master Servicer, any Sub-Servicer, the Pool Insurer, any obligor with respect to the Trust Fund Asset included in the Trust Fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of any of such parties (the "Restricted Group").

         The Exemption may apply to the acquisition, holding and transfer of the Certificates by Plans if all of the conditions of the Exemption are met, including those within the control of the investor. As of the date hereof, there is no single Trust Fund Asset included in the Trust Fund that constitutes more than five percent of the aggregate unamortized principal balance of the assets of the Trust Fund.

Insurance Company Purchasers

         Purchasers that are insurance companies should consult with their legal advisors with respect to the applicability of Prohibited Transaction Class Exemption ("PTE") 95-60, regarding transactions by insurance company general accounts. In addition to any exemption that may be available under PTE 95-60 for the purchase and holding of Securities by an insurance company general account, the Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL published proposed regulations on December 22, 1997, but the required final regulations (the "401(c) Regulations") have not been issued as of the date thereof. The 401(c) Regulations which are to provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute plan assets.
Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute plan assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as plan assets. In addition, because
Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as plan assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Securities should consult with their legal counsel with respect to the applicability of Section 401(c) of ERISA, including the general account's ability to continue to hold the Securities after the date which is 18 months after the date the 401(c) Regulations become final.

Consultation with Counsel

         There can be no assurance that the Exemption or any other DOL exemption will apply with respect to any particular Plan that acquires the Securities or, even if all of the conditions specified therein were satisfied, that the exemption would apply to all transactions involving a Trust Fund. Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA and the Code and the potential consequences to their specific circumstances prior to making an investment in the Securities.

         Any fiduciary or other investor of plan assets that proposes to acquire or hold Securities on behalf of a Plan or with plan assets should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code to the proposed investment and the Exemption and the availability of exemptive relief under any class exemption.

                                Legal Investment

         The Prospectus Supplement for each series of Securities will specify which, if any, of the classes of Securities offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of Securities that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulations to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacts legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in securities, or require the sale or other disposition of securities, so long as such contractual commitment was made or such securities were acquired prior to the enactment of such legislation.

         SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in Securities without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities (in each case whether or not the class of Securities under consideration for purchase constituted a "mortgage related security").

         All depository institutions considering an investment in the Securities (whether or not the class of Securities under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement") setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities," which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as Securities not entitled to distributions allocated to principal or interest, or Subordinated Securities. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security," and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

         There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Securities or to purchase Securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Securities constitute legal investments for such investors.

                             Method of Distribution

         The Securities offered hereby and by the related Prospectus Supplement will be offered in Series. The distribution of the Securities may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Securities will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by J.P. Morgan Securities Inc. ("J.P. Morgan"), an affiliate of the Depositor, acting as underwriter with other underwriters, if any, named therein. In such event, the Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Securities agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of Securities, underwriters may receive compensation from the Depositor or from purchasers of Securities in the form of discounts, concessions or commissions. The Prospectus Supplement will describe any such compensation paid by the Depositor.

         Alternatively, the Prospectus Supplement may specify that Securities will be distributed by J.P. Morgan acting as agent or in some cases as principal with respect to Securities that it has previously purchased or agreed to purchase. If J.P. Morgan acts as agent in the sale of Securities, J.P. Morgan will receive a selling commission with respect to such Securities, depending on market conditions, expressed as a percentage of the aggregate principal balance or notional amount of such Securities as of the Cut-off Date. The exact percentage for each Series of Securities will be disclosed in the related Prospectus Supplement. To the extent that J.P. Morgan elects to purchase Securities as principal, J.P. Morgan may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any Series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Securities of such Series.

         The Depositor will indemnify J.P. Morgan and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments J.P. Morgan and any underwriters may be required to make in respect thereof.

         Securities will be sold primarily to institutional investors. Purchasers of Securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Securities. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

         As to each Series of Securities, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any non-investment grade class may be initially retained by the Depositor, and may be sold by the Depositor at any time in private transactions.

                                  Legal Matters

         The validity of the Securities of each Series, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by Brown & Wood LLP or other counsel identified in the Prospectus Supplement.

                              Financial Information

         A new Trust Fund will be formed with respect to each Series of Securities and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Securities. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     Rating

         It is a condition to the issuance of the Securities of each Series offered hereby and by the Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") specified in the related Prospectus Supplement.

         Any such rating would be based on, among other things, the adequacy of the value of the Trust Fund Assets and any credit enhancement with respect to such class and will reflect such Rating Agency's assessment solely of the likelihood that holders of a class of Securities of such class will receive payments to which such Securityholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Each security rating should be evaluated independently of any other security rating. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

         There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement with respect to a Series, such rating might also be lowered or withdrawn among other reasons, because of an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

         The amount, type and nature of credit enhancement, if any, established with respect to a Series of Securities will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans. No assurance can be given that values of any Properties have remained or will remain at their levels on the respective dates of origination of the related Loans. If the residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Loans in a particular Trust Fund and any secondary financing on the related Properties become equal to or greater than the value of the Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In additional, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the holders of one or more classes of the Securities of the related Series.







                             Index of Defined Terms

Term                                                                 Page
----                                                                 ----






1986 Act...............................................................89
401(c) Regulations....................................................117
Accrual Securities.....................................................29
Agreement...............................................................8
Amortizable Bond Premium Regulations...................................90
APR....................................................................13
Available Funds........................................................29
balloon payment........................................................10
Belgian Cooperative....................................................41
beneficial owner.......................................................39
BIF....................................................................55
Book-Entry Securities..................................................39
borrower...............................................................78
Buydown Fund...........................................................10
Buydown Loans..........................................................10
Calculation Agent......................................................36
Capitalized Interest Account...........................................58
Cash Flow Bond Method..................................................97
Cedelbank..............................................................39
Cedelbank Participants.................................................41
CERCLA.................................................................72
Charter Act............................................................16
Claimable Amount.......................................................83
Class Security Balance.................................................29
Closed-End Loans........................................................9
CMO's..................................................................20
Code...................................................................84
COFI Securities........................................................38
Collateral Value.......................................................13
Combined Loan-to-Value Ratio...........................................13
Commodity Indexed Securities...........................................28
companion classes......................................................34
Components.............................................................33
Contingent Regulations.................................................87
contracts..............................................................75
Contracts..............................................................12
Cooperative Loans.......................................................9
Cooperatives............................................................9
Currency Indexed Securities............................................28
Cut-off Date............................................................8
Cut-off Date Principal Balance.........................................26
Debt Securities........................................................85
Definitive Security....................................................39
Detailed Description....................................................9
Disqualified Organization..............................................94
DOL...................................................................112
DTC....................................................................39
Duff & Phelps.........................................................114
Eleventh District......................................................37
EPA....................................................................72
ERISA.................................................................111
Euroclear..............................................................39
Euroclear Operator.....................................................41
Euroclear Participants.................................................41
European Depositaries..................................................39
excess servicing.......................................................97
Exemption.............................................................114
Face Amount............................................................28
FASIT..................................................................91
FHA Loans..............................................................14
FHLBSF.................................................................37
FHLMC Act..............................................................18
FHLMC Certificate Group................................................18
FHLMC Project Certificates.............................................20
Financial Intermediary.................................................40
Fitch.................................................................114
FNMA MBS...............................................................17
FNMA Project Issuers...................................................16
FNMA SMBS..............................................................17
foreign person........................................................102
Garn-St Germain Act....................................................74
GNMA Issuer............................................................15
GNMA Project Certificates..............................................16
Guaranty Agreement.....................................................15
Home Equity Loans.......................................................9
Housing Act............................................................14
HUD....................................................................14
Indenture..............................................................25
Index..................................................................28
Indexed Commodity......................................................28
Indexed Currency.......................................................28
Indexed Principal Amount...............................................28
Indexed Securities.....................................................27
Installment Contract...................................................78
Insurance Proceeds.....................................................55
Insured Expenses.......................................................55
Interest Weighted Securities...........................................88
IRS....................................................................87
J.P. Morgan...........................................................119
L/C Bank...............................................................44
L/C Percentage.........................................................44
lender.................................................................78
Liquidation Expenses...................................................55
Liquidation Proceeds...................................................55
Loan Rate..............................................................10
Loan-to-Value Ratio....................................................13
lockout periods........................................................10
Manufactured Homes.....................................................12
Manufactured Housing Contracts.........................................12
Master Servicing Agreement..............................................8
Master Servicing Fee...................................................62
mixed used properties..................................................11
Moody's...........................................................46, 114
Morgan.................................................................41
Mortgage...............................................................53
mortgage related security.............................................119
Mortgaged Properties...................................................11
National Cost of Funds Index...........................................38
NCUA..................................................................119
New Withholding Regulations...........................................100
Nonresidents...........................................................99
OID....................................................................86
OID Regulations........................................................86
OTS....................................................................38
PACs...................................................................33
Participants...........................................................39
Parties in Interest...................................................112
Pass-Through Securities................................................96
Pay-Through Security...................................................87
Percentage Interests...................................................64
Permitted Investments..................................................46
Plan..................................................................111
Plan Asset Regulation.................................................112
PMBS Agreement.........................................................20
PMBS Issuer............................................................21
PMBS Servicer..........................................................20
PMBS Trustee...........................................................20
Policy Statement......................................................119
Pool....................................................................7
Pool Insurance Policy..................................................47
Pool Insurer...........................................................47
Pooling and Servicing Agreement........................................25
Prepayment Assumption..................................................87
Primary Mortgage Insurance Policy......................................11
Prime Rate.............................................................39
Principal Prepayments..................................................30
Properties.............................................................11
Property Improvement Loans.............................................80
PTE...................................................................117
PTE 83-1..............................................................113
Purchase Price.........................................................24
Rating Agency.........................................................120
Ratio Strip Securities.................................................97
RCRA...................................................................73
Record Date............................................................27
Reference Banks........................................................36
Refinance Loan.........................................................13
Regular Interest Securities............................................85
Regular Interests......................................................90
Relevant Depositary....................................................39
Relief Act.............................................................79
REMIC..............................................................27, 84
REMIC Regulations......................................................91
Reserve Account........................................................29
Reserve Interest Rate..................................................36
Residual Interest Security.............................................93
Residual Interests.....................................................90
Restricted Group......................................................117
Retained Interest......................................................26
Revolving Credit Line Loans.............................................9
Rules..................................................................40
S&P...................................................................114
SAIF...................................................................55
secured creditor exclusion.............................................72
Security Account.......................................................55
Security Owners........................................................39
Security Register......................................................27
Securityholders........................................................40
Sellers.................................................................8
Senior Securities......................................................43
Servicing Fee..........................................................96
Short-Term Note.......................................................101
Single Family Properties...............................................11
Single Family Securities..............................................113
SMMEA.................................................................118
Startup Day............................................................92
Stock Index............................................................28
Stock Indexed Securities...............................................28
strip..................................................................34
Stripped Securities....................................................96
Subordinated Securities................................................43
Sub-Servicers...........................................................8
Sub-Servicing Agreement................................................58
TACs...................................................................34
Terms and Conditions...................................................42
thrift institutions....................................................94
TIN....................................................................99
Title I Loans..........................................................80
Title I Program........................................................80
Title V............................................................75, 78
Trust Agreement.....................................................9, 25
Trust Fund Assets.......................................................7
Trustee................................................................25
U.S. Person...........................................................106
UCC....................................................................71
VA Guaranty............................................................62
VA Loans...............................................................15


                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.*

         The following table sets forth the estimated expenses to be incurred in connection with the offering of the Securities, other than underwriting discounts and commissions:


           SEC Registration Fee....................................... $    **
           Trustee's Fees and Expenses................................      **
           Printing and Engraving.....................................      **
           Legal Fees and Expenses....................................      **
           Blue Sky Fees..............................................      **
           Accounting Fees and Expenses...............................      **
           Rating Agency Fees.........................................      **
           Miscellaneous..............................................      **

           Total...................................................... $    **
                                                                       ========


----------------------------------
* All amounts, except the SEC Registration Fee, are estimates of aggregate expenses incurred or to be incurred in connection with the issuance and distribution of Securities in an aggregate principal amount assumed for these purposes to be equal to $_____ of Securities registered hereby.


**   To be filed by amendment.



Item 15. Indemnification of Directors and Officers.

         Under Section 8(b) of the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Act").

         The Registrant's Certificate of Incorporation provides for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

Item 16. Exhibits.

         (a)      Financial Statements:

                  None.

         (b)      Exhibits:

         1.1      Form of Underwriting Agreement.*
         3.1      Restated Certificate of Incorporation of the Registrant.*
         3.2      By-laws of the Registrant.*
         4.1      Forms of Pooling and Servicing Agreement.*
         4.2      Form of Trust Agreement.*
         4.3      Form of Indenture.*
         5.1      Opinion of Brown & Wood LLP as to legality of the Securities.
         8.1      Opinion of Brown & Wood LLP as to certain tax matters.
         10.1     Form of Mortgage Loan Purchase Agreement.*
         23.1     Consent of Brown & Wood LLP (included in
                  Exhibits 5.1 and 8.1 hereto).
         24.1     Powers of Attorney (included on Page II-4).

--------------------
*        To be filed by amendment.


Item 17. Undertakings.

         The undersigned registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

            (ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended), that is incorporated by reference in the registration statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on the 19th day of April, 1999.

                                    J.P. MORGAN ACCEPTANCE CORPORATION I


                                     By:     /s/ David M. Duzyk
                                        -----------------------------
                                            Name:  David M. Duzyk
                                            Title:    President


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of David M. Duzyk, James R. Pomposelli, Jayme J. Laurash, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



      Signature                                  Title                               Date
      ----------                                 -----                               -----


  /s/ David M. Duzyk      President (Principal Executive Officer)               April 19, 1999
-----------------------
      David M. Duzyk
 /s/ Aashish R. Kamaat    Controller (Principal Financial and Accounting        April 19, 1999
------------------------  Officer)
     Aashish R. Kamat
/s/ William S. Demchak    Director , Chairman of the Board                      April 19, 1999
------------------------
    William S. Demchak
/s/ Debra F. Stone        Director                                              April 19, 1999
------------------------
    Debra F. Stone
/s/ Edwin F. McMichael    Director                                              April 19, 1999
------------------------
    Edwin F. McMichael
